Q3 2011

Columbia Acorn Family of Funds

Class Z Shares

Managed by Columbia Wanger Asset Management, LLC

Third Quarter Report

September 30, 2011

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's adviser, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  HSBC Smaller European Companies (inc UK) Index is a weighted combination of two indexes: the HSBC Smaller Europe (ex UK) Index and the HSBC Smaller UK Index. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund and Columbia Acorn Select; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper International Funds Index, 30 largest non-U.S. funds, excluding non-U.S. small-cap funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index, a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B Index represents the institutionally investable capital of European countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 17 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The views expressed in the "Chattering Squirrels" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust. ColumbiaSM, Columbia Management®, and the Columbia Management Logo® are service marks owned and/or registered by Ameriprise Financial, Inc.

Columbia Acorn Family of Funds

Table of Contents

Performance At A Glance	2
Chattering Squirrels: 2011 Shareholder Information Meeting Recap	3
Columbia Acorn Fund
In a Nutshell	10
At a Glance	11
Major Portfolio Changes	26
Statement of Investments	29
Columbia Acorn International
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	42
Statement of Investments	46
Portfolio Diversification	55
Columbia Acorn USA
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	56
Statement of Investments	58
Columbia Acorn International Select
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	65
Statement of Investments	66
Portfolio Diversification	70

Columbia Acorn Select
In a Nutshell	18
At a Glance	19
Major Portfolio Changes	71
Statement of Investments	72
Columbia Thermostat Fund
In a Nutshell	20
At a Glance	21
Statement of Investments	78
Columbia Acorn Emerging Markets Fund
In a Nutshell	22
At a Glance	23
Statement of Investments	79
Portfolio Diversification	82
Columbia Acorn European Fund
In a Nutshell	24
At a Glance	25
Statement of Investments	83
Portfolio Diversification	86
Columbia Acorn Family of Funds
Columbia Acorn Family of Funds Information	87

Estimated Year-End Distributions

To help with your tax planning, following are the estimated year-end capital gain distributions for the Columbia Acorn Funds. The expected record date is December 6, 2011, the expected ex-dividend date is December 7, 2011, and the expected payable date is December 7, 2011. Distribution information is not final and should not be considered final until after the record date. The Board of Trustees will determine the actual distributions the Funds will pay.

	Short-term Capital Gains	Long-term Capital Gains
Columbia Acorn Fund	None	$0.90 - $1.05
Columbia Acorn International	None	None
Columbia Acorn USA	None	$0.10 - $0.15
Columbia Acorn International Select	None	$0.40 - $0.50
Columbia Acorn Select	None	None
Columbia Thermostat Fund	None	None
Columbia Acorn Emerging Markets Fund	$0.00 - $0.05	None
Columbia Acorn European Fund	$0.00 - $0.05	None

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Columbia Acorn Family of Funds

Performance At A Glance Class Z Average Annual Total Returns through 9/30/11

	NAV on 9/30/11	3rd quarter*	Year to date*	1 year	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	$25.67	-19.66%	-13.89%	-1.34%	1.55%	9.06%	14.31%
Russell 2500 Index		-21.22%	-14.87%	-2.22%	0.19%	7.08%	NA
S&P 500 Index**		-13.87%	-8.68%	1.14%	-1.18%	2.82%	10.20%
Lipper Mid-Cap Growth Funds Index		-20.18%	-14.14%	-2.18%	2.41%	5.29%	NA
Columbia Acorn International (ACINX) (9/23/92)	$33.63	-18.23%	-15.77%	-8.55%	2.53%	11.39%	10.66%
S&P Global Ex-U.S. Between $500M and $5B Index		-19.67%	-17.56%	-8.84%	1.77%	12.15%	7.96%
S&P Global Ex-U.S. SmallCap Index		-21.20%	-18.34%	-9.65%	0.20%	11.18%	7.14%
Lipper International Small/Mid Growth Funds Index		-18.96%	-16.62%	-6.92%	0.31%	9.71%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	$24.25	-22.20%	-15.09%	-1.14%	-0.51%	6.36%	8.84%
Russell 2000 Index		-21.87%	-17.02%	-3.53%	-1.02%	6.12%	5.84%
Russell 2500 Index		-21.22%	-14.87%	-2.22%	0.19%	7.08%	7.52%
Lipper Small-Cap Growth Funds Index		-21.54%	-14.42%	-1.10%	0.27%	4.52%	4.46%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	$24.73	-14.67%	-11.47%	-4.31%	2.51%	10.61%	8.67%
S&P Developed Ex-U.S. Between $2B and $10B Index		-18.15%	-14.85%	-6.54%	-1.15%	9.14%	6.52%
MSCI EAFE Index		-19.01%	-14.98%	-9.36%	-3.46%	5.03%	2.43%
Lipper International Small/Mid Growth Funds Index		-18.96%	-16.62%	-6.92%	0.31%	9.71%	9.10%
Columbia Acorn Select (ACTWX) (11/23/98)	$21.60	-23.54%	-23.52%	-12.78%	-0.86%	6.82%	8.18%
S&P MidCap 400 Index		-19.88%	-13.02%	-1.28%	2.20%	7.50%	7.72%
S&P 500 Index**		-13.87%	-8.68%	1.14%	-1.18%	2.82%	1.58%
Lipper Mid-Cap Growth Funds Index		-20.18%	-14.14%	-2.18%	2.41%	5.29%	4.86%
Columbia Thermostat Fund (COTZX) (9/25/02)†	$11.97	-6.92%	-2.59%	4.59%	3.52%	—	6.86%
S&P 500 Index		-13.87%	-8.68%	1.14%	-1.18%	—	5.73%
Barclays Capital U.S. Aggregate Bond Index		3.82%	6.65%	5.26%	6.53%	—	5.36%
Lipper Flexible Portfolio Funds Index		-11.52%	-7.00%	-0.22%	1.97%	—	6.59%
50/50 Blended Benchmark		-5.28%	-1.12%	3.48%	3.04%	—	5.87%
Columbia Acorn Emerging Markets Fund (CEFZX) (8/19/11)	$8.84	—	—	—	—	—	-11.60%
S&P Emerging Markets Between $500M and $5B Index		—	—	—	—	—	-14.28%
MSCI Emering Markets Small Cap Index		—	—	—	—	—	-16.10%
Lipper Emerging Markets Index		—	—	—	—	—	-11.32%
Columbia Acorn European Fund (CAEZX) (8/19/11)	$9.41	—	—	—	—	—	-5.90%
S&P Europe Between $500M and $5B Index		—	—	—	—	—	-7.55%
HSBC Smaller European Companies Index		—	—	—	—	—	-8.68%
Lipper European Region Index		—	—	—	—	—	-6.73%

*Not annualized.

**The comparison to the S&P 500 Index is presented to show performance against a widely recognized market index.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). If they were included, returns would have been lower. Class Z shares are sold only at NAV with no distribution and service (Rule 12b-1) fees. Only eligible investors may purchase Class Z shares of the Funds, directly or by exchange. Please see each Fund's prospectus for eligibility and other details. Class Z shares have limited eligibility and the investment minimum requirement may vary.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Annual operating expense ratios are stated as of each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios for Class Z shares. Columbia Acorn Fund: 0.76%. Columbia Acorn International: 0.98%. Columbia Acorn USA: 1.01%. Columbia Acorn International Select: 1.16%. Columbia Acorn Select: 0.97%. Columbia Thermostat Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2012; expense ratios without and with the contractual waiver/reimbursement, including fees and expenses associated with the Fund's investments in other investment companies are 1.16% and 1.04%, respectively. Columbia Acorn Emerging Markets Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are 1.58%. Columbia Acorn European Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are 1.51% and 1.50%, respectively.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index.

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Chattering Squirrels: 2011 Shareholder Information Meeting Recap

On September 21, 2011, we held our annual Shareholder Information Meeting in Chicago. Following are highlights from your portfolio managers' presentations. While they did not present at this year's meeting, Columbia Acorn USA portfolio manager Robert Mohn and Columbia Acorn International Select portfolio manager Chris Olson have provided comments to include in this recap. Data quoted in the presentations has been updated through September 30, 2011.

Charles P. McQuaid

Chief Investment Officer and Lead Portfolio Manager of Columbia Acorn Fund and Columbia Thermostat Fund

Over the last year, Columbia Acorn Fund benefited from good stock selection in consumer discretionary and industrial stocks and an underweight in a struggling financial sector. On the downside, some of the Fund's energy stocks took a breather, hurting performance.

Let's look at several Fund holdings. Columbia Acorn Fund's third largest position at the end of September was FMC Technologies, a maker of production systems for oil and gas wells located underwater, including wellheads. The price of oil has been fluctuating, with world demand on the rise and supplies seemingly limited. Deep-water drilling has been booming offshore Brazil and offshore Africa, and is picking up in the Gulf of Mexico. More drilling rigs are being built and, as they are being put to work, we expect that demand for FMC's products should grow.

As mentioned at last year's meeting, we believed industrial stocks Ametek, Mettler Toledo and Donaldson occupied good niches and were reasonably priced. I am pleased to report that all three stocks have performed well. Second quarter 2011 comparable earnings per share were up 38% for Ametek, 22% for Mettler Toledo and 29% for Donaldson. Their stocks have responded favorably to the earnings growth.

Turning our attention to industry weightings, the Fund's largest weight at the end of September was industrials. As noted in the examples above, we have found many stocks in this sector representing what we think are good businesses, at reasonable valuations. In addition, many of their large customers have great balance sheets and need to spend more on industrial equipment in order to remain competitive and accommodate worldwide demand.

The Fund's second largest overweight at the end of the third quarter was in consumer discretionary stocks. We are not particularly bullish on the American consumer but we are bullish on American consumer companies that are pursuing global growth strategies as providers of affordable luxury products. Fund holding Abercrombie & Fitch, for example, has several enormously successful stores overseas. Handbag company Coach derives 30% of its revenues from non-U.S. markets.

Columbia Acorn Fund's largest underweight was in financial services. Most of this underweight was because the Fund has relatively little exposure to real estate investment trusts (REITs). REIT growth has been slower than many other companies, and we don't believe the stocks are cheap. We also have a small underweight in banks, many of which continue to suffer from the real estate collapse while dealing with increased regulations that have hurt profitability.

The Fund's next largest underweight was in utilities. We've maintained a modest exposure in this group because we've found only a handful of companies that we think have good growth opportunities and reasonable stock prices.

Looking at Columbia Acorn Fund's characteristics, the Fund held 375 stocks at the end of September. Acorn has held over 200 stocks since the 1980s and, since 2005, has had between 325 and 425 stocks. The Fund's weighted average market cap was $3.6 billion, somewhat higher than its benchmark, the Russell 2500 Index, because we don't automatically sell winners due to market caps. Fund stocks tend to have modestly higher valuations than benchmark, but have better returns on equity as well. Turnover was 28% last year, a bit higher than our recent average. Some 10% of the Fund was invested in foreign stocks at the end of September, and the range over the last decade has been between 7% and 16%.

Turning to Columbia Thermostat, the Fund has been busy buying stock funds when the market goes down and selling them when the market rises. The Fund went from 50% stocks in April to a peak of 75% stocks in August and

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then, with a bit of a market recovery, was at 65% stocks at the end of September. The market has been stuck in a trading range, helping Thermostat performance.

Ben Andrews

Lead Portfolio Manager of Columbia Acorn Select

Columbia Acorn Select underperformed its benchmark, the S&P MidCap 400 Index, for the year ended September 30, 2011. I'd like to stress that I believe in this Fund—its philosophy and its style. The Fund has undergone changes that are intended to help Fund performance going forward. Robert Chalupnik was brought on as a co-portfolio manager of the Fund in May. I've worked closely with Rob over his 10 years as the domestic industrials analyst at Columbia Wanger Asset Management (CWAM) and I feel strongly that his knowledge and ability will be additive to Fund performance.

Fund stocks generally fall into two categories: core holdings and opportunistic holdings. The Fund's core holdings are stocks that we believe are great businesses selling at good prices. They have a sustainable competitive advantage, pricing power, dominant market share and strong cash generation. Some examples of these among the Fund's top 10 are Ametek, Crown Castle and Coach.

The second type, the opportunistic holding, is what we perceive as a good business available at a great price. These are companies that we believe are misunderstood by Wall Street. They could be going through a transition or a turnaround in their business fundamentals. The company could be a spin-off of a smaller business that few analysts appear to be following. Examples of these types of businesses in the top 10 holdings are Hertz and Pacific Rubiales Energy.

This year, many of the Fund's opportunistic holdings have gone down more than the market, regardless of how the company is actually performing. For example, the market is currently pricing Hertz like it's an average cyclical stock that is losing money in a rough recession. In fact, Hertz is not losing money; its earnings are up nicely so far this year. At some point, we expect the market to recognize the changes Hertz has made recently, as well as the changes that have occurred in its industry.

First, Hertz has lengthened its debt maturities, eliminating a lot of refinance risk. Second, we believe there is little risk of the automakers going bankrupt, making it unlikely that Hertz will own cars that become undesireable when it's time to sell them. Third, there are fewer cars being sold in the United States, resulting in higher resale values for Hertz's cars as it rolls over its fleet. Finally, the car rental industry is continuing to consolidate, allowing the remaining players to have more pricing and purchasing power. And, if demand drops, Hertz has the ability to sell the cars in its car inventory, allowing it to adjust quickly to changing economic times.

I'd call Hertz the right stock to own for the long term but, so far this year, it has been the wrong time to own it. I believe the market is currently very one-dimensional, paying up for fast-growth companies. I can't predict when the market will like a stock such as Hertz again, but I believe that as long as the company grows, the market will come around.

When looking at the two types of holdings that Columbia Acorn Select owns, I believe my strength is in finding opportunistic businesses. Looking back over my 13 years at CWAM, I've found many of them, some of which have done quite well over the long run in our Acorn Funds. On the other hand, when I look at what Rob Chalupnik has accomplished at CWAM, I see someone who has done really well at finding businesses with sustainable, competitive advantage, core holdings for Columbia Acorn Select. Bringing our complementary skillsets together to manage Columbia Acorn Select should prove beneficial going forward.

Robert A. Mohn

Director of Domestic Research, Lead Portfolio Manager of Columbia Acorn USA and Co-portfolio Manager of Columbia Acorn Fund

Columbia Acorn USA's results for the 12-month period ended September 30, 2011, were helped by the outperformance of Fund consumer and financial sector stocks. Fund consumer stocks bested the benchmark Russell 2000 Index's consumer sector performance by 9%. Our consumer analyst, Susie Hultquist, has done a masterful job investing in several powerful consumer themes, including "American brands going global" (epitomized by teen retailer Abercrombie & Fitch, whose international business grew 74% in the second

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quarter and now comprises 25% of sales), retailers creating new "categories of one" (lululemon athletica, which launched and now dominates the burgeoning premium yoga apparel business), and "internet category killers" (Shutterfly in the photo retailing space).

The Fund is currently overweight the consumer sector, at 16% of Fund assets, 3% greater than the benchmark. On first glance, our outsized position seems to indicate that we believe the U.S. consumer to be on the brink of another spending spree. But this is not the case. We actually anticipate muted growth in U.S. consumer spending going forward. So why the overweight of a group with a tepid, uninspiring outlook? Because we have been able to identify and invest a meaningful amount of money in a fine group of stocks that we believe will benefit from global (as opposed to domestic) consumer spending growth and/or from changing U.S. spending habits (more online shopping and newly developing retail categories). These durable and favorable underlying spending trends trump any concerns we may have about the overall health of the average U.S.-based consumer.

The financials sector is our largest underweight at 14% of Fund assets versus the benchmark's 21% weighting. Our disinterest stems from the basic law of supply and demand. Most financial sectors are suffering from an overabundance of supply (record excess reserves in the banking system, overbuilt suburban office buildings and strip malls) in tandem with a dearth of business demand. High supply plus low demand is a toxic combination. We have been able to identify some select financial companies and sub-sectors with supply/demand working in their favor. Of note are World Acceptance, whose small-loan business is thriving as rival payday lenders get regulated out of business (thus shrinking the overall supply of small loans), and Extra Space Storage, a real estate company bolstered by strong demand for its self-storage units.

Also boosting performance over the past year were our technology stocks, or should I say "stock." IPG Photonics, a top-10 position in the Fund, soared during the 12-month period ended September 30, 2011, gaining 80%. IPG is the dominant provider of fiber lasers, a disruptive technology that essentially marries fiber optics with lasers. Fiber lasers are more efficient and offer better beam quality than standard carbon dioxide gas lasers and recently seem to have reached a positive inflection point in terms of acceptance for new cutting and welding applications. Revenue has grown 81% over the past year.

The telecom sector served as a drag on returns over the past 12 months. The Fund's larger telecom positions continue to increase their cash flow at a robust pace, with cellular tower company SBA Communications enjoying 15% cash flow growth and fiber optic commercial telephone provider tw telecom's cash flow up 8%. However, their stock prices have lagged for the annual period through September 30, 2011, though both were star performers prior to last year's shareholder meeting.

Louis J. Mendes

Co-portfolio Manager of Columbia Acorn International and Columbia Acorn Emerging Markets Fund

With the world at what appears to be an economic crossroads, it is important to understand not only what you are investing in, but why you should continue to hold that investment. Let's look at what you own when you invest in Columbia Acorn International and how it differs from many of its peers.

Columbia Acorn International is invested in nearly all regions of the world outside of the United States but with no one region overwhelming the portfolio. This mitigates the impact of a regional economic or political shock to the Fund. We've been consistent in this diversification. Three years ago the Fund's largest regional weights were, as they are now, Continental Europe, Asia ex-Japan and Japan. Our exposure to Europe has declined a bit, while Asia ex-Japan has increased.

The Fund is also diversified at the corporate level, holding over 200 unique names, each with its own performance drivers. No single investment is responsible for the portfolio's returns on its own. This allows the Fund to have what we believe is a comparatively low volatility relative to its peers. The Fund's top 10 holdings account for no more than 15% of the Fund's assets while many of its peers have 25% or more of their assets in their fund's top 10 names.

A quick look at a few of the Fund's top holdings provides an example of the diversity of ideas. Melco Crown Entertainment is a Macau casino operator that, in only a few short years, has risen to dwarf Las Vegas's gambling revenues, as it caters to the newly minted wealth of Asia. In the

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United Kingdom, Intertek Group provides testing and certification services to the world of international manufacturing and trade to ensure that products meet international standards in quality and assurance. Vopak is a Dutch manager of oil and natural gas depots around the world. Increased energy demand requires increased energy sourcing from locations far from end markets. As you can see, each of these companies has its own unique set of drivers.

We remain dedicated to small/mid-cap investing with a buy-and-hold philosophy. The Fund's weighted average market cap at the end of September was $3.1 billion, down slightly from $3.2 billion three years ago. The Fund's portfolio turnover in 2010 was 25%, slightly below the 28% level of three years prior and consistently well below industry averages.

We continue to take a team approach to investing. Each member of the investment team is a specialist in his or her particular region or sector. Our emphasis on independent thinking means that we can have contrasting world, country or even sector views, which fuels constructive discourse and helps ensure that we have fully vetted every investment prior to making a portfolio decision. This keeps our focus on stock selection, which has always been the true strength of Acorn investing.

Looking at the bigger economic picture, economies around the world are growing at very different rates and facing very different domestic issues. There is a tug of war going on as some countries wrestle with deflationary fears by creating liquidity, while others enact policies to curtail inflation and its excess liquidity.

The developed markets of the United States and Europe are battling debt/credit crises in the midst of low economic growth and high unemployment. Inflation is not a concern and nominal interest rates are expected to remain historically low for the foreseeable future. Japan has had low interest rates for a long time, as it continues to battle its own deflation problem.

Many of the larger emerging market economies (China, India and Brazil, for example) have been growing too fast in recent years and, in some regions, are at structurally full employment. This has caused excessive inflation in wage rates and contributed to the sharp rise in food demand and prices.

Fritz Kaegi

Lead Portfolio Manager of Columbia Acorn Emerging Markets Fund

Columbia Acorn Emerging Markets Fund invests in small companies (under $5 billion at the time of purchase) in emerging and frontier markets. The hallmark of the Acorn investment approach has always been to buy reasonably priced small companies, with good businesses and prospects, and hold onto them. This approach is well-suited to emerging markets.

Emerging markets are home to much of the growth in the global economy today. The implementation of proven ideas and technologies is increasing living standards and productivity. Improving agricultural practices, for example, are freeing people to pursue jobs in cities, bringing more people to the labor force, especially women. Exposure to international trade and investment is increasing, and local financial systems are getting better at mobilizing capital. Compared to many developed countries, debt levels are modest.

Two other key factors bode well for companies in developing markets. First, they generally have less competition, which is key because revenue growth alone does not necessarily translate into profit growth. Industries with ordinary levels of profitability in advanced markets can have excellent levels of profitability in emerging markets.

Second, emerging market companies with good business franchises often can reinvest capital at high rates of return. Consider U.S. paint company Sherwin Williams and the leader in India, Asian Paints. Both companies earn good returns on capital but it is much harder for Sherwin to reinvest profitability than it is for Asian Paints because the U.S. paint market is saturated and slow-growing, while Indian paint consumption is low and fast-growing. The ability to reinvest at good returns is critical to compounding growth.

Another point to consider is that many of the economic growth drivers and competitive conditions in emerging markets arise from local, not global, conditions. While performance has been somewhat correlated in recent years, we believe that unique, local economic circumstances should, over longer periods, result in outcomes that are different from our developed market stock holdings.

Looking more specifically at Columbia Acorn Emerging Markets Fund, it differs from many other emerging

6

market funds because it is focused on small companies. Most emerging market funds focus on the same group of giant companies that are driven by macroeconomic factors. A small-company focus offers an investable universe of thousands of companies and, within that universe, locally exposed niche businesses, such as those in the consumer discretionary, health care and industrials sectors, play a notably bigger role. If an investor is interested in emerging markets for growth and diversification potential, we think it makes more sense to look at smaller companies.

For example, looking at the top 10 stocks in the MSCI Emerging Markets Index, a large-cap emerging market benchmark, Petrobras, the state-owned oil company of Brazil, is largely driven by oil prices, providing little diversification for an investor who already owns Exxon or Total. Samsung is a Korean global technology company included in the index but the forces that move the business are not Korean, or even Asian. It largely depends on developed country revenues, just like Apple or Sony.

Now consider a top holding in our Fund. Localiza Rent A Car is a dominant rental car company in Brazil. As the largest single purchaser of cars in Brazil, it extracts favorable pricing for its fleet on acquisition. When combined with a large, in-house network of used car dealerships, it has better cost control and operating margins than any of its peers and the industry is growing twice as fast as the overall economy.

Another Fund holding, Rand Merchant Insurance (RMI), is a South African property and casualty insurer selling directly to customers, a trail blazed successfully in the United States by GEICO. RMI's distribution model gives it a cost advantage—shown in high underwriting margins—even as South African home and car ownership continues to grow.

Many of us on the Columbia Acorn Emerging Markets Fund team have lived and worked in emerging markets and have been traveling to these countries for years as investors. We are delighted to be managing an emerging market fund that employs the classic Acorn focus and process.

Andreas Waldburg-Wolfegg

Lead Portfolio Manager of Columbia Acorn European Fund

We at CWAM have built a broad knowledge of Europe, as a large portion of Columbia Acorn International is invested there. Back in 1997, management decided to use this knowledge to launch a European fund, which is domiciled in Ireland and distributed in select European countries. Throughout its long involvement in Europe, CWAM has built lasting and deep relationships with company managers, as well as their customers. We think we know Europe and we think we know it well.

What an odd time though, you might say, to launch a European fund. Isn't the area in deep trouble? Aren't British and Irish consumers facing tough times? What about Greece and the future of the euro? We share some of these concerns, but we don't struggle to answer these questions. Instead, we focus on what we do best at CWAM: picking stocks. We believe that despite the current macroeconomic challenges, well-financed companies with a global footprint and strong market share will continue to see opportunities where others see threats. This will be no different in the future than it was in the past. At the beginning of the last decade when the media dubbed Germany the "sick man of Europe," we made various successful investments there, some of which we still hold today. More recently, we've had success investing in Next, a British retailer, despite the morose consumer environment in the United Kingdom. Clearly, not all of our European investments have been winners, but we would argue that when we get it right (or wrong) it's more likely due to company-specifics than macroeconomics.

With $15 trillion of world GDP in 2010, Europe not only is the world's largest economic block, it is also the most densely populated and among its most diverse. Most importantly to us, however, is that it is home to some of what we believe to be the best smaller companies.

European companies hold dominant positions in key growth segments, ranging from machine tools to luxury goods, which offer products and services utilized the world over. For example, Italy's Ansaldo STS, a holding in Columbia Acorn International, provides key technology that is being used in the expansion of the Chinese high-speed rail network, while leather goods manufacturer Tod's delivers

7

a sense of Italian luxury that the Chinese consumer is craving. Tod's is held by Columbia Acorn European Fund and Columbia Acorn International.

The opening of the Iron Curtain in 1989 presented Europeans with many challenges and opportunities. Today, Central and Eastern Europe are peppered with infrastructure projects, a large portion of which are being financed by the European Union. Central and Eastern Europe had an affordable and well-trained workforce that has helped to develop a sturdy and competitive industrial landscape between Gdansk and Budapest. Dutch portfolio holding Aalberts Industries, for example, grasped the opportunity this change provided 20 years ago and today has enviable market share in metal hardening, valves and other industrial applications in Poland and the Czech Republic.

Another reason to launch this fund is that there are few European funds available to U.S. investors that have a smaller company focus. Columbia Acorn European Fund is a more concentrated fund. It provides an alternative exposure to a developed economy that is different from its more diversified big brother, Columbia Acorn International.

The team at CWAM is not only one of the largest teams looking at smaller European companies on either side of the Atlantic, it is also, we believe, one of the most experienced. We think that we have the skills needed to deliver superior investment returns by relying on the time-proven CWAM approach that concentrates on fundamentals and invests for the long run.

Christopher J. Olson

Lead Portfolio Manager of Columbia Acorn International Select

Since we normally discuss quarterly or yearly performance in our reports to shareholders, I thought it might be helpful to take a look at the Fund's performance and investment style over the past five years. Since September of 2006, we have experienced a number of different markets, from the last portion of the previous bull market (2006-2008), a global equity market collapse (2008-2009), a major global equity market rally (2009-2011) and an increasing period of uncertainty regarding what comes next (2011 to the present). Over this period, Class Z shares of the Fund returned on average a positive 2.51% per year,* outperforming its benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index, which dropped 1.15% on average per year. Large-cap international stocks, as measured by the MSCI EAFE Index, were off 3.46% per year and the broader Lipper International Funds Index was down 2.61% per year. At the same time, the Fund has generated this performance with risk measures (a beta of 0.87 and standard deviation of 21%) below its benchmark and the vast majority of its peers.

We attribute this positive performance to a consistent application of the CWAM investment style, which emphasizes careful stock selection and a fundamental analysis of the risks and potential returns of each stock. As we have discussed before, we pay strict attention to company business models, quality of earnings, competence of management and strength of balance sheets. In a concentrated fund with large weights in individual stocks, stock selection is usually the primary driver of performance. While also spending time looking for great stocks, it is very important to focus on the downside risks that are inherent in every business. It is one thing to make profits from investing; it is another to keep them throughout the various economic and market cycles.

This attention to the downside risks in Fund holdings led me to begin reducing the Fund's weighting in financials in the second half of 2007 and, by the time the crisis hit in 2008, it had a 2% weight in the sector versus 20% in its benchmark. While valuations looked reasonable for the sector, investors were missing the inherent risks on the banks' balance sheets and entirely inappropriate funding structure. The risk to the downside, and potential loss of shareholder funds, was too great to warrant an investment in the sector. Ironically, this was a sector that had helped drive Fund performance through the last bull market in 2006 and 2007, when the Fund was overweight with a 25% allocation to financials, mainly banks. Every investment has a beginning and an end, and it is just as important to pay attention to the last part. While the Fund was down 42% in 2008, it did outperform its benchmark by 3.5% due to its more conservative positioning.

*  Class Z share returns each year at September 30 were: 36.67% in 2007; -26.39% in 2008; -0.35% in 2009; 18.01% in 2010; and -4.31% in 2011.

8

After an approximately 100% rise in the global equity markets from 2009 to 2011, the Fund found itself in a similar position this year, as valuations did not appear to be adequately discounting risk to company earnings from a still wounded global financial system and an uncertain economic outlook. While the Fund had not gone back into the banking sector after the crash, and so has not needed to reduce risk in that sector, I have taken a more cautious view of investments in general. In fact, past economic woes have weighed heavily on the Fund's overweight position in industrial stocks, which detracted from performance four of the last five years. As a result, the Fund is biased toward less cyclical companies, very strong balance sheets, cash generative operations and strong market positions. In a highly uncertain world, a bias toward high and sustainable dividend yields is also appropriate and the underlying stock portfolio's current yield at September 30, 2011, was approximately 3%.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Chattering Squirrels" are those of the authors and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

9

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/11

Alexion Pharmaceuticals	1.8%
Ametek	1.5%
Informatica	1.3%
BioMarin Pharmaceutical	0.9%
Fugro	0.9%
Cepheid	0.8%
IPG Photonics	0.8%
Polycom	0.5%
Hexagon	0.4%
InterMune	0.3%
WABCO Holdings	0.3%

During the third quarter of 2011, the stock market appeared to be dominated by concerns about the economic outlook for much of the world, especially Europe and China. Columbia Acorn Fund fell 19.66%, somewhat less than its primary benchmark, the Russell 2500 Index, which plunged 21.22%. Year to date, the Fund was down 13.89% versus a 14.87% drop in its benchmark. Comparisons against other benchmarks are shown on Page 2.

Many portfolio technology stocks were among the hardest hit in the quarter. Data integration software provider Informatica was the Fund's largest dollar loser, off 30%. Fiber laser producer IPG Photonics was the Fund's second largest dollar loser, down 40%. Another significant dollar dropper was video conferencing equipment provider Polycom, which fell over 40%. All three companies had excellent fundamental results and stock returns in the first half of the year, but do have substantial exposure overseas. Furthermore, IPG was involved in patent litigation, since resolved favorably, and Polycom was subject to concerns about increasing competition, which were confirmed after the end of the third quarter.

Several industrial stocks were also discounted due to macroeconomic uncertainties. Aerospace and industrial instruments maker Ametek fell 26%. Design and measurement equipment provider Hexagon fell especially hard, down 47% on fears of its exposure to emerging markets. Both companies had reported fine first half results and, as of press time, we've seen no significant fundamental slowdown for either company. Truck components supplier WABCO Holdings fell 45% despite management's September 8 disclosure of increasing orders and low dealer inventories.

Drug companies accounted for all three top dollar winners in the quarter. Alexion Pharmaceuticals jumped 36%. It announced a surprisingly positive clinical study suggesting that its auto-immune drug, Soliris, is effective in treating a severe neurological condition. Should Soliris be approved for that purpose, we believe its sales potential would double. Orphan drug developer BioMarin Pharmaceutical gained 17% while molecular diagnostic instrument producer Cepheid rose 12%. BioMarin's drug pipeline appeared increasingly positive while Cepheid had good financial results and increased its guidance for the year. On the downside, InterMune plunged 44% as management quashed takeover speculation.

Columbia Acorn Fund's international stocks underperformed the Fund's domestic stocks in the quarter, dropping 24%. Hexagon, mentioned above, was the largest international dollar loser. Following closely was offshore oil service company Fugro, which fell 30% on disappointing results. Demand is somewhat weaker than expected, resulting in underutilization of capacity. Foreign stocks accounted for 10.0% of Columbia Acorn Fund's assets at the end of the quarter, down from 10.8% at end of the half and 12.6% at the end of 2010.

A year ago we discussed concerns about the economy and noted: "Based on what our real-world companies are telling us, our current opinion is that slow growth will persist..." Slow growth did indeed persist. Reports from our companies remain generally, but not universally, positive. Given current stock valuations, if world leaders begin solving economic concerns, we think stocks should perform well.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

10

Columbia Acorn Fund (ACRNX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through September 30, 2011

Inception 6/10/70	Year to date*	1 year	5 years	10 years
Returns before taxes	-13.89%	-1.34%	1.55%	9.06%
Returns after taxes on distributions	-14.10	-2.01	0.88	8.51
Returns after taxes on distributions and sale of fund shares	-8.80	0.04	1.35	8.04
Russell 2500 Index (pretax)**	-14.87	-2.22	0.19	7.08

All results shown assume reinvestment of distributions.

*Year to date data is not annualized

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.76%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 9/30/11

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 9/30/11

1.	lululemon athletica Premium Active Apparel Retailer	2.4%
2.	Alexion Pharmaceuticals Biotech Focused on Orphan Diseases	1.8%
3.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.5%
4.	Crown Castle International Communications Towers	1.5%
5.	Donaldson Industrial Air Filtration	1.5%
6.	Mettler Toledo Laboratory Equipment	1.5%
7.	Ametek Aerospace/Industrial Instruments	1.5%
8.	Abercrombie & Fitch Teen Apparel Retailer	1.4%
9.	Informatica Enterprise Data Integration Software	1.3%
10.	tw telecom Fiber Optic Telephone/Data Services	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class Z)

June 10, 1970 through September 30, 2011

This graph compares the results of $10,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Index and to an initial $31,777 investment in the Russell 2500 Index on the index's December 31, 1978 inception date. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the indexes. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $15.1 billion

*  A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

11

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/11

Hexagon	1.0%
Gree	0.6%
Rheinmetall	0.6%
Japan Airport Terminal	0.6%

Columbia Acorn International was down 18.23% in the third quarter of 2011, which brought the year-to-date return through September to negative 15.77%. The Fund was modestly ahead of its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index, in both periods. Results were strongly shaped by the month of September, during which the Fund fell 13.15% as anxiety about European sovereign debt reached a fever pitch.

Unsurprisingly, continental European holdings led the decline, losing almost one-fourth of their value in the third quarter. Globally, stocks exposed to the industrial cycle—capital goods, automobiles and components, energy and materials—also fared poorly, as investors braced for a possible economic contraction not yet factored into expectations. Swedish measurement equipment manufacturer Hexagon has been a core holding in the Fund for many years, and is reflective of the high-quality businesses that we try to buy at reasonable prices. Its stock fell a stunning 47% during the third quarter, even after reporting solid growth and record profitability in the second quarter of its fiscal year. Rheinmetall, a German automotive supplier and defense contractor, was also down 47%, despite hiking its own earnings targets for the year as recently as July.

Japan was a strong relative outperformer in the quarter, with modest losses buoyed by a strengthening yen. Some Japanese stocks were even up a lot, which demonstrates the advantages of geographic diversification within the portfolio, paying close attention to valuation, and taking reigning macroeconomic views with a grain of salt. Japan Airport Terminal, which operates Tokyo's second largest international airport, returned over 28% on improved international passenger volumes. Gaming company Gree was up 40% after posting higher than expected growth in its most recent quarter. Investors are also excited about the company's ability to shift the business toward internally developed games, and about the potential smartphones have to make these games more fun, which could further drive game penetration and pricing.

We are standing by, along with the rest of the world, waiting for European policymakers to manage the risks of sovereign default. While we appreciate the extremely negative consequences of an uncontained default—first on European banks and then on the global economy—we are convinced that the main architects of the common currency are unlikely to let the situation devolve to that point, as it would put the very existence of the currency at risk. The euro is, in our opinion, foremost a political, not economic, institution and the breakup of the Eurozone would register a reversal of a half century-long project of postwar European integration. We believe that key creditor states will be willing to pay for the mistakes of debtor states to avoid such an outcome. Indeed, in the case of default, creditor states would be obliged to pay for these mistakes anyway through the necessary recapitalization of their own banks, which hold much of the toxic debt. Debtor states, therefore, have considerable leverage, which complicates the protracted negotiation, as does defining new limits in the Eurozone on fiscal sovereignty at the national level, a likely product of the crisis.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

12

Columbia Acorn International (ACINX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through September 30, 2011

Inception 9/23/92	Year to date*	1 year	5 years	10 years
Returns before taxes	-15.77%	-8.55%	2.53%	11.39%
Returns after taxes on distributions	-16.48	-9.33	1.70	10.80
Returns after taxes on distributions and sale of fund shares	-10.14	-5.14	2.19	10.21
S&P Global Ex-U.S. Between $500M and $5B Index**	-17.56	-8.84	1.77	12.15

All results shown assume reinvestment of distributions.

*Year to date data is not annualized

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 0.98%.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 9/30/11

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 9/30/11

1.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.4%
2.	Melco Crown Entertainment (Hong Kong) Macau Casino Operator	1.1%
3.	Zhaojin Mining Industry (China) Gold Mining & Refining in China	1.0%
4.	Alexion Pharmaceuticals (United States) Biotech Focused on Orphan Diseases	1.0%
5.	Vopak (Netherlands) World's Largest Operator of Petroleum & Chemical Storage Terminals	1.0%
6.	Gemalto (France) Smart Card Products & Solutions	1.0%
7.	Olam International (Singapore) Agriculture Supply Chain Manager	1.0%
8.	Localiza Rent A Car (Brazil) Car Rental	1.0%
9.	Imtech (Netherlands) Electromechanical & Information & Communications Technologies Installation & Maintenance	1.0%
10.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

September 23, 1992 through September 30, 2011

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P Global Ex-U.S. Between $500M and $5B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $5.5 billion

13

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/11

Informatica	2.6%
Ametek	2.2%
Nordson	2.1%
Alexion Pharmaceuticals	1.7%
II-VI	1.5%
Cepheid	1.2%
BioMarin Pharmaceutical	1.2%
Atmel	1.1%
Polycom	0.6%
Akorn	0.4%
Acorn Energy	0.2%

Columbia Acorn USA fell 22.20% in the third quarter of 2011, performing in line with the 21.87% drop of its primary benchmark, the Russell 2000 Index. Year to date, the Fund was off 15.09% versus a 17.02% drop for its benchmark. Markets tumbled as the U.S. credit rating downgrade and the seemingly never-ending crisis in Europe dominated headlines and fueled investor fears.

The Fund's portfolio got caught up in the general riot of selling, crushing stocks that, for the most part, reported solid numbers during the quarter. For example, Informatica, a provider of enterprise data integration software, announced second quarter revenue growth of 24%. Atmel, a leader in touchscreen microcontrollers, reported revenues up 22%. Ametek, a manufacturer of aerospace and industrial instruments, saw revenue growth of 28%. And how did the market respond to these strong revenue gains? By sending the stocks down 26% to 43%, demonstrating the disconnect between current economic reality and the perception of macroeconomic strain.

Two Fund holdings did decline after announcing weaker than expected sales. Nordson, a producer of dispensing systems for adhesives and coatings, fell 27%. II-VI, a manufacturer of laser optics and specialty materials, fell 32%. While results did not meet expectations, both stocks did have sales growth (12% and 16%, respectively). Polycom, a provider of video conferencing equipment, suffered from concerns that competition was heating up, sending its stock down over 40% for the quarter.

Two groups positively affected Fund performance during the quarter, the first being biotech and life sciences stocks. Alexion Pharmaceuticals gained 36% and BioMarin Pharmaceutical rose 17%. Alexion was boosted by a clinical study indicating that its primary drug, Soliris, is effective in treating a severe neurological condition. BioMarin manufactures a number of drugs that have been effective in treating several rare genetic diseases. Cepheid, a provider of molecular diagnostic equipment, has had strong sales of its automated genetic testing instruments, which helped drive its stock up 12%.

While investing in stocks that contain our favorite moniker is not a Fund theme, we were pleased to see that the other "group" that helped performance was the Acorns. Akorn, with a "k," develops, manufactures and distributes generic drugs. Its stock was up 12% in the quarter. Acorn Energy, a natural gas services provider, gained 15%.

The downdraft in the market has made stocks cheaper, but we have seen very little impact to the long-term earnings power of many of the Fund's companies. Historically, when stock prices unhinge from fundamentals and fall in dramatic fashion, it has been a propitious time to invest.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

14

Columbia Acorn USA (AUSAX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through September 30, 2011

Inception 9/4/96	Year to date*	1 year	5 years	10 years
Returns before taxes	-15.09%	-1.14%	-0.51%	6.36%
Returns after taxes on distributions	-15.09	-1.14	-0.84	6.04
Returns after taxes on distributions and sale of fund shares	-9.81	-0.74	-0.40	5.59
Russell 2000 Index (pretax)**	-17.02	-3.53	-1.02	6.12

All results shown assume reinvestment of distributions.

*Year to date data is not annualized

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 1.01%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 9/30/11

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 9/30/11

1.	lululemon athletica Premium Active Apparel Retailer	2.7%
2.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.6%
3.	Informatica Enterprise Data Integration Software	2.6%
4.	Ametek Aerospace/Industrial Instruments	2.2%
5.	Micros Systems Information Systems for Hotels, Restaurants & Retailers	2.2%
6.	Nordson Dispensing Systems for Adhesives & Coatings	2.1%
7.	IPG Photonics Fiber Lasers	2.1%
8.	Abercrombie & Fitch Teen Apparel Retailer	2.0%
9.	Atwood Oceanics Offshore Drilling Contractor	1.9%
10.	tw telecom Fiber Optic Telephone/Data Services	1.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class Z)

September 4, 1996 through September 30, 2011

This graph compares the results of $10,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.4 billion

15

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/11

Kansai Paint	5.5%
Chemring	3.3%
NHN	2.7%
Hexagon	2.3%
Archipelago Resources	2.0%
Asahi Diamond Industrial	2.0%
Gree	1.5%
Rheinmetall	1.5%
Israel Chemicals	1.4%
Ain Pharmaciez	1.3%

Columbia Acorn International Select ended the third quarter of 2011 down 14.67%, outperforming the 18.15% drop of its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. Year to date, the Fund was down 11.47%, while its benchmark fell 14.85%. Concerns about the European debt crisis and a possible double-dip recession in the United States caused markets to drop sharply late in the quarter.

Japanese holdings were, once again, strongly represented among the Fund's top contributors due to strong stock selection. Gree, a mobile social networking game developer, rose 36% in the Fund during the quarter. Gree announced higher than expected growth due to the increasing use of smartphones, greater popularity of social networking sites, and the migration of consumer spending from PC-based gaming to mobile phone gaming. Kansai Paint, a paint producer distributing to Japan, India, China and Southeast Asia, was up 5% in the quarter as it stood out with its strong balance sheet and cheap valuation. Ain Pharmaciez, a Japanese drugstore operator, gained 7% in the quarter based on its more defensive nature and better than expected earnings report.

Outside of Japan, NHN, a South Korean online search engine, gained nearly 9% as it released new online game categories and expanded its geographical reach outside of South Korea. Archipelago Resources, a UK-listed gold miner, rose 8% on the successful opening of its flagship Indonesian mine and the installation of a new, well-respected CEO.

Two big detractors to Fund returns in the quarter were European stocks. Swedish measurement equipment manufacturer Hexagon fell 47%. The company reported solid growth and record profitability but its stock fell along with the European markets. Rheinmetall, a German automotive parts supplier and defense contractor, also declined with investor sentiment toward Europe. Its stock fell 47% despite raising earnings projections. In the United Kingdom, another defense contractor, Chemring, fell 20% on the back of further defense cut fears.

Elsewhere, Israel Chemicals, an Israeli chemical producer, fell 25% due to emerging market outflows, political risk aversion and fears surrounding remediation costs near the company's evaporation ponds. Asahi Diamond Industrial, a Japanese manufacturer of consumable diamond tools, lost its sparkle after last quarter's strong performance, falling 36% on fears of slowing global growth.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

16

Columbia Acorn International Select (ACFFX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through September 30, 2011

Inception 11/23/98	Year to date*	1 year	5 years	10 years
Returns before taxes	-11.47%	-4.31%	2.51%	10.61%
Returns after taxes on distributions	-11.90	-4.68	2.12	10.40
Returns after taxes on distributions and sale of fund shares	-7.40	-2.65	2.18	9.55
S&P Developed Ex-U.S. Between $2B and $10B Index (pretax)**	-14.85	-6.54	-1.15	9.14

All results shown assume reinvestment of distributions.

*Year to date data is not annualized

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 1.16%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 9/30/11

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets, as of 9/30/11

1.	Ascendas REIT (Singapore) Singapore Industrial Property Landlord	5.5%
2.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	5.5%
3.	Far Eastone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	4.5%
4.	Mapletree Industrial Trust REIT (Singapore) Industrial Property Landlord	4.4%
5.	Seven Bank (Japan) ATM Processing Services	3.6%
6.	Chemring (United Kingdom) Defense Manufacturer of Countermeasures & Energetics	3.3%
7.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	3.0%
8.	Zhaojin Mining Industry (China) Gold Mining & Refining in China	2.8%
9.	JLT Group (United Kingdom) International Business Insurance Broker	2.7%
10.	NHN (South Korea) South Korea's Largest Online Search Engine	2.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

November 23, 1998 through September 30, 2011

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P Developed Ex-U.S. Between $2B and $10B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $366.9 million

17

Columbia Acorn Select

In a Nutshell

Ben Andrews	Robert A. Chalupnik

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/11

Hertz	5.0%
CNO Financial Group	4.7%
WNS	3.8%
Sanmina-SCI	3.1%
Skullcandy	0.3%
Horizon Pharma	0.1%

Columbia Acorn Select fell 23.54% in the third quarter of 2011 and, year to date, was off 23.52% as of the end of September. The S&P MidCap 400 Index, the Fund's primary benchmark, was down 19.88% in the third quarter and year-to-date performance was off 13.02%. The large-cap S&P 500 Index fell 13.87% in the third quarter and was down 8.68% year to date.

Stock market performance has been very volatile lately, with a percent or more move up or down each day becoming common. The drivers of these movements seem to be the potential fallout from the Eurozone debt crisis, as well as a tremendous amount of uncertainty about the health of our domestic economy. This uncertainty, or fear factor, is affecting certain types of stocks more than others. Unfortunately, the Fund owns a handful of the more-affected stocks.

In 2008, we saw big valuation disparities between different types of stocks as well. The freezing of credit markets in 2008 caused companies with debt to go down much more than companies without it. This time around, it seems that many investors are acting like the United States is going to experience another 2008-type crisis. Investors have pushed down the valuations of groups of stocks that they think will suffer more in a crisis environment.

Looking at a sampling of the Fund's portfolio, we see that its investments in Hertz and Sanmina-SCI, as well as Colombian oil companies, have been drastically slashed by the market. These stocks have traded down much more than the average stock, but at least one thing is different now than in 2008: the fundamentals of these companies have remained relatively strong. We believe that the severe sell-off in their share prices is based on a perceived fear rather than current poor fundamentals. We also believe that these companies have improved their balance sheets and competitive position since 2008. We think this fear is overblown. These stocks are priced as if we are in a rough recession but we don't believe we will have a 2008-type crisis this year or next year. If this is true, then we believe many of the Fund's stocks that are being priced like the world is going to stop revolving could rally back strongly.

Looking at the larger positive and negative drivers in the quarter, WNS added 0.7% to Fund overall performance while Hertz cost the Fund 3%. CNO Financial Group cost the overall portfolio 1.6% and Sanmina-SCI cost it 1.5% in the quarter.

During the quarter we sold out of two positions and purchased two new companies. The sales: Navigant Consulting, whose fundamentals continued to disappoint, and Chemspec, which had a management-led leveraged buyout. On the buy side, we added Horizon Pharma and Skullcandy, two busted IPOs that we deemed to be undervalued with positive fundamentals.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

18

Columbia Acorn Select (ACTWX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through September 30, 2011

Inception 11/23/98	Year to date*	1 year	5 years	10 years
Returns before taxes	-23.52%	-12.78%	-0.86%	6.82%
Returns after taxes on distributions	-23.98	-13.29	-1.17	6.54
Returns after taxes on distributions and sale of fund shares	-15.22	-8.23	-0.74	5.99
S&P MidCap 400 Index (pretax)**	-13.02	-1.28	2.20	7.50

All results shown assume reinvestment of distributions.

*Year to date data is not annualized

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 0.97%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 9/30/11

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 9/30/11

1.	Discover Financial Services Credit Card Company	6.5%
2.	Hertz Largest U.S. Rental Car Operator	5.0%
3.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4.7%
4.	Abercrombie & Fitch Teen Apparel Retailer	4.4%
5.	Crown Castle International Communications Towers	4.1%
6.	Ametek Aerospace/Industrial Instruments	4.1%
7.	WNS (India) Offshore Business Process Outsourcing Services	3.8%
8.	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	3.6%
9.	Coach Designer & Retailer of Branded Leather Accessories	3.4%
10.	Safeway Supermarkets	3.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class Z)

November 23, 1998 through September 30, 2011

This graph compares the results of $10,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.3 billion

19

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund fell 6.92% in the third quarter of 2011, outperforming the 13.87% drop of its primary equity benchmark, the S&P 500 Index, and underperforming the 3.82% increase of the Fund's primary debt benchmark, the Barclays Capital U.S. Aggregate Bond Index. Year to date, the Fund was down 2.59% while the S&P 500 Index was off 8.68% and the Barclays index rose 6.65%.

The Fund hit five reallocation triggers during the third quarter. Three of these movements increased exposure to stock funds, as the Fund bought on the weakness in equities. The largest single increase was from 50% to 70% into stock funds in early August, as the Fund's "31-day Rule" fortuitously prevented the Fund from increasing equities earlier during the market rout.* In September, stocks regained some ground causing the Fund to raise its income exposure. Columbia Thermostat Fund ended the period with a 65% exposure to its underlying stock funds and 35% exposure to its underlying bond funds.

The bond portion of the portfolio outperformed the equity portion in this volatile quarter with a 2.24% weighted average return versus a 16.42% weighted average loss for equities. Columbia U.S. Treasury Index Fund was the top performing holding for the quarter, up 6.40%. Year-to-date results were similar with leading gains coming from the bond portion of the portfolio, while the equity portion showed losses for all stock fund holdings and a weighted loss for the year-to-date period.

Market moves in the third quarter were impacted by investor sentiment as dire headlines caused investors to run for cover. The price ranges and allocation levels used by Columbia Thermostat Fund are designed to remove investor emotion from the investment process and automatically buy stock funds when the market is down and sell when the market rises.

*As stated in the Fund's prospectus, the 31-day Rule prohibits a reversal within 31 days. Because the Fund bought bond funds in early July, it could not add to stock funds until 31 days had passed.

Results of the Funds Owned in Columbia Thermostat Fund as of September 30, 2011

Stock Funds	Weighting	3rd	Year to
Fund	in category	quarter	date
Columbia Acorn International, Class I	20%	-18.20%	-15.70%
Columbia Dividend Income Fund, Class I	20%	-10.48%	-5.05%
Columbia Acorn Fund, Class I	15%	-19.65%	-13.85%
Columbia Marsico Growth Fund, Class I	15%	-16.20%	-10.93%
Columbia Acorn Select, Class I	10%	-23.43%	-23.40%
Columbia Contrarian Core Fund, Class I	10%	-15.99%	-11.24%
Columbia Large Cap Enhanced Core Fund, Class I	10%	-13.37%	-6.52%
Weighted Average Equity Loss	100%	-16.42%	-12.06%
Bond Funds	Weighting	3rd	Year
Fund	in category	quarter	to date
Columbia Intermediate Bond Fund, Class I	50%	2.39%	5.09%
Columbia U.S. Treasury Index Fund, Class I	30%	6.40%	8.56%
Columbia Income Opportunities Fund, Class I	20%	-4.23%	-0.03%
Weighted Average Income Return	100%	2.24%	5.13%

Columbia Thermostat Fund
Rebalancing in the Third Quarter

July 8, 2011	50% stocks, 50% bonds
August 8, 2011	70% stocks, 30% bonds
August 9, 2011	75% stocks, 25% bonds
September 9, 2011	70% stocks, 30% bonds
September 16, 2011	65% stocks, 35% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment adviser's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

20

Columbia Thermostat Fund (COTZX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through September 30, 2011

Inception 9/25/02	Year to date*	1 year	5 years	Life of fund
Returns before taxes	-2.59%	4.59%	3.52%	6.86%
Returns after taxes on distributions	-3.00	4.05	2.20	5.65
Returns after taxes on distributions and sale of fund shares	-1.67	3.12	2.41	5.44
S&P 500 Index (pretax)**	-8.68	1.14	-1.18	5.73
Barclays Capital U.S. Aggregate Bond Index (pretax)**	6.65	5.26	6.53	5.36
Lipper Flexible Portfolio Funds Index (pretax)	-7.00	-0.22	1.97	6.59

All results shown assume reinvestment of distributions.

*Year to date data is not annualized

**The Fund's primary stock and bond benchmarks, respectively.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, reflects a contractual fee waiver and expense reimbursement with CWAM that expires April 30, 2012. Expense ratios without and with the contractual waiver/reimbursement, including fees and expenses associated with the Fund's investment in other investment companies, are 1.16% and 1.04%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 9/30/11

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 9/30/11

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Marsico Growth Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Contrarian Core Fund, Class I	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class I	50%
Columbia U.S. Treasury Index Fund, Class I	30%
Columbia Conservative High Yield Fund, Class I	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

September 25, 2002 through September 30, 2011

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Flexible Portfolio Funds Index. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the indexes. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $135.0 million

21

Columbia Acorn Emerging Markets Fund

In a Nutshell

Fritz Kaegi	Stephen Kusmierczak

Lead Portfolio Manager	Lead Portfolio Manager

P. Zachary Egan	Louis J. Mendes

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/11

Komercni Banka	2.5%
Kansai Paint	1.4%
Melco Crown Entertainment	1.3%
China Yurun Food	0.4%

As of the 2011 third quarter end, Columbia Acorn Emerging Markets Fund was down 11.60% since its inception on August 19, 2011, outperforming its primary benchmark, the S&P Emerging Markets Between $500M and $5B Index, by 2.7%.

During the Fund's six-week performance period, most of its stocks lost value, although there were a few with positive absolute returns. Kansai Paint, a Japanese paint company making the majority of its profits in emerging markets, was up over 8%. One of the leading banks in the Czech Republic, Komercni Banka, was up about 4% on diminished worries about European credit risk and undercapitalized banks. The Czech Republic has not experienced the credit excesses observed in many developed markets and the bank appears substantially better funded than its EU peers.

Two of the most significant performance detractors were in China. China Yurun Food, an integrated pork producer, is one of the country's top three meat processors. Its shares dropped 54% as the company has been unable to pass on record high hog prices, squeezing margins. Melco Crown Entertainment operates casinos in Macau, a gaming market now estimated to be four times as large as Las Vegas. Melco's shares fell 33% following concerns that China's economy is slowing.

In this first quarterly report, we want to share some information on how we construct the Fund. At CWAM, analysts drive our Funds' stock selection. We want the people closest to our investments to take ownership of their decisions and not feel they have to cater to the prejudices (actual or perceived) of the portfolio managers. We as portfolio managers allocate capital among the analysts, are analysts in our own right, and control the Fund's sector and country weights. CWAM analysts try to avoid short-term macro prognostications, since we believe the insight we can achieve at the company level is a lot better than at the national or global level.

The Fund's portfolio has some notable weighting differences from its benchmark. It is meaningfully overweight in the consumer discretionary sector, so our stocks are more exposed to important, and likely durable, trends creating prosperity in emerging markets: urbanization, better education, more effective capital deployment and increasing labor participation by women. Growing incomes in emerging markets should enable consumers to spend more, which we believe will increase valuations of our portfolio companies. On the other hand, the Fund is underweight financials. We've tried to focus on owning companies with defensible business models and higher quality balance sheets, with a goal to outperform the Fund's benchmark in falling markets and keep up in strong bull markets.

In this period of extreme volatility, we see considerable opportunity in emerging markets. Valuations look reasonable compared to developed market peers and historical prices. We think short-term market disruptions provide an attractive entry point for many emerging market equities.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

22

Columbia Acorn Emerging
Markets Fund (CEFZX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through September 30, 2011

Inception 8/19/11	Life of fund*
Returns before taxes	-11.60%
Returns after taxes on distributions	-11.60
Returns after taxes on distributions and sale of fund shares	-7.54
S&P Emerging Markets Between $500M and $5B Index (pretax)**	-14.28

All results shown assume reinvestment of distributions.

*Reflects performance from Fund inception on 8/19/11 through 9/30/11.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 1.58%. Columbia Acorn Emerging Markets Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are 1.58%.

Columbia Acorn Emerging Markets Fund Sector Diversification

as a percentage of net assets, as of 9/30/11

Columbia Acorn Emerging Markets Fund Regional Diversification

as a percentage of equity, as of 9/30/11

Columbia Acorn Emerging Markets Fund Top 10 Holdings

as a percentage of net assets, as of 9/30/11

1.	Adcock Ingram Holdings (South Africa) Manufacturer of Pharmaceuticals & Medical Supplies	2.8%
2.	Archipelago Resources (United Kingdom) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2.6%
3.	Ace Indonesia (Indonesia) Home Improvement Retailer	2.6%
4.	Alliance Grain Traders (Canada) Global Leader in Pulse Processing & Distribution	2.6%
5.	Komercni Banka (Czech Republic) Leading Czech Universal Bank	2.5%
6.	Coronation Fund Managers (South Africa) South African Fund Manager	2.4%
7.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	2.4%
8.	Grupo Aeroportuario del Sureste (Mexico) Mexican Airport Operator	2.3%
9.	Dufry Group (Switzerland) Operates Airport Duty Free & Duty Paid Shops	2.3%
10.	Localiza Rent A Car (Brazil) Car Rental	2.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Total Net Assets of the Fund:
$2.6 million

23

Columbia Acorn European Fund

In a Nutshell

Andreas Waldburg-Wolfegg	Stephen Kusmierczak

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/11

Charles Taylor	2.3%
Vopak	2.3%
JLT Group	2.1%
Workspace Group	1.1%
Elringklinger	1.1%
Shaftesbury	0.1%

August 2011 may appear to be an odd time to launch a European fund. As Zach Egan and Louis Mendes point out in the Columbia Acorn International "Nutshell," barely a week after the Fund's launch, European equities saw sharp declines, the sharpest anywhere in the world in that period. It looks as if we kept to the advice attributed to Martin Luther: When everybody predicts the end of the world, go and plant an apple tree.

And plant we did. In assembling Columbia Acorn European Fund, we looked very closely at the stocks that we've been following in other CWAM-advised funds. It may not come as a total surprise that we opted to underweight financials in the Fund versus its primary benchmark, the S&P Europe Between $500M and $5B Index, which has a financials weighting of 21%. The financials the Fund does own—roughly a 9% weighting—are as far removed from "ordinary" finance companies as possible. The five stocks the Fund owns in this segment all operate in niches that we believe will continue to grow throughout the euro crisis, and we don't own a single bank at the moment. The Fund's two largest positions in this segment are JLT Group and Charles Taylor, both based in the United Kingdom. Both companies provide specialized services to the insurance industry worldwide and therefore should only be marginally affected by the vagaries of the euro-area. The Fund also owns two real estate companies with interesting portfolios of assets. Shaftesbury concentrates on prime retail properties in greater London and Workspace Group has a portfolio of affordable, short-term lease properties.

Another large underweight is consumer staples (5% of the benchmark), where we have had a hard time finding both interesting business models and attractive valuations. In the consumer discretionary sector, on the other hand, we've been able to assemble a collection of interesting businesses at very attractive prices and are slightly overweight versus the benchmark. Businesses the Fund owns in this segment include Elringklinger, a German company dominating several niche-like markets in the automotive industry.

The Fund's two largest overweights versus the benchmark are industrials and information technology. Both are the result of stock-specific selections. We would argue, for instance, that Vopak, the Netherlands-based global provider of storage capacities for the oil and gas industry, should not be classified as an industrial, and yet it is. Nevertheless, we believe the companies that we've selected in this segment are well-managed and we have followed them for a number of years.

After only six weeks of trading, the Fund's 5.90% drop outperformed its benchmark, which fell 7.55% for the same period. The Fund's positioning gives us great confidence: a collection of businesses that we believe have strong market share, display above-average operating metrics, and possess business models that we believe should allow them to gain market share in a possible downturn in their respective markets.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

24

Columbia Acorn
European Fund (CAEZX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through September 30, 2011

Inception 8/19/11	Life of fund*
Returns before taxes	-5.90%
Returns after taxes on distributions	-5.90
Returns after taxes on distributions and sale of fund shares	-3.84
S&P Europe Between $500M and $5B Index (pretax)**	-7.55

All results shown assume reinvestment of distributions.

*Reflects performance from Fund inception on 8/19/11 through 9/30/11.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 1.50%. Columbia Acorn European Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are 1.51% and 1.50%, respectively.

Columbia Acorn European Fund Sector Diversification

as a percentage of net assets, as of 9/30/11

Columbia Acorn European Fund Country Diversification

as a percentage of equity, as of 9/30/11

Columbia Acorn European Fund Top 10 Holdings

as a percentage of net assets, as of 9/30/11

1.	1000mercis (France) Interactive Advertising and Marketing	4.9%
2.	Geberit (Switzerland) Plumbing Supplies	3.4%
3.	Gemalto (France) Smart Card Products & Solutions	3.3%
4.	Chemring (United Kingdom) Defense Manufacturer of Countermeasures & Energetics	3.0%
5.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	2.9%
6.	Wirecard (Germany) Online Payment Processing & Risk Management	2.8%
7.	Sweco (Sweden) Engineering Consultants	2.7%
8.	Neopost (France) Postage Meter Machines	2.7%
9.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	2.5%
10.	Imtech (Netherlands) Electromechanical & Information & Communications Technologies Installation & Maintenance	2.4%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Total Net Assets of the Fund:
$1.6 million

25

Columbia Acorn Fund

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	06/30/11	09/30/11
Purchases
Information
Atmel	8,130,000	9,065,000
Boingo Wireless	1,200,000	1,400,000
Carbonite	0	362,577
Constant Contact	1,950,000	2,350,000
Finisar	1,725,000	1,905,000
Gemalto (France)	0	230,000
Genpact	781,635	1,575,000
iGATE	2,900,000	3,307,204
ON Semiconductor	5,117,000	6,202,000
Polycom	2,455,000	4,130,000
RPX	0	505,000
Syntel	580,000	680,000
Tangoe	0	313,100
TIBCO	1,381,600	2,000,000
TriQuint Semiconductor	1,750,000	2,290,000
Verisk Analytics	900,000	1,400,000
WNS - ADR (India)	1,027,147	1,076,353
Consumer Goods & Services
Cavco Industries	415,000	460,000
CTS Eventim (Germany)	173,436	320,000
GLG Life Tech (Canada)	1,200,000	1,750,000
HomeAway	1,289,880	1,400,000
lululemon athletica	3,991,265	7,490,000
New Oriental Education & Technology - ADR (China)	200,000	800,000
Pinnacle Entertainment	3,400,000	3,950,000
PVH	0	1,410,000
Skullcandy	0	975,000
Teavana	0	971,500
Thor Industries	1,980,000	2,180,000
Vail Resorts	1,250,000	1,470,000
Industrial Goods & Services
Acorn Energy	0	1,336,001
Albemarle	1,650,000	1,750,000
Chicago Bridge & Iron	0	1,725,000
Clean Harbors	280,000	560,000
FMC Corporation	650,000	760,000
Generac	1,600,000	1,667,021
GrafTech International	2,340,000	4,000,000
Kennametal	2,900,000	3,200,000
Waste Connections	1,672,500	2,400,000
Energy & Minerals
Black Diamond Group (Canada)	528,300	1,056,600
Celtic Exploration (Canada)	175,400	631,000
Crew Energy (Canada)	484,500	847,000

	Number of Shares
	06/30/11	09/30/11
Duluth Exploration - Special Warrants (Canada)	0	500,000
Duluth Metals (Canada)	3,816,400	7,500,000
Mongolian Mining (Hong Kong)	5,215,500	12,000,000
Finance
Artio Global Investors	0	1,000,000
City National	1,145,000	1,275,000
CNO Financial Group	9,400,000	11,900,000
Delphi Financial Group	1,000,000	1,200,000
Eaton Vance	3,391,000	3,700,000
Enstar Group	33,746	150,000
First Busey	4,056,427	4,299,507
H & E Equipment Services	3,000,000	3,400,000
TrustCo Bank	0	779,305
Wright Express	0	100,000
Health Care
Adcock Ingram Holdings (South Africa)	2,393,955	2,859,820
Akorn	4,000,000	4,788,400
Alimera Sciences	1,818,154	2,040,000
eResearch Technology	4,250,000	4,900,000
Gen-Probe	700,000	860,000
HealthSouth	0	1,725,000
Hill-Rom Holdings	0	625,100
HMS Holdings	400,000	850,000
Horizon Pharma	0	870,000
Mednax	0	665,000
Raptor Pharmaceutical	0	3,455,000
Seattle Genetics	4,181,000	4,200,000
Other Industries
Associated Estates Realty	2,700,000	3,000,000
St. Joe	699,701	1,000,000
Summit Hotel Properties	1,481,994	1,500,000

26

	Number of Shares
	06/30/11	09/30/11
Sales
Information
Actuate	1,500,000	0
Acxiom	1,560,000	0
Applied Micro Circuits	1,650,000	0
Blackboard	1,700,000	0
Blue Coat Systems	313,300	0
Crown Castle International	6,000,000	5,700,000
Dolby Laboratories	815,000	605,000
Entegris	5,000,000	4,000,000
FLIR Systems	600,000	0
Hong Kong Exchanges and Clearing (Hong Kong)	750,000	0
IMAX (Canada)	1,400,000	1,250,000
MetroPCS Communications	1,000,000	600,000
Navigant Consulting	3,100,000	3,000,000
Paetec Holding	9,600,000	9,000,000
Salem Communications	1,541,000	1,533,400
Spanish Broadcasting System	2,400,000	177,700
SRA International	1,583,750	0
Supertex	935,000	644,280
TheStreet.com	1,000,000	656,585
Tyler Technologies	2,000,000	1,700,000
WMS Industries	2,100,000	1,741,367
Consumer Goods & Services
Avis Budget Group	4,600,000	4,000,000
Blue Nile	62,784	0
Chico's FAS	1,933,750	0
Crocs	1,400,000	580,000
Diamond Foods	1,170,000	1,050,000
Expedia	3,900,000	3,100,000
Guess?	1,980,000	1,455,000
Hansen Natural	1,900,000	1,780,000
Herman Miller	2,800,000	2,250,000
ITT Educational Services	350,000	300,000
P.F. Chang's China Bistro	480,000	0
Penn National Gaming	1,590,000	1,100,000
Phillips-Van Heusen	1,410,000	0
Talbots	828,500	0
True Religion Apparel	2,047,000	1,747,000
Universal Technical Institute	1,700,000	1,400,000
Zuoan Fashion (China)	100,197	36,037
Industrial Goods & Services
Albany International	1,100,000	900,000
Clarcor	2,565,000	2,325,000
Greif	350,000	0
Hutchison Port Holdings Trust (Hong Kong)	10,000,000	0

	Number of Shares
	06/30/11	09/30/11
Ibiden (Japan)	600,000	0
Jain Irrigation Systems (India)	3,500,000	3,450,000
Mersen (France)	524,000	495,086
Mine Safety Appliances	1,300,000	926,962
Nalco	831,000	0
Neopost (France)	287,000	265,907
Novozymes (Denmark)	340,000	305,000
Oshkosh Corporation	3,650,000	2,675,000
Republic Services	1,000,000	0
Sika (Switzerland)	10,000	8,000
Simpson Manufacturing	360,073	0
TrueBlue	1,050,000	0
UTI Worldwide	1,000,000	750,000
Watsco	100,000	0
WW Grainger	900,000	605,000
Energy & Minerals
Carrizo Oil & Gas	293,000	0
Core Labs (Netherlands)	641,000	545,000
Houston American Energy	1,200,000	1,143,800
PetroMagdalena Energy (Colombia)	42,580,500	6,866,628
Primary Petroleum (Canada)	2,245,000	0
ShaMaran Petroleum (Iraq)	27,063,400	27,000,000
Southwestern Energy	1,650,000	1,389,000
Tahoe Resources (Canada)	236,400	0
Tuscany International Drilling (Colombia)	9,519,200	8,870,000
Ultra Petroleum	910,000	383,000
Union Agriculture Group (Argentina)	6,818,182	1,136,364
Finance
Alliance Data Systems	400,000	350,000
Associated Banc-Corp	5,413,800	4,487,800
BOK Financial	2,800,000	2,738,000
GATX	90,020	0
Green Bankshares	583,872	158,389
Investment Technology Group	629,493	0
McGrath Rentcorp	2,350,000	2,150,000
Shinsei Bank (Japan)	3,764,300	0
SVB Financial Group	1,160,000	910,000
Symetra Financial	1,600,000	694,343
TCF Financial	3,613,000	3,000,000
Valley National Bancorp	6,304,320	5,700,000
ViewPoint Financial	1,024,069	700,000

27

Columbia Acorn Fund

Major Portfolio Changes in the Third Quarter (Unaudited), continued

	Number of Shares
	06/30/11	09/30/11
Sales (continued)
Health Care
Array Biopharma	3,500,000	0
Community Health Systems	1,655,000	1,625,000
Edwards Lifesciences	1,000,000	340,000
Idenix Pharmaceuticals	2,300,000	0
Idexx Laboratories	500,000	0
Isis Pharmaceuticals	4,500,000	3,430,000
Kindred Healthcare	1,450,000	0
Nabi Biopharmaceuticals	3,300,000	0
Onyx Pharmaceuticals	1,450,000	1,170,000
Owens & Minor	200,000	0
United Therapeutics	780,000	142,825
Other Industries
Corporate Office Properties	900,000	0
Genesee & Wyoming	400,000	300,000
JB Hunt Transport Services	1,730,000	1,275,000
Terna (Italy)	3,333,000	0

28

Columbia Acorn Fund

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
		Equities: 95.8%
Information 25.8%
	> Business Software 6.9%
4,700,000	Informatica (a)	$192,465
	Enterprise Data Integration Software
2,550,000	ANSYS (a)	125,052
	Simulation Software for Engineers and Designers
2,700,000	Micros Systems (a)	118,557
	Information Systems for Hotels, Restaurants and Retailers
1,100,000	Quality Systems (b)	106,700
	IT Systems for Medical Groups & Ambulatory Care Centers
5,164,999	Hexagon (Sweden)	67,162
	Design, Measurement and Visualization Software and Equipment
1,480,000	Concur Technologies (a)	55,086
	Web Enabled Cost & Expense Management Software
2,250,000	Blackbaud (c)	50,107
	Software & Services for Non-Profits
2,000,000	TIBCO (a)	44,780
	Datacenter Software
1,700,000	Tyler Technologies (a)(c)	42,976
	Financial, Tax, Court, & Document Mgmt Systems for Local Governments
2,350,000	Constant Contact (a)(c)	40,631
	Email & Other Marketing Campaign Mgmt Systems Delivered Over the Web
1,450,000	NetSuite (a)(b)	39,164
	End to End IT Systems Solution Delivered Over the Web
850,000	Red Hat (a)	35,921
	Maintenance & Support for Opensource OS & Middleware
1,200,000	Ariba (a)	33,252
	Cost Management Software
2,025,000	Kenexa (a)(c)	31,671
	Recruiting and Workforce Management Solutions
920,000	Jack Henry & Associates	26,662
	Systems Financial Institutions
900,000	SPS Commerce (a)(c)	14,661
	Supply Chain Management Software Delivered via the Web
690,000	Advent Software (a)	14,387
	Asset Management & Trading Systems
550,000	Intralinks (a)	4,131
	Collaboration Software
313,100	Tangoe (a)	3,541
	Software Solution for Managing Communication Expense & Devices
1,000,000	InContact (a)	3,450
	Call Center Systems Delivered Via the Web & Telco Services
		1,050,356
	> Instrumentation 2.8%
1,600,000	Mettler Toledo (a)(c)	223,936
	Laboratory Equipment
2,780,000	IPG Photonics (a)(c)	120,763
	Fiber Lasers

Number of Shares		Value (000)
2,035,000	Trimble Navigation (a)	$68,274
	GPS-based Instruments
400,000	Hamamatsu Photonics (Japan)	16,123
	Optical Sensors for Medical & Industrial Applications
		429,096
	> Computer Hardware & Related Equipment 2.4%
3,565,000	Amphenol	145,345
	Electronic Connectors
4,550,000	II-VI (a)(c)	79,625
	Laser Optics and Specialty Materials
1,605,000	Zebra Technologies (a)	49,659
	Bar Code Printers
1,200,000	Netgear (a)	31,068
	Networking Products for Small Business & Home
800,000	Nice Systems - ADR (Israel) (a)	24,280
	Audio & Video Recording Solutions
605,000	Dolby Laboratories (a)	16,601
	Audio Technology for Consumer Electronics
605,000	Stratasys (a)	11,217
	Rapid Prototyping Systems
230,000	Gemalto (France)	10,937
	Digital Security Solutions
		368,732
	> Mobile Communications 2.3%
5,700,000	Crown Castle International (a)	231,819
	Communications Towers
3,150,000	SBA Communications (a)	108,612
	Communications Towers
600,000	MetroPCS Communications (a)	5,226
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)(b)	614
	Satellite Mobile Voice & Data Carrier
		346,271
	> Telephone and Data Services 2.2%
9,500,000	tw telecom (a)(c)	156,940
	Fiber Optic Telephone/Data Services
1,200,000	AboveNet	64,320
	Metropolitan Fiber Communications Services
9,000,000	PAETEC Holding (a)(c)	47,610
	Telephone/Data Services for Business
2,520,000	Cogent Communications (a)(c)	33,894
	Internet Data Pipelines
2,000,000	General Communications (a)	16,400
	Commercial Comm & Consumer CATV, Web & Phone in Alaska
1,400,000	Boingo Wireless (a)(b)	10,010
	Wholesale and Retail WiFi Networks
		329,174
	> Semiconductors & Related Equipment 1.8%
9,065,000	Atmel (a)	73,154
	Microcontrollers, RF, and Memory Semiconductors
6,202,000	ON Semiconductor (a)	44,468
	Mixed Signal & Power Management Semiconductors

29

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Semiconductors & Related Equipment—continued
2,345,000	Microsemi (a)	$37,473
	Analog/Mixed Signal Semiconductors
4,000,000	Entegris (a)	25,520
	Semiconductor Materials Management Products
1,900,000	IXYS (a)(c)	20,672
	Power Semiconductors
500,000	Littelfuse	20,105
	Little Fuses
1,765,000	Pericom Semiconductor (a)(c)	13,079
	Interface ICs & Frequency Control Products
2,290,000	TriQuint Semiconductor (a)	11,496
	RF Semiconductors
644,280	Supertex (a)(c)	11,146
	Analog/Mixed Signal Semiconductors
800,000	Monolithic Power Systems (a)	8,144
	High Performance Analog & Mixed Signal ICs
		265,257
	> Telecommunications Equipment 1.3%
4,130,000	Polycom (a)	75,868
	Video Conferencing Equipment
685,000	F5 Networks (a)	48,669
	Internet Traffic Management Equipment
1,905,000	Finisar (a)	33,414
	Optical Subsystems and Components
2,030,000	Ixia (a)	15,570
	Telecom Network Test Equipment
1,925,000	Infinera (a)	14,861
	Optical Networking Equipment
		188,382
	> Computer Services 1.1%
3,307,204	iGATE (c)	38,165
	IT & Business Process Outsourcing Services
680,000	Syntel	29,369
	Offshore I/T Services
2,125,000	Virtusa (a)(c)	28,050
	Offshore I/T Outsourcing
1,145,000	ExlService Holdings (a)	25,190
	Business Process Outsourcing
1,575,000	Genpact (a)	22,664
	Business Process Outsourcing
4,500,000	Hackett Group (a)(c)	16,785
	IT Integration & Best Practice Research
1,076,353	WNS - ADR (India) (a)	12,863
	Offshore BPO (Business Process Outsourcing) Services
		173,086
	> CATV 1.1%
3,000,000	Discovery Communications, Series C (a)	105,450
	CATV programming
1,250,000	Liberty Global, Series A (a)	45,225
	Cable TV Franchises Outside the USA
17,770	Jupiter Telecommunications (Japan)	19,227
	Largest Cable Service Provider in Japan
		169,902

Number of Shares		Value (000)
	> Gaming Equipment & Services 0.9%
3,725,000	Bally Technologies (a)(c)	$100,500
	Slot Machines & Software
1,741,367	WMS Industries (a)	30,631
	Slot Machine Provider
		131,131
	> Financial Processors 0.8%
2,429,000	Global Payments	98,107
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	25,133
	Singapore Equity & Derivatives Market Operator
		123,240
	> Business Information & Marketing Services 0.8%
1,400,000	Verisk Analytics (a)	48,678
	Risk & Decision Analytics
900,000	FTI Consulting (a)	33,129
	Financial Consulting Firm
3,000,000	Navigant Consulting (a)(c)	27,810
	Financial Consulting Firm
505,000	RPX (a)	10,459
	Patent Aggregation and Defensive Patent Consulting
		120,076
	> Electronics Distribution 0.5%
3,125,000	Avnet (a)	81,500
	Electronic Components Distribution
		81,500
	> Internet Related 0.4%
435,000	Equinix (a)	38,641
	Network Neutral Data Centers
464,305	Mail.ru - GDR (Russia) (a)(h)	13,444
	Internet Social Networking and Games for Russian Speakers
656,585	TheStreet.com	1,300
	Financial Information Websites
		53,385
	> Contract Manufacturing 0.3%
1,210,000	Plexus (a)	27,370
	Electronic Manufacturing Services
2,800,000	Sanmina-SCI (a)	18,704
	Electronic Manufacturing Services
		46,074
	> Entertainment Programming 0.1%
1,250,000	IMAX (Canada) (a)	18,100
	IMAX Movies, Theatre Equipment and Theatre Joint Ventures
		18,100
	> Radio 0.1%
164,991	Saga Communications (a)	4,869
	Radio Stations in Small & Mid-sized Cities
1,533,400	Salem Communications (c)	3,511
	Radio Stations for Religious Programming
177,700	Spanish Broadcasting System (a)	295
	Spanish Language Radio Stations
		8,675

30

Number of Shares		Value (000)
	> TV Broadcasting —%
1,750,000	Gray Television (a)	$2,730
	Mid Market Affiliated TV Stations
2,500,000	Entravision Communications (a)	2,550
	Spanish Language TV & Radio Stations
		5,280
	> Consumer Software —%
362,577	Carbonite (a)(b)	4,365
	Online file storage
		4,365
	> Advertising —%
1,500,000	VisionChina Media - ADR (China) (a)(b)	2,745
	Advertising on Digital Screens in China's Mass Transit System
		2,745
Information: Total		3,914,827
Consumer Goods & Services 18.3%
	> Retail 5.4%
7,490,000	lululemon athletica (a)(c)	364,388
	Premium Active Apparel Retailer
3,510,000	Abercrombie & Fitch	216,076
	Teen Apparel Retailer
2,300,000	Shutterfly (a)(c)	94,714
	Internet Photo-Centric Retailer
5,600,000	Pier 1 Imports (a)	54,768
	Home Furnishing Retailer
5,225,000	Saks (a)(b)	45,719
	Luxury Department Store Retailer
525,000	DSW	24,244
	Branded Footwear Retailer
971,500	Teavana (a)(b)	19,760
	Specialty Tea Retailer
1,371,366	Gaiam (c)	4,649
	Healthy Living Catalogs & E-Commerce
66,000	The Fresh Market (a)(b)	2,519
	Specialty Food Retailer
		826,837
	> Apparel 3.6%
2,100,000	Coach	108,843
	Designer & Retailer of Branded Leather Accessories
1,120,000	Deckers Outdoor (a)	104,451
	Fashion Footwear Wholesaler
2,190,000	Warnaco Group (a)(c)	100,937
	Global Branded Apparel Manufacturer
1,410,000	PVH	82,118
	Apparel Wholesaler and Retailer
1,747,000	True Religion Apparel (a)(c)	47,099
	Premium Denim
1,455,000	Guess?	41,453
	Branded Apparel + Accessories + Licensor
1,000,000	Hanesbrands (a)	25,010
	Apparel Wholesaler
600,000	Steven Madden (a)	18,060
	Wholesaler/Retailer of Fashion Footwear

Number of Shares		Value (000)
580,000	Crocs (a)	$13,729
	Branded Footwear Wholesaler & Retailer
36,037	Zuoan Fashion (China) (a)(b)	99
	Men's Apparel Provider in China
		541,799
	> Travel 2.5%
3,100,000	Expedia	79,825
	Online Travel Services Company
3,850,000	Gaylord Entertainment (a)(c)	74,459
	Convention Hotels
1,470,000	Vail Resorts	55,551
	Ski Resort Operator & Developer
1,400,000	HomeAway (a)(b)	47,068
	Vacation Rental Online Marketplace
4,000,000	Avis Budget Group (a)	38,680
	Second Largest Car Rental Company
970,000	Choice Hotels	28,829
	Franchisor Of Budget Hotel Brands
3,000,000	Hertz (a)	26,700
	Largest U.S. Rental Car Operator
2,000,000	Localiza Rent A Car (Brazil)	26,390
	Car Rental
		377,502
	> Food & Beverage 2.0%
1,780,000	Hansen Natural (a)	155,376
	Alternative Beverages
1,050,000	Diamond Foods (b)	83,779
	Snack Foods and Culinary Ingredients
32,896,000	Olam International (Singapore)	56,057
	Agriculture Supply Chain Manager
1,750,000	GLG Life Tech (Canada) (a)(c)	6,160
	Produce an All-Natural Sweetener Extracted from the Stevia Plant
240,000	Lance	5,004
	Snack Foods
		306,376
	> Other Consumer Services 0.8%
2,190,000	Lifetime Fitness (a)(c)	80,701
	Sport & Fitness Club Operator
14,000,000	Lifestyle International (Hong Kong)	35,518
	Mid to High-End Department Store Operator in Hong Kong & China
4,250,000	Move (a)	6,162
	Real Estate Internet Websites
1,325,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	1,524
	Provide Real Estate Services in China
		123,905
	> Casinos & Gaming 0.7%
1,100,000	Penn National Gaming (a)	36,619
	Regional Casino Operator
3,950,000	Pinnacle Entertainment (a)(c)	35,866
	Regional Casino Operator
3,000,000	Melco Crown Entertainment - ADR (Hong Kong) (a)(b)	24,930
	Macau Casino Operator
12,000,000	MGM China Holdings (Hong Kong) (a)	15,903
	Macau Casino Operator
		113,318

31

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Furniture & Textiles 0.7%
4,000,000	Knoll (c)	$54,800
	Office Furniture
2,250,000	Herman Miller	40,185
	Office Furniture
1,000,000	Interface	11,860
	Modular & Broadloom Carpet
		106,845
	> Educational Services 0.6%
2,800,000	Career Education (a)	36,540
	Postsecondary Education
1,400,000	Universal Technical Institute (a)(c)	19,026
	Vocational Training
800,000	New Oriental Education & Technology - ADR (China) (a)	18,376
	Education Service Provider
300,000	ITT Educational Services (a)(b)	17,274
	Postsecondary Degree Services
2,000,000	Voyager Learning, Contingent Value Rights (a)(d)(f)	180
	Education Services for the K-12 Market
		91,396
	> Other Durable Goods 0.5%
1,720,000	Jarden	48,607
	Branded Household Products
460,000	Cavco Industries (a)(c)	15,843
	Manufactured Homes
400,000	Tesla Motors (a)(b)	9,756
	Design, Manufacture and Sell High Performance Electric Vehicles
		74,206
	> Leisure Products 0.4%
2,180,000	Thor Industries	48,287
	RV & Bus Manufacturer
975,000	Skullcandy (a)(b)	13,777
	Lifestyle Branded Headphones
		62,064
	> Consumer Goods Distribution 0.4%
2,100,000	Pool	54,978
	Distributor of Swimming Pool Supplies & Equipment
		54,978
	> Restaurants 0.3%
2,000,000	AFC Enterprises (a)(c)	23,660
	Popeye's Restaurants
675,000	Bravo Brio Restaurant Group (a)	11,232
	Upscale Casual Italian Restaurants
450,000	Cheesecake Factory (a)	11,092
	Casual Dining Restaurants
		45,984
	> Nondurables 0.3%
1,600,000	Helen of Troy (a)(c)	40,192
	Hair Dryers & Curling Irons
		40,192

Number of Shares		Value (000)
	> Other Entertainment 0.1%
320,000	CTS Eventim (Germany)	$9,533
	Event Ticket Sales
		9,533
Consumer Goods & Services: Total		2,774,935
Industrial Goods & Services 17.6%
	> Machinery 9.7%
4,200,000	Donaldson (c)	230,160
	Industrial Air Filtration
6,750,000	Ametek	222,547
	Aerospace/Industrial Instruments
3,000,000	Nordson	119,220
	Dispensing Systems for Adhesives & Coatings
3,535,000	Pentair	113,155
	Pumps & Water Treatment
3,200,000	Kennametal	104,768
	Consumable Cutting Tools
2,325,000	Clarcor	96,208
	Mobile & Industrial Filters
1,800,000	Pall	76,320
	Filtration & Fluids Clarification
2,250,000	HEICO (c)	75,735
	FAA Approved Aircraft Replacement Parts
2,050,000	MOOG (a)	66,871
	Motion Control Products for Aerospace, Defense & Industrial Markets
2,200,000	ESCO Technologies (c)	56,100
	Automatic Electric Meter Readers
1,150,000	WABCO Holdings (a)	43,539
	Truck & Bus Component Supplier
2,675,000	Oshkosh Corporation (a)	42,105
	Specialty Truck Manufacturer
805,000	Toro	39,662
	Turf Maintenance Equipment
1,300,000	Kaydon	37,284
	Specialized Friction & Motion Control Products
600,000	Wabtec	31,722
	Freight & Transit Component Supplier
1,667,021	Generac (a)	31,357
	Standby Power Generators
926,962	Mine Safety Appliances	24,991
	Safety Equipment
265,907	Neopost (France)	19,498
	Postage Meter Machines
3,450,000	Jain Irrigation Systems (India)	10,685
	Agricultural Micro-Irrigation Systems & Food Processing
10,000,000	Marel (Iceland) (a)	9,943
	Largest Manufacturer of Poultry and Fish Processing Equipment
100,000	Valmont Industries	7,794
	Center Pivot Irrigation Systems & Utility Poles
1,250,000	Spartan Motors	5,163
	Specialty Truck & Chassis Manufacturer
		1,464,827

32

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals 2.1%
1,750,000	Albemarle	$70,700
	Refinery Catalysts and Other Specialty Chemicals
760,000	FMC Corporation	52,562
	Niche Specialty Chemicals
305,000	Novozymes (Denmark)	43,365
	Industrial Enzymes
673,000	Sociedad Quimica y Minera de Chile - ADR (Chile) (b)	32,176
	Producer of Specialty Fertilizers, Lithium and Iodine
1,260,000	Drew Industries (c)	25,175
	RV & Manufactured Home Components
2,218,700	Kansai Paint (Japan)	21,261
	Paint Producer in Japan, India, China and Southeast Asia
495,086	Mersen (France)	19,594
	Advanced Industrial Materials
900,000	Albany International	16,425
	Paper Machine Clothing and Advanced Textiles
400,000	Silgan Holdings	14,696
	Metal & Plastic Packaging
8,000	Sika (Switzerland)	14,164
	Chemicals for Construction & Industrial Applications
		310,118
	> Other Industrial Services 1.9%
3,200,000	Expeditors International of Washington	129,760
	International Freight Forwarder
1,767,165	Imtech (Netherlands)	49,709
	Electromechanical and ICT Installation and Maintenance
1,300,000	Forward Air	33,085
	Freight Transportation Between Airports
1,600,000	Mobile Mini (a)	26,304
	Portable Storage Units Leasing
900,000	LKQ (a)	21,744
	Alternative Auto Parts Distribution
626,524	Arcadis (Netherlands)	11,437
	Engineering Consultants
750,000	UTI Worldwide	9,780
	Freight Forwarding & Logistics
1,336,001	Acorn Energy (a)(c)	7,107
	Frac Well Exploration/Monitoring Device, Sonar Security, Electric Grid Monitoring
		288,926
	> Industrial Distribution 0.8%
605,000	WW Grainger	90,472
	Industrial Distribution
2,600,000	Interline Brands (a)(c)	33,462
	Industrial Distribution
		123,934
	> Waste Management 0.7%
2,400,000	Waste Connections	81,168
	Solid Waste Management
560,000	Clean Harbors (a)	28,728
	Hazardous Waste Services & Disposal
		109,896

Number of Shares		Value (000)
	> Construction 0.7%
1,725,000	Chicago Bridge & Iron	$49,387
	Engineering & Construction for LNG & Petrochemicals
66,000	NVR (a)	39,863
	DC Homebuilder
1,800,000	Mills Estruturas e Servicos de Engenharia (Brazil)	16,858
	Civil Engineering & Construction
		106,108
	> Outsourcing Services 0.6%
2,800,000	Quanta Services (a)	52,612
	Electrical & Telecom Construction Services
1,210,000	Insperity	26,922
	Professional Employer Organization
600,000	GP Strategies (a)	5,994
	Training Programs
		85,528
	> Electrical Components 0.6%
1,440,000	Acuity Brands	51,898
	Commercial Lighting Fixtures
1,500,000	Ushio (Japan)	22,836
	Industrial Light Sources
351,000	Saft (France)	9,426
	Niche Battery Manufacturer
		84,160
	> Steel 0.3%
4,000,000	GrafTech International (a)	50,800
	Industrial Graphite Materials Producer
		50,800
	> Conglomerates 0.2%
2,263,654	Aalberts Industries (Netherlands)	33,655
	Flow Control and Heat Treatment
		33,655
	> Water —%
649,000	Mueller Water Products	1,610
	Fire Hydrants, Valves & Ductile Iron Pipes
		1,610
Industrial Goods & Services: Total		2,659,562
Health Care 9.5%
	> Medical Equipment & Devices 3.3%
4,200,000	Alexion Pharmaceuticals (a)	269,052
	Biotech Focused on Orphan Diseases
1,800,000	Sirona Dental Systems (a)	76,338
	Manufacturer of Dental Equipment
860,000	Gen-Probe (a)	49,235
	Molecular In-Vitro Diagnostics
550,000	Haemonetics (a)	32,164
	Blood & Plasma Collection Equipment
340,000	Edwards Lifesciences (a)	24,235
	Heart Valves
570,000	Orthofix International (a)	19,671
	Bone Fixation & Stimulation Devices
625,100	Hill-Rom Holdings	18,766
	Hospital Beds/Patient Handling

33

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Medical Equipment & Devices—continued
1,650,000	Pacific Biosciences of California (a)(b)	$5,296
	Genome Sequencing
		494,757
	> Biotechnology & Drug Delivery 3.0%
4,315,000	BioMarin Pharmaceutical (a)	137,519
	Biotech Focused on Orphan Diseases
4,200,000	Seattle Genetics (a)(b)	80,052
	Antibody-Based Therapies for Cancer
2,226,000	InterMune (a)	44,965
	Drugs for Pulmonary Fibrosis & Hepatitis C
2,400,000	Auxilium Pharmaceuticals (a)(c)	35,976
	Biotech Focused on Niche Disease Areas
1,170,000	Onyx Pharmaceuticals (a)	35,112
	Commercial-Stage Biotech Focused on Cancer
4,500,000	NPS Pharmaceuticals (a)(c)	29,295
	Orphan Drugs & Healthy Royalties
5,500,000	Micromet (a)(b)(c)	26,400
	Next-generation Antibody Technology
3,430,000	Isis Pharmaceuticals (a)	23,255
	Biotech Pioneer in Antisense Drugs
4,549,900	Chelsea Therapeutics (a)(c)	16,607
	Biotech Focused on Rare Diseases
3,455,000	Raptor Pharmaceutical (a)(b)(c)	15,582
	Orphan Drug Company
1,740,000	Anthera Pharmaceuticals (a)	8,300
	Biotech Focused on Cardiovascular, Cancer & Immunology
142,825	United Therapeutics (a)	5,355
	Biotech Focused on Rare Diseases
359,944	MicroDose Technologies (a)(d)(f)	299
	Drug Inhaler Development
94,715	Locus Pharmaceuticals (a)(d)(e)(f)	—
	High Throughput Rational Drug Design
		458,717
	> Medical Supplies 1.6%
3,200,000	Cepheid (a)(c)	124,256
	Molecular Diagnostics
2,126,000	Patterson Companies	60,867
	Dental/Vet/Med Distributor
650,000	Henry Schein (a)	40,307
	Largest Distributor of Healthcare Products
325,200	Neogen (a)	11,291
	Food and Animal Safety Products
		236,721
	> Health Care Services 1.1%
665,000	Mednax (a)	41,656
	Physician Mgmt for Pediatric and Anesthesia Practices
1,625,000	Community Health Systems (a)	27,040
	Non-Urban Hospitals
3,800,000	Health Management Associates (a)	26,296
	Non-Urban Hospitals
1,725,000	HealthSouth (a)	25,754
	Inpatient Rehabalitation Facilities
4,900,000	eResearch Technology (a)(c)	21,854
	Clinical Research Services

Number of Shares		Value (000)
850,000	HMS Holdings (a)	$20,731
	Cost Containment Services
700,000	Allscripts Healthcare Solutions (a)	12,614
	IT for Physician Offices and Hospitals
		175,945
	> Pharmaceuticals 0.5%
4,788,400	Akorn (a)(c)	37,397
	Develops, Manufactures & Sells Specialty Generic Drugs
2,859,820	Adcock Ingram Holdings (South Africa)	21,208
	Manufacturer of Pharmaceuticals and Medical Supplies
2,040,000	Alimera Sciences (a)(b)(c)	16,320
	Ophthalmology-Focused Pharmaceutical Company
870,000	Horizon Pharma (a)	6,081
	Specialty Pharma Company
		81,006
Health Care: Total		1,447,146
Energy & Minerals 9.3%
	> Oil Services 3.8%
6,200,000	FMC Technologies (a)	233,120
	Oil and Gas Well Head Manufacturer
2,641,054	Fugro (Netherlands)	133,192
	Sub-sea Oilfield Services
2,399,000	Atwood Oceanics (a)	82,430
	Offshore Drilling Contractor
1,670,000	ShawCor (Canada)	38,774
	Oil and Gas Pipeline Products
743,000	Oil States International (a)	37,834
	Diversified North American Oil Service Provider
375,000	Bristow	15,911
	Largest Provider of Helicopter Services to Offshore Oil and Gas Producers
1,056,600	Black Diamond Group (Canada)	13,662
	Provides Accommodations/Equipment for Oil Sands Development
500,000	Hornbeck Offshore (a)	12,455
	Supply Vessel Operator in U.S. Gulf of Mexico
2,890,900	Horizon North Logistics (Canada)	10,842
	Provides Diversified Oil Service Offering in Northern Canada
8,870,000	Tuscany International Drilling (Colombia) (a)	4,909
1,040,000	Tuscany International Drilling - Warrants (Colombia) (a)	5
	South America Based Drilling Rig Contractor
		583,134
	> Oil & Gas Producers 3.4%
4,810,550	Pacific Rubiales Energy (Colombia) (b)	101,913
	Oil Production & Exploration in Colombia
2,400,000	Tullow Oil (United Kingdom)	48,538
	Oil and Gas Producer
1,389,000	Southwestern Energy (a)	46,295
	Oil and Gas Producer
715,000	SM Energy	43,365
	Oil and Gas Producer

34

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
695,000	Range Resources	$40,630
	Oil and Gas Producer
974,000	Rosetta Resources (a)	33,330
	Oil and Gas Producer Exploring in South Texas and Montana
2,700,000	Denbury Resources (a)	31,050
	Oil Producer Using Co2 Injection
650,000	Baytex (Canada) (a)(b)	27,175
	Oil and Gas Producer in Canada
850,000	Northern Oil And Gas (a)(b)	16,481
	Small E & P Company in North Dakota Bakken
1,143,800	Houston American Energy (b)	15,739
	Oil and Gas Exploration/Production in Colombia
250,000	Cabot Oil and Gas	15,477
	Large Natural Gas Producer in Appalachia and Gulf Coast
631,000	Celtic Exploration (Canada) (a)	13,591
	Canadian Oil and Gas Producer
550,000	Swift Energy (a)	13,387
	Oil and Gas Exploration and Production
27,000,000	ShaMaran Petroleum (a)	10,693
	Oil Exploration in Kurdistan
383,000	Ultra Petroleum (a)	10,617
	Oil and Gas Producer
847,000	Crew Energy (Canada) (a)	7,501
	Canadian Oil and Gas Producer
6,866,628	PetroMagdalena Energy (Colombia) (a)(b)	6,553
	Oil & Gas Exploration/Production in Colombia
228,200	Oasis Petroleum (a)(b)	5,096
	Oil Producer in North Dakota
575,000	Venoco (a)	5,066
	Oil and Gas Producer in California and Texas
37,500,000	Petromanas (Canada) (a)(c)	4,473
18,750,000	Petromanas - Warrants (Canada) (a)(d)	263
	Exploring for Oil in Albania
26,000,000	Petrodorado (Colombia) (a)(c)	4,218
24,000,000	Petrodorado - Warrants (Colombia) (a)(d)(f)	499
	Oil & Gas Exploration/Production in Columbia, Peru & Paraguay
6,300,000	Canacol Energy (Colombia) (a)	3,848
	Oil Producer in South America
30,275,000	Petroamerica (Colombia) (a)(c)	3,322
	Oil Exploration & Production in Colombia
1,198,100	Pan Orient (Canada) (a)	2,664
	Growth Oriented, Return Focused Asian Explorer
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(d)	2,474
4,200,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(f)	232
	Oil & Gas Exploration/Production in the North Sea
41,100,000	Quetzal Energy (Colombia) (a)(c)(d)	1,694
	Explores for Oil & Gas in Latin America

Number of Shares		Value (000)
8,900,000	Quetzal Energy (Colombia) (a)(c)	$382
	Explores for Oil & Gas in Latin America
		516,566
	> Mining 1.6%
1,950,000	Silver Wheaton (Canada)	57,428
	Silver Mining Royalty Company
545,000	Core Laboratories (Netherlands)	48,957
	Oil and Gas Reservoir Consulting
15,000,000	Zhaojin Mining Industry (China)	24,952
	Gold Mining and Refining in China
2,800,000	Alexco Resource (a)	18,984
	Mining, Exploration & Environmental Services
4,432,000	Northam Platinum (South Africa)	17,971
	Platinum Mining in South Africa
7,500,000	Duluth Metals (Canada) (a)(c)	16,533
	Copper & Nickel Miner
900,000	Silver Standard Resources (a)	16,515
	Silver Mining
1,150,000	Ivanhoe Mines (Canada) (a)	15,858
	Copper Mine Project in Mongolia
12,000,000	Mongolian Mining (Hong Kong) (a)	10,609
	Coking Coal Mining in Mongolia
5,000,000	Orko Silver (Canada) (a)(b)	8,970
	Silver Exploration & Development
800,000	Augusta Resource (a)(b)	2,456
	U.S. Copper/Molybdenum Mine
4,000,000	Wolverine Minerals (Canada) (a)(c)(d)(f)	1,299
2,000,000	Wolverine Minerals - Warrants (Canada) (a)(d)(f)	57
	Gold Miner
500,000	Duluth Exploration - Special Warrants (Canada) (a)(d)(f)	95
	Copper & Nickel Miner
		240,684
	> Oil Refining, Marketing & Distribution 0.2%
600,000	Vopak (Netherlands)	28,677
	World's Largest Operator of Petroleum and Chemical Storage Terminals
		28,677
	> Alternative Energy 0.2%
3,000,000	GT Solar International (a)	21,060
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
500,000	STR Holdings (a)(b)	4,055
	Makes Encapsulant for Solar Power Modules/Provides Quality Assurance
1,210,300	Synthesis Energy Systems (China) (a)(b)	2,094
	Owner/Operator of Gasification Plants
		27,209
	> Agricultural Commodities 0.1%
1,136,364	Union Agriculture Group (Argentina) (a)(d)(f)	12,113
	Farmland Operator in Uruguay
		12,113
Energy & Minerals: Total		1,408,383

35

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Finance 9.3%
	> Banks 3.7%
2,738,000	BOK Financial	$128,385
	Tulsa Based S.W. Bank
2,337,313	Hancock Holding	62,593
	Gulf Coast Bank
5,700,000	Valley National Bancorp (b)	60,363
	New Jersey/New York Bank
1,275,000	City National	48,144
	Bank & Asset Manager
2,860,000	MB Financial (c)	42,099
	Chicago Bank
4,487,800	Associated Banc-Corp	41,737
	Midwest Bank
910,000	SVB Financial Group (a)	33,670
	Bank to Venture Capitalists
4,300,000	CVB Financial (b)	33,067
	Inland Empire Business Bank
3,000,000	TCF Financial	27,480
	Great Lakes Bank
4,299,507	First Busey	18,703
	Illinois Bank
1,350,000	TriCo Bancshares (c)	16,564
	California Central Valley Bank
1,121,188	Sandy Spring Bancorp	16,403
	Baltimore, D.C. Bank
772,632	Hudson Valley	13,467
	Metro New York City Bank
706,559	Eagle Bancorp (a)	8,316
	Metro D.C. Bank
779,305	TrustCo Bank	3,476
	New York State Bank
246,505	Pacific Continental	1,748
	Pacific N.W. Bank
158,389	Green Bankshares (a)(b)	201
	Tennessee Bank
		556,416
	> Insurance 2.3%
11,900,000	CNO Financial Group (a)	64,379
	Life, Long Term Care & Medical Supplement Insurance
2,820,000	Leucadia National	63,958
	Insurance Holding Company
1,320,000	Hanover Insurance Group	46,860
	Personal & Commercial Lines Insurance
1,200,000	HCC Insurance Holdings	32,460
	Specialty Insurance
832,000	Willis Group (Ireland)	28,596
	Insurance Broker
1,225,000	Tower Group	28,003
	Commercial & Personal Lines Insurance
1,200,000	Delphi Financial Group	25,824
	Workers Comp & Group Employee Benefit Products & Services
1,420,000	Selective Insurance Group	18,531
	Commercial & Personal Lines Insurance
900,000	Brown & Brown	16,020
	Insurance Broker

Number of Shares		Value (000)
150,000	Enstar Group (a)	$14,284
	Insurance/Reinsurance & Related Services
694,343	Symetra Financial	5,659
	Life Insurance
300,000	Assured Guaranty	3,297
	Global Muni Bond Insurance
		347,871
	> Finance Companies 1.6%
1,505,202	World Acceptance (a)(c)	84,216
	Personal Loans
2,300,000	Aaron's	58,075
	Rent to Own
2,150,000	McGrath Rentcorp (c)	51,149
	Temporary Space & IT Rentals
3,400,000	H&E Equipment Services (a)(c)	28,050
	Heavy Equipment Leasing
1,123,400	CAI International (a)(c)	13,166
	International Container Leasing
1,091,000	Marlin Business Services (a)(c)	11,565
	Small Equipment Leasing
78,500	Textainer Group Holdings	1,592
	Top International Container Leasor
		247,813
	> Brokerage & Money Management 1.3%
6,198,000	SEI Investments	95,325
	Mutual Fund Administration & Investment Management
3,700,000	Eaton Vance	82,399
	Specialty Mutual Funds
1,000,000	Artio Global Investors	7,960
	International Asset Manager
400,000	Financial Engines (a)	7,244
	Asset Management for 401k Plans
		192,928
	> Credit Cards 0.3%
350,000	Alliance Data Systems (a)(b)	32,445
	Diversified Credit Card Provider
100,000	Wright Express (a)	3,804
	Pay Card Processor
		36,249
	> Savings & Loans 0.1%
700,000	ViewPoint Financial	8,015
	Texas Thrift
1,010,000	Provident New York Bancorp	5,878
	New York State Thrift
452,146	Kaiser Federal Financial Group	5,335
	Los Angeles Savings & Loan
65,991	Berkshire Hills Bancorp	1,219
	Northeast Thrift
		20,447
Finance: Total		1,401,724

36

Number of Shares		Value (000)
Other Industries 6.0%
	> Real Estate 3.7%
4,575,000	Biomed Realty Trust	$75,808
	Life Science-focused Office Buildings
840,000	Federal Realty Investment Trust	69,224
	Shopping Centers
3,000,000	Associated Estates Realty (c)	46,380
	Multifamily Properties
2,200,000	Dupont Fabros Technology (b)	43,318
	Technology-focused Office Buildings
720,000	Digital Realty Trust (b)	39,715
	Technology-focused Office Buildings
1,120,000	Kilroy Realty	35,056
	West Coast Office and Industrial Properties
1,850,000	Extra Space Storage	34,465
	Self Storage Facilities
975,000	Post Properties	33,871
	Multifamily Properties
43,000,000	Mapletree Logistics Trust (Singapore)	27,852
	Industrial Property Landlord
3,000,000	Education Realty Trust	25,770
	Student Housing
15,000,000	Ascendas REIT (Singapore)	23,131
	Industrial Property Landlord
530,000	Macerich	22,594
	Regional Shopping Malls
700,000	Washington REIT	19,726
	Washington, D.C. Diversified Properties
3,750,000	DCT Industrial Trust	16,462
	Industrial Properties
1,000,000	St. Joe (a)(b)	14,990
	Florida Panhandle Landowner
2,800	Orix JREIT (Japan)	12,867
	Diversified REIT
3,050,000	Kite Realty Group	11,163
	Community Shopping Centers
1,500,000	Summit Hotel Properties (c)	10,590
	Owner of Select Service Hotels
37,407	Security Capital European Realty (Luxembourg) (a)(d)(e)(f)	—
	Self Storage Properties
		562,982
	> Transportation 1.2%
1,275,000	JB Hunt Transport Services	46,053
	Truck & Intermodal Carrier
1,260,000	World Fuel Services	41,139
	Global Fuel Broker
2,800,000	Rush Enterprises, Class A (a)(c)	39,648
550,000	Rush Enterprises, Class B (a)(c)	6,418
	Truck Sales and Service
2,730,000	Heartland Express	37,019
	Regional Trucker
300,000	Genesee & Wyoming (a)	13,956
	Short-line Operator
		184,233

Number of Shares		Value (000)
	> Regulated Utilities 1.1%
2,000,000	Northeast Utilities	$67,300
	Regulated Electric Utility
1,800,000	Wisconsin Energy	56,322
	Wisconsin Utility
500,000	ALLETE	18,315
	Regulated Electric Utility - Minnesota
333,000	Red Eléctrica de España (Spain)	15,175
	Spanish Power Transmission
		157,112
Other Industries: Total		904,327
Total Equities: 95.8% (Cost: $10,915,844)		14,510,904
Securities Lending Collateral 2.2%
333,232,511	Dreyfus Government Cash Management Fund (g) (7 day yield of 0.00%)	333,233
Total Securities Lending Collateral: (Cost: $333,233)		333,233
Total Investments: 98.0% (Cost: $11,249,077)(i)(j)		14,844,137
Obligation to Return Collateral for Securities Loaned: (2.2)%		(333,233)
Cash and Other Assets Less Liabilities: 4.2%		630,688
Total Net Assets: 100.0%		$15,141,592

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

37

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $319,697,071.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the nine months ended September 30, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/11	Value	Dividend
Acorn Energy	-	1,336,001	-	1,336,001	$7,107	$-
AFC Enterprises	2,000,000	-	-	2,000,000	23,660	-
Akorn	2,659,068	2,129,332	-	4,788,400	37,397	-
Allos Therapeutics*	7,035,000	-	7,035,000	-	-	-
Alimera Sciences	361,450	1,678,550	-	2,040,000	16,320	-
Anthera Pharmaceuticals*	1,450,000	290,000	-	1,740,000	8,300	-
Array Biopharma*	3,500,000	-	3,500,000	-	-	-
Art Technology Group*	9,000,000	-	9,000,000	-	-	-
Associated Estates Realty	2,200,000	800,000	-	3,000,000	46,380	1,207
Auxilium Pharmaceuticals	1,200,000	1,200,000	-	2,400,000	35,976	-
Bally Technologies	3,725,000	-	-	3,725,000	100,500	-
Blackbaud	2,250,000	-	-	2,250,000	50,107	540
CAI International	1,650,000	-	526,600	1,123,400	13,166	-
Cavco Industries	180,000	280,000	-	460,000	15,843	-
Cepheid	2,415,000	785,000	-	3,200,000	124,256	-
Chelsea Therapeutics	3,449,900	1,100,000	-	4,549,900	16,607	-
Clarcor*	2,565,000	-	240,000	2,325,000	96,208	1,077
Cogent Communications	2,800,000	-	280,000	2,520,000	33,894	-
Constant Contact	1,400,000	950,000	-	2,350,000	40,631	-
Diamond Foods*	1,300,000	-	250,000	1,050,000	83,779	170
Donaldson	4,200,000	-	-	4,200,000	230,160	1,176
Drew Industries	1,260,000	-	-	1,260,000	25,175	-
Duluth Metals	3,154,000	4,346,000	-	7,500,000	16,533
Education Realty Trust*	3,000,000	-	-	3,000,000	25,770	300
eResearch Technology	4,250,000	650,000	-	4,900,000	21,854	-
ESCO Technologies	2,200,000	-	-	2,200,000	56,100	528
Gaiam	1,371,366	-	-	1,371,366	4,649	-
Gaylord Entertainment	3,850,000	-	-	3,850,000	74,459	-
GLG Life Tech	1,200,000	550,000	-	1,750,000	6,160	-
H&E Equipment Services	3,000,000	400,000	-	3,400,000	28,050	-
Hackett Group	4,500,000	-	-	4,500,000	16,785	-
HEICO+	1,700,000	550,000	-	2,250,000	75,735	237
Helen of Troy	1,600,000	-	-	1,600,000	40,192	-
iGate	2,913,065	407,204	13,065	3,307,204	38,165	-
II-VI+	2,225,000	2,325,000	-	4,550,000	79,625	-
Informatica*	5,200,000	-	500,000	4,700,000	192,465	-
Interline Brands	2,600,000	-	-	2,600,000	33,462	-
IPG Photonics	2,710,000	70,000	-	2,780,000	120,763	-
IXYS	1,900,000	-	-	1,900,000	20,672	-
Kenexa	2,025,000	-	-	2,025,000	31,671	-
Knoll	4,000,000	-	-	4,000,000	54,800	640
Lifetime Fitness	2,190,000	-	-	2,190,000	80,701	-
lululemon athletica+	4,035,000	3,950,000	495,000	7,490,000	364,388	-
Marlin Business Services	1,091,000	-	-	1,091,000	11,565	-
MB Financial	2,860,000	-	-	2,860,000	42,099	57
McGrath Rentcorp	2,350,000	-	200,000	2,150,000	51,149	1,610
Mettler Toledo	1,600,000	-	-	1,600,000	223,936
Micromet	5,500,000	-	-	5,500,000	26,400	-
Nabi Biopharmaceuticals*	1,383,454	1,916,546	3,300,000	-	-	-
Nanosphere*	1,480,056	-	1,480,056	-	-	-
Navigant Consulting	3,100,000	-	100,000	3,000,000	27,810	-
NPS Pharmaceuticals	3,200,000	1,300,000	-	4,500,000	29,295	-
Orko Silver*	10,000,000	-	5,000,000	5,000,000	8,970	-
Orthofix International*	1,150,000	-	580,000	570,000	19,671	-
PAETEC Holding	9,600,000	-	600,000	9,000,000	47,610	-
Pericom Semiconductor	1,765,000	-	-	1,765,000	13,079	-
Petroamerica	30,275,000	-	-	30,275,000	3,322	-

38

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/11	Value	Dividend
Petrodorado	24,000,000	2,000,000	-	26,000,000	$4,218	$-
Petrolifera Petroleum*	13,950,000	-	13,950,000	-	-	-
Petromanas	37,500,000	-	-	37,500,000	4,473	-
Pinnacle Entertainment	3,400,000	550,000	-	3,950,000	35,866	-
Quetzal Energy	-	50,000,000	-	50,000,000	2,076	-
Raptor Pharmaceutical	-	3,455,000	-	3,455,000	15,582	-
Rush Enterprises	3,350,000	-	-	3,350,000	46,066	-
Salem Communications	1,541,000	-	7,600	1,533,400	3,511	-
Shutterfly	1,700,000	600,000	-	2,300,000	94,714	-
Spanish Broadcasting System*+	2,400,000	240,000	2,462,300	177,700	295	-
SPS Commerce	856,429	43,571	-	900,000	14,661	-
Summit Hotel Properties	-	1,500,000	-	1,500,000	10,590	230
Supertex	1,035,000	-	390,720	644,280	11,146	-
Talbots*	4,150,000	-	4,150,000	-	-	-
THQ*	3,567,000	-	3,567,000	-	-	-
TriCo Bancshares	1,350,000	-	-	1,350,000	16,564	243
True Religion Apparel	2,047,000	-	300,000	1,747,000	47,099	-
Tuscany International Drilling*	10,719,200	-	1,849,200	8,870,000	4,909	-
tw telecom	9,500,000	-	-	9,500,000	156,940	-
Tyler Technologies	2,000,000	-	300,000	1,700,000	42,976	-
Universal Technical Institute	1,700,000	-	300,000	1,400,000	19,026	-
Virtusa	2,000,000	125,000	-	2,125,000	28,050	-
Warnaco Group	2,190,000	-	-	2,190,000	100,937	-
Wolverine Minerals	-	4,000,000	-	4,000,000	1,299	-
World Acceptance	1,505,202	-	-	1,505,202	84,216	-
Total of Affiliated Transactions	322,039,190	89,527,204	60,376,541	351,189,853	$3,638,585	$8,015

*  At September 30, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

+  Includes the effects of a stock split.

  The aggregate cost and value of these companies at September 30, 2011, were $2,461,969 and $3,198,218 respectively. Investments in affiliate companies represent 21.12% of total net assets at September 30, 2011.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2011, the market value of these securities (in thousands) amounted to $19,205 which represented 0.13% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/08/10	1,136,364	$15,000	$12,113
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591	2,474
Quetzal Energy	1/14/11	41,100,000	5,193	1,694
Wolverine Minerals	6/03/11	4,000,000	2,005	1,299
Petrodorado - Warrants	11/20/09	24,000,000	2,965	499
MicroDose Technologies	11/24/00	359,944	2,005	299
Petromanas - Warrants	5/20/10	18,750,000	1,086	263
Canadian Overseas Petroleum - Warrants	11/24/10	4,200,000	526	232
Voyager Learning, Contingent Value Rights	12/24/09	2,000,000	-	180
Duluth Exploration - Special Warrants	8/19/11	500,000	-	95
Wolverine Minerals - Warrants	6/03/11	2,000,000	243	57
Locus Pharmaceuticals	9/05/01-2/08/07	94,715	7,780	-
Security Capital European Realty	8/20/98-7/20/99	37,407	205	-
			$40,599	$19,205

(e)  Security has no value.

(f)  Illiquid security.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At September 30, 2011, this security had an aggregate value of $13,444, which represented 0.09% of total net assets.

(i)  At September 30, 2011, for federal income tax purposes the cost of investments was $11,249,077 and net unrealized appreciation was $3,595,060 consisting of gross unrealized appreciation of $4,942,760 and gross unrealized depreciation of $1,347,700.

39

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(j)  On September 30, 2011, the market value of foreign securities represented 9.95% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percentage of Net Assets
Netherlands	$305,627	2.02
Canada	246,767	1.63
Singapore	132,171	0.87
Columbia	124,021	0.82
Japan	92,314	0.61
Hong Kong	86,960	0.57
Sweden	67,162	0.44
France	59,455	0.39
United Kingdom	51,244	0.34
China	49,790	0.33
Denmark	43,364	0.29
Brazil	43,249	0.29
South Africa	39,179	0.26
	Value	Percentage of Net Assets
Chile	$32,176	0.21
Israel	24,280	0.16
India	23,547	0.16
Spain	15,174	0.10
Switzerland	14,164	0.09
Russia	13,444	0.09
Argentina	12,114	0.08
Iraq	10,693	0.07
Iceland	9,943	0.07
Germany	9,533	0.06
Luxembourg	- *	-
Total Foreign Portfolio	$1,506,371	9.95

*  Rounds to less than $500.

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$3,762,802	$152,025	$-	$3,914,827
Consumer Goods & Services	2,657,746	117,009	180	2,774,935
Industrial Goods & Services	2,393,988	265,573	-	2,659,561
Health Care	1,425,640	21,208	299	1,447,147
Energy & Minerals	1,125,717	270,457	12,209	1,408,383
Finance	1,401,724	-	-	1,401,724
Other Industries	825,304	79,023	-	904,327
Total Equities	13,592,921	905,295	12,688	14,510,904
Total Securities Lending Collateral	333,233	-	-	333,233
Total Investments	$13,926,154	$905,295	$12,688	$14,844,137

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

40

> Notes to Statement of Investments (dollar values in thousands)

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Tranfers Out
Level 1	Level 2	Level 1	Level 2
$91,474	$16,715	$16,715	$91,474

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions expired.

  Foreign exchange-traded financial assets were transferred from Level 1 to Level 2.

The following table reconciles asset balances for the nine months ending September 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011
Equities
Consumer Goods & Services	$262	$-	$(82)	$-	$-	$-	$-	$180
Energy & Minerals	15,000	-	(2,887)	96	-	-	-	12,209
Health Care	103	-	196	-	-	-	-	299
	$15,365	$-	$(2,773)	$96	$-	$-	$-	$12,688

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $2,773.

41

Columbia Acorn International

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	06/30/11	09/30/11
Purchases
Asia
> Japan
Advance Residence Investment	15,300	16,005
Aeon Delight	1,846,000	1,995,438
Ain Pharmaciez	707,000	751,792
Asahi Diamond Industrial	1,360,000	1,851,900
Daiseki	1,181,200	1,277,429
Fukuoka REIT	2,850	2,874
Glory	977,000	1,055,562
Hamamatsu Photonics	710,000	765,554
Hoshizaki Electric	1,563,000	1,697,200
Ibiden	819,000	883,144
Icom	675,780	732,108
Japan Airport Terminal	1,666,700	2,052,572
Jupiter Telecommunications	24,022	25,979
Kakaku.com	2,870	530,500
Kansai Paint	7,568,400	8,187,600
Kintetsu World Express	868,000	937,651
Kuraray	1,974,000	2,129,100
Misumi Group	0	772,000
Miura	587,800	636,250
Mori Hills REIT Investment	4,458	5,540
Nakanishi	274,000	295,762
Osaka Securities Exchange	5,100	5,531
Park24	0	736,600
Pigeon	439,800	469,500
Seven Bank	21,000	22,694
Shimadzu	2,400,000	2,600,000
Shinsei Bank	23,908,800	25,769,649
Sintokogio	1,794,000	1,940,200
Torishima Pump Manufacturing	1,250,500	1,346,963
Tsumura	789,000	855,604
Ushio	1,292,500	1,405,739
Wacom	23,500	25,380
> Taiwan
Advantech	0	3,458,700
Chroma Ate	0	7,025,500
CTCI Corp	0	9,315,800
Far Eastone Telecom	21,429,000	33,118,800
Formosa International Hotels	1,142,620	1,580,717
Lung Yen	0	510,800
President Chain Store	5,665,000	7,017,009
Radiant Opto-Electronics	0	5,910,000
St. Shine Optical	1,511,000	2,240,000
Taiwan Hon Chuan	6,911,000	11,315,800
Tripod Technologies	0	5,613,270
> Singapore
Ascendas REIT	22,000,000	23,489,149
Goodpack Limited	13,000,000	15,000,000

	Number of Shares
	06/30/11	09/30/11
Mapletree Commercial Trust	30,000,000	32,300,000
Mapletree Industrial Trust REIT	37,010,000	42,675,997
Mapletree Logistics Trust	50,000,000	53,383,000
> Hong Kong
Hutchison Port Holdings Trust	30,000,000	32,000,000
L'Occitane International	8,077,000	15,000,000
Melco International	0	7,419,000
MGM China Holdings	12,000,000	12,500,000
Mongolian Mining	23,335,500	35,923,500
Nagacorp	0	40,438,400
Sasa International	35,000,000	37,703,800
> China
51job - ADR	247,000	263,700
AMVIG Holdings	0	25,695,600
China Yurun Food	10,764,600	12,047,000
Digital China	0	11,165,300
Jiangsu Expressway	23,146,000	23,596,000
Netease.com	0	401,000
New Oriental Education & Technology - ADR	230,000	965,387
Noah Holdings - ADR	432,790	800,000
Want Want	7,143,600	19,410,400
Zhaojin Mining Industry	32,276,000	34,745,554
> India
Asian Paints	320,000	341,652
Infrastructure Development Finance	3,550,000	3,807,700
Jain Irrigation Systems	8,587,418	11,163,303
Manappuram Finance	11,814,746	14,381,649
Mundra Port & Special Economic Zone	7,496,953	8,052,053
REI Agro	30,574,905	32,642,905
S. Kumars Nationwide	9,600,000	10,249,300
Shriram Transport Finance	715,000	767,100
United Breweries	367,138	1,203,445
> South Korea
MegaStudy	121,132	129,332
NHN	150,000	160,150
Woongjin Coway	1,157,000	1,242,590
> Philipines
Int'l Container Terminal	0	7,931,700
Manila Water Company	0	14,299,600
SM Prime Holdings	0	63,272,200
> Thailand
Home Product Center	80,000,000	104,039,000
> Indonesia
Ace Indonesia	6,898,100	8,306,300

42

	Number of Shares
	06/30/11	09/30/11
Purchases (continued)
Europe
> United Kingdom
Abcam	2,752,210	2,950,000
Archipelago Resources	26,712,371	29,063,787
Chemring	5,437,000	5,700,000
Cobham	5,385,000	5,804,000
Domino's Pizza United Kingdom & Ireland	0	2,497,000
FlyBe	1,376,083	1,499,183
GlobeOp Financial Services	3,758,000	4,155,200
JLT Group	2,868,800	3,644,400
Kesa Electricals	8,346,000	9,009,000
Petropavlovsk	1,976,000	2,109,700
Premier Oil	2,432,000	2,636,932
PureCircle	3,889,000	4,163,948
Rotork	680,000	730,000
Shaftesbury	859,200	1,691,711
Smith and Nephew	1,630,000	1,761,742
Sterling Resources	2,600,000	2,840,000
Tullow Oil	690,000	740,581
> Netherlands
Aalberts Industries	2,296,992	2,479,123
Arcadis	1,164,669	1,252,514
Fugro	784,111	844,967
Imtech	1,841,280	1,955,311
Koninklijke TenCate	1,272,365	1,371,573
Unit 4 Aggresso	1,476,800	1,591,702
Vopak	1,104,200	1,189,424
> France
Eurofins Scientific	489,287	554,800
Gemalto	799,000	1,193,000
Hi-Media	1,689,100	1,831,204
Mersen	541,500	556,874
Neopost	610,000	631,797
Norbert Dentressangle	213,800	232,400
Pierre & Vacances	322,200	322,605
Rubis	274,100	376,131
Saft	902,900	971,800
Teleperformance	1,078,000	1,158,000
> Switzerland
Bank Sarasin & Cie	720,000	773,707
Dufry Group	190,000	286,300
Geberit	185,000	225,650
Kuehne & Nagel	325,000	350,445
Partners Group	235,000	265,000
> Germany
CTS Eventim	403,286	819,889
Deutsche Beteiligungs	312,500	338,886
Dürr	237,511	636,800

	Number of Shares
	06/30/11	09/30/11
Elringklinger	515,000	555,700
Rational	137,500	148,295
Rheinmetall	630,000	679,600
Rhoen-Klinikum	1,460,000	1,600,000
Wirecard	2,120,000	2,286,441
> Sweden
Hexagon	3,799,000	4,056,007
Sweco	3,887,000	4,150,024
Unibet	607,000	658,700
> Italy
Ansaldo STS	2,083,000	2,621,149
CIR	9,796,000	13,547,300
Geox	3,573,000	4,973,000
> Denmark
Novozymes	306,000	329,760
SimCorp	156,000	168,042
> Ireland
Aryzta	297,000	395,008
United Drug	9,669,485	9,700,000
> Czech Republic
Komercni Banka	121,268	130,682
> Portugal
Redes Energéticas Nacionais	7,278,105	7,770,405
> Finland
Stockmann	967,777	1,039,429
> Norway
Atea	2,045,964	2,403,664
> Belgium
EVS Broadcast Equipment	145,031	332,977
> Greece
Intralot	6,475,300	6,954,400
Other Countries
> Canada
AG Growth	540,000	582,942
Alliance Grain Traders	501,700	754,800
Baytex	574,000	615,857
Black Diamond Group	546,500	1,189,576
CCL Industries	1,301,612	1,403,772
Celtic Exploration	146,200	505,000
Crew Energy	367,600	678,000
DeeThree Exploration	3,738,877	4,061,377
Eacom Timber	12,500,000	13,000,000
Horizon North Logistics	2,214,100	2,411,514
Ivanhoe Mines	1,833,100	1,964,621
Onex Capital	605,000	653,200

43

Columbia Acorn International

Major Portfolio Changes in the Third Quarter (Unaudited), continued

	Number of Shares
	06/30/11	09/30/11
Purchases (continued)
Other Countries—continued
> Canada—continued
Pan Orient	1,480,610	1,607,306
ShawCor	1,710,000	1,790,397
Southern Arc Minerals	5,737,500	6,217,500
Tahoe Resources	872,700	963,600
> United States
Alexion Pharmaceuticals	822,000	887,431
Atwood Oceanics	1,273,000	1,373,080
BioMarin Pharmaceutical	1,145,000	1,229,871
Bristow	391,000	421,732
FMC Technologies	658,000	707,213
Oil States International	250,000	270,000
Textainer Group Holdings	568,000	838,297
World Fuel Services	918,000	987,228
> South Africa
Adcock Ingram Holdings	4,625,000	4,992,200
Coronation Fund Managers	8,723,060	10,271,492
Massmart Holdings	0	1,019,988
Naspers	1,096,000	1,170,188
Northam Platinum	5,780,900	6,463,160
Rand Merchant Insurance	17,625,208	19,098,300
> Autstralia
Cochlear	467,000	498,560
UGL	2,482,000	2,653,389
> Israel
Israel Chemicals	2,890,000	3,085,527
> Senegal
Sonatel	43,000	45,237
Latin America
> Brazil
Mills Estruturas e Servicos de Engenharia	3,000,000	3,184,900
MRV Engenharia	3,400,000	3,634,800
Multiplus	1,100,000	1,179,000
Suzano - Preferred	5,937,000	6,344,043
> Mexico
Grupo Aeroportuario del Surest - ADR	580,000	624,168
> Chile
Sociedad Quimica y Minera de Chile - ADR	340,000	362,996
> Argentina
Madalena Ventures	5,400,000	5,940,000
> Colombia
Canacol Energy	8,240,000	8,893,869
Gulf United	20,718,000	22,525,000

	Number of Shares
	06/30/11	09/30/11
Sales
Asia
> Japan
Aeon Mall	906,000	880,474
Asics	3,650,000	2,116,900
Gree	1,355,000	1,139,000
Kamigumi	3,283,000	634,794
Makita	509,000	0
Nippon Sheet Glass	7,174,000	6,107,300
Start Today	1,275,000	938,400
> Taiwan
China Steel Chemical	4,192,000	2,748,000
Everlight Electronics	7,206,000	0
Simplo Technology	5,821,000	3,678,530
Sinyi Realty	2,211,000	1,211,280
> Singapore
CDL Hospitality Trust	23,000,000	21,890,000
Olam International	35,981,000	33,000,000
Singapore Exchange	4,000,000	3,500,000
> Hong Kong
Hong Kong Exchanges and Clearing	750,000	0
Lifestyle International	18,000,000	17,000,000
> China
China Communication Services	41,959,300	0
ENN Energy	6,000,000	5,000,000
RexLot Holdings	240,000,000	239,160,800
Shandong Weigao	11,286,200	0
Wasion Group	24,244,400	8,479,200
Zuoan Fashion	680,503	265,146
Europe
> United Kingdom
Intertek Group	2,000,000	1,853,000
Next	582,000	446,300
Serco	3,513,800	3,305,000
Workspace Group	56,093,000	8,028,385
> Netherlands
Core Laboratories	249,000	228,095
USG People	1,093,994	454,772
> Switzerland
Sika	22,300	19,251
> Germany
Vossloh	165,000	0
> Sweden
Orc Software	708,342	140,068

44

	Number of Shares
	06/30/11	09/30/11
Sales (continued)
Europe—continued
> Italy
Credito Emiliano	4,311,600	0
Terna	4,111,000	0
Tod's	257,200	155,200
> Ireland
Paddy Power	359,000	350,000
> Spain
Red Eléctrica de España	579,000	494,320
> Portugal
Banco Comercial Português	22,568,987	0
> Finland
Poyry	410,523	409,248
> Russia
Mail.ru - GDR	764,506	629,642
> Poland
Central European Distribution	893,900	0
Other Countries
> Canada
Guyana Goldfields	1,291,135	0
> South Africa
Mr. Price	4,600,000	3,722,083
> Autstralia
SAI Global	6,281,896	5,806,600
Seek	1,000,000	0
> Egypt
Paints & Chemical Industries (Pachin)	235,342	0
Latin America
> Brazil
Localiza Rent A Car	4,300,000	4,200,000
Natura	1,300,000	0
PDG Realty	4,400,000	0

45

Columbia Acorn International

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
		Equities: 96.4%
Asia 41.6%
	> Japan 18.6%
8,187,600	Kansai Paint	$78,460
	Paint Producer in Japan, India, China and Southeast Asia
22,694	Seven Bank	44,294
	ATM Processing Services
1,995,438	Aeon Delight	42,826
	Facility Maintenance & Management
1,697,200	Hoshizaki Electric	41,348
	Commercial Kitchen Equipment
7,780	Orix JREIT	35,750
	Diversified REIT
1,139,000	Gree	34,736
	Mobile Social Networking Game Developer/Platform
751,792	Ain Pharmaciez	33,127
	Dispensing Pharmacy/Drugstore Operator
765,554	Hamamatsu Photonics	30,857
	Optical Sensors for Medical & Industrial Applications
2,052,572	Japan Airport Terminal	30,534
	Airport Terminal Operator at Haneda
25,380	Wacom (a)	29,747
	Computer Graphic Illustration Devices
2,129,100	Kuraray	29,037
	Special Resin, Fine Chemical, Fibers & Textures
16,005	Advance Residence Investment	28,992
	Residential REIT
25,769,649	Shinsei Bank	28,965
	Commercial Bank
2,116,900	Asics	28,905
	Footwear and Apparel
25,979	Jupiter Telecommunications	28,110
	Largest Cable Service Provider in Japan
855,604	Tsumura	27,280
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
295,762	Nakanishi	26,991
	Dental Tools & Machinery
937,651	Kintetsu World Express	26,818
	Airfreight Logistics
1,851,900	Asahi Diamond Industrial	25,760
	Consumable Diamond Tools
5,531	Osaka Securities Exchange (b)	25,348
	Osaka Securities Exchange
1,277,429	Daiseki	25,279
	Waste Disposal and Recycling
1,055,562	Glory	24,813
	Currency Handling Systems & Related Equipment
2,600,000	Shimadzu	21,932
	Analytical Instrument, Medical & Industrial Equipment
530,500	Kakaku.com	21,776
	Online Price Comparison Services for Consumers

Number of Shares		Value (000)
1,405,739	Ushio	$21,401
	Industrial Light Sources
938,400	Start Today	20,333
	Online Japanese Apparel Retailer
880,474	Aeon Mall	20,112
	Suburban Shopping Mall Developer, Owner & Operator
469,500	Pigeon	19,247
	Baby Care Products
1,940,200	Sintokogio	18,987
	Automated Casting Machines, Surface Treatment System and Consumables
1,346,963	Torishima Pump Manufacturing (b)	18,918
	Industrial Pump for Power Generation and Water Supply Systems
732,108	Icom	18,767
	Two Way Radio Communication Equipment
2,874	Fukuoka REIT	18,677
	Diversified REIT in Fukuoka
883,144	Ibiden	18,663
	Electronic Parts & Ceramics
5,540	Mori Hills REIT Investment	18,639
	Tokyo-centric Diversified REIT
636,250	Miura	18,629
	Industrial Boiler
772,000	Misumi Group	17,156
	Industrial Components Distributor
6,107,300	Nippon Sheet Glass	13,664
	Sheet Glass for Building and Automotive Use
736,600	Park24	9,155
	Parking Lot Operator
634,794	Kamigumi	5,666
	Port Cargo Handling & Logistics
		1,029,699
	> Taiwan 4.8%
33,118,800	Far Eastone Telecom	48,967
	Taiwan's 3rd Largest Mobile Operator
7,017,009	President Chain Store	39,519
	Taiwan's Number One Convenience Chain Store Operator
2,240,000	St. Shine Optical	27,343
	World's Leading Disposable Contact Lens OEM
11,315,800	Taiwan Hon Chuan	24,014
	Beverage Packaging (bottles, caps, labels) Manufacturer
3,678,530	Simplo Technology	22,593
	Battery Packs for Notebook & Tablet PCs
1,580,717	Formosa International Hotels	21,529
	Hotel, Food & Beverage Operation & Hospitality Management Services
5,910,000	Radiant Opto-Electronics	16,578
	LCD Back Light Modules
5,613,270	Tripod Technologies	14,622
	Printed Circuit Boards
7,025,500	Chroma Ate	14,396
	Automatic Test Systems, Testing & Measurement Instruments

46

Number of Shares		Value (000)
	> Taiwan—continued
2,748,000	China Steel Chemical	$11,403
	Sole Coal Chemical Producer in Taiwan
9,315,800	CTCI Corp	11,144
	International Engineering Firm
3,458,700	Advantech	9,085
	Industrial PC & Components
1,211,280	Sinyi Realty	1,560
	Taiwanese Realty Company
510,800	Lung Yen	1,224
	Funeral Services and Columbaria
		263,977
	> Singapore 4.4%
33,000,000	Olam International	56,234
	Agriculture Supply Chain Manager
23,489,149	Ascendas REIT	36,221
	Industrial Property Landlord
42,675,997	Mapletree Industrial Trust REIT	35,113
	Industrial Property Landlord
53,383,000	Mapletree Logistics Trust	34,577
	Industrial Property Landlord
21,890,000	CDL Hospitality Trust	25,144
	Hotel Owner/Operator
32,300,000	Mapletree Commercial Trust	19,994
	Retail and Office Property Landlord
3,500,000	Singapore Exchange	17,593
	Singapore Equity & Derivatives Market Operator
15,000,000	Goodpack Limited	17,312
	International Bulk Container Leasing
		242,188
	> Hong Kong 4.3%
7,000,000	Melco Crown Entertainment - ADR (c)	58,170
	Macau Casino Operator
17,000,000	Lifestyle International	43,129
	Mid to High-End Department Store Operator in Hong Kong & China
35,923,500	Mongolian Mining (c)	31,761
	Coking Coal Mining in Mongolia
15,000,000	L'Occitane International (c)	30,213
	Skin Care and Cosmetics Producer
37,703,800	Sasa International	22,358
	Cosmetics Retailer
32,000,000	Hutchison Port Holdings Trust	21,360
	Southern China Container Ports
12,500,000	MGM China Holdings (c)	16,565
	Macau Casino Operator
40,438,400	Nagacorp	8,629
	Casino/Entertainment Complex in Cambodia
7,419,000	Melco International	4,857
	Macau Casino Operator
		237,042
	> China 4.0%
34,745,554	Zhaojin Mining Industry	57,798
	Gold Mining and Refining in China
965,387	New Oriental Education & Technology - ADR (c)	22,175
	Education Service Provider

Number of Shares		Value (000)
23,596,000	Jiangsu Expressway	$17,821
	Chinese Toll Road Operator
19,410,400	Want Want	17,579
	Chinese Branded Consumer Food Company
5,000,000	ENN Energy	16,175
	China's Largest Private Gas Operator
401,000	Netease.com	15,302
	Chinese Online Gaming Services
11,165,300	Digital China	14,615
	IT Distribution & Systems Integration Services
25,695,600	AMVIG Holdings	14,483
	Chinese Tobacco Packaging Material Supplier
239,160,800	RexLot Holdings	14,216
	Lottery Equipment Supplier in China
12,047,000	China Yurun Food	12,742
	Meat Processor in China
263,700	51job - ADR (b)(c)	10,522
	Integrated Human Resource Services
800,000	Noah Holdings - ADR (b)	7,360
	Wealth Management Product Distributor in China
8,479,200	Wasion Group	2,449
	Electronic Power Meter Total Solution Provider
265,146	Zuoan Fashion (b)(c)	729
	Men's Apparel Provider in China
		223,966
	> India 2.7%
11,163,303	Jain Irrigation Systems	34,573
	Agricultural Micro-Irrigation Systems & Food Processing
8,052,053	Mundra Port & Special Economic Zone	26,906
	Indian West Coast Shipping Port
341,652	Asian Paints	21,990
	India's Largest Paint Company
32,642,905	REI Agro	16,480
	Basmati Rice Processing
14,381,649	Manappuram Finance	15,262
	Short-term Lending Collateralized by Household Gold
767,100	Shriram Transport Finance	9,529
	Used Truck Finance
1,203,445	United Breweries (c)	9,150
	India's Largest Brewer
10,249,300	S. Kumars Nationwide	8,711
	Textiles, Clothing & Retail
3,807,700	Infrastructure Development Finance	8,552
	Infrastructure Finance in India
		151,153
	> South Korea 1.5%
1,242,590	Woongjin Coway	40,009
	South Korean Household Appliance Rental Service Provider
160,150	NHN (c)	30,511
	Korean Online Search Services
129,332	MegaStudy	12,973
	Education Service Provider
		83,493

47

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Philipines 0.6%
63,272,200	SM Prime Holdings	$17,578
	Shopping Mall Operator
7,931,700	Int'l Container Terminal	8,415
	Container Handling Terminals & Port Management
14,299,600	Manila Water Company	6,190
	Water Utility Company in the Philippines
		32,183
	> Thailand 0.6%
104,039,000	Home Product Center	31,099
	Home Improvement Retailer
		31,099
	> Indonesia 0.1%
8,306,300	Ace Indonesia	3,105
	Home Improvement Retailer
		3,105
Asia: Total		2,297,905
Europe 35.3%
	> United Kingdom 7.7%
1,853,000	Intertek Group	53,294
	Testing, Inspection, Certification Services
5,700,000	Chemring	46,669
	Defense Manufacturer of Countermeasures and Energetics
3,644,400	JLT Group (b)	35,688
	International Business Insurance Broker
29,063,787	Archipelago Resources (a)(c)	31,066
	Gold Mining Projects in Indonesia, Vietnam, and the Philippines
8,028,385	Workspace Group (a)	26,965
	United Kingdom Real Estate
3,305,000	Serco	26,146
	Facilities Management
2,109,700	Petropavlovsk	19,401
	Gold and Iron Ore Mining in Russia
4,155,200	GlobeOp Financial Services	18,726
	Hedge Fund Administrator
730,000	Rotork	17,570
	Valve Actuators for Oil & Water Pipelines
446,300	Next	17,497
	Clothes and Home Retailer in the United Kingdom
2,497,000	Domino's Pizza United Kingdom & Ireland	17,216
	Pizza Delivery in United Kingdom, Ireland and Germany
2,950,000	Abcam (c)	16,676
	Online Sales of Antibodies
1,761,742	Smith and Nephew	15,848
	Medical Equipment & Supplies
5,804,000	Cobham	15,711
	Aerospace Components
740,581	Tullow Oil	14,978
	Oil and Gas Producer
2,636,932	Premier Oil (c)	14,176
	Oil and Gas Producer in Europe, Pakistan and Asia

Number of Shares		Value (000)
1,691,711	Shaftesbury	$12,221
	London Prime Retail REIT
9,009,000	Kesa Electricals	11,704
	Europe's Leading Electricals Retailers
4,163,948	PureCircle (c)	5,790
	Natural Sweeteners
1,650,000	SKIL Ports and Logistics (c)	3,782
	Indian Container Port Project
1,499,183	FlyBe (c)	2,665
	Largest European Regional Airline
1,692,525	Sterling Resources (c)	1,599
1,147,475	Sterling Resources (c)(d)	1,062
	Oil & Gas Exploration - Europe
		426,450
	> Netherlands 5.8%
1,189,424	Vopak	56,848
	World's Largest Operator of Petroleum and Chemical Storage Terminals
1,955,311	Imtech	55,001
	Electromechanical and ICT Installation and Maintenance
844,967	Fugro	42,613
	Sub-sea Oilfield Services
1,371,573	Koninklijke TenCate (a)	42,153
	Advanced Textiles and Industrial Fabrics
1,591,702	Unit 4 Aggresso (a)	38,867
	Business Software Development
2,479,123	Aalberts Industries	36,859
	Flow Control and Heat Treatment
1,252,514	Arcadis	22,864
	Engineering Consultants
228,095	Core Laboratories (b)	20,490
	Oil and Gas Reservoir Consulting
454,772	USG People	3,766
	Temporary Staffing Services
		319,461
	> France 5.0%
1,193,000	Gemalto	56,731
	Digital Security Solutions
631,797	Neopost	46,327
	Postage Meter Machines
554,800	Eurofins Scientific	41,935
	Food, Pharmaceuticals and Materials Screening and Testing
971,800	Saft	26,097
	Niche Battery Manufacturer
1,158,000	Teleperformance	24,600
	Call Center Operator
556,874	Mersen	22,040
	Advanced Industrial Materials
376,131	Rubis	18,947
	Tank Storage and LPG Distribution
232,400	Norbert Dentressangle	17,861
	Leading European Logistics and Transport Group
322,605	Pierre & Vacances	12,839
	Vacation Apartment Lets

48

Number of Shares		Value (000)
	> France—continued
1,831,204	Hi-Media (b)(c)	$5,935
	Online Advertiser in Europe
		273,312
	> Switzerland 3.8%
265,000	Partners Group	43,634
	Private Markets Asset Management
225,650	Geberit (c)	41,664
	Plumbing Supplies
350,445	Kuehne & Nagel	39,331
	Freight Forwarding/Logistics
19,251	Sika	34,085
	Chemicals for Construction & Industrial Applications
286,300	Dufry Group (c)	25,029
	Operates Airport Duty Free and Duty Paid Shops
773,707	Bank Sarasin & Cie	23,657
	Private Banking
		207,400
	> Germany 3.6%
2,286,441	Wirecard	34,980
	Online Payment Processing & Risk Management
148,295	Rational	33,290
	Commercial Ovens
1,600,000	Rhoen-Klinikum	32,400
	Health Care Services
679,600	Rheinmetall	31,877
	Defense & Automotive
819,889	CTS Eventim	24,424
	Event Ticket Sales
636,800	Dürr	20,520
	Automotive Plant Engineering & Associated Capital Equipment
555,700	Elringklinger (b)	12,992
	Automobile Components
338,886	Deutsche Beteiligungs	6,753
	Private Equity Investment Management
		197,236
	> Sweden 1.9%
4,056,007	Hexagon	52,741
	Design, Measurement and Visualization Software and Equipment
4,150,024	Sweco (a)	34,311
	Engineering Consultants
658,700	Unibet (c)	12,388
	European Online Gaming Operator
905,452	East Capital Explorer	6,920
	Sweden-Based RUS/CEE Investment Fund
140,068	Orc Software (b)	941
	Software for Securities Trading, Analysis and Risk Management
		107,301
	> Italy 1.5%
2,621,149	Ansaldo STS	26,050
	Railway Systems Integrator
13,547,300	CIR	25,470
	Italian Holding Company

Number of Shares		Value (000)
4,973,000	Geox	$18,105
	Apparel and Shoe Maker
155,200	Tod's	13,093
	Leather Shoes and Bags
		82,718
	> Denmark 1.3%
329,760	Novozymes	46,885
	Industrial Enzymes
168,042	SimCorp	24,107
	Software for Investment Managers
		70,992
	> Ireland 1.2%
9,700,000	United Drug	29,701
	Irish Pharmaceutical Wholesaler & Outsourcer
350,000	Paddy Power	18,020
	Irish Betting Services
395,008	Aryzta	16,743
	Baked Goods
		64,464
	> Iceland 0.7%
35,982,499	Marel (c)	35,777
	Largest Manufacturer of Poultry and Fish Processing Equipment
		35,777
	> Czech Republic 0.4%
130,682	Komercni Banka	24,237
	Leading Czech Universal Bank
		24,237
	> Spain 0.4%
494,320	Red Eléctrica de España	22,525
	Spanish Power Transmission
		22,525
	> Portugal 0.4%
7,770,405	Redes Energéticas Nacionais	21,838
	Portuguese Power Transmission and Gas Transportation
		21,838
	> Finland 0.4%
1,039,429	Stockmann (b)	17,483
	Department Store and Fashion Retailer in Scandinavia and Russia
409,248	Poyry	3,206
	Engineering Consultants
		20,689
	> Norway 0.3%
2,403,664	Atea	19,065
	Leading Nordic IT Hardware/Software Reseller and Installation Company
		19,065
	> Russia 0.3%
629,642	Mail.ru - GDR (c)(f)	18,231
	Internet Social Networking and Games for Russian Speakers
		18,231

49

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Belgium 0.3%
332,977	EVS Broadcast Equipment	$17,220
	Digital Live Mobile Production Software and Systems
		17,220
	> Kazakhstan 0.2%
1,770,000	Halyk Savings Bank of Kazakhstan (c)	10,976
	Largest Retail Bank and Insurer in Kazakhstan
		10,976
	> Greece 0.1%
6,954,400	Intralot	7,993
	Lottery and Gaming Systems and Services
		7,993
Europe: Total		1,947,885
Other Countries 15.5%
	> Canada 4.8%
1,790,397	ShawCor	41,569
	Oil and Gas Pipeline Products
1,403,772	CCL Industries	37,415
	Leading Global Label Manufacturer
615,857	Baytex (b)(c)	25,747
	Oil and Gas Producer in Canada
582,942	AG Growth	20,844
	Leading Manufacturer of Augers and Grain Handling Equipment
653,200	Onex Capital	20,358
	Private Equity
754,800	Alliance Grain Traders	16,063
	Global Leader in Pulse Processing and Distribution
1,189,576	Black Diamond Group	15,382
	Provides Accommodations/Equipment for Oil Sands Development
1,049,943	Ivanhoe Mines (c)	14,478
914,678	Ivanhoe Mines (c)(g)	12,531
	Copper Mine Project in Mongolia
963,600	Tahoe Resources (c)	13,885
	Silver Project in Guatemala
505,000	Celtic Exploration (c)	10,877
	Canadian Oil and Gas Producer
2,411,514	Horizon North Logistics	9,044
	Provides Diversified Oil Service Offering in Northern Canada
2,919,000	DeeThree Exploration (a)(c)(d)	6,251
1,142,377	DeeThree Exploration (a)(c)	2,497
	Canadian Oil and Gas Producer
678,000	Crew Energy (c)	6,004
	Canadian Oil and Gas Producer
6,217,500	Southern Arc Minerals (a)(c)(d)	5,350
	Gold and Copper Exploration in Indonesia
1,607,306	Pan Orient (c)	3,574
	Pan Orient is Growth Oriented, Return Focused Asian Explorer
12,500,000	Petromanas (c)	1,491
6,250,000	Petromanas - Warrants (c)(d)	88
	Exploring for Oil in Albania

Number of Shares		Value (000)
13,000,000	Eacom Timber (c)	$1,241
	Canadian Lumber Producer
		264,689
	> United States 4.6%
887,431	Alexion Pharmaceuticals (c)	56,849
	Biotech Focused on Orphan Diseases
1,373,080	Atwood Oceanics (c)	47,179
	Offshore Drilling Contractor
1,229,871	BioMarin Pharmaceutical (c)	39,196
	Biotech Focused on Orphan Diseases
987,228	World Fuel Services	32,233
	Global Fuel Broker
707,213	FMC Technologies (c)	26,591
	Oil and Gas Well Head Manufacturer
421,732	Bristow	17,894
	Largest Provider of Helicopter Services to Offshore Oil and Gas Producers
838,297	Textainer Group Holdings	17,001
	Top International Container Leasor
270,000	Oil States International (c)	13,748
	Diversified North American Oil Service Provider
		250,691
	> South Africa 3.9%
1,170,188	Naspers	50,535
	Media in Africa, China, Russia, and Other Emerging Markets
4,992,200	Adcock Ingram Holdings	37,021
	Manufacturer of Pharmaceuticals and Medical Supplies
3,722,083	Mr. Price	30,847
	South African Retailer of Apparel, Household and Sporting Goods
19,098,300	Rand Merchant Insurance	29,575
	Directly Sold Property and Casualty Insurance; Holdings in Other Insurers
6,463,160	Northam Platinum	26,207
	Platinum Mining in South Africa
10,271,492	Coronation Fund Managers	25,354
	South African Fund Manager
1,019,988	Massmart Holdings	17,460
	General Merchandise, Food, and Home Improvement Stores; Wal-Mart Subsidiary
		216,999
	> Australia 1.4%
2,653,389	UGL	29,009
	Engineering and Facilities Management
5,806,600	SAI Global	26,419
	Publishing, Certification, Compliance Services
498,560	Cochlear	22,101
	Cochlear Implants
		77,529
	> Israel 0.6%
3,085,527	Israel Chemicals	35,139
	Producer of Potash, Phosphates, Bromine, and Specialty Chemicals
		35,139

50

Number of Shares		Value (000)
	> Senegal 0.2%
45,237	Sonatel	$11,272
	Leading Telecoms Operator in Western Africa
		11,272
Other Countries: Total		856,319
Latin America 4.0%
	> Brazil 2.7%
4,200,000	Localiza Rent A Car	55,419
	Car Rental
3,184,900	Mills Estruturas e Servicos de Engenharia	29,829
	Civil Engineering & Construction
6,344,043	Suzano - Preferred	28,578
	Brazilian Pulp and Paper Producer
3,634,800	MRV Engenharia	18,520
	Brazilan Property Developer
1,179,000	Multiplus	17,018
	Loyalty Program Operator in Brazil
		149,364
	> Mexico 0.5%
624,168	Grupo Aeroportuario del Sureste - ADR	31,034
	Mexican Airport Operator
		31,034
	> Chile 0.3%
362,996	Sociedad Quimica y Minera de Chile - ADR	17,355
	Producer of Specialty Fertilizers, Lithium and Iodine
		17,355
	> Argentina 0.3%
1,136,364	Union Agriculture Group (c)(d)(e)	12,114
	Farmland Operator in Uruguay
5,940,000	Madalena Ventures (c)(d)	2,666
	Oil and Gas Exploration in Argentina
		14,780
	> Colombia 0.2%
8,893,869	Canacol Energy (c)	5,432
	Oil Producer in South America
22,525,000	Gulf United (c)(d)	4,973
	Prospecting for Oil Alongside Large Producers in Colombia
		10,405
Latin America: Total		222,938
Total Equities: 96.4% (Cost: $4,746,140)		5,325,047

Number of Shares		Value (000)
Securities Lending Collateral 0.9%
47,260,372	Dreyfus Government Cash Management Fund (h) (7 day yield of 0.00%)	$47,260
Total Securities Lending Collateral: (Cost: $47,260)		47,260
Total Investments: 97.3% (Cost: $4,793,400)(i)(j)		5,372,307
Obligation to Return Collateral for Securities Loaned: (0.9)%		(47,260)
Cash and Other Assets Less Liabilities: 3.6%		198,718
Total Net Assets: 100.0%		$5,523,765

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

51

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the nine months ended September 30, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/11	Value	Dividend
Archipelago Resources	24,346,593	4,717,194	-	29,063,787	$31,066	$-
DeeThree Exploration	2,392,877	1,668,500	-	4,061,377	8,748	-
Gulf United*	-	22,525,000	-	22,525,000	4,973	-
Koninklijke TenCate	1,240,557	131,016	-	1,371,573	42,153	-
Southern Arc Minerals	-	6,217,500	-	6,217,500	5,350	-
Sweco	3,887,000	263,024	-	4,150,024	34,311	1,617
Unit 4 Aggresso	1,476,800	114,902	-	1,591,702	38,867	450
United Drug*	12,110,000	737,752	3,147,752	9,700,000	29,701	1,371
Wacom	20,900	4,480	-	25,380	29,747	721
Workspace Group+	60,304,000	640,600	52,916,215	8,028,385	26,965	522
Total of Affiliated Transactions	105,778,727	37,019,968	56,063,967	86,734,728	$251,881	$4,681

*  At September 30, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

+  Includes the effects of a corporate action.

  The aggregate cost and value of these companies at September 30, 2011, were $181,558 and $217,207, respectively. Investments in affiliated companies represented 3.93% of the Fund's total net assets at September 30, 2011.

(b)  All or a portion of this security was on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $43,849,295.

(c)  Non-income producing security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2011, the market value of these securities (in thousands) amounted to $32,504 which represented 0.59% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/08/10	1,136,364	$15,000	$12,114
DeeThree Exploration	9/07/10-3/08/11	2,919,000	10,228	6,251
Southern Arc Minerals	2/16/11	6,217,500	10,087	5,350
Gulf United Energy	2/11/11	22,525,000	6,758	4,973
Madalena Ventures	10/21/10	5,940,000	3,764	2,666
Sterling Resources	12/02/10	1,147,475	3,425	1,062
Petromanas - Warrants	5/20/10	6,250,000	362	88
			$49,624	$32,504

(e)  Illiquid security.

(f)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At September 30, 2011, this security had an aggregate value of $18,231, which represented 0.33% of total net assets.

(g)  Security is traded on a U.S. exchange.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  At September 30, 2011, for federal income tax purposes, the cost of investments was $4,793,400 and net unrealized appreciation was $578,907 consisting of gross unrealized appreciation of $1,122,711 and gross unrealized depreciation of $543,804.

(j)  On September 30, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,029,699	18.6
Euro	1,006,966	18.2
U.S. Dollar	514,013	9.3
British Pound	423,789	7.7
Hong Kong Dollar	325,390	5.9
Other currencies less
than 5% of total net assets	2,072,450	40.3
	$5,372,307	100.0

52

> Notes to Statement of Investments (dollar values in thousands)

  At September 30, 2011, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Depreciation
USD	EUR	56,462	$79,721	10/14/11	$4,082
USD	EUR	55,878	79,551	11/15/11	4,708
USD	EUR	58,431	80,000	12/15/11	1,742
AUD	USD	33,213	35,227	10/14/11	(3,130)
AUD	USD	4,379	4,500	10/14/11	(268)
AUD	USD	38,997	39,936	11/15/11	(2,405)
AUD	USD	39,571	40,000	12/15/11	(2,045)
CAD	USD	38,103	39,646	10/14/11	(3,294)
CAD	USD	39,685	39,996	11/15/11	(2,164)
CAD	USD	39,741	40,000	12/15/11	(2,136)
			$478,577		$(4,910)

The counterparty for all forward foreign currency contracts is State Street Bank and Trust Company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

USD = United States Dollar

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$114,258	$2,183,647	$-	$2,297,905
Europe	22,089	1,925,796	-	1,947,885
Other Countries	503,692	352,627	-	856,319
Latin America	203,185	7,639	12,114	222,938
Total Equities	843,224	4,469,709	12,114	5,325,047
Total Securities Lending Collateral	47,260	-	-	47,260
Total Investments	$890,484	$4,469,709	$12,114	$5,372,307
Unrealized Appreciation on Forward Foreign Currency Contracts	-	10,532	-	10,532
Unrealized Depreciation on Forward Foreign Currency Contracts	-	(15,442)	-	(15,442)
Total	$890,484	$4,464,799	$12,114	$5,367,397

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but

53

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

are not limited to, trade volume, shares outstanding and stock price.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$214,727	$22,667	$22,667	$214,727

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions expired.

  Foreign exchange-traded financial assets were transferred from Level 1 to Level 2.

  The following table reconciles asset balances for the nine months ending September 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011
Equities
Asia	$79	$(38,558)	$38,479	$-	$-	$-	$-	$-
Latin America	15,000	-	(2,886)	-	-	-	-	12,114
	$15,079	$(38,558)	$35,593	$-	$-	$-	$-	$12,114

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $2,886.

54

Columbia Acorn International

Portfolio Diversification (Unaudited)

At September 30, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$513,117	9.3
Industrial Materials & Specialty Chemicals	403,700	7.3
Machinery	391,682	7.1
Electrical Components	109,878	2.0
Construction	82,637	1.5
Conglomerates	80,992	1.5
Outsourcing Services	29,912	0.5
Industrial Distribution	17,312	0.3
	1,629,230	29.5
> Consumer Goods & Services
Retail	260,486	4.7
Food & Beverage	151,736	2.8
Casinos & Gaming	140,838	2.6
Nondurables	99,968	1.8
Other Consumer Services	96,444	1.7
Apparel	73,933	1.3
Travel	70,923	1.3
Other Entertainment	45,953	0.8
Educational Services	35,148	0.6
Restaurants	17,216	0.3
Consumer Goods Distribution	11,704	0.2
	1,004,349	18.1
> Information
Computer Hardware & Related Equipment	149,356	2.7
Internet Related	136,355	2.5
Business Software	132,935	2.4
Mobile Communications	67,734	1.2
Instrumentation	67,185	1.2
Financial Processors	52,573	1.0
Telephone and Data Services	35,872	0.6
Gaming Equipment & Services	34,736	0.6
CATV	28,110	0.5
Computer Services	20,006	0.4
Electronics Distribution	14,615	0.3
Advertising	5,935	0.1
	745,412	13.5

	Value (000)	Percentage of Net Assets
> Energy & Minerals
Mining	$232,967	4.2
Oil Services	214,020	3.9
Oil & Gas Producers	101,415	1.8
Oil Refining, Marketing & Distribution	75,795	1.4
Agricultural Commodities	57,996	1.1
	682,193	12.4
> Other Industries
Real Estate	328,391	6.0
Transportation	135,149	2.4
Regulated Utilities	66,728	1.2
	530,268	9.6
> Finance
Brokerage & Money Management	125,044	2.3
Banks	117,024	2.1
Finance Companies	94,858	1.7
Insurance	65,263	1.2
	402,189	7.3
> Health Care
Medical Equipment & Devices	121,789	2.2
Pharmaceuticals	94,002	1.7
Medical Supplies	44,019	0.8
Biotechnology & Drug Delivery	39,196	0.7
Health Care Services	32,400	0.6
	331,406	6.0
Total Equities:	5,325,047	96.4
Securities Lending Collateral:	47,260	0.9
Total Investments:	5,372,307	97.3
Obligation to Return Collateral for Securities Loaned:	(47,260)	(0.9)
Cash and Other Assets Less Liabilities:	198,718	3.6
Net Assets:	$5,523,765	100.0

55

Columbia Acorn USA

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	06/30/11	09/30/11
Purchases
Information
AboveNet	168,800	192,800
Carbonite	0	62,597
ExlService Holdings	428,000	556,000
NetSuite	129,000	184,000
Polycom	386,000	460,000
Tangoe	0	57,400
Consumer Goods & Services
Cavco Industries	161,000	206,000
HomeAway	30,000	140,000
lululemon athletica	390,000	780,000
Pinnacle Entertainment	645,000	775,000
Shutterfly	254,000	289,000
Skullcandy	0	140,000
Teavana	0	161,500
Warnaco Group	192,000	222,000
Industrial Goods & Services
Acorn Energy	0	600,000
Albany International	135,000	187,000
Clean Harbors	0	65,000
GrafTech International	486,000	686,000
Kennametal	177,000	226,000
Toro	71,800	136,800
Finance
CAI International	230,000	330,000
City National	0	70,000
Financial Engines	0	173,000
Textainer Group Holdings	285,000	345,000
TrustCo Bank	245,300	595,300
Health Care
Akorn	725,000	796,500
Alimera Sciences	108,512	133,180
Gen-Probe	124,000	140,000
HealthSouth	0	205,000
Hill-Rom Holdings	0	84,007
Horizon Pharma	0	150,000
Sirona Dental Systems	184,000	224,000

	Number of Shares
	06/30/11	09/30/11
Sales
Information
Amphenol	196,000	159,000
Applied Micro Circuits	448,000	0
Blackbaud	333,000	300,000
Blackboard	247,000	0
Entegris	675,000	0
FLIR Systems	130,000	0
Global Payments	188,000	170,000
IMAX (Canada)	145,000	0
Informatica	985,000	910,000
Nice Systems - ADR (Israel)	280,000	252,000
PAETEC Holding	2,030,000	0
Plexus	261,000	236,000
SBA Communications	650,000	560,000
Spanish Broadcasting System	71,718	0
TheStreet.com	343,000	225,100
Consumer Goods & Services
Chico's FAS	481,000	0
Herman Miller	260,000	164,000
Penn National Gaming	270,000	69,000
Saks	875,000	790,000
Talbots	480,000	0
True Religion Apparel	241,530	181,000
Universal Technical Institute	165,000	0
Industrial Goods & Services
Albemarle	54,000	0
Kaydon	50,000	0
WABCO Holdings	100,000	0
Finance
Associated Banc-Corp	692,400	623,000
GATX	42,400	0
McGrath Rentcorp	335,418	210,000
Pacific Continental	527,700	513,755
TCF Financial	659,800	594,000
Valley National Bancorp	931,000	675,000
ViewPoint Financial	756,000	602,487
Health Care
Array Biopharma	450,000	0
Health Management Associates	1,038,900	738,900
Idexx Laboratories	53,000	0
Isis Pharmaceuticals	850,000	643,000
Kindred Healthcare	150,000	0
Nabi Biopharmaceuticals	455,000	0
Onyx Pharmaceuticals	232,000	178,000
United Therapeutics	102,000	18,675

56

	Number of Shares
	06/30/11	09/30/11
Sales (continued)
Energy & Minerals
Carrizo Oil & Gas	73,000	0
Core Laboratories (Netherlands)	100,000	85,000
Houston American Energy	386,000	368,200
Other Industries
Biomed Realty Trust	995,200	739,200
Corporate Office Properties	246,000	0
Heartland Express	310,000	0
Macerich Company	98,619	0
Summit Hotel Properties	208,000	0

57

Columbia Acorn USA

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
		Equities: 99.0%
Information 31.1%
	> Business Software 9.6%
910,000	Informatica (a)	$37,265
	Enterprise Data Integration Software
698,000	Micros Systems (a)	30,649
	Information Systems for Hotels, Restaurants and Retailers
375,000	ANSYS (a)	18,390
	Simulation Software for Engineers and Designers
408,000	Ariba (a)	11,306
	Cost Management Software
243,000	Concur Technologies (a)	9,045
	Web Enabled Cost & Expense Management Software
300,000	Blackbaud	6,681
	Software & Services for Non-Profits
322,000	SPS Commerce (a)	5,245
	Supply Chain Management Software Delivered via the Web
52,000	Quality Systems	5,044
	IT Systems for Medical Groups & Ambulatory Care Centers
184,000	NetSuite (a)	4,970
	End to End IT Systems Solution Delivered Over the Web
220,000	Advent Software (a)	4,587
	Asset Management & Trading Systems
198,000	Constant Contact (a)	3,423
	E-mail & Other Marketing Campaign Mgmt Systems Delivered Over the Web
57,400	Tangoe (a)	649
	Software Solution for Managing Communication Expense & Devices
		137,254
	> Instrumentation 4.2%
678,000	IPG Photonics (a)	29,452
	Fiber Lasers
180,000	Mettler Toledo (a)	25,193
	Laboratory Equipment
168,000	Trimble Navigation (a)	5,637
	GPS-based Instruments
		60,282
	> Computer Hardware & Related Equipment 3.6%
1,238,000	II-VI (a)	21,665
	Laser Optics and Specialty Materials
324,000	Zebra Technologies (a)	10,025
	Bar Code Printers
252,000	Nice Systems - ADR (Israel) (a)(g)	7,648
	Audio & Video Recording Solutions
159,000	Amphenol	6,482
	Electronic Connectors
196,000	Netgear (a)	5,075
	Networking Products for Small Business & Home
		50,895

Number of Shares		Value (000)
	> Semiconductors & Related Equipment 3.3%
1,958,000	Atmel (a)	$15,801
	Microcontrollers, RF, and Memory Semiconductors
760,000	Microsemi (a)	12,145
	Analog/Mixed Signal Semiconductors
1,061,750	ON Semiconductor (a)	7,613
	Mixed Signal & Power Management Semiconductors
1,075,000	TriQuint Semiconductor (a)	5,397
	RF Semiconductors
346,000	Monolithic Power Systems (a)	3,522
	High Performance Analog & Mixed Signal ICs
430,000	Pericom Semiconductor (a)	3,186
	Interface ICs & Frequency Control Products
		47,664
	> Telephone and Data Services 2.6%
1,617,000	tw telecom (a)	26,713
	Fiber Optic Telephone/Data Services
192,800	AboveNet	10,334
	Metropolitan Fiber Communications Services
		37,047
	> Telecommunications Equipment 2.4%
732,000	Finisar (a)	12,839
	Optical Subsystems and Components
460,000	Polycom (a)	8,450
	Video Conferencing Equipment
903,000	Ixia (a)	6,926
	Telecom Network Test Equipment
752,000	Infinera (a)	5,806
	Optical Networking Equipment
		34,021
	> Gaming Equipment & Services 1.5%
660,000	Bally Technologies (a)	17,807
	Slot Machines & Software
235,000	WMS Industries (a)	4,133
	Slot Machine Provider
		21,940
	> Mobile Communications 1.4%
560,000	SBA Communications (a)	19,309
	Communications Towers
		19,309
	> Computer Services 1.3%
556,000	ExlService Holdings (a)	12,232
	Business Process Outsourcing
1,005,500	Hackett Group (a)	3,750
	IT Integration & Best Practice Research
710,000	RCM Technologies (a)(b)	3,188
	Technology & Engineering Services
		19,170
	> Financial Processors 0.5%
170,000	Global Payments	6,866
	Credit Card Processor
		6,866

58

Number of Shares		Value (000)
	> Contract Manufacturing 0.4%
236,000	Plexus (a)	$5,338
	Electronic Manufacturing Services
		5,338
	> Radio 0.1%
511,100	Salem Communications	1,170
	Radio Stations for Religious Programming
		1,170
	> TV Broadcasting 0.1%
975,000	Entravision Communications (a)	994
	Spanish Language TV & Radio Stations
		994
	> Consumer Software 0.1%
62,597	Carbonite (a)(c)	754
	Online File Storage
		754
	> Internet Related —%
225,100	TheStreet.com	446
	Financial Information Websites
		446
Information: Total		443,150
Consumer Goods & Services 17.6%
	> Retail 6.8%
780,000	lululemon athletica (a)	37,947
	Premium Active Apparel Retailer
468,500	Abercrombie & Fitch	28,841
	Teen Apparel Retailer
289,000	Shutterfly (a)	11,901
	Internet Photo-Centric Retailer
805,000	Pier 1 Imports (a)	7,873
	Home Furnishing Retailer
790,000	Saks (a)	6,913
	Luxury Department Store Retailer
161,500	Teavana (a)(c)	3,285
	Specialty Tea Retailer
9,000	The Fresh Market (a)	343
	Specialty Food Retailer
		97,103
	> Travel 2.9%
849,700	Gaylord Entertainment (a)	16,433
	Convention Hotels
1,175,950	Avis Budget Group (a)	11,371
	Second Largest Car Rental Company
750,000	Hertz (a)	6,675
	Largest U.S. Rental Car Operator
140,000	HomeAway (a)(c)	4,707
	Vacation Rental Online Marketplace
71,000	Vail Resorts	2,683
	Ski Resort Operator & Developer
		41,869
	> Apparel 1.6%
222,000	Warnaco Group (a)	10,232
	Global Branded Apparel Manufacturer

Number of Shares		Value (000)
90,000	Deckers Outdoor (a)	$8,393
	Fashion Footwear Wholesaler
181,000	True Religion Apparel (a)	4,880
	Premium Denim
		23,505
	> Furniture & Textiles 1.5%
880,000	Knoll	12,056
	Office Furniture
540,000	Interface	6,404
	Modular & Broadloom Carpet
164,000	Herman Miller	2,929
	Office Furniture
		21,389
	> Food & Beverage 1.1%
197,000	Diamond Foods (c)	15,719
	Snack Foods and Culinary Ingredients
		15,719
	> Consumer Goods Distribution 0.9%
472,000	Pool	12,357
	Distributor of Swimming Pool Supplies & Equipment
		12,357
	> Other Durable Goods 0.8%
206,000	Cavco Industries (a)	7,095
	Manufactured Homes
140,000	Jarden	3,956
	Branded Household Products
		11,051
	> Other Consumer Services 0.7%
259,000	Lifetime Fitness (a)	9,544
	Sport & Fitness Club Operator
		9,544
	> Casinos & Gaming 0.7%
775,000	Pinnacle Entertainment (a)	7,037
	Regional Casino Operator
69,000	Penn National Gaming (a)	2,297
	Regional Casino Operator
		9,334
	> Leisure Products 0.4%
162,000	Thor Industries	3,588
	RV & Bus Manufacturer
140,000	Skullcandy (a)(c)	1,978
	Lifestyle Branded Headphones
		5,566
	> Educational Services 0.2%
37,350	ITT Educational Services (a)(c)	2,151
	Postsecondary Degree Services
		2,151
	> Restaurants —%
26,600	Bravo Brio Restaurant Group (a)	443
	Upscale Casual Italian Restaurants
		443
Consumer Goods & Services: Total		250,031

59

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Industrial Goods & Services 15.8%
	> Machinery 11.8%
941,250	Ametek	$31,033
	Aerospace/Industrial Instruments
747,200	Nordson	29,694
	Dispensing Systems for Adhesives & Coatings
445,000	Donaldson	24,386
	Industrial Air Filtration
835,000	ESCO Technologies	21,292
	Automatic Electric Meter Readers
585,000	Pentair	18,726
	Pumps & Water Treatment
504,665	HEICO	16,987
	FAA Approved Aircraft Replacement Parts
280,000	MOOG (a)	9,134
	Motion Control Products for Aerospace, Defense & Industrial Markets
226,000	Kennametal	7,399
	Consumable Cutting Tools
136,800	Toro	6,740
	Turf Maintenance Equipment
162,000	Oshkosh Corporation (a)	2,550
	Specialty Truck Manufacturer
		167,941
	> Industrial Materials & Specialty Chemicals 1.0%
496,000	Drew Industries	9,910
	RV & Manufactured Home Components
187,000	Albany International	3,413
	Paper Machine Clothing and Advanced Textiles
		13,323
	> Electrical Components 0.7%
280,000	Acuity Brands	10,091
	Commercial Lighting Fixtures
		10,091
	> Waste Management 0.7%
195,000	Waste Connections	6,595
	Solid Waste Management
65,000	Clean Harbors (a)	3,334
	Hazardous Waste Services & Disposal
		9,929
	> Other Industrial Services 0.6%
600,000	Acorn Energy (a)	3,192
	Frac Well Exploration/Monitoring Device, Sonar Security,Electric Grid Monitoring
265,000	TrueBlue (a)	3,003
	Temporary Manual Labor
109,000	Forward Air	2,774
	Freight Transportation Between Airports
		8,969
	> Steel 0.6%
686,000	GrafTech International (a)	8,712
	Industrial Graphite Materials Producer
		8,712
	> Industrial Distribution 0.3%
350,000	Interline Brands (a)	4,505
	Industrial Distribution
		4,505

Number of Shares		Value (000)
	> Water 0.1%
204,200	Mueller Water Products	$506
	Fire Hydrants, Valves & Ductile Iron Pipes
		506
Industrial Goods & Services: Total		223,976
Finance 10.4%
	> Banks 5.1%
431,597	Lakeland Financial	8,917
	Indiana Bank
278,678	Hancock Holding	7,463
	Gulf Coast Bank
675,000	Valley National Bancorp (c)	7,148
	New Jersey/New York Bank
480,000	MB Financial	7,066
	Chicago Bank
1,478,200	First Busey	6,430
	Illinois Bank
170,000	SVB Financial Group (a)	6,290
	Bank to Venture Capitalists
623,000	Associated Banc-Corp	5,794
	Midwest Bank
594,000	TCF Financial	5,441
	Great Lakes Bank
513,755	Pacific Continental	3,643
	Pacific N.W. Bank
269,600	Eagle Bancorp (a)	3,173
	Metro D.C. Bank
595,300	TrustCo Bank	2,655
	New York State Bank
70,000	City National	2,643
	Bank & Asset Manager
178,826	Sandy Spring Bancorp	2,616
	Baltimore, D.C. Bank
210,000	CVB Financial	1,615
	Inland Empire Business Bank
90,000	TriCo Bancshares	1,104
	California Central Valley Bank
851,247	Guaranty Bancorp (a)	1,022
	Colorado Bank
		73,020
	> Finance Companies 3.4%
345,000	World Acceptance (a)	19,303
	Personal Loans
412,500	Aaron's	10,416
	Rent to Own
345,000	Textainer Group Holdings	6,996
	Top International Container Leasor
210,000	McGrath Rentcorp	4,996
	Temporary Space & IT Rentals
330,000	CAI International (a)	3,868
	International Container Leasing
201,000	H&E Equipment Services (a)	1,658
	Heavy Equipment Leasing
99,200	Marlin Business Services (a)	1,051
	Small Equipment Leasing
		48,288

60

Number of Shares		Value (000)
	> Savings & Loans 0.9%
602,487	ViewPoint Financial	$6,899
	Texas Thrift
215,000	Berkshire Hills Bancorp	3,971
	Northeast Thrift
173,073	Kaiser Federal Financial Group	2,042
	Los Angeles Savings & Loan
		12,912
	> Brokerage & Money Management 0.7%
209,500	Eaton Vance	4,665
	Specialty Mutual Funds
173,000	Financial Engines (a)	3,133
	Asset Management for 401k Plans
675,000	MF Global (a)	2,788
	Futures Broker
		10,586
	> Insurance 0.3%
39,000	Enstar Group (a)	3,714
	Insurance/Reinsurance & Related Services
		3,714
Finance: Total		148,520
Health Care 10.0%
	> Biotechnology & Drug Delivery 4.2%
520,000	BioMarin Pharmaceutical (a)	16,572
	Biotech Focused on Orphan Diseases
495,000	Seattle Genetics (a)(c)	9,435
	Antibody-Based Therapies for Cancer
375,000	Auxilium Pharmaceuticals (a)	5,621
	Biotech Focused on Niche Disease Areas
840,000	NPS Pharmaceuticals (a)	5,468
	Orphan Drugs & Healthy Royalties
178,000	Onyx Pharmaceuticals (a)	5,342
	Commercial-Stage Biotech Focused on Cancer
643,000	Isis Pharmaceuticals (a)	4,360
	Biotech Pioneer in Antisense Drugs
196,000	InterMune (a)	3,959
	Drugs for Pulmonary Fibrosis & Hepatitis C
810,000	Micromet (a)	3,888
	Next-generation Antibody Technology
790,000	Chelsea Therapeutics (a)	2,884
	Biotech Focused on Rare Diseases
265,000	Anthera Pharmaceuticals (a)	1,264
	Biotech Focused on Cardiovascular, Cancer & Immunology
243,000	Savient Pharmaceuticals (a)(c)	996
	Biotech Company Focused on Severe Gout
18,675	United Therapeutics (a)	700
	Biotech Focused on Rare Diseases
18,181	Metabolex, Series A-1 (a)(d)(e)	18
	Diabetes Drug Development
738,060	Medicure - Warrants (a)(d)(e)	—
	Cardiovascular Biotech Company
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)(e)	—
	High Throughput Rational Drug Design

Number of Shares		Value (000)
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)(e)	$—
	High Throughput Rational Drug Design
		60,507
	> Medical Equipment & Devices 3.1%
370,000	Alexion Pharmaceuticals (a)	23,702
	Biotech Focused on Orphan Diseases
224,000	Sirona Dental Systems (a)	9,500
	Manufacturer of Dental Equipment
140,000	Gen-Probe (a)	8,015
	Molecular In-Vitro Diagnostics
84,007	Hill-Rom Holdings	2,522
	Hospital Beds/Patient Handling
155,000	Pacific Biosciences of California (a)(c)	498
	Genome Sequencing
		44,237
	> Medical Supplies 1.3%
439,600	Cepheid (a)	17,070
	Molecular Diagnostics
49,000	Neogen (a)	1,701
	Food and Animal Safety Products
		18,771
	> Health Care Services 0.8%
738,900	Health Management Associates (a)	5,113
	Non-Urban Hospitals
205,000	HealthSouth (a)	3,061
	Inpatient Rehabalitation Facilities
151,000	Community Health Systems (a)	2,512
	Non-Urban Hospitals
		10,686
	> Pharmaceuticals 0.6%
796,500	Akorn (a)	6,221
	Develops, Manufactures & Sells Specialty Generic Drugs
133,180	Alimera Sciences (a)(c)	1,065
	Ophthalmology-Focused Pharmaceutical Company
150,000	Horizon Pharma (a)(c)	1,049
	Specialty Pharma Company
		8,335
Health Care: Total		142,536
Energy & Minerals 8.2%
	> Oil Services 4.8%
1,000,000	FMC Technologies (a)	37,600
	Oil and Gas Well Head Manufacturer
803,000	Atwood Oceanics (a)	27,591
	Offshore Drilling Contractor
86,000	Bristow	3,649
	Largest Provider of Helicopter Services to Offshore Oil and Gas Producers
		68,840
	> Oil & Gas Producers 2.5%
1,135,000	Quicksilver Resources (a)(c)	8,603
	Natural Gas and Coal Seam Gas Producer
133,000	SM Energy	8,067
	Oil and Gas Producer

61

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
368,200	Houston American Energy (c)	$5,066
	Oil and Gas Exploration/Production in Colombia
143,000	Rosetta Resources (a)	4,894
	Oil and Gas Producer Exploring in South Texas and Montana
230,000	Northern Oil And Gas (a)(c)	4,460
	Small E&P Company in North Dakota Bakken
168,000	Swift Energy (a)	4,089
	Oil and Gas Exploration and Production
22,800	Oasis Petroleum (a)	509
	Oil Producer in North Dakota
		35,688
	> Mining 0.9%
85,000	Core Laboratories (Netherlands) (g)	7,635
	Oil and Gas Reservoir Consulting
600,000	Alexco Resource (a)	4,068
	Mining, Exploration & Environmental Services
180,000	Augusta Resource (a)(c)	553
	U.S. Copper/Molybdenum Mine
		12,256
Energy & Minerals: Total		116,784
Other Industries 5.9%
	> Real Estate 4.8%
915,000	Extra Space Storage	17,046
	Self Storage Facilities
739,200	Biomed Realty Trust	12,249
	Life Science-focused Office Buildings
600,000	Associated Estates Realty	9,276
	Multifamily Properties
870,000	Education Realty Trust	7,473
	Student Housing
177,000	Kilroy Realty	5,540
	West Coast Office and Industrial Properties
1,380,000	Kite Realty Group	5,051
	Community Shopping Centers
1,058,000	DCT Industrial Trust	4,645
	Industrial Properties
191,000	Dupont Fabros Technology (c)	3,761
	Technology-focused Office Buildings
100,000	Post Properties	3,474
	Multifamily Properties
		68,515
	> Transportation 1.1%
256,000	World Fuel Services	8,358
	Global Fuel Broker
410,091	Rush Enterprises, Class A (a)	5,807
115,000	Rush Enterprises, Class B (a)	1,342
	Truck Sales and Service
		15,507
Other Industries: Total		84,022
Total Equities: 99.0% (Cost: $1,167,960)		1,409,019

Number of Shares		Value (000)
Securities Lending Collateral 3.2%
45,915,875	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.00%)	$45,916
Total Securities Lending Collateral: (Cost: $45,916)		45,916
Total Investments: 102.2% (Cost: $1,213,876)(g)(h)		1,454,935
Obligation to Return Collateral for Securities Loaned: (3.2)%		(45,916)
Cash and Other Assets Less Liabilities: 1.0%		14,590
Total Net Assets: 100.0%		$1,423,609

ADR = American Depositary Receipts

62

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the nine months ended September 30, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/11	Value	Dividend
RCM Technologies	710,000	-	-	710,000	$3,188	$-
Total of Affiliated Transactions	710,000	-	-	710,000	$3,188	$-

  The aggregate cost and value of these companies at September 30, 2011, were $4,479 and $3,188, respectively. Investments in affiliated companies represented 0.22% of the Fund's total net assets at September 30, 2011.

(c)  All or a portion of this security was on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $43,598,480.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2011, the market value of these securities (in thousands) amounted to $18 which represented less than 0.01% of total net assets.

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A-1	2/11/00	18,181	$2,000	$18
Locus Pharmaceuticals, Series A-1 Pfd.	9/05/01	37,500	1,500	-
Locus Pharmaceuticals, Series B-1 Pfd.	2/08/07	19,329	56	-
Medicure - Warrants	12/22/06	738,060	-	-
			$3,556	$18

(e)  Illiquid security.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  On September 30, 2011, the market value of foreign securities represents 1.08% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Israel	$7,648	0.54
Netherlands	7,635	0.54
Total Foreign Portfolio	$15,283	1.08

(h)  At September 30, 2011, for federal income tax purposes, the cost of investments was $1,213,876 and net unrealized appreciation was $241,059 consisting of gross unrealized appreciation of $406,760 and gross unrealized depreciation of $165,701.

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

63

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$443,150	$-		$-	$443,150
Consumer Goods & Services	250,031	-		-	250,031
Industrial Goods & Services	223,976	-		-	223,976
Finance	148,520	-		-	148,520
Health Care	142,518	-	*	18	142,536
Energy & Minerals	116,784	-		-	116,784
Other Industries	84,022	-		-	84,022
Total Equities	1,409,001	-	*	18	1,409,019
Total Securities Lending Collateral	45,916	-		-	45,916
Total Investments	$1,454,917	$-	*	$18	$1,454,935

*  Rounds to less than $500.

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the nine months ending September 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011
Equities
Health Care	$20	$-	$(2)	$-	$-	$-	$-	$18
	$20	$-	$(2)	$-	$-	$-	$-	$18

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $2.

64

Columbia Acorn International Select

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	06/30/11	09/30/11
Purchases
Asia
> Japan
Asahi Diamond Industrial	480,000	528,000
Seven Bank	4,450	6,753
> Singapore
Mapletree Industrial Trust REIT	14,601,100	19,420,000
> China
Netease.com	0	84,000
Want Want	1,655,000	3,764,000
Zhaojin Mining Industry	2,649,400	6,276,000
> Taiwan
Far Eastone Telecom	0	11,208,400
Europe
> United Kingdom
Archipelago Resources	4,472,797	6,886,399
JLT Group	881,100	1,014,600
Shaftesbury	226,800	423,820
> Belgium
EVS Broadcast Equipment	33,800	74,000
Other Countries
> Israel
Israel Chemicals	310,000	460,000
> South Africa
Adcock Ingram Holdings	1,152,200	1,220,200
Rand Merchant Insurance	4,902,152	7,209,798

	Number of Shares
	06/30/11	09/30/11
Sales
Asia
> Japan
Gree	280,000	181,000
Kansai Paint	2,115,000	2,100,000
> China
Jiangsu Expressway	6,727,000	4,170,000
> South Korea
NHN	79,266	52,000
Woongjin Coway	151,000	111,000
Europe
> United Kingdom
Chemring	1,609,133	1,480,000
Intertek Group	400,000	312,000
Serco	985,000	850,000
Workspace Group	9,710,000	1,304,000
> Netherlands
Core Laboratories	45,000	38,000
Fugro	117,121	115,821
> Switzerland
Kuehne & Nagel	51,000	49,000
> Germany
Rhoen-Klinikum	297,000	270,000
Wirecard	672,000	630,000
> Ireland
United Drug	2,377,800	1,930,000
> France
Neopost	48,000	32,657
Other Countries
> South Africa
Naspers	122,700	88,700
> United States
SM Energy	67,000	52,000
> Australia
UGL	540,000	—

65

Columbia Acorn International Select

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
		Equities: 95.3%
Asia 42.0%
	> Japan 16.5%
2,100,000	Kansai Paint	$20,124
	Paint Producer in Japan, India, China and Southeast Asia
6,753	Seven Bank	13,180
	ATM Processing Services
8,970	Jupiter Telecommunications	9,706
	Largest Cable Service Provider in Japan
528,000	Asahi Diamond Industrial	7,344
	Consumable Diamond Tools
181,000	Gree	5,520
	Mobile Social Networking Game Developer/Platform
110,000	Ain Pharmaciez	4,847
	Dispensing Pharmacy/Drugstore Operator
		60,721
	> Singapore 11.8%
13,130,000	Ascendas REIT	20,247
	Industrial Property Landlord
19,420,000	Mapletree Industrial Trust REIT	15,978
	Industrial Property Landlord
11,142,000	Mapletree Logistics Trust	7,217
	Industrial Property Landlord
		43,442
	> China 5.5%
6,276,000	Zhaojin Mining Industry	10,440
	Gold Mining and Refining in China
3,764,000	Want Want	3,409
	Chinese Branded Consumer Food Company
84,000	Netease.com	3,205
	Chinese Online Gaming Services
4,170,000	Jiangsu Expressway	3,150
	Chinese Toll Road Operator
		20,204
	> Taiwan 4.5%
11,208,400	Far Eastone Telecom	16,572
	Taiwan's 3rd Largest Mobile Operator
		16,572
	> South Korea 3.7%
52,000	NHN (a)	9,907
	Korean Online Search Services
111,000	Woongjin Coway	3,574
	South Korean Household Appliance Rental Service Provider
		13,481
Asia: Total		154,420
Europe 38.3%
	> United Kingdom 14.8%
1,480,000	Chemring	12,118
	Defense Manufacturer of Countermeasures and Energetics
1,014,600	JLT Group (b)	9,936
	International Business Insurance Broker

Number of Shares		Value (000)
312,000	Intertek Group	$8,973
	Testing, Inspection, Certification Services
6,886,399	Archipelago Resources (a)	7,361
	Gold Mining Projects in Indonesia, Vietnam, and the Philippines
850,000	Serco	6,724
	Facilities Management
1,304,000	Workspace Group	4,380
	United Kingdom Real Estate
423,820	Shaftesbury	3,062
	London Prime Retail REIT
616,000	Cobham	1,667
	Aerospace Components
		54,221
	> Netherlands 7.3%
166,000	AkzoNobel	7,325
	Largest Global Supplier of Protective Paints and Coatings
235,519	Imtech	6,625
	Electromechanical and ICT Installation and Maintenance
115,821	Fugro	5,841
	Sub-sea Oilfield Services
242,103	Aalberts Industries	3,599
	Flow Control and Heat Treatment
38,000	Core Laboratories (b)	3,414
	Oil and Gas Reservoir Consulting
		26,804
	> Germany 5.6%
630,000	Wirecard	9,638
	Online Payment Processing & Risk Management
270,000	Rhoen-Klinikum	5,467
	Health Care Services
115,500	Rheinmetall	5,418
	Defense & Automotive
		20,523
	> Switzerland 2.6%
49,000	Kuehne & Nagel	5,499
	Freight Forwarding/Logistics
24,000	Partners Group	3,952
	Private Markets Asset Management
		9,451
	> Sweden 2.3%
658,666	Hexagon	8,565
	Design, Measurement and Visualization Software and Equipment
		8,565
	> Ireland 1.6%
1,930,000	United Drug	5,909
	Irish Pharmaceutical Wholesaler & Outsourcer
		5,909
	> Iceland 1.3%
4,800,000	Marel (a)	4,773
	Largest Manufacturer of Poultry and Fish Processing Equipment
		4,773

66

Number of Shares		Value (000)
	> Denmark 1.1%
29,000	Novozymes	$4,123
	Industrial Enzymes
		4,123
	> Belgium 1.0%
74,000	EVS Broadcast Equipment	3,827
	Digital Live Mobile Production Software and Systems
		3,827
	> France 0.7%
32,657	Neopost	2,395
	Postage Meter Machines
		2,395
Europe: Total		140,591
Other Countries 12.7%
	> South Africa 6.6%
7,209,798	Rand Merchant Insurance	11,165
	Directly Sold Property and Casualty Insurance; Holdings in Other Insurers
1,220,200	Adcock Ingram Holdings	9,049
	Manufacturer of Pharmaceuticals and Medical Supplies
88,700	Naspers	3,830
	Media in Africa, China, Russia, and Other Emerging Markets
		24,044
	> Canada 2.8%
210,400	CCL Industries	5,608
	Leading Global Label Manufacturer
125,000	AG Growth	4,469
	Leading Manufacturer of Augers and Grain Handling Equipment
		10,077
	> United States 1.9%
112,000	Atwood Oceanics (a)	3,848
	Offshore Drilling Contractor
52,000	SM Energy	3,154
	Oil and Gas Producer
		7,002
	> Israel 1.4%
460,000	Israel Chemicals	5,239
	Producer of Potash, Phosphates, Bromine, and Specialty Chemicals
		5,239
Other Countries: Total		46,362
Latin America 2.2%
	> Colombia 1.7%
260,000	Pacific Rubiales Energy	5,508
	Oil Production & Exploration in Colombia
18,800,000	Quetzal Energy (a)(c)	775
	Explores for Oil & Gas in Latin America
		6,283

Number of Shares		Value (000)
	> Argentina 0.5%
166,667	Union Agriculture Group (a)(c)(f)	$1,777
	Farmland Operator in Uruguay
		1,777
Latin America: Total		8,060
Total Equities: 95.2% (Cost: $321,163)		349,433
Securities Lending Collateral 1.1%
3,965,250	Dreyfus Government Cash Management Fund (d) (7 day yield of 0.00%)	3,965
Total Securities Lending Collateral: (Cost: $3,965)		3,965
Total Investments: 96.3% (Cost: $325,128)(e)(g)		353,398
Obligation to Return Collateral for Securities Loaned: (1.1)%		(3,965)
Cash and Other Assets Less Liabilities: 4.8%		17,494
Total Net Assets: 100.0%		$366,927

67

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $3,742,527.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2011, the market value of these securities (in thousands) amounted to $2,552 which represented 0.70% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10	166,667	$2,200	$1,777
Quetzal Energy	1/14/11	18,800,000	2,376	775
			$4,576	$2,552

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At September 30, 2011, for federal income tax purposes, the cost of investments was $353,605 and net unrealized appreciation was $28,270 consisting of gross unrealized appreciation of $54,463 and gross unrealized depreciation of $26,193.

(f)  Illiquid security.

(g)  On September 30, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$60,721	16.5
Euro	56,045	15.3
Pound Sterling	54,221	14.8
US Dollar	47,839	13.0
Singapore Dollar	43,442	11.8
South African Rand	24,044	6.6
Other currencies less than 5% of total net assets	95,563	26.0
	$381,875	104.0

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

68

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$3,205	$151,215	$-	$154,420
Europe	3,414	137,177	-	140,591
Other Countries	17,079	29,283	-	46,362
Latin America	5,508	775	1,777	8,060
Total Equities	29,206	318,450	1,777	349,433
Total Securities Lending Collateral	3,965	-	-	3,965
Total Investments	$33,171	$318,450	$1,777	$353,398

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the nine months ending September 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011
Latin America
Argentina	$2,200	$-	$(423)	$-	$-	$-	$-	$1,777
	$2,200	$-	$(423)	$-	$-	$-	$-	$1,777

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $423.

69

Columbia Acorn International Select

Portfolio Diversification (Unaudited)

At September 30, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$36,811	10.0
Machinery	24,399	6.6
Other Industrial Services	21,098	5.8
Electrical Components	13,785	3.8
Outsourcing Services	6,724	1.8
Conglomerates	3,599	1.0
	106,416	29.0
> Information
Internet Related	16,943	4.6
Mobile Communications	16,572	4.5
Business Software	12,392	3.4
CATV	9,706	2.7
Financial Processors	9,638	2.6
Gaming Equipment & Services	5,520	1.5
	70,771	19.3
> Other Industries
Real Estate	50,883	13.9
Transportation	3,149	0.8
	54,032	14.7
> Energy & Minerals
Mining	21,214	5.8
Oil Services	9,689	2.6
Oil & Gas Producers	9,437	2.6
Agricultural Commodities	1,777	0.5
	42,117	11.5
> Finance
Insurance	21,101	5.7
Banks	13,180	3.6
Brokerage & Money Management	3,952	1.1
	38,233	10.4
> Health Care
Pharmaceuticals	14,958	4.1
Health Care Services	5,468	1.5
	20,426	5.6

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Nondurables	$5,608	1.4
Retail	4,847	1.3
Other Consumer Services	3,574	1.0
Food & Beverage	3,409	1.0
	17,438	4.7
Total Equities:	349,433	95.2
Securities Lending Collateral:	3,965	1.1
Total Investments:	353,398	96.3
Obligation to Return Collateral for Securities Loaned:	(3,965)	(1.1)
Cash and Other Assets Less Liabilities:	17,494	4.8
Net Assets:	$366,927	100.0

70

Columbia Acorn Select

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	06/30/11	09/30/11
Purchases
Consumer Goods & Services
Gaylord Entertainment	860,000	1,060,000
lululemon athletica	350,000	565,000
Skullcandy	0	266,300
GLG Life Tech (Canada)	1,000,000	1,850,000
IFM Investments (Century 21 China RE) - ADR (China)	2,300,000	2,946,537
Industrial Goods & Services
Quanta Services	1,400,000	1,500,000
Kennametal	885,000	1,085,000
Information
WNS - ADR (India)	4,227,186	4,276,336
Energy & Minerals
Petromanas (Canada)	5,000,000	18,125,000
Canacol Energy (Colombia)	30,530,000	33,500,000
Health Care
Horizon Pharma	0	195,000
NPS Pharmaceuticals	2,000,000	2,200,000
Akorn	2,250,000	2,500,000

	Number of Shares
	06/30/11	09/30/11
Sales
Consumer Goods & Services
Abercrombie & Fitch	1,100,000	950,000
Coach	1,025,000	875,000
Hertz	8,400,000	7,525,000
ITT Educational Services	325,000	315,000
RexLot Holdings (China)	335,000,000	315,000,000
Safeway	3,000,000	2,625,000
Tiffany & Co.	250,000	240,000
Industrial Goods & Services
Ametek	1,830,000	1,660,000
ChemSpec International - ADR (China)	1,500,000	0
Donaldson	785,000	735,000
Expeditors International of Washington	750,000	685,000
Oshkosh Corporation	650,000	325,000
Pall	840,000	790,000
Waste Management	1,200,000	650,000
WW Grainger	220,000	170,000
Information
Amphenol	750,000	700,000
Crown Castle International	1,510,000	1,360,000
Globalstar	15,000,000	12,000,000
Mettler Toledo	120,000	115,000
Navigant Consulting	813,073	0
Sanmina-SCI	6,950,000	6,275,000
SBA Communications	755,000	730,000
VisionChina Media - ADR (China)	3,573,400	2,573,400
Finance
CNO Financial Group	12,300,000	11,650,000
Discover Financial Services	5,050,000	3,800,000
MF Global	5,550,000	4,900,000
SEI Investments	1,100,000	1,050,000
Energy & Minerals
Canadian Solar (China)	3,300,000	2,700,000
Houston American Energy	1,450,000	1,309,500
Kirkland Lake Gold (Canada)	1,000,000	950,000
Pacific Rubiales Energy (Colombia)	2,500,000	2,255,000
Petromanas (Canada)	13,125,000	6,562,500
ShaMaran Petroleum (Iraq)	38,343,900	36,500,000
Synthesis Energy Systems (China)	3,850,372	3,050,372
Other Industries
Biomed Realty Trust	1,900,000	1,800,000
JB Hunt Transport Services	1,275,000	1,140,000
Wisconsin Energy	500,000	475,000

71

Columbia Acorn Select

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
		Equities: 98.5%
Consumer Goods & Services 24.4%
	> Retail 10.7%
950,000	Abercrombie & Fitch	$58,482
	Teen Apparel Retailer
2,625,000	Safeway	43,654
	Supermarkets
565,000	lululemon athletica (a)	27,487
	Premium Active Apparel Retailer
240,000	Tiffany & Co.	14,597
	Luxury Good Retailer
		144,220
	> Travel 6.5%
7,525,000	Hertz (a)	66,973
	Largest U.S. Rental Car Operator
1,060,000	Gaylord Entertainment (a)(b)	20,500
	Convention Hotels
		87,473
	> Apparel 3.4%
875,000	Coach	45,351
	Designer & Retailer of Branded Leather Accessories
		45,351
	> Casinos & Gaming 1.4%
315,000,000	RexLot Holdings (China)	18,724
	Lottery Equipment Supplier in China
		18,724
	> Educational Services 1.3%
315,000	ITT Educational Services (a)(b)	18,138
	Post-secondary Degree Services
		18,138
	> Food & Beverage 0.5%
1,850,000	GLG Life Tech (Canada) (a)(b)(c)	6,512
	Produce an All-Natural Sweetener Extracted from the Stevia Plant
		6,512
	> Leisure Products 0.3%
266,300	Skullcandy (a)(b)	3,763
	Lifestyle Branded Headphones
		3,763
	> Other Consumer Services 0.3%
2,946,537	IFM Investments (Century 21 China RE) - ADR (China) (a)(c)	3,388
	Provide Real Estate Services in China
		3,388
Consumer Goods & Services: Total		327,569
Industrial Goods & Services 20.2%
	> Machinery 12.6%
1,660,000	Ametek	54,730
	Aerospace/Industrial Instruments
735,000	Donaldson	40,278
	Industrial Air Filtration
1,085,000	Kennametal	35,523
	Consumable Cutting Tools

Number of Shares		Value (000)
790,000	Pall	$33,496
	Filtration & Fluids Clarification
325,000	Oshkosh Corporation (a)	5,115
	Specialty Truck Manufacturer
		169,142
	> Outsourcing Services 2.1%
1,500,000	Quanta Services (a)	28,185
	Electrical & Telecom Construction Services
		28,185
	> Other Industrial Services 2.0%
685,000	Expeditors International of Washington	27,777
	International Freight Forwarder
		27,777
	> Industrial Distribution 1.9%
170,000	WW Grainger	25,422
	Industrial Distribution
		25,422
	> Waste Management 1.6%
650,000	Waste Management	21,164
	U.S. Garbage Collection & Disposal
		21,164
Industrial Goods & Services: Total		271,690
Information 17.9%
	> Mobile Communications 6.4%
1,360,000	Crown Castle International (a)	55,311
	Communications Towers
730,000	SBA Communications (a)	25,171
	Communications Towers
12,000,000	Globalstar (a)(b)	4,908
	Satellite Mobile Voice & Data Carrier
		85,390
	> Computer Services 3.8%
4,276,336	WNS - ADR (India) (a)(c)	51,102
	Offshore BPO (Business Process Outsourcing) Services
		51,102
	> Contract Manufacturing 3.1%
6,275,000	Sanmina-SCI (a)(c)	41,917
	Electronic Manufacturing Services
		41,917
	> Computer Hardware & Related Equipment 2.1%
700,000	Amphenol	28,539
	Electronic Connectors
		28,539
	> Instrumentation 1.2%
115,000	Mettler Toledo (a)	16,096
	Laboratory Equipment
		16,096
	> Business Software 0.5%
182,000	Concur Technologies (a)	6,774
	Web Enabled Cost & Expense Management Software
		6,774

72

Number of Shares		Value (000)
	> Telecommunications Equipment 0.4%
324,000	Finisar (a)	$5,683
	Optical Subsystems and Components
		5,683
	> Advertising 0.4%
2,573,400	VisionChina Media - ADR (China) (a)(b)	4,709
	Advertising on Digital Screens in China's Mass Transit System
		4,709
Information: Total		240,210
Finance 13.9%
	> Credit Cards 6.5%
3,800,000	Discover Financial Services	87,172
	Credit Card Company
		87,172
	> Insurance 4.7%
11,650,000	CNO Financial Group (a)	63,026
	Life, Long-term Care & Medical Supplement Insurance
		63,026
	> Brokerage & Money Management 2.7%
4,900,000	MF Global (a)	20,237
	Futures Broker
1,050,000	SEI Investments	16,149
	Mutual Fund Administration & Investment Management
		36,386
Finance: Total		186,584
Energy & Minerals 13.1%
	> Oil & Gas Producers 8.7%
2,255,000	Pacific Rubiales Energy (Colombia)	47,773
	Oil Production & Exploration in Colombia
33,500,000	Canacol Energy (Colombia) (a)(c)	20,460
	Oil Producer in South America
1,309,500	Houston American Energy (b)	18,019
	Oil and Gas Exploration/Production in Colombia
36,500,000	ShaMaran Petroleum (Iraq) (a)(c)	14,455
	Oil Exploration in Kurdistan
24,000,000	Canadian Overseas Petroleum (United Kingdom) (a)(c)(d)	7,070
12,000,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	662
	Oil & Gas Exploration/Production in the North Sea
34,856,000	Petrodorado (Colombia) (a)(c)	5,655
17,144,000	Petrodorado - Warrants (Colombia) (a)(d)(e)	356
	Oil & Gas Exploration/Production in Columbia, Peru & Paraguay
18,125,000	Petromanas (Canada) (a)	2,162
6,562,500	Petromanas - Warrants (Canada) (a)(d)	92
	Exploring for Oil in Albania
		116,704

Number of Shares		Value (000)
	> Agricultural Commodities 1.5%
1,515,152	Union Agriculture Group (Argentina) (a)(d)(e)	$16,152
	Farmland Operator in Uruguay
38,000,000	Eacom Timber (Canada) (a)(c)	3,626
	Canadian Lumber Producer
		19,778
	> Alternative Energy 1.4%
2,700,000	Canadian Solar (China) (a)(b)(c)	9,936
	Solar Cell & Module Manufacturer
3,050,372	Synthesis Energy Systems (China) (a)(b)(c)	5,277
	Owner/Operator of Gasification Plants
1,600,000	Real Goods Solar (a)(c)	2,912
	Residential Solar Energy Installer
		18,125
	> Mining 1.1%
950,000	Kirkland Lake Gold (Canada) (a)	15,402
	Gold Mining
		15,402
	> Oil Services 0.4%
10,885,700	Tuscany International Drilling (Colombia) (a)	6,025
760,000	Tuscany International Drilling - Warrants (Colombia) (a)	4
	South America Based Drilling Rig Contractor
		6,029
Energy & Minerals: Total		176,038
Other Industries 6.4%
	> Transportation 3.1%
1,140,000	JB Hunt Transport Services	41,177
	Truck & Intermodal Carrier
		41,177
	> Real Estate 2.2%
1,800,000	Biomed Realty Trust	29,826
	Life Science-focused Office Buildings
		29,826
	> Regulated Utilities 1.1%
475,000	Wisconsin Energy	14,863
	Wisconsin Utility
		14,863
Other Industries: Total		85,866
Health Care 2.6%
	> Pharmaceuticals 1.5%
2,500,000	Akorn (a)	19,525
	Develops, Manufactures & Sells Specialty Generic Drugs
195,000	Horizon Pharma (a)(b)	1,363
	Specialty Pharma Company
		20,888

73

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery 1.1%
2,200,000	NPS Pharmaceuticals (a)	$14,322
	Orphan Drugs & Healthy Royalties
		14,322
Health Care: Total		35,210
Total Equities: 98.5% (Cost: $1,276,242)		1,323,167
Securities Lending Collateral 2.4%
32,441,695	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.00%)	32,442
Total Securities Lending Collateral: (Cost: $32,442)		32,442
Total Investments: 100.9% (Cost: $1,308,684)(g)(h)		1,355,609
Obligation to Return Collateral for Securities Loaned: (2.4)%		(32,442)
Cash and Other Assets Less Liabilities: 1.5%		20,166
Total Net Assets: 100.0%		$1,343,333

ADR = American Depositary Receipts

74

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $29,941,439.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the nine months ended September 30, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/11	Value	Dividend
Canacol Energy	36,240,000	-	2,740,000	33,500,000	$20,460	$-
Canadian Overseas Petroleum*	16,800,000	7,200,000	-	24,000,000	7,070	-
Canadian Solar	3,200,000	100,000	600,000	2,700,000	9,936	-
Eacom Timber	38,000,000	-	-	38,000,000	3,626	-
GLG Life Tech	1,000,000	850,000	-	1,850,000	6,512	-
Globalstar*	15,000,000	-	3,000,000	12,000,000	4,908	-
IFM Investments (Century 21 China RE) - ADR	2,300,000	646,537	-	2,946,537	3,388	-
Petrodorado	28,400,000	6,456,000	-	34,856,000	5,655	-
Real Goods Solar	1,500,000	100,000	-	1,600,000	2,912	-
Sanmina-SCI	7,100,000	-	825,000	6,275,000	41,917	-
ShaMaran Petroleum	35,950,000	550,000	-	36,500,000	14,455	-
Synthesis Energy Systems	4,500,000	-	1,449,628	3,050,372	5,277	-
Tuscany International Drilling*	11,324,000	-	438,300	10,885,700	6,025
VisionChina Media - ADR*	3,675,000	-	1,101,600	2,573,400	4,709	-
WNS - ADR	4,200,000	76,336	-	4,276,336	51,102	-
Total of Affiliated Transactions	209,189,000	15,978,873	10,154,528	215,013,345	$187,952	$-

*  At September 30, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at September 30, 2011, were $264,476 and $165,240, respectively. Investments in affiliated companies represented 12.30% of the Fund's total net assets at September 30, 2011.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At September 30, 2011, these securities (in thousands) amounted to $24,333, which represented 1.81% of total net assets.

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/08/10	1,515,152	$20,000	$16,152
Canadian Overseas Petroleum	11/24/10	24,000,000	10,260	7,070
Canadian Overseas Petroleum - Warrants	11/24/10	12,000,000	1,502	662
Petrodorado - Warrants	11/20/09	17,144,000	2,118	357
Petromanas - Warrants	5/20/10	6,562,500	380	92
			$34,260	$24,333

(e)  Illiquid security.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  On September 30, 2011, the market value of foreign securities represents 17.83% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Colombia	$80,273	5.98
India	51,102	3.80
China	42,034	3.13
Canada	27,794	2.07
Argentina	16,152	1.20
Iraq	14,455	1.07
United Kingdom	7,732	0.58
Total Foreign Portfolio	$239,542	17.83

(h)  At Setpember 30, 2011, for federal income tax purposes, the cost of investments was $1,308,684 and net unrealized appreciation was $46,925 consisting of gross unrealized appreciation of $324,355 and gross unrealized depreciation of $277,430.

75

Columbia Acorn Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$308,845	$18,724	$-	$327,569
Industrial Goods & Services	271,690	-	-	271,690
Information	240,210	-	-	240,210
Finance	186,584	-	-	186,584
Energy & Minerals	151,706	8,180	16,152	176,038
Other Industries	85,866	-	-	85,866
Health Care	35,210	-	-	35,210
Total Equities	1,280,111	26,904	16,152	1,323,167
Total Securities Lending Collateral	32,442	-	-	32,442
Total Investments	$1,312,553	$26,904	$16,152	$1,355,609

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$50,762	$-	$-	$50,762

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions expired.

76

> Notes to Statement of Investments (dollar values in thousands)

  The following table reconciles asset balances for the nine months ending September 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011
Equities
Energy & Minerals	$20,000	$-	$(3,848)	$-	$-	$-	$-	$16,152
	$20,000	$-	$(3,848)	$-	$-	$-	$-	$16,152

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $3,848.

77

Columbia Thermostat Fund

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
	> Affiliated Stock Funds: 63.7%
1,437,902	Columbia Dividend Income Fund, Class I	$17,514
512,910	Columbia Acorn International Fund, Class I	17,264
501,194	Columbia Acorn Fund, Class I	12,871
682,892	Columbia Marsico Growth Fund, Class I	12,572
769,451	Columbia Large Cap Enhanced Core Fund, Class I	8,625
677,414	Columbia Contrarian Core Fund, Class I	8,610
395,830	Columbia Acorn Select Fund, Class I	8,562
Total Stock Funds: (Cost: $79,231)		86,018

Number of Shares		Value (000)
	> Affiliated Bond Funds: 35.8%
2,623,446	Columbia Intermediate Bond Fund, Class I	$24,215
1,233,832	Columbia U.S. Treasury Index Fund, Class I	14,633
1,040,371	Columbia Income Opportunities Fund, Class I	9,457
Total Bond Funds: (Cost: $47,009)		48,305
Total Investments: 99.5% (Cost: $126,240)(a)		134,323
Cash and Other Assets Less Liabilities: 0.5%		725
Total Net Assets: 100.0%		$135,048

> Notes to Statement of Investments (dollar values in thousands)

(a)  At September 30, 2011, for federal income tax purposes, the cost of investments was $126,240 and net unrealized appreciation was $8,083 consisting of gross unrealized appreciation of $8,137 and gross unrealized depreciation of $54.

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Stock Funds	$86,018	$-	$-	$86,018
Total Bond Funds	48,305	-	-	48,305
Total Investments	$134,323	$-	$-	$134,323

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

78

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
		Equities: 87.4%
Asia 43.5%
	> Taiwan 12.9%
26,990	Chroma Ate	$55
	Automatic Test Systems, Testing & Measurement Instruments
4,000	St. Shine Optical	49
	World's Leading Disposable Contact Lens OEM
7,730	Simplo Technology	47
	Battery Packs for Notebook & Tablet PCs
25,902	Far Eastone Telecom	38
	Taiwan's 3rd Largest Mobile Operator
2,449	Formosa International Hotels	33
	Hotel, Food & Beverage Operation & Hospitality Management Services
5,000	President Chain Store	28
	Taiwan's Number One Convenience Chain Store Operator
9,277	Radiant Opto-Electronics	26
	LCD Back Light Modules
11,085	Taiwan Hon Chuan	24
	Beverage Packaging (bottles, caps, labels) Manufacturer
13,900	CTCI Corp	17
	International Engineering Firm
4,800	Advantech	13
	Industrial PC & Components
1,200	Lung Yen	3
	Funeral Services and Columbaria
		333
	> China 10.5%
83,166	AMVIG Holdings	47
	Chinese Tobacco Packaging Material Supplier
33,251	Digital China	43
	IT Distribution & Systems Integration Services
1,000	Netease.com	38
	Chinese Online Gaming Services
37,812	Jiangsu Expressway	29
	Chinese Toll Road Operator
3,000	Noah Holdings - ADR	28
	Wealth Management Product Distributor in China
451,892	RexLot Holdings	27
	Lottery Equipment Supplier in China
7,538	ENN Energy	24
	China's Largest Private Gas Operator
579	51job - ADR	23
	Integrated Human Resource Services
10,727	China Yurun Food	11
	Meat Processor in China
		270
	> Hong Kong 8.9%
219,935	Nagacorp	47
	Casino/Entertainment Complex in Cambodia
48,909	Mongolian Mining (a)	43
	Coking Coal Mining in Mongolia
16,865	Lifestyle International	43
	Mid to High-End Department Store Operator in Hong Kong & China

Number of Shares		Value (000)
65,652	Sasa International	$39
	Cosmetics Retailer
4,137	Melco Crown Entertainment - ADR	34
	Macau Casino Operator
33,000	Melco International	22
	Macau Casino Operator
		228
	> Philipines 4.6%
189,156	SM Prime Holdings	53
	Shopping Mall Operator
88,382	Manila Water Company	38
	Water Utility Company in the Philippines
25,567	Int'l Container Terminal	27
	Container Handling Terminals & Port Management
		118
	> Indonesia 2.6%
178,989	Ace Indonesia	67
	Home Improvement Retailer
		67
	> Japan 1.4%
3,860	Kansai Paint	37
	Paint Producer in Japan, India, China and Southeast Asia
		37
	> Thailand 1.4%
117,555	Home Product Center	35
	Home Improvement Retailer
		35
	> Singapore 1.2%
27,403	Goodpack Limited	32
	International Bulk Container Leasing
		32
Asia: Total		1,120
Other Countries 17.8%
	> South Africa 12.3%
9,580	Adcock Ingram Holdings	71
	Manufacturer of Pharmaceuticals and Medical Supplies
24,626	Coronation Fund Managers	61
	South African Fund Manager
39,175	Rand Merchant Insurance	61
	Directly Sold Property and Casualty Insurance; Holdings in Other Insurers
11,354	Northam Platinum	46
	Platinum Mining in South Africa
5,370	Mr. Price	44
	South African Retailer of Apparel, Household and Sporting Goods
1,945	Massmart Holdings	33
	General Merchandise, Food, and Home Improvement Stores; Wal-Mart Subsidiary
		316
	> United States 3.0%
645	Bristow	28
	Largest Provider of Helicopter Services to Offshore Oil and Gas Producers

79

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> United States—continued
752	Atwood Oceanics	$26
	Offshore Drilling Contractor
1,200	Textainer Group Holdings	24
	Top International Container Leasor
		78
	> Canada 2.5%
3,100	Alliance Grain Traders	66
	Global Leader in Pulse Processing and Distribution
		66
Other Countries: Total		460
Europe 14.3%
	> Sweden 3.3%
3,498	Hexagon	46
	Design, Measurement and Visualization Software and Equipment
4,972	East Capital Explorer	38
	Sweden-Based RUS/CEE Investment Fund
		84
	> United Kingdom 2.6%
62,959	Archipelago Resources (a)	67
	Gold Mining Projects in Indonesia, Vietnam, and the Philippines
		67
	> Czech Republic 2.5%
352	Komercni Banka	65
	Leading Czech Universal Bank
		65
	> Switzerland 2.3%
675	Dufry Group (a)	59
	Operates Airport Duty Free and Duty Paid Shops
		59
	> France 1.5%
780	Rubis	39
	Tank Storage and LPG Distribution
		39
	> Kazakhstan 1.1%
4,332	Halyk Savings Bank of Kazakhstan (a)	27
	Largest Retail Bank and Insurer in Kazakhstan
		27
	> Germany 1.0%
824	Dürr	27
	Automotive Plant Engineering & Associated Capital Equipment
		27
Europe: Total		368
Latin America 11.8%
	> Brazil 8.5%
4,436	Localiza Rent A Car	59
	Car Rental
11,121	MRV Engenharia	57
	Brazilan Property Developer

Number of Shares		Value (000)
4,617	Mills Estruturas e Servicos de Engenharia	$43
	Civil Engineering & Construction
7,431	Suzano - Preferred	33
	Brazilian Pulp and Paper Producer
1,884	Multiplus	27
	Loyalty Program Operator in Brazil
		219
	> Mexico 2.3%
1,203	Grupo Aeroportuario del Sureste - ADR	59
	Mexican Airport Operator
		59
	> Argentina 1.0%
56,433	Madalena Ventures (a)	26
	Oil and Gas Exploration in Argentina
		26
Latin America: Total		304
Total Equities: 87.4% (Cost: $2,555)		2,252
		Exchange Traded Funds: 5.2%
India 5.2%
3,065	EGShares India Small Cap ETF	45
2,444	Wisdomtree India Earnings Index ETF	45
3,649	Market Vectors India Small Cap Index ETF	43
India: Total		133
Total Exchange Traded Funds: 5.2% (Cost: $144)		133
Total Investments: 92.6% (Cost: $2,699)(b)(c)		2,385
Cash and Other Assets Less Liabilities: 7.4%		192
Total Net Assets: 100.0%		$2,577

ADR = American Depositary Receipts

80

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At September 30, 2011, for federal income tax purposes the cost of investments was $2,699 and net unrealized depreciation was $314 consisting of gross unrealized appreciation of $6 and gross unrealized depreciation of $320.

(c)  On September 30, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
U.S. Dollar	$420	16.3
Hong Kong Dollar	375	14.6
Taiwan Dollar	333	12.9
South African Rand	316	12.3
Brazilian Real	219	8.5
Other currencies less than 5% of total net assets	722	28.0
	$2,385	92.6

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$123	$997	$-	$1,120
Other Countries	144	316	-	460
Europe	-	368	-	368
Latin America	304	-	-	304
Total Equities	571	1,681	-	2,252
Exchange Traded Funds
Asia	133	-	-	133
Total Exchange Traded Funds	133	-	-	133
Total Investments	$704	$1,681	$-	$2,385

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

81

Columbia Acorn Emerging Markets

Portfolio Diversification (Unaudited)

At September 30, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Retail	$306	11.9
Casinos & Gaming	130	5.0
Other Consumer Services	69	2.6
Travel	59	2.3
Food & Beverage	38	1.5
Other Entertainment	33	1.3
	635	24.6
> Energy & Minerals
Mining	157	6.1
Agricultural Commodities	99	3.8
Oil Services	53	2.1
Oil Refining, Marketing & Distribution	39	1.5
Oil & Gas Producers	26	1.0
	374	14.5
> Information
Computer Hardware & Related Equipment	86	3.3
Instrumentation	56	2.1
Business Software	45	1.8
Electronics Distribution	44	1.7
Mobile Communications	38	1.5
Internet Related	38	1.5
	307	11.9
> Finance
Brokerage & Money Management	99	3.8
Banks	92	3.6
Insurance	60	2.4
Finance Companies	52	2.0
	303	11.8

	Value (000)	Percentage of Net Assets
> Other Industries
Real Estate	$109	4.2
Transportation	88	3.4
Regulated Utilities	63	2.5
	260	10.1
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	107	4.2
Construction	60	2.3
Industrial Distribution	32	1.2
Other Industrial Services	27	1.1
Machinery	27	1.0
	253	9.8
> Health Care
Pharmaceuticals	71	2.8
Medical Supplies	49	1.9
	120	4.7
Total Equities:	2,252	87.4
Exchange Traded Funds:	133	5.2
Total Investments:	2,385	92.6
Cash and Other Assets Less Liabilities:	192	7.4
Net Assets:	$2,577	100.0

82

Columbia Acorn European Fund

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
		Equities: 92.7%
Europe 92.7%
	> France 22.2%
1,580	1000mercis	$78
	Interactive Advertising and Marketing
1,100	Gemalto	52
	Digital Security Solutions
600	Eurofins Scientific	46
	Food, Pharmaceuticals and Materials Screening and Testing
590	Neopost	43
	Postage Meter Machines
360	Norbert Dentressangle	28
	Leading European Logistics and Transport Group
1,050	Teleperformance	22
	Call Center Operator
420	Rubis	21
	Tank Storage and LPG Distribution
720	Saft	20
	Niche Battery Manufacturer
460	Mersen	18
	Advanced Industrial Materials
4,670	Hi-Media (a)	15
	Online Advertiser in Europe
220	Pierre & Vacances	9
	Vacation Apartment Lets
		352
	> United Kingdom 18.7%
5,800	Chemring	47
	Defense Manufacturer of Countermeasures and Energetics
1,400	Intertek Group	40
	Testing, Inspection, Certification Services
17,220	Charles Taylor	37
	Insurance Services
3,450	JLT Group	34
	International Business Insurance Broker
5,430	GlobeOp Financial Services	24
	Hedge Fund Administrator
3,000	Domino's Pizza United Kingdom & Ireland	21
	Pizza Delivery In UK, Ireland and Germany
2,140	Serco	17
	Facilities Management
5,020	Workspace Group	17
	UK Real Estate
2,790	Abcam (a)	16
	Online Sales of Antibodies
620	Rotork	15
	Valve Actuators for Oil & Water Pipelines
2,540	Premier Oil (a)	14
	Oil and Gas Producer in Europe, Pakistan and Asia
4,850	Cobham	13
	Aerospace Components
160	Shaftesbury	1
	London Prime Retail REIT
		296

Number of Shares		Value (000)
	> Netherlands 16.8%
1,340	Imtech	$38
	Electromechanical and ICT Installation and Maintenance
1,530	Unit 4 Aggresso	37
	Business Software Development
770	Vopak	37
	World's Largest Operator of Petroleum and Chemical Storage Terminals
2,420	Aalberts Industries	36
	Flow Control and Heat Treatment
390	Core Laboratories	35
	Oil and Gas Reservoir Consulting
1,910	Arcadis	35
	Engineering Consultants
1,020	Koninklijke TenCate	31
	Advanced Textiles and Industrial Fabrics
340	Fugro	17
	Sub-sea Oilfield Services
		266
	> Germany 10.6%
2,880	Wirecard	44
	Online Payment Processing & Risk Management
140	Rational	32
	Commercial Ovens
560	Rheinmetall	26
	Defense & Automotive
720	Elringklinger	17
	Automobile Components
520	Dürr	17
	Automotive Plant Engineering & Associated Capital Equipment
550	CTS Eventim	16
	Event Ticket Sales
800	Rhoen-Klinikum	16
	Health Care Services
		168
	> Switzerland 7.7%
290	Geberit (a)	53
	Plumbing Supplies
15	Sika	27
	Chemicals for Construction & Industrial Applications
160	Partners Group	26
	Private Markets Asset Management
170	Dufry Group (a)	15
	Operates Airport Duty Free and Duty Paid Shops
		121
	> Sweden 4.8%
5,250	Sweco	43
	Engineering Consultants
2,460	Hexagon	32
	Design, Measurement and Visualization Software and Equipment
		75
	> Italy 2.8%
10,650	CIR	20
	Italian Holding Company
3,640	Geox	13
	Apparel and Shoe Maker
130	Tod's	11
	Leather Shoes and Bags
		44

83

Columbia Acorn European Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Ireland 2.7%
8,700	United Drug	$27
	Irish Pharmaceutical Wholesaler & Outsourcer
300	Paddy Power	15
	Irish Betting Services
		42
	> Portugal 2.0%
11,230	Redes Energéticas Nacionais	32
	Portuguese Power Transmission and Gas Transportation
		32
	> Russia 1.6%
860	Mail.ru - GDR (a)(b)	25
	Internet Social Networking and Games for Russian Speakers
		25
	> Belgium 1.0%
300	EVS Broadcast Equipment	16
	Digital Live Mobile Production Software and Systems
		16
	> Norway 0.9%
1,900	Atea	15
	Leading Nordic IT Hardware/Software Reseller and Installation Company
		15

Number of Shares		Value (000)
	> Greece 0.9%
12,800	Intralot	$15
	Lottery and Gaming Systems and Services
		15
	> Iceland —%
400	Marel (a)	—
	Largest Manufacturer of Poultry and Fish Processing Equipment
		—
Europe: Total		1,467
Total Equities: 92.7% (Cost: $1,566)		1,467
Total Investments: 92.7% (Cost: $1,566)(c)(d)		1,467
Cash and Other Assets Less Liabilities: 7.3%		115
Total Net Assets: 100.0%		$1,582

GDR = Global Depositary Receipts

84

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At September 30, 2011, this security had an aggregate value of $25, which represented 1.58% of total net assets.

(c)  At September 30, 2011 for federal income tax purposes the cost of investments was $1,566 and net unrealized depreciation was $99 consisting of gross unrealized appreciation of $13 and gross unrealized depreciation of $112.

(d)  On September 30, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$899	56.8
Pound Sterling	296	18.7
Swiss Franc	121	7.7
Other currencies less than 5% of total net assets	151	9.5
	$1,467	92.7

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

  The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$35	$1,432	$-	$1,467
Total Equities	35	1,432	-	1,467
Total Investments	$35	$1,432	$-	$1,467

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

85

Columbia Acorn European Fund

Portfolio Diversification (Unaudited)

At September 30, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$201	12.7
Machinery	133	8.4
Industrial Machinery & Specialty Chemicals	93	5.9
Electrical Components	80	5.1
Conglomerates	56	3.5
Construction	54	3.4
Outsourcing Services	17	1.1
	634	40.1
> Information
Business Software	85	5.4
Business Information & Marketing Services	78	4.9
Computer Hardware & Related Equipment	52	3.3
Financial Processors	44	2.8
Internet Related	25	1.6
Telephone & Data Services	22	1.4
Advertising	15	0.9
Computer Services	15	0.9
	336	21.2
> Energy & Minerals
Oil Refining, Marketing & Distribution	58	3.7
Mining	35	2.2
Oil Services	17	1.1
Oil & Gas Producers	14	0.8
	124	7.8
> Finance
Insurance	71	4.5
Brokerage & Money Management	51	3.2
	122	7.7

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Casinos & Gaming	$30	1.9
Restaurants	21	1.4
Other Entertainment	16	1.0
Retail	15	0.9
Apparel	13	0.8
Nondurables	11	0.7
Travel	9	0.6
	115	7.3
> Other Industries
Regulated Utilities	31	2.0
Transportation	28	1.8
Real Estate	18	1.1
	77	4.9
> Health Care
Pharmaceuticals	27	1.7
Health Care Services	16	1.0
Medical Supplies	16	1.0
	59	3.7
Total Equities:	1,467	92.7
Total Investments:	1,467	92.7
Cash and Other Assets Less Liabilities:	115	7.3
Net Assets:	$1,582	100.0

86

Columbia Acorn Family of Funds

Third Quarter Class Z Share Information (Unaudited)

Minimum Initial Investment in
all Funds:	$0 to $2,000,
available only to
certain eligible
investors
Exchange Fee:	None

Columbia Acorn Fund	ACRNX
Management Fee	0.64%
12b-1 Fee	None
Other Expenses	0.12%
Net Expense Ratio	0.76%
Columbia Acorn International	ACINX
Management Fee	0.76%
12b-1 Fee	None
Other Expenses	0.20%
Net Expense Ratio	0.96%
Columbia Acorn USA	AUSAX
Management Fee	0.86%
12b-1 Fee	None
Other Expenses	0.13%
Net Expense Ratio	0.99%
Columbia Acorn International Select	ACFFX
Management Fee	0.94%
12b-1 Fee	None
Other Expenses	0.21%
Net Expense Ratio	1.15%
Columbia Acorn Select	ACTWX
Management Fee	0.81%
12b-1 Fee	None
Other Expenses	0.16%
Net Expense Ratio	0.97%
Columbia Thermostat Fund	COTZX
Management Fee	0.10%
12b-1 Fee	None
Other Expenses	0.15%*
Net Expense Ratio	0.25%*
Columbia Acorn Emerging Markets Fund	CEFZX
Management Fee	1.25%
12b-1 Fee	None
Other Expenses	0.35%
Net Expense Ratio	1.60%
Columbia Acorn European Fund	CAEZX
Management Fee	1.19%
12b-1 Fee	None
Other Expenses	0.31%
Net Expense Ratio	1.50%

    Fees and expenses are for the nine months ended September 30, 2011. Some share classes of Columbia Acorn Select and Columbia Acorn International Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the annual rate of the Funds as follows:

Fund	Class Z
Columbia Acorn International Select	1.45%
Columbia Acorn Select	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice. Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's waiver/reimbursement arrangement is contractual through April 30, 2012. There is no guarantee that this arrangement will continue thereafter. CWAM has contractually undertaken to waive fees and/or reimburse Columbia Acorn Emerging Markets Fund so that the Fund's ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rate of 1.60% of the Fund's average daily net assets attributable to Class Z shares, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter. Columbia Acorn European Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund so that its ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rate of 1.50% of the Fund's average daily net assets attributable to Class Z shares, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter.

  *  Does not include estimated fees and expenses of 0.65% incurred by the Fund from the underlying portfolio funds in which it invests.

87

Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

Charles P. McQuaid

Allan B. Muchin

David J. Rudis

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

P. Zachary Egan

Vice President

Fritz Kaegi

Vice President

John M. Kunka

Assistant Treasurer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

88

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

Columbia Management®

Columbia Acorn Family of Funds
Class Z Shares

Third Quarter Report, September 30, 2011

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P. O. Box 8081 Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

C-1562 A (11/11) 127908

Columbia Management®

Columbia Acorn Family of Funds
Class Z Shares

Third Quarter Report, September 30, 2011

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P. O. Box 8081 Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

C-1562 A (11/11) 127908

Columbia Management®

Columbia Acorn Family of Funds
Class Z Shares

Third Quarter Report, September 30, 2011

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P. O. Box 8081 Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

C-1562 A (11/11) 127908

Q3 2011

Columbia Acorn Family of Funds

Class A, B, C, I, R and R5 Shares

Managed by Columbia Wanger Asset Management, LLC

Third Quarter Report

September 30, 2011

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's adviser, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  HSBC Smaller European Companies (inc UK) Index is a weighted combination of two indexes: the HSBC Smaller Europe (ex UK) Index and the HSBC Smaller UK Index. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund and Columbia Acorn Select; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper International Funds Index, 30 largest non-U.S. funds, excluding non-U.S. small-cap funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index, a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B Index represents the institutionally investable capital of European countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 17 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The views expressed in the "Chattering Squirrels" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust. ColumbiaSM, Columbia Management®, and the Columbia Management Logo® are service marks owned and/or registered by Ameriprise Financial, Inc.

Columbia Acorn Family of Funds

Table of Contents

Share Class Performance	2
Fund Performance vs. Benchmark	4
Chattering Squirrels: 2011 Shareholder Information Meeting Recap	5
Columbia Acorn Fund
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	28
Statement of Investments	31
Columbia Acorn International
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	44
Statement of Investments	48
Portfolio Diversification	57
Columbia Acorn USA
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	58
Statement of Investments	60

Columbia Acorn International Select
In a Nutshell	18
At a Glance	19
Major Portfolio Changes	67
Statement of Investments	68
Portfolio Diversification	72
Columbia Acorn Select
In a Nutshell	20
At a Glance	21
Major Portfolio Changes	73
Statement of Investments	74
Columbia Thermostat Fund
In a Nutshell	22
At a Glance	23
Statement of Investments	80
Columbia Acorn Emerging Markets Fund
In a Nutshell	24
At a Glance	25
Statement of Investments	81
Portfolio Diversification	84
Columbia Acorn European Fund
In a Nutshell	26
At a Glance	27
Statement of Investments	85
Portfolio Diversification	88
Columbia Acorn Family of Funds
Columbia Acorn Family of Funds Expense Information	91

Estimated Year-End Distributions

To help with your tax planning, following are the estimated year-end capital gain distributions for the Columbia Acorn Funds. The expected record date is December 6, 2011, the expected ex-dividend date is December 7, 2011, and the expected payable date is December 7, 2011. Distribution information is not final and should not be considered final until after the record date. The Board of Trustees will determine the actual distributions the Funds will pay.

	Short-term Capital Gains	Long-term Capital Gains
Columbia Acorn Fund	None	$0.90 - $1.05
Columbia Acorn International	None	None
Columbia Acorn USA	None	$0.10 - $0.15
Columbia Acorn International Select	None	$0.40 - $0.50
Columbia Acorn Select	None	None
Columbia Thermostat Fund	None	None
Columbia Acorn Emerging Markets Fund	$0.00 - $0.05	None
Columbia Acorn European Fund	$0.00 - $0.05	None

Columbia Acorn Funds

Share Class Performance Average Annual Total Returns through 9/30/11

	Class A		Class B*		Class C		Class I†	Class R††	Class R5††
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	Without Sales Charge**	Without Sales Charge**
Columbia Acorn Fund (10/16/00)
3 months**	–19.68%	–24.30%	–19.85%	–23.85%	–19.86%	–20.66%	–19.65%	NA	NA
Year to date**	–14.06%	–18.99%	–14.53%	–18.76%	–14.58%	–15.42%	–13.85%	NA	NA
1 year	–1.62%	–7.26%	–2.26%	–6.95%	–2.41%	–3.34%	–1.30%	NA	NA
5 years	1.25%	0.07%	0.61%	0.29%	0.45%	0.45%	NA	NA	NA
10 years	8.67%	8.03%	7.95%	7.95%	7.85%	7.85%	NA	NA	NA
Life of fund	7.37%	6.79%	6.67%	6.67%	6.58%	6.58%	–0.12%	NA	NA
Columbia Acorn International (10/16/00)
3 months**	–18.31%	–23.00%	–18.44%	–22.52%	–18.43%	–19.25%	–18.20%	NA	NA
Year to date**	–15.98%	–20.80%	–16.38%	–20.46%	–16.43%	–17.25%	–15.70%	NA	NA
1 year	–8.86%	–14.10%	–9.42%	–13.84%	–9.52%	–10.41%	–8.44%	NA	NA
5 years	2.17%	0.97%	1.54%	1.21%	1.39%	1.39%	NA	NA	NA
10 years	10.94%	10.29%	10.22%	10.22%	10.13%	10.13%	NA	NA	NA
Life of fund	5.89%	5.32%	5.20%	5.20%	5.12%	5.12%	–7.63%	–16.48%	–16.43%
Columbia Acorn USA (10/16/00)
3 months**	–22.26%	–26.73%	–22.38%	–26.26%	–22.42%	–23.19%	–22.19%	NA	NA
Year to date**	–15.29%	–20.16%	–15.74%	–19.96%	–15.75%	–16.60%	–15.06%	NA	NA
1 year	–1.44%	–7.09%	–2.09%	–6.98%	–2.19%	–3.17%	–1.10%	NA	NA
5 years	–0.79%	–1.96%	–1.44%	–1.80%	–1.57%	–1.57%	NA	NA	NA
10 years	5.97%	5.34%	5.26%	5.26%	5.18%	5.18%	NA	NA	NA
Life of fund	6.67%	6.09%	5.97%	5.97%	5.89%	5.89%	0.08%	NA	NA
Columbia Acorn International Select (10/16/00)
3 months**	–14.74%	–19.65%	14.88%	–19.14%	–14.91%	–15.76%	–14.66%	NA	NA
Year to date**	–11.72%	–16.80%	12.15%	–16.51%	–12.26%	–13.13%	–11.38%	NA	NA
1 year	–4.71%	–10.18%	5.31%	–10.01%	–5.47%	–6.41%	–4.22%	NA	NA
5 years	2.15%	0.95%	1.49%	1.11%	1.33%	1.33%	NA	NA	NA
10 years	10.23%	9.57%	9.51%	9.51%	9.40%	9.40%	NA	NA	NA
Life of fund	4.21%	3.65%	3.52%	3.52%	3.44%	3.44%	–3.82%	NA	NA
Columbia Acorn Select (10/16/00)
3 months**	–23.60%	–28.00%	–23.70%	–27.51%	–23.73%	–24.50%	–23.43%	NA	NA
Year to date**	–23.69%	–28.07%	–24.05%	–27.81%	–24.14%	–24.89%	–23.40%	NA	NA
1 year	–13.05%	–18.06%	–13.56%	–17.85%	–13.72%	–14.58%	–12.64%	NA	NA
5 years	–1.16%	–2.32%	–1.78%	–2.15%	–1.94%	–1.94%	NA	NA	NA
10 years	6.47%	5.84%	5.75%	5.75%	5.66%	5.66%	NA	NA	NA
Life of fund	5.63%	5.06%	4.93%	4.93%	4.84%	4.84%	–10.94%	NA	NA
Columbia Thermostat Fund (3/3/03) †††
3 months**	–6.93%	–12.27%	–7.06%	–11.70%	–7.07%	–8.00%	NA	NA	NA
Year to date**	–2.80%	–8.40%	–3.08%	–7.87%	–3.29%	–4.25%	NA	NA	NA
1 year	4.40%	–1.63%	3.91%	–1.09%	3.60%	2.60%	NA	NA	NA
5 years	3.26%	2.05%	2.74%	2.40%	2.49%	2.49%	NA	NA	NA
Life of fund	6.81%	6.07%	6.22%	6.22%	6.02%	6.02%	NA	NA	NA
Columbia Acorn Emerging Markets Fund (8/19/11)
Life of fund**	–11.60%	–16.68%	NA	NA	–11.70%	–12.58%	–11.60%	NA	NA
Columbia Acorn European Fund (8/19/11)
Life of fund**	–5.90%	–11.31%	NA	NA	–6.00%	–6.94%	–5.90%	NA	NA

Columbia Acorn Funds

Share Class Performance, continued

Net Asset Value Per Share as of 09/30/11

	Class A	Class B	Class C	Class I	Class R	Class R5
Columbia Acorn Fund	$24.86	$22.94	$22.68	$25.68	NA	NA
Columbia Acorn International	$33.51	$32.60	$32.48	$33.66	$33.50	$33.63
Columbia Acorn USA	$23.33	$21.57	$21.39	$24.26	NA	NA
Columbia Acorn International Select	$24.46	$23.34	$23.22	$24.75	NA	NA
Columbia Acorn Select	$21.01	$19.61	$19.44	$21.63	NA	NA
Columbia Thermostat Fund	$12.08	$12.12	$12.10	NA	NA	NA
Columbia Acorn Emerging Markets Fund	$8.84	NA	$8.83	$8.84	NA	NA
Columbia Acorn European Fund	$9.41	NA	$9.40	$9.41	NA	NA

*The Funds no longer accept investments from new or existing shareholders in Class B shares.

**Not annualized.

†Class I shares are offered at net asset value without sales charge and are available only to qualifying institutional investors.

††Class R and Class R5 shares of Columbia Acorn International commenced operations on August 15, 2011 in connection with the completed merger of two series of RiverSource International Managers Series, Inc. into Columbia Acorn International.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (CDSC) for Class B shares (5%, 4%, 3%, 3%, 2%, 1%, 0% for the first through seventh years after purchase, respectively), and the maximum CDSC of 1.00% of Class C shares during the first year after purchase.

Annual operating expense ratios are as stated in each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.07%; Class B: 1.69%; Class C: 1.85%; Class I: 0.72%. Columbia Acorn International: Class A: 1.35%; Class B: 1.96%; Class C: 2.11%; Class I: 0.93%; Class R: 1.60%; Class R5: 0.98%. Effective August 12, 2011, the Funds' transfer agent contractually agreed, through August 14, 2013, to waive a portion of total annual Fund operating expenses attributable to transfer agency fees incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively. Columbia Acorn USA: Class A: 1.30%; Class B: 1.98%; Class C: 2.08%; Class I: 0.95%. Columbia Acorn International Select: Class A: 1.56%; Class B: 2.24%; Class C: 2.36%; Class I: 1.13%. Columbia Acorn Select: Class A: 1.28%; Class B: 1.93%; Class C: 2.08%; Class I: 0.92%. Columbia Thermostat Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2012; expense ratios without and with the contractual waiver/reimbursement, including fees and expenses associated with the Fund's investments in other investment companies are, respectively: Class A: 1.52% and 1.29%; Class B: 2.07% and 1.79%; Class C: 2.28% and 2.04%. Columbia Acorn Emerging Markets Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are, respectively: Class A: 1.96% and 1.85%; Class C: 2.73% and 2.60%; Class I: 1.52% and 1.41%. Columbia Acorn European Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are, respectively: Class A: 1.89% and 1.75%; Class C: 2.66% and 2.50%; Class I: 1.45% and 1.31%.

†††A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn Family of Funds

Fund Performance vs. Benchmarks Average Annual Total Returns through 9/30/11

Class A Shares, without sales charge	3rd quarter*	Year to date*	1 year	5 years	10 years	Life of Fund
Columbia Acorn Fund (LACAX) (10/16/00)	-19.68%	-14.06%	-1.62%	1.25%	8.67%	7.37%
Russell 2500 Index	-21.22%	-14.87%	-2.22%	0.19%	7.08%	5.11%
S&P 500 Index**	-13.87%	-8.68%	1.14%	-1.18%	2.82%	0.11%
Lipper Mid-Cap Growth Funds Index	-20.18%	-14.14%	-2.18%	2.41%	5.29%	-0.44%
Columbia Acorn International (LAIAX) (10/16/00)	-18.31%	-15.98%	-8.86%	2.17%	10.94%	5.89%
S&P Global Ex-U.S. Between $500M and $5B Index	-19.67%	-17.56%	-8.84%	1.77%	12.15%	8.63%
S&P Global Ex-U.S. SmallCap Index	-21.20%	-18.34%	-9.65%	0.20%	11.18%	7.63%
Lipper International Small/Mid Growth Funds Index	-18.96%	-16.62%	-6.92%	0.31%	9.71%	4.46%
Columbia Acorn USA (LAUAX) (10/16/00)	-22.26%	-15.29%	-1.44%	-0.79%	5.97%	6.67%
Russell 2000 Index	-21.87%	-17.02%	-3.53%	-1.02%	6.12%	4.07%
Russell 2500 Index	-21.22%	-14.87%	-2.22%	0.19%	7.08%	5.11%
Lipper Small-Cap Growth Funds Index	-21.54%	-14.42%	-1.10%	0.27%	4.52%	0.15%
Columbia Acorn Int'l Select (LAFAX) (10/16/00)	-14.74%	-11.72%	-4.71%	2.15%	10.23%	4.21%
S&P Developed Ex-U.S. Between $2B and $10B Index	-18.15%	-14.85%	-6.54%	-1.15%	9.14%	6.22%
MSCI EAFE Index	-19.01%	-14.98%	-9.36%	-3.46%	5.03%	1.78%
Lipper International Small/Mid Growth Funds Index	-18.96%	-16.62%	-6.92%	0.31%	9.71%	4.46%
Columbia Acorn Select (LATFX) (10/16/00)	-23.60%	-23.69%	-13.05%	-1.16%	6.47%	5.63%
S&P MidCap 400 Index	-19.88%	-13.02%	-1.28%	2.20%	7.50%	5.48%
S&P 500 Index**	-13.87%	-8.68%	1.14%	-1.18%	2.82%	0.11%
Lipper Mid-Cap Growth Funds Index	-20.18%	-14.14%	-2.18%	2.41%	5.29%	-0.44%
Columbia Thermostat Fund (CTFAX) (3/3/03)†	-6.93%	-2.80%	4.40%	3.26%	—	6.81%
S&P 500 Index	-13.87%	-8.68%	1.14%	-1.18%	—	5.60%
Barclays Capital U.S. Aggregate Bond Index	3.82%	6.65%	5.26%	6.53%	—	5.24%
Lipper Flexible Portfolio Funds Index	-11.52%	-7.00%	-0.22%	1.97%	—	6.57%
50/50 Blended Benchmark	-5.28%	-1.12%	3.48%	3.04%	—	5.73%
Columbia Acorn Emerging Markets Fund (CAGAX) (8/19/11)	—	—	—	—	—	-11.60%
S&P Emerging Markets Between $500M and $5B Index	—	—	—	—	—	-14.28%
MSCI Emering Markets Small Cap Index	—	—	—	—	—	-16.10%
Lipper Emerging Markets Index	—	—	—	—	—	-11.32%
Columbia Acorn European Fund (CAEAX) (8/19/11)	—	—	—	—	—	-5.90%
S&P Europe Between $500M and $5B Index	—	—	—	—	—	-7.55%
HSBC Smaller European Companies Index	—	—	—	—	—	-8.68%
Lipper European Region Index	—	—	—	—	—	-6.73%

*Not annualized.

**The comparison to the S&P 500 Index is presented to show performance against a widely recognized market index.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or its affiliates. Please see Page 91 of this report for information on fee waiver and expense reimbursement arrangements in place for Columbia Acorn International, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Annual operating expense ratios are stated as of each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from application of any fee waivers/expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.07%; Class B: 1.69%; Class C: 1.85%; Class I: 0.72%. Columbia Acorn International: Class A: 1.35%; Class B: 1.96%; Class C: 2.11%; Class I: 0.93%; Class R: 1.60%; Class R5: 0.98%. Columbia Acorn USA: Class A: 1.30%; Class B: 1.98%; Class C: 2.08%; Class I: 0.95%. Columbia Acorn International Select: Class A: 1.56%; Class B: 2.24%; Class C: 2.36%; Class I: 1.13%. Columbia Acorn Select: Class A: 1.28%; Class B: 1.93%; Class C: 2.08%; Class I: 0.92%. Columbia Thermostat Fund: Class A: 1.29%; Class B: 1.79%; Class C: 2.04%. Columbia Acorn Emerging Markets Fund Class A: 1.85%; Class C: 2.60%; Class I: 1.41%. Columbia Acorn European Fund Class A: 1.75%; Class C: 2.50%; Class I: 1.31%.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Chattering Squirrels: 2011 Shareholder Information Meeting Recap

On September 21, 2011, we held our annual Shareholder Information Meeting in Chicago. Following are highlights from your portfolio managers' presentations. While they did not present at this year's meeting, Columbia Acorn USA portfolio manager Robert Mohn and Columbia Acorn International Select portfolio manager Chris Olson have provided comments to include in this recap. Data quoted in the presentations has been updated through September 30, 2011.

Charles P. McQuaid

Chief Investment Officer and Lead Portfolio Manager of Columbia Acorn Fund and Columbia Thermostat Fund

Over the last year, Columbia Acorn Fund benefited from good stock selection in consumer discretionary and industrial stocks and an underweight in a struggling financial sector. On the downside, some of the Fund's energy stocks took a breather, hurting performance.

Let's look at several Fund holdings. Columbia Acorn Fund's third largest position at the end of September was FMC Technologies, a maker of production systems for oil and gas wells located underwater, including wellheads. The price of oil has been fluctuating, with world demand on the rise and supplies seemingly limited. Deep-water drilling has been booming offshore Brazil and offshore Africa, and is picking up in the Gulf of Mexico. More drilling rigs are being built and, as they are being put to work, we expect that demand for FMC's products should grow.

As mentioned at last year's meeting, we believed industrial stocks Ametek, Mettler Toledo and Donaldson occupied good niches and were reasonably priced. I am pleased to report that all three stocks have performed well. Second quarter 2011 comparable earnings per share were up 38% for Ametek, 22% for Mettler Toledo and 29% for Donaldson. Their stocks have responded favorably to the earnings growth.

Turning our attention to industry weightings, the Fund's largest overweight at the end of September was industrials. As noted in the examples above, we have found many stocks in this sector representing what we think are good businesses, at reasonable valuations. In addition, many of their large customers have great balance sheets and need to spend more on industrial equipment in order to remain competitive and accommodate worldwide demand.

The Fund's second largest overweight at the end of the third quarter was in consumer discretionary stocks. We are not particularly bullish on the American consumer but we are bullish on American consumer companies that are pursuing global growth strategies as providers of affordable luxury products. Fund holding Abercrombie & Fitch, for example, has several enormously successful stores overseas. Handbag company Coach derives 30% of its revenues from non-U.S. markets.

Columbia Acorn Fund's largest underweight was in financial services. Most of this underweight was because the Fund has relatively little exposure to real estate investment trusts (REITs). REIT growth has been slower than many other companies, and we don't believe the stocks are cheap. We also have a small underweight in banks, many of which continue to suffer from the real estate collapse while dealing with increased regulations that have hurt profitability.

The Fund's next largest underweight was in utilities. We've maintained a modest exposure in this group because we've found only a handful of companies that we think have good growth opportunities and reasonable stock prices.

Looking at Columbia Acorn Fund's characteristics, the Fund held 375 stocks at the end of September. Acorn has held over 200 stocks since the 1980s and, since 2005, has had between 325 and 425 stocks. The Fund's weighted average market cap was $3.6 billion, somewhat higher than its benchmark, the Russell 2500 Index, because we don't automatically sell winners due to market caps. Fund stocks tend to have modestly higher valuations than benchmark, but have better returns on equity as well. Turnover was 28% last year, a bit higher than our recent average. Some 10% of the Fund was invested in foreign stocks at the end of September, and the range over the last decade has been between 7% and 16%.

Turning to Columbia Thermostat, the Fund has been busy buying stock funds when the market goes down and selling them when the market rises. The Fund went from 50% stocks in April to a peak of 75% stocks in August and then, with a bit of a market recovery, was at 65% stocks at the end of September. The market has been stuck in a trading range, helping Thermostat performance.

Ben Andrews

Lead Portfolio Manager of Columbia Acorn Select

Columbia Acorn Select underperformed its benchmark, the S&P MidCap 400 Index, for the year ended September 30, 2011. I'd like to stress that I believe in this Fund—its philosophy and its style. The Fund has undergone changes that are intended to help Fund performance going forward. Robert Chalupnik was brought on as a co-portfolio manager of the Fund in May. I've worked closely with Rob over his 10 years as the domestic industrials analyst at Columbia Wanger Asset Management (CWAM) and I feel strongly that his knowledge and ability will be additive to Fund performance.

Fund stocks generally fall into two categories: core holdings and opportunistic holdings. The Fund's core holdings are stocks that we believe are great businesses selling at good prices. They have a sustainable competitive advantage, pricing power, dominant market share and strong cash generation. Some examples of these among the Fund's top 10 are Ametek, Crown Castle and Coach.

The second type, the opportunistic holding, is what we perceive as a good business available at a great price. These are companies that we believe are misunderstood by Wall Street. They could be going through a transition or a turnaround in their business fundamentals. The company could be a spin-off of a smaller business that few analysts appear to be following. Examples of these types of businesses in the top 10 holdings are Hertz and Pacific Rubiales Energy.

This year, many of the Fund's opportunistic holdings have gone down more than the market, regardless of how the company is actually performing. For example, the market is currently pricing Hertz like it's an average cyclical stock that is losing money in a rough recession. In fact, Hertz is not losing money; its earnings are up nicely so far this year. At some point, we expect the market to recognize the changes Hertz has made recently, as well as the changes that have occurred in its industry.

First, Hertz has lengthened its debt maturities, eliminating a lot of refinance risk. Second, we believe there is little risk of the automakers going bankrupt, making it unlikely that Hertz will own cars that become undesireable when it's time to sell them. Third, there are fewer cars being sold in the United States, resulting in higher resale values for Hertz's cars as it rolls over its fleet. Finally, the car rental industry is continuing to consolidate, allowing the remaining players to have more pricing and purchasing power. And, if demand drops, Hertz has the ability to sell the cars in its car inventory, allowing it to adjust quickly to changing economic times.

I'd call Hertz the right stock to own for the long term but, so far this year, it has been the wrong time to own it. I believe the market is currently very one-dimensional, paying up for fast-growth companies. I can't predict when the market will like a stock such as Hertz again, but I believe that as long as the company grows, the market will come around.

When looking at the two types of holdings that Columbia Acorn Select owns, I believe my strength is in finding opportunistic businesses. Looking back over my 13 years at CWAM, I've found many of them, some of which have done quite well over the long run in our Acorn Funds. On the other hand, when I look at what Rob Chalupnik has accomplished at CWAM, I see someone who has done really well at finding businesses with sustainable, competitive advantage, core holdings for Columbia Acorn Select. Bringing our complementary skillsets together to manage Columbia Acorn Select should prove beneficial going forward.

Robert A. Mohn

Director of Domestic Research, Lead Portfolio Manager of Columbia Acorn USA and Co-portfolio Manager of Columbia Acorn Fund

Columbia Acorn USA's results for the 12-month period ended September 30, 2011, were helped by the outperformance of Fund consumer and financial sector stocks. Fund consumer stocks bested the benchmark Russell 2000 Index's consumer sector performance by 9%. Our consumer analyst, Susie Hultquist, has done a masterful job investing in several powerful consumer themes, including "American brands going global" (epitomized by teen retailer

Abercrombie & Fitch, whose international business grew 74% in the second quarter and now comprises 25% of sales), retailers creating new "categories of one" (lululemon athletica, which launched and now dominates the burgeoning premium yoga apparel business), and "internet category killers" (Shutterfly in the photo retailing space).

The Fund is currently overweight the consumer sector, at 16% of Fund assets, 3% greater than the benchmark. On first glance, our outsized position seems to indicate that we believe the U.S. consumer to be on the brink of another spending spree. But this is not the case. We actually anticipate muted growth in U.S. consumer spending going forward. So why the overweight of a group with a tepid, uninspiring outlook? Because we have been able to identify and invest a meaningful amount of money in a fine group of stocks that we believe will benefit from global (as opposed to domestic) consumer spending growth and/or from changing U.S. spending habits (more online shopping and newly developing retail categories). These durable and favorable underlying spending trends trump any concerns we may have about the overall health of the average U.S.-based consumer.

The financials sector is our largest underweight at 14% of Fund assets versus the benchmark's 21% weighting. Our disinterest stems from the basic law of supply and demand. Most financial sectors are suffering from an overabundance of supply (record excess reserves in the banking system, overbuilt suburban office buildings and strip malls) in tandem with a dearth of business demand. High supply plus low demand is a toxic combination. We have been able to identify some select financial companies and sub-sectors with supply/demand working in their favor. Of note are World Acceptance, whose small-loan business is thriving as rival payday lenders get regulated out of business (thus shrinking the overall supply of small loans), and Extra Space Storage, a real estate company bolstered by strong demand for its self-storage units.

Also boosting performance over the past year were our technology stocks, or should I say "stock." IPG Photonics, a top-10 position in the Fund, soared during the 12-month period ended September 30, 2011, gaining 80%. IPG is the dominant provider of fiber lasers, a disruptive technology that essentially marries fiber optics with lasers. Fiber lasers are more efficient and offer better beam quality than standard carbon dioxide gas lasers and recently seem to have reached a positive inflection point in terms of acceptance for new cutting and welding applications. Revenue has grown 81% over the past year.

The telecom sector served as a drag on returns over the past 12 months. The Fund's larger telecom positions continue to increase their cash flow at a robust pace, with cellular tower company SBA Communications enjoying 15% cash flow growth and fiber optic commercial telephone provider tw telecom's cash flow up 8%. However, their stock prices have lagged for the annual period through September 30, 2011, though both were star performers prior to last year's shareholder meeting.

Louis J. Mendes

Co-portfolio Manager of Columbia Acorn International and Columbia Acorn Emerging Markets Fund

With the world at what appears to be an economic crossroads, it is important to understand not only what you are investing in, but why you should continue to hold that investment. Let's look at what you own when you invest in Columbia Acorn International and how it differs from many of its peers.

Columbia Acorn International is invested in nearly all regions of the world outside of the United States but with no one region overwhelming the portfolio. This mitigates the impact of a regional economic or political shock to the Fund. We've been consistent in this diversification. Three years ago the Fund's largest regional weights were, as they are now, Continental Europe, Asia ex-Japan and Japan. Our exposure to Europe has declined a bit, while Asia ex-Japan has increased.

The Fund is also diversified at the corporate level, holding over 200 unique names, each with its own performance drivers. No single investment is responsible for the portfolio's returns on its own. This allows the Fund to have what we believe is a comparatively low volatility relative to its peers. The Fund's top 10 holdings account for no more than 15% of the Fund's assets while many of its peers have 25% or more of their assets in their fund's top 10 names.

A quick look at a few of the Fund's top holdings provides an example of the diversity of ideas. Melco Crown Entertainment is a Macau casino operator that, in only a few short years, has risen to dwarf Las Vegas's gambling revenues, as it caters to the newly minted wealth of Asia. In the United Kingdom, Intertek Group provides testing and certification services to the world of international manufacturing and trade to ensure that products meet international standards in quality and assurance. Vopak is a Dutch manager of oil and natural gas depots around the world. Increased energy demand requires increased energy sourcing from locations far from end markets. As you can see, each of these companies has its own unique set of drivers.

We remain dedicated to small/mid-cap investing with a buy-and-hold philosophy. The Fund's weighted average market cap at the end of September was $3.1 billion, down slightly from $3.2 billion three years ago. The Fund's portfolio turnover in 2010 was 25%, slightly below the 28% level of three years prior and consistently well below industry averages.

We continue to take a team approach to investing. Each member of the investment team is a specialist in his or her particular region or sector. Our emphasis on independent thinking means that we can have contrasting world, country or even sector views, which fuels constructive discourse and helps ensure that we have fully vetted every investment prior to making a portfolio decision. This keeps our focus on stock selection, which has always been the true strength of Acorn investing.

Looking at the bigger economic picture, economies around the world are growing at very different rates and facing very different domestic issues. There is a tug of war going on as some countries wrestle with deflationary fears by creating liquidity, while others enact policies to curtail inflation and its excess liquidity.

The developed markets of the United States and Europe are battling debt/credit crises in the midst of low economic growth and high unemployment. Inflation is not a concern and nominal interest rates are expected to remain historically low for the foreseeable future. Japan has had low interest rates for a long time, as it continues to battle its own deflation problem.

Many of the larger emerging market economies (China, India and Brazil, for example) have been growing too fast in recent years and, in some regions, are at structurally full employment. This has caused excessive inflation in wage rates and contributed to the sharp rise in food demand and prices.

Fritz Kaegi

Lead Portfolio Manager of Columbia Acorn Emerging Markets Fund

Columbia Acorn Emerging Markets Fund invests in small companies (under $5 billion at the time of purchase) in emerging and frontier markets. The hallmark of the Acorn investment approach has always been to buy reasonably priced small companies, with good businesses and prospects, and hold onto them. This approach is well-suited to emerging markets.

Emerging markets are home to much of the growth in the global economy today. The implementation of proven ideas and technologies is increasing living standards and productivity. Improving agricultural practices, for example, are freeing people to pursue jobs in cities, bringing more people to the labor force, especially women. Exposure to international trade and investment is increasing, and local financial systems are getting better at mobilizing capital. Compared to many developed countries, debt levels are modest.

Two other key factors bode well for companies in developing markets. First, they generally have less competition, which is key because revenue growth alone does not necessarily translate into profit growth. Industries with ordinary levels of profitability in advanced markets can have excellent levels of profitability in emerging markets.

Second, emerging market companies with good business franchises often can reinvest capital at high rates of return. Consider U.S. paint company Sherwin Williams and the leader in India, Asian Paints. Both companies earn good returns on capital but it is much harder for Sherwin to reinvest profitability than it is for Asian Paints because the U.S. paint market is saturated and slow-growing, while Indian paint consumption is low and fast-growing. The ability to reinvest at good returns is critical to compounding growth.

Another point to consider is that many of the economic growth drivers and competitive conditions in emerging markets arise from local, not global, conditions. While performance has been somewhat correlated in recent years, we believe that unique, local economic circumstances should, over longer periods, result in outcomes that are different from our developed market stock holdings.

Looking more specifically at Columbia Acorn Emerging Markets Fund, it differs from many other emerging market funds because it is focused on small companies. Most emerging market funds focus on the same group of giant companies that are driven by macroeconomic factors. A small-company focus offers an investable universe of thousands of companies and, within that universe, locally exposed niche businesses, such as those in the consumer discretionary, health care and industrials sectors, play a notably bigger role. If an investor is interested in emerging markets for growth and diversification potential, we think it makes more sense to look at smaller companies.

For example, looking at the top 10 stocks in the MSCI Emerging Markets Index, a large-cap emerging market benchmark, Petrobras, the state-owned oil company of Brazil, is largely driven by oil prices, providing little diversification for an investor who already owns Exxon or Total. Samsung is a Korean global technology company included in the index but the forces that move the business are not Korean, or even Asian. It largely depends on developed country revenues, just like Apple or Sony.

Now consider a top holding in our Fund. Localiza Rent A Car is a dominant rental car company in Brazil. As the largest single purchaser of cars in Brazil, it extracts favorable pricing for its fleet on acquisition. When combined with a large, in-house network of used car dealerships, it has better cost control and operating margins than any of its peers and the industry is growing twice as fast as the overall economy.

Another Fund holding, Rand Merchant Insurance (RMI), is a South African property and casualty insurer selling directly to customers, a trail blazed successfully in the United States by GEICO. RMI's distribution model gives it a cost advantage—shown in high underwriting margins—even as South African home and car ownership continues to grow.

Many of us on the Columbia Acorn Emerging Markets Fund team have lived and worked in emerging markets and have been traveling to these countries for years as investors. We are delighted to be managing an emerging market fund that employs the classic Acorn focus and process.

Andreas Waldburg-Wolfegg

Lead Portfolio Manager of Columbia Acorn European Fund

We at CWAM have built a broad knowledge of Europe, as a large portion of Columbia Acorn International is invested there. Back in 1997, management decided to use this knowledge to launch a European fund, which is domiciled in Ireland and distributed in select European countries. Throughout its long involvement in Europe, CWAM has built lasting and deep relationships with company managers, as well as their customers. We think we know Europe and we think we know it well.

What an odd time though, you might say, to launch a European fund. Isn't the area in deep trouble? Aren't British and Irish consumers facing tough times? What about Greece and the future of the euro? We share some of these concerns, but we don't struggle to answer these questions. Instead, we focus on what we do best at CWAM: picking stocks. We believe that despite the current macroeconomic challenges, well-financed companies with a global footprint and strong market share will continue to see opportunities where others see threats. This will be no different in the future than it was in the past. At the beginning of the last decade when the media dubbed Germany the "sick man of Europe," we made various successful investments there, some of which we still hold today. More recently, we've had success investing in Next, a British retailer, despite the morose consumer environment in the United Kingdom. Clearly, not all of our European investments have been winners, but we would argue that when we get it right (or wrong) it's more likely due to company-specifics than macroeconomics.

With $15 trillion of world GDP in 2010, Europe not only is the world's largest economic block, it is also the most densely populated and among its most diverse. Most importantly to us, however, is that it is home to some of what we believe to be the best smaller companies.

European companies hold dominant positions in key growth segments, ranging from machine tools to luxury goods, which offer products and services utilized the world over. For example, Italy's Ansaldo STS, a holding in Columbia Acorn International, provides key technology that is being used in the expansion of the Chinese high-speed rail network, while leather goods manufacturer Tod's delivers a sense of Italian luxury that the Chinese consumer is craving. Tod's is held by Columbia Acorn European Fund and Columbia Acorn International.

The opening of the Iron Curtain in 1989 presented Europeans with many challenges and opportunities. Today, Central and Eastern Europe are peppered with infrastructure projects, a large portion of which are being financed by the European Union. Central and Eastern Europe had an affordable and well-trained workforce that has helped to develop a sturdy and competitive industrial landscape between Gdansk and Budapest. Dutch portfolio holding Aalberts Industries, for example, grasped the opportunity this change provided 20 years ago and today has enviable market share in metal hardening, valves and other industrial applications in Poland and the Czech Republic.

Another reason to launch this fund is that there are few European funds available to U.S. investors that have a smaller company focus. Columbia Acorn European Fund is a more concentrated fund. It provides an alternative exposure to a developed economy that is different from its more diversified big brother, Columbia Acorn International.

The team at CWAM is not only one of the largest teams looking at smaller European companies on either side of the Atlantic, it is also, we believe, one of the most experienced. We think that we have the skills needed to deliver superior investment returns by relying on the time-proven CWAM approach that concentrates on fundamentals and invests for the long run.

Christopher J. Olson

Lead Portfolio Manager of Columbia Acorn International Select

Since we normally discuss quarterly or yearly performance in our reports to shareholders, I thought it might be helpful to take a look at Columbia Acorn International Select's performance and investment style over the past five years. Since September of 2006, we have experienced a number of different markets, from the last portion of the previous bull market (2006-2008), a global equity market collapse (2008-2009), a major global equity market rally (2009-2011) and an increasing period of uncertainty regarding what comes next (2011 to the present). Over this period, Class Z shares of the Fund returned on average a positive 2.51% per year,* outperforming its benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index, which dropped 1.15% on average per year. Large-cap international stocks, as measured by the MSCI EAFE Index, were off 3.46% per year and the broader Lipper International Funds Index was down 2.6% per year. At the same time, the Fund has generated this performance with risk measures (a beta of 0.87 and standard deviation of 21%) below its benchmark and the vast majority of its peers.

We attribute this positive performance to a consistent application of the CWAM investment style, which emphasizes careful stock selection and a fundamental analysis of the risks and potential returns of each stock. As we have discussed before, we pay strict attention to company business models, quality of earnings, competence of management and strength of balance sheets. In a concentrated fund with large weights in individual stocks, stock selection is usually the primary driver of performance. While also spending time looking for great stocks, it is very important to focus on the downside risks that are inherent in every business. It is one thing to make profits from investing; it is another to keep them throughout the various economic and market cycles.

This attention to the downside risks in Fund holdings led me to begin reducing the Fund's weighting in financials in the second half of 2007 and, by the time the crisis hit in 2008, it had a 2% weight in the sector versus 20% in its benchmark. While valuations looked reasonable for the sector, investors were missing the inherent risks on the banks' balance sheets and entirely inappropriate funding structure. The risk to the downside, and potential loss of shareholder funds, was too great to warrant an investment in the sector. Ironically, this was a sector that had helped drive Fund performance through the last bull market in 2006 and 2007, when the Fund was overweight with a 25% allocation to financials, mainly banks. Every investment has a beginning and an end, and it is just as important to pay attention to the last part. While the Fund was down 42% in 2008, it did outperform its benchmark by 3.5% due to its more conservative positioning.

After an approximately 100% rise in the global equity markets from 2009 to 2011, the Fund found itself in a similar position this year, as valuations did not appear to be adequately discounting risk to company earnings from a still wounded global financial system and an uncertain economic outlook. While the Fund had not gone back into the banking sector after the crash, and so has not needed to reduce risk in that sector, I have taken a more cautious view of investments in general. In fact, past economic woes have weighed heavily on the Fund's overweight position in industrial stocks, which detracted from performance four of the last five years. As a result, the Fund is biased toward less cyclical companies, very strong balance sheets, cash generative operations and strong market positions. In a highly uncertain world, a bias toward high and sustainable dividend yields is also appropriate and the underlying stock portfolio's current yield at September 30, 2011, was approximately 3%.

*  Class Z share returns each year at September 30 were: 36.67% in 2007; -26.39% in 2008; -0.35% in 2009; 18.01% in 2010; and -4.31% in 2011.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Chattering Squirrels" are those of the authors and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/11

Alexion Pharmaceuticals	1.8%
Ametek	1.5%
Informatica	1.3%
BioMarin Pharmaceutical	0.9%
Fugro	0.9%
Cepheid	0.8%
IPG Photonics	0.8%
Polycom	0.5%
Hexagon	0.4%
InterMune	0.3%
WABCO Holdings	0.3%

During the third quarter of 2011, the stock market appeared to be dominated by concerns about the economic outlook for much of the world, especially Europe and China. Columbia Acorn Fund fell 19.68% (Class A shares, without sales charge), somewhat less than its primary benchmark, the Russell 2500 Index, which plunged 21.22%. Year to date, the Fund was down 14.06% versus a 14.87% drop in its benchmark. Comparisons against other benchmarks are shown on Page 4.

Many portfolio technology stocks were among the hardest hit in the quarter. Data integration software provider Informatica was the Fund's largest dollar loser, off 30%. Fiber laser producer IPG Photonics was the Fund's second largest dollar loser, down 40%. Another significant dollar dropper was video conferencing equipment provider Polycom, which fell over 40%. All three companies had excellent fundamental results and stock returns in the first half of the year, but do have substantial exposure overseas. Furthermore, IPG was involved in patent litigation, since resolved favorably, and Polycom was subject to concerns about increasing competition, which were confirmed after the end of the third quarter.

Several industrial stocks were also discounted due to macroeconomic uncertainties. Aerospace and industrial instruments maker Ametek fell 26%. Design and measurement equipment provider Hexagon fell especially hard, down 47% on fears of its exposure to emerging markets. Both companies had reported fine first half results and, as of press time, we've seen no significant fundamental slowdown for either company. Truck components supplier WABCO Holdings fell 45% despite management's September 8 disclosure of increasing orders and low dealer inventories.

Drug companies accounted for all three top dollar winners in the quarter. Alexion Pharmaceuticals jumped 36%. It announced a surprisingly positive clinical study suggesting that its auto-immune drug, Soliris, is effective in treating a severe neurological condition. Should Soliris be approved for that purpose, we believe its sales potential would double. Orphan drug developer BioMarin Pharmaceutical gained 17% while molecular diagnostic instrument producer Cepheid rose 12%. BioMarin's drug pipeline appeared increasingly positive while Cepheid had good financial results and increased its guidance for the year. On the downside, InterMune plunged 44% as management quashed takeover speculation.

Columbia Acorn Fund's international stocks underperformed the Fund's domestic stocks in the quarter, dropping 24%. Hexagon, mentioned above, was the largest international dollar loser. Following closely was offshore oil service company Fugro, which fell 30% on disappointing results. Demand is somewhat weaker than expected, resulting in underutilization of capacity. Foreign stocks accounted for 10.0% of Columbia Acorn Fund's assets at the end of the quarter, down from 10.8% at end of the half and 12.6% at the end of 2010.

A year ago we discussed concerns about the economy and noted: "Based on what our real-world companies are telling us, our current opinion is that slow growth will persist..." Slow growth did indeed persist. Reports from our companies remain generally, but not universally, positive. Given current stock valuations, if world leaders begin solving economic concerns, we think stocks should perform well.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Fund

At a Glance (Class A Shares - LACAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through September 30, 2011

Inception 10/16/00		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	-14.06 -18.99%	-1.62 -7.26%	1.25 0.07%	8.67 8.03%
Returns after taxes on distributions	NAV POP	-14.20 -19.13	-2.20 -7.81	0.62 -0.56	8.15 7.51
Returns after taxes on distributions and sale of fund shares	NAV POP	-8.91 -12.13	-0.12 -3.84	1.12 0.11	7.69 7.11
Russell 2500 Index**(pretax)		-14.87	-2.22	0.19	7.08

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.07%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 9/30/11

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 9/30/11

1.	lululemon athletica Premium Active Apparel Retailer	2.4%
2.	Alexion Pharmaceuticals Biotech Focused on Orphan Diseases	1.8%
3.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.5%
4.	Crown Castle International Communications Towers	1.5%
5.	Donaldson Industrial Air Filtration	1.5%
6.	Mettler Toledo Laboratory Equipment	1.5%
7.	Ametek Aerospace/Industrial Instruments	1.5%
8.	Abercrombie & Fitch Teen Apparel Retailer	1.4%
9.	Informatica Enterprise Data Integration Software	1.3%
10.	tw telecom Fiber Optic Telephone/Data Services	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class A)

October 16, 2000 through September 30, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2500 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $15.1 billion

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/11

Hexagon	1.0%
Gree	0.6%
Rheinmetall	0.6%
Japan Airport Terminal	0.6%

Columbia Acorn International was down 18.31% (Class A shares, without sales charge) in the third quarter of 2011, which brought the year-to-date return through September to negative 15.98%. The Fund was modestly ahead of its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index, in both periods. Results were strongly shaped by the month of September, during which the Fund fell 13.16% as anxiety about European sovereign debt reached a fever pitch.

Unsurprisingly, continental European holdings led the decline, losing almost one-fourth of their value in the third quarter. Globally, stocks exposed to the industrial cycle—capital goods, automobiles and components, energy and materials—also fared poorly, as investors braced for a possible economic contraction not yet factored into expectations. Swedish measurement equipment manufacturer Hexagon has been a core holding in the Fund for many years, and is reflective of the high-quality businesses that we try to buy at reasonable prices. Its stock fell a stunning 47% during the third quarter, even after reporting solid growth and record profitability in the second quarter of its fiscal year. Rheinmetall, a German automotive supplier and defense contractor, was also down 47%, despite hiking its own earnings targets for the year as recently as July.

Japan was a strong relative outperformer in the quarter, with modest losses buoyed by a strengthening yen. Some Japanese stocks were even up a lot, which demonstrates the advantages of geographic diversification within the portfolio, paying close attention to valuation, and taking reigning macroeconomic views with a grain of salt. Japan Airport Terminal, which operates Tokyo's second largest international airport, returned over 28% on improved international passenger volumes. Gaming company Gree was up 40% after posting higher than expected growth in its most recent quarter. Investors are also excited about the company's ability to shift the business toward internally developed games, and about the potential smartphones have to make these games more fun, which could further drive game penetration and pricing.

We are standing by, along with the rest of the world, waiting for European policymakers to manage the risks of sovereign default. While we appreciate the extremely negative consequences of an uncontained default—first on European banks and then on the global economy—we are convinced that the main architects of the common currency are unlikely to let the situation devolve to that point, as it would put the very existence of the currency at risk. The euro is, in our opinion, foremost a political, not economic, institution and the breakup of the Eurozone would register a reversal of a half century-long project of postwar European integration. We believe that key creditor states will be willing to pay for the mistakes of debtor states to avoid such an outcome. Indeed, in the case of default, creditor states would be obliged to pay for these mistakes anyway through the necessary recapitalization of their own banks, which hold much of the toxic debt. Debtor states, therefore, have considerable leverage, which complicates the protracted negotiation, as does defining new limits in the Eurozone on fiscal sovereignty at the national level, a likely product of the crisis.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International

At a Glance (Class A Shares - LAIAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through September 30, 2011

Inception 10/16/00		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	-15.98 -20.80%	-8.86 -14.10%	2.17 0.97%	10.94 10.29%
Returns after taxes on distributions	NAV POP	-16.69 -21.47	-9.59 -14.79	1.41 0.22	10.45 9.80
Returns after taxes on distributions and sale of fund shares	NAV POP	-10.28 -13.42	-5.42 -8.84	1.88 0.85	9.84 9.23
S&P Global Ex-US Between $500M and $5B Index** (pretax)		-17.56	-8.84	1.77	12.15

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.35%. Effective August 12, 2011, the Funds' transfer agent contractually agreed, through August 14, 2013, to waive a portion of total annual Fund operating expenses attributable to transfer agency fees incurred by Class A shares of Columbia Acorn International such that total annual Fund operating expenses will be reduced by 0.04% for Class A shares of the Fund.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 9/30/11

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 9/30/11

1.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.4%
2.	Melco Crown Entertainment (Hong Kong) Macau Casino Operator	1.1%
3.	Zhaojin Mining Industry (China) Gold Mining & Refining in China	1.0%
4.	Alexion Pharmaceuticals (United States) Biotech Focused on Orphan Diseases	1.0%
5.	Vopak (Netherlands) World's Largest Operator of Petroleum & Chemical Storage Terminals	1.0%
6.	Gemalto (France) Smart Card Products & Solutions	1.0%
7.	Olam International (Singapore) Agriculture Supply Chain Manager	1.0%
8.	Localiza Rent A Car (Brazil) Car Rental	1.0%
9.	Imtech (Netherlands) Electromechanical & Information & Communications Technologies Installation & Maintenance	1.0%
10.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

October 16, 2000 through September 30, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Global Ex-U.S. Between $500M and $5B Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $5.5 billion

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/11

Informatica	2.6%
Ametek	2.2%
Nordson	2.1%
Alexion Pharmaceuticals	1.7%
II-VI	1.5%
Cepheid	1.2%
BioMarin Pharmaceutical	1.2%
Atmel	1.1%
Polycom	0.6%
Akorn	0.4%
Acorn Energy	0.2%

Columbia Acorn USA fell 22.26% (Class A shares, without sales charge) in the third quarter of 2011, performing in line with the 21.87% drop of its primary benchmark, the Russell 2000 Index. Year to date, the Fund was off 15.29% versus a 17.02% drop for its benchmark. Markets tumbled as the U.S. credit rating downgrade and the seemingly never-ending crisis in Europe dominated headlines and fueled investor fears.

The Fund's portfolio got caught up in the general riot of selling, crushing stocks that, for the most part, reported solid numbers during the quarter. For example, Informatica, a provider of enterprise data integration software, announced second quarter revenue growth of 24%. Atmel, a leader in touchscreen microcontrollers, reported revenues up 22%. Ametek, a manufacturer of aerospace and industrial instruments, saw revenue growth of 28%. And how did the market respond to these strong revenue gains? By sending the stocks down 26% to 43%, demonstrating the disconnect between current economic reality and the perception of macroeconomic strain.

Two Fund holdings did decline after announcing weaker than expected sales. Nordson, a producer of dispensing systems for adhesives and coatings, fell 27%. II-VI, a manufacturer of laser optics and specialty materials, fell 32%. While results did not meet expectations, both stocks did have sales growth (12% and 16%, respectively). Polycom, a provider of video conferencing equipment, suffered from concerns that competition was heating up, sending its stock down over 40% for the quarter.

Two groups positively affected Fund performance during the quarter, the first being biotech and life sciences stocks. Alexion Pharmaceuticals gained 36% and BioMarin Pharmaceutical rose 17%. Alexion was boosted by a clinical study indicating that its primary drug, Soliris, is effective in treating a severe neurological condition. BioMarin manufactures a number of drugs that have been effective in treating several rare genetic diseases. Cepheid, a provider of molecular diagnostic equipment, has had strong sales of its automated genetic testing instruments, which helped drive its stock up 12%.

While investing in stocks that contain our favorite moniker is not a Fund theme, we were pleased to see that the other "group" that helped performance was the Acorns. Akorn, with a "k," develops, manufactures and distributes generic drugs. Its stock was up 12% in the quarter. Acorn Energy, a natural gas services provider, gained 15%.

The downdraft in the market has made stocks cheaper, but we have seen very little impact to the long-term earnings power of many of the Fund's companies. Historically, when stock prices unhinge from fundamentals and fall in dramatic fashion, it has been a propitious time to invest.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn USA

At a Glance (Class A Shares - LAUAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through September 30, 2011

Inception 10/16/00		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	-15.29 -20.16%	-1.44 -7.09%	-0.79 -1.96%	5.97 5.34%
Returns after taxes on distributions	NAV POP	-15.29 -20.16	-1.44 -7.09	-1.13 -2.29	5.67 5.04
Returns after taxes on distributions and sale of fund shares	NAV POP	-9.94 -13.10	-0.93 -4.61	-0.64 -1.62	5.25 4.68
Russell 2000 Index**(pretax)		-17.02	-3.53	-1.02	6.12

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.30%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 9/30/11

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 9/30/11

1.	lululemon athletica Premium Active Apparel Retailer	2.7%
2.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.6%
3.	Informatica Enterprise Data Integration Software	2.6%
4.	Ametek Aerospace/Industrial Instruments	2.2%
5.	Micros Systems Information Systems for Hotels, Restaurants & Retailers	2.2%
6.	Nordson Dispensing Systems for Adhesives & Coatings	2.1%
7.	IPG Photonics Fiber Lasers	2.1%
8.	Abercrombie & Fitch Teen Apparel Retailer	2.0%
9.	Atwood Oceanics Offshore Drilling Contractor	1.9%
10.	tw telecom Fiber Optic Telephone/Data Services	1.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class A)

October 16, 2000 through September 30, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2000 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.4 billion

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/11

Kansai Paint	5.5%
Chemring	3.3%
NHN	2.7%
Hexagon	2.3%
Archipelago Resources	2.0%
Asahi Diamond Industrial	2.0%
Gree	1.5%
Rheinmetall	1.5%
Israel Chemicals	1.4%
Ain Pharmaciez	1.3%

Columbia Acorn International Select ended the third quarter of 2011 down 14.74% (Class A shares, without sales charge), outperforming the 18.15% drop of its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. Year to date, the Fund was down 11.72%, while its benchmark fell 14.85%. Concerns about the European debt crisis and a possible double-dip recession in the United States caused markets to drop sharply late in the quarter.

Japanese holdings were, once again, strongly represented among the Fund's top contributors due to strong stock selection. Gree, a mobile social networking game developer, rose 36% in the Fund during the quarter. Gree announced higher than expected growth due to the increasing use of smartphones, greater popularity of social networking sites, and the migration of consumer spending from PC-based gaming to mobile phone gaming. Kansai Paint, a paint producer distributing to Japan, India, China and Southeast Asia, was up 5% in the quarter as it stood out with its strong balance sheet and cheap valuation. Ain Pharmaciez, a Japanese drugstore operator, gained 7% in the quarter based on its more defensive nature and better than expected earnings report.

Outside of Japan, NHN, a South Korean online search engine, gained nearly 9% as it released new online game categories and expanded its geographical reach outside of South Korea. Archipelago Resources, a UK-listed gold miner, rose 8% on the successful opening of its flagship Indonesian mine and the installation of a new, well-respected CEO.

Two big detractors to Fund returns in the quarter were European stocks. Swedish measurement equipment manufacturer Hexagon fell 47%. The company reported solid growth and record profitability but its stock fell along with the European markets. Rheinmetall, a German automotive parts supplier and defense contractor, also declined with investor sentiment toward Europe. Its stock fell 47% despite raising earnings projections. In the United Kingdom, another defense contractor, Chemring, fell 20% on the back of further defense cut fears.

Elsewhere, Israel Chemicals, an Israeli chemical producer, fell 25% due to emerging market outflows, political risk aversion and fears surrounding remediation costs near the company's evaporation ponds. Asahi Diamond Industrial, a Japanese manufacturer of consumable diamond tools, lost its sparkle after last quarter's strong performance, falling 36% on fears of slowing global growth.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International Select

At a Glance (Class A Shares - LAFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through September 30, 2011

Inception 10/16/00		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	-11.72 -16.80%	-4.71 -10.18%	2.15 0.95%	10.23 9.57%
Returns after taxes on distributions	NAV POP	-12.05 -17.11	-4.98 -10.43	1.83 0.63	10.07 9.42
Returns after taxes on distributions and sale of fund shares	NAV POP	-7.58 -10.88	-2.92 -6.48	1.89 0.86	9.21 8.61
S&P Developed Ex-US Between $2B and $10B Index** (pretax)		-14.85	-6.54	-1.15	9.14

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.56%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 9/30/11

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets, as of 9/30/11

1.	Ascendas REIT (Singapore) Singapore Industrial Property Landlord	5.5%
2.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	5.5%
3.	Far Eastone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	4.5%
4.	Mapletree Industrial Trust REIT (Singapore) Industrial Property Landlord	4.4%
5.	Seven Bank (Japan) ATM Processing Services	3.6%
6.	Chemring (United Kingdom) Defense Manufacturer of Countermeasures & Energetics	3.3%
7.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	3.0%
8.	Zhaojin Mining Industry (China) Gold Mining & Refining in China	2.8%
9.	JLT Group (United Kingdom) International Business Insurance Broker	2.7%
10.	NHN (South Korea) South Korea's Largest Online Search Engine	2.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

October 16, 2000 through September 30, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Developed Ex-U.S. Between $2B and $10B Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $366.9 million

Columbia Acorn Select

In a Nutshell

Ben Andrews	Robert A. Chalupnik

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/11

Hertz	5.0%
CNO Financial Group	4.7%
WNS	3.8%
Sanmina-SCI	3.1%
Skullcandy	0.3%
Horizon Pharma	0.1%

Columbia Acorn Select fell 23.60% (Class A shares, without sales charge) in the third quarter of 2011 and, year to date, was off 23.69% as of the end of September. The S&P MidCap 400 Index, the Fund's primary benchmark, was down 19.88% in the third quarter and year-to-date performance was off 13.02%. The large-cap S&P 500 Index fell 13.87% in the third quarter and was down 8.68% year to date.

Stock market performance has been very volatile lately, with a percent or more move up or down each day becoming common. The drivers of these movements seem to be the potential fallout from the Eurozone debt crisis, as well as a tremendous amount of uncertainty about the health of our domestic economy. This uncertainty, or fear factor, is affecting certain types of stocks more than others. Unfortunately, the Fund owns a handful of the more-affected stocks.

In 2008, we saw big valuation disparities between different types of stocks as well. The freezing of credit markets in 2008 caused companies with debt to go down much more than companies without it. This time around, it seems that many investors are acting like the United States is going to experience another 2008-type crisis. Investors have pushed down the valuations of groups of stocks that they think will suffer more in a crisis environment.

Looking at a sampling of the Fund's portfolio, we see that its investments in Hertz and Sanmina-SCI, as well as Colombian oil companies, have been drastically slashed by the market. These stocks have traded down much more than the average stock, but at least one thing is different now than in 2008: the fundamentals of these companies have remained relatively strong. We believe that the severe sell-off in their share prices is based on a perceived fear rather than current poor fundamentals. We also believe that these companies have improved their balance sheets and competitive position since 2008. We think this fear is overblown. These stocks are priced as if we are in a rough recession but we don't believe we will have a 2008-type crisis this year or next year. If this is true, then we believe many of the Fund's stocks that are being priced like the world is going to stop revolving could rally back strongly.

Looking at the larger positive and negative drivers in the quarter, WNS added 0.7% to Fund overall performance while Hertz cost the Fund 3%. CNO Financial Group cost the overall portfolio 1.6% and Sanmina-SCI cost it 1.5% in the quarter.

During the quarter we sold out of two positions and purchased two new companies. The sales: Navigant Consulting, whose fundamentals continued to disappoint, and Chemspec, which had a management-led leveraged buyout. On the buy side, we added Horizon Pharma and Skullcandy, two busted IPOs that we deemed to be undervalued with positive fundamentals.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Select

At a Glance (Class A Shares - LTFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through September 30, 2011

Inception 10/16/00		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	-23.69 -28.07%	-13.05 -18.06%	-1.16 -2.32%	6.47 5.84%
Returns after taxes on distributions	NAV POP	-24.08 -28.44	-13.49 -18.48	-1.46 -2.62	6.21 5.58
Returns after taxes on distributions and sale of fund shares	NAV POP	-15.34 -18.19	-8.41 -11.68	-0.98 -1.96	5.68 5.11
S&P MidCap 400 Index** (pretax)		13.02	-1.28	2.20	7.50

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.28%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 9/30/11

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 9/30/11

1.	Discover Financial Services Credit Card Company	6.5%
2.	Hertz Largest U.S. Rental Car Operator	5.0%
3.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4.7%
4.	Abercrombie & Fitch Teen Apparel Retailer	4.4%
5.	Crown Castle International Communications Towers	4.1%
6.	Ametek Aerospace/Industrial Instruments	4.1%
7.	WNS (India) Offshore Business Process Outsourcing Services	3.8%
8.	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	3.6%
9.	Coach Designer & Retailer of Branded Leather Accessories	3.4%
10.	Safeway Supermarkets	3.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class A)

October 16, 2000 through September 30, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P MidCap 400 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.3 billion

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund fell 6.93% (Class A shares, without sales charge) in the third quarter of 2011, outperforming the 13.87% drop of its primary equity benchmark, the S&P 500 Index, and underperforming the 3.82% increase of the Fund's primary debt benchmark, the Barclays Capital U.S. Aggregate Bond Index. Year to date, the Fund was down 2.80% while the S&P 500 Index was off 8.68% and the Barclays index rose 6.65%.

The Fund hit five reallocation triggers during the third quarter. Two of these movements increased exposure to stock funds, as the Fund bought on the weakness in equities. The largest single increase was from 50% to 70% into stock funds in early August, as the Fund's "31-day Rule" fortuitously prevented the Fund from increasing equities earlier during the market rout.* In September, stocks regained some ground causing the Fund to raise its income exposure. Columbia Thermostat Fund ended the period with a 65% exposure to its underlying stock funds and 35% exposure to its underlying bond funds.

The bond portion of the portfolio outperformed the equity portion in this volatile quarter with a 2.24% weighted average return versus a 16.42% weighted average loss for equities. Columbia U.S. Treasury Index Fund was the top performing holding for the quarter, up 6.40%. Year-to-date results were similar with leading gains coming from the bond portion of the portfolio, while the equity portion showed losses for all stock fund holdings and a weighted loss for the year-to-date period.

Market moves in the third quarter were impacted by investor sentiment as dire headlines caused investors to run for cover. The price ranges and allocation levels used by Columbia Thermostat Fund are designed to remove investor emotion from the investment process and automatically buy stock funds when the market is down and sell when the market rises.

*As stated in the Fund's prospectus, the 31-day Rule prohibits a reversal within 31 days. Because the Fund bought bond funds in early July, it could not add to stock funds until 31 days had passed.

Results of the Funds Owned in Columbia Thermostat Fund as of September 30, 2011

Stock Funds	Weighting	3rd	Year to
Fund	in category	quarter	date
Columbia Acorn International, Class I	20%	-18.20%	-15.70%
Columbia Dividend Income Fund, Class I	20%	-10.48%	-5.05%
Columbia Acorn Fund, Class I	15%	-19.65%	-13.85%
Columbia Marsico Growth Fund, Class I	15%	-16.20%	-10.93%
Columbia Acorn Select, Class I	10%	-23.43%	-23.40%
Columbia Contrarian Core Fund, Class I	10%	-15.99%	-11.24%
Columbia Large Cap Enhanced Core Fund, Class I	10%	-13.37%	-6.52%
Weighted Average Equity Loss	100%	-16.42%	-12.06%
Bond Funds	Weighting	3rd	Year
Fund	in category	quarter	to date
Columbia Intermediate Bond Fund, Class I	50%	2.39%	5.09%
Columbia U.S. Treasury Index Fund, Class I	30%	6.40%	8.56%
Columbia Income Opportunities Fund, Class I	20%	-4.23%	-0.03%
Weighted Average Income Return	100%	2.24%	5.13%

Columbia Thermostat Fund
Rebalancing in the Third Quarter

July 8, 2011	50% stocks, 50% bonds
August 8, 2011	70% stocks, 30% bonds
August 9, 2011	75% stocks, 25% bonds
September 9, 2011	70% stocks, 30% bonds
September 16, 2011	65% stocks, 35% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment adviser's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund

At a Glance (Class A Shares - CTFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through September 30, 2011

Inception 3/3/03		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	-2.80 -8.40%	4.40 -1.63%	3.26 2.05%	6.81 6.07%
Returns after taxes on distributions	NAV POP	-3.21 -8.79	3.90 -2.10	2.04 0.85	5.64 4.91
Returns after taxes on distributions and sale of fund shares	NAV POP	-1.80 -5.45	2.94 -0.98	2.23 1.20	5.42 4.76
S&P 500 Index** (pretax)		-8.68	1.14	-1.18	5.60
Barclays Capital U.S. Aggregate Bond Index** (pretax)		6.65	5.26	6.53	5.24
Lipper Flexible Portfolio Funds Index (pretax)		-7.00	-0.22	1.97	6.57

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary stock and bond benchmarks.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual fee waiver and expense reimbursement with CWAM that expires April 30, 2012. Class A expense ratios without and with the contractual waiver/reimbursement, including fees and expenses associated with the Fund's investment in other investment companies, are 1.52% and 1.29%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 9/30/11

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 9/30/11

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Marsico Growth Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Contrarian Core Fund, Class I	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class I	50%
Columbia U.S. Treasury Index Fund, Class I	30%
Columbia Conservative High Yield Fund, Class I	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

March 3, 2003 through September 30, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $135.0 million

Columbia Acorn Emerging Markets Fund

In a Nutshell

Fritz Kaegi	Stephen Kusmierczak

Lead Portfolio Manager	Lead Portfolio Manager

P. Zachary Egan	Louis J. Mendes

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/11

Komercni Banka	2.5%
Kansai Paint	1.4%
Melco Crown Entertainment	1.3%
China Yurun Food	0.4%

As of the 2011 third quarter end, Columbia Acorn Emerging Markets Fund was down 11.60% (Class A shares, without sales charge) since its inception on August 19, 2011, outperforming its primary benchmark, the S&P Emerging Markets Between $500M and $5B Index, by 2.68%.

During the Fund's six-week performance period, most of its stocks lost value, although there were a few with positive absolute returns. Kansai Paint, a Japanese paint company making the majority of its profits in emerging markets, was up over 8%. One of the leading banks in the Czech Republic, Komercni Banka, was up about 4% on diminished worries about European credit risk and undercapitalized banks. The Czech Republic has not experienced the credit excesses observed in many developed markets and the bank appears substantially better funded than its EU peers.

Two of the most significant performance detractors were in China. China Yurun Food, an integrated pork producer, is one of the country's top three meat processors. Its shares dropped 54% as the company has been unable to pass on record high hog prices, squeezing margins. Melco Crown Entertainment operates casinos in Macau, a gaming market now estimated to be four times as large as Las Vegas. Melco's shares fell 33% following concerns that China's economy is slowing.

In this first quarterly report, we want to share some information on how we construct the Fund. At CWAM, analysts drive our Funds' stock selection. We want the people closest to our investments to take ownership of their decisions and not feel they have to cater to the prejudices (actual or perceived) of the portfolio managers. We as portfolio managers allocate capital among the analysts, are analysts in our own right, and control the Fund's sector and country weights. CWAM analysts try to avoid short-term macro prognostications, since we believe the insight we can achieve at the company level is a lot better than at the national or global level.

The Fund's portfolio has some notable weighting differences from its benchmark. It is meaningfully overweight in the consumer discretionary sector, so our stocks are more exposed to important, and likely durable, trends creating prosperity in emerging markets: urbanization, better education, more effective capital deployment and increasing labor participation by women. Growing incomes in emerging markets should enable consumers to spend more, which we believe will increase valuations of our portfolio companies. On the other hand, the Fund is underweight financials. We've tried to focus on owning companies with defensible business models and higher quality balance sheets, with a goal to outperform the Fund's benchmark in falling markets and keep up in strong bull markets.

In this period of extreme volatility, we see considerable opportunity in emerging markets. Valuations look reasonable compared to developed market peers and historical prices. We think short-term market disruptions provide an attractive entry point for many emerging market equities.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Emerging
Markets Fund

At a Glance (Class A Shares - CAGAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through September 30, 2011

Inception 8/19/11		Life of fund*
Returns before taxes	NAV POP	-11.60 -16.68%
Returns after taxes on distributions	NAV POP	-11.60 -16.68
Returns after taxes on distributions and sale of fund shares	NAV POP	-7.54 -10.84
S&P Emerging Markets Between $500M and $5B Index (pretax)**		-14.28

All results shown assume reinvestment of distributions.

*Reflects performance from Fund inception on 8/19/11 through 9/30/11.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; Class A share expense ratios without and with the contractual waiver/reimbursement are 1.96% and 1.85%, respectively.

Columbia Acorn Emerging Markets Fund Portfolio Diversification

as a percentage of net assets, as of 9/30/11

Columbia Acorn Emerging Markets Fund Regional Diversification

as a percentage of equity, as of 9/30/11

Columbia Acorn Emerging Markets Fund Top 10 Holdings

as a percentage of net assets, as of 9/30/11

1.	Adcock Ingram Holdings (South Africa) Manufacturer of Pharmaceuticals & Medical Supplies	2.8%
2.	Archipelago Resources (United Kingdom) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2.6%
3.	Ace Indonesia (Indonesia) Home Improvement Retailer	2.6%
4.	Alliance Grain Traders (Canada) Global Leader in Pulse Processing & Distribution	2.6%
5.	Komercni Banka (Czech Republic) Leading Czech Universal Bank	2.5%
6.	Coronation Fund Managers (South Africa) South African Fund Manager	2.4%
7.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	2.4%
8.	Grupo Aeroportuario del Sureste (Mexico) Mexican Airport Operator	2.3%
9.	Dufry Group (Switzerland) Operates Airport Duty Free & Duty Paid Shops	2.3%
10.	Localiza Rent A Car (Brazil) Car Rental	2.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Total Net Assets of the Fund:
$2.6 million

Columbia Acorn European Fund

In a Nutshell

Andreas Waldburg-Wolfegg	Stephen Kusmierczak

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/11

Charles Taylor	2.3%
Vopak	2.3%
JLT Group	2.1%
Workspace Group	1.1%
Elringklinger	1.1%
Shaftesbury	0.1%

August 2011 may appear to be an odd time to launch a European fund. As Zach Egan and Louis Mendes point out in the Columbia Acorn International "Nutshell," barely a week after the Fund's launch, European equities saw sharp declines, the sharpest anywhere in the world in that period. It looks as if we kept to the advice attributed to Martin Luther: When everybody predicts the end of the world, go and plant an apple tree.

And plant we did. In assembling Columbia Acorn European Fund, we looked very closely at the stocks that we've been following in other CWAM-advised funds. It may not come as a total surprise that we opted to underweight financials in the Fund versus its primary benchmark, the S&P Europe Between $500M and $5B Index, which has a financials weighting of 21%. The financials the Fund does own—roughly a 9% weighting—are as far removed from "ordinary" finance companies as possible. The five stocks the Fund owns in this segment all operate in niches that we believe will continue to grow throughout the euro crisis, and we don't own a single bank at the moment. The Fund's two largest positions in this segment are JLT Group and Charles Taylor, both based in the United Kingdom. Both companies provide specialized services to the insurance industry worldwide and therefore should only be marginally affected by the vagaries of the euro-area. The Fund also owns two real estate companies with interesting portfolios of assets. Shaftesbury concentrates on prime retail properties in greater London and Workspace Group has a portfolio of affordable, short-term lease properties.

Another large underweight is consumer staples (5% of the benchmark), where we have had a hard time finding both interesting business models and attractive valuations. In the consumer discretionary sector, on the other hand, we've been able to assemble a collection of interesting businesses at very attractive prices and are slightly overweight versus the benchmark. Businesses the Fund owns in this segment include Elringklinger, a German company dominating several niche-like markets in the automotive industry.

The Fund's two largest overweights versus the benchmark are industrials and information technology. Both are the result of stock-specific selections. We would argue, for instance, that Vopak, the Netherlands-based global provider of storage capacities for the oil and gas industry, should not be classified as an industrial, and yet it is. Nevertheless, we believe the companies that we've selected in this segment are well-managed and we have followed them for a number of years.

After only six weeks of trading, the Fund's 5.90% (Class A shares, without sales charge) drop outperformed its benchmark, which fell 7.55% for the same period. The Fund's positioning gives us great confidence: a collection of businesses that we believe have strong market share, display above-average operating metrics, and possess business models that we believe should allow them to gain market share in a possible downturn in their respective markets.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn
European Fund

At a Glance (Class A Shares - CAEAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through September 30, 2011

Inception 8/19/11		Life of fund*
Returns before taxes	NAV POP	-5.90 -11.31%
Returns after taxes on distributions	NAV POP	-5.90 -11.31
Returns after taxes on distributions and sale of fund shares	NAV POP	-3.84 -7.35
S&P Europe Between $500M and $5B Index (pretax)**		-7.55

All results shown assume reinvestment of distributions.

*Reflects performance from Fund inception on 8/19/11 through 9/30/11.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; Class A share expense ratios without and with the contractual waiver/reimbursement are 1.89% and 1.75%, respectively.

Columbia Acorn European Fund Portfolio Diversification

as a percentage of net assets, as of 9/30/11

Columbia Acorn European Fund Country Diversification

as a percentage of equity, as of 9/30/11

Columbia Acorn European Fund Top 10 Holdings

as a percentage of net assets, as of 9/30/11

1.	1000mercis (France) Interactive Advertising and Marketing	4.9%
2.	Geberit (Switzerland) Plumbing Supplies	3.4%
3.	Gemalto (France) Smart Card Products & Solutions	3.3%
4.	Chemring (United Kingdom) Defense Manufacturer of Countermeasures & Energetics	3.0%
5.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	2.9%
6.	Wirecard (Germany) Online Payment Processing & Risk Management	2.8%
7.	Sweco (Sweden) Engineering Consultants	2.7%
8.	Neopost (France) Postage Meter Machines	2.7%
9.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	2.5%
10.	Imtech (Netherlands) Electromechanical & Information & Communications Technologies Installation & Maintenance	2.4%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Total Net Assets of the Fund:
$1.6 million

Columbia Acorn Fund

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	06/30/11	09/30/11
Purchases
Information
Atmel	8,130,000	9,065,000
Boingo Wireless	1,200,000	1,400,000
Carbonite	0	362,577
Constant Contact	1,950,000	2,350,000
Finisar	1,725,000	1,905,000
Gemalto (France)	0	230,000
Genpact	781,635	1,575,000
iGATE	2,900,000	3,307,204
ON Semiconductor	5,117,000	6,202,000
Polycom	2,455,000	4,130,000
RPX	0	505,000
Syntel	580,000	680,000
Tangoe	0	313,100
TIBCO	1,381,600	2,000,000
TriQuint Semiconductor	1,750,000	2,290,000
Verisk Analytics	900,000	1,400,000
WNS - ADR (India)	1,027,147	1,076,353
Consumer Goods & Services
Cavco Industries	415,000	460,000
CTS Eventim (Germany)	173,436	320,000
GLG Life Tech (Canada)	1,200,000	1,750,000
HomeAway	1,289,880	1,400,000
lululemon athletica	3,991,265	7,490,000
New Oriental Education & Technology - ADR (China)	200,000	800,000
Pinnacle Entertainment	3,400,000	3,950,000
PVH	0	1,410,000
Skullcandy	0	975,000
Teavana	0	971,500
Thor Industries	1,980,000	2,180,000
Vail Resorts	1,250,000	1,470,000
Industrial Goods & Services
Acorn Energy	0	1,336,001
Albemarle	1,650,000	1,750,000
Chicago Bridge & Iron	0	1,725,000
Clean Harbors	280,000	560,000
FMC Corporation	650,000	760,000
Generac	1,600,000	1,667,021
GrafTech International	2,340,000	4,000,000
Kennametal	2,900,000	3,200,000
Waste Connections	1,672,500	2,400,000
Energy & Minerals
Black Diamond Group (Canada)	528,300	1,056,600
Celtic Exploration (Canada)	175,400	631,000
Crew Energy (Canada)	484,500	847,000

	Number of Shares
	06/30/11	09/30/11
Duluth Exploration - Special Warrants (Canada)	0	500,000
Duluth Metals (Canada)	3,816,400	7,500,000
Mongolian Mining (Hong Kong)	5,215,500	12,000,000
Finance
Artio Global Investors	0	1,000,000
City National	1,145,000	1,275,000
CNO Financial Group	9,400,000	11,900,000
Delphi Financial Group	1,000,000	1,200,000
Eaton Vance	3,391,000	3,700,000
Enstar Group	33,746	150,000
First Busey	4,056,427	4,299,507
H & E Equipment Services	3,000,000	3,400,000
TrustCo Bank	0	779,305
Wright Express	0	100,000
Health Care
Adcock Ingram Holdings (South Africa)	2,393,955	2,859,820
Akorn	4,000,000	4,788,400
Alimera Sciences	1,818,154	2,040,000
eResearch Technology	4,250,000	4,900,000
Gen-Probe	700,000	860,000
HealthSouth	0	1,725,000
Hill-Rom Holdings	0	625,100
HMS Holdings	400,000	850,000
Horizon Pharma	0	870,000
Mednax	0	665,000
Raptor Pharmaceutical	0	3,455,000
Seattle Genetics	4,181,000	4,200,000
Other Industries
Associated Estates Realty	2,700,000	3,000,000
St. Joe	699,701	1,000,000
Summit Hotel Properties	1,481,994	1,500,000

	Number of Shares
	06/30/11	09/30/11
Sales
Information
Actuate	1,500,000	0
Acxiom	1,560,000	0
Applied Micro Circuits	1,650,000	0
Blackboard	1,700,000	0
Blue Coat Systems	313,300	0
Crown Castle International	6,000,000	5,700,000
Dolby Laboratories	815,000	605,000
Entegris	5,000,000	4,000,000
FLIR Systems	600,000	0
Hong Kong Exchanges and Clearing (Hong Kong)	750,000	0
IMAX (Canada)	1,400,000	1,250,000
MetroPCS Communications	1,000,000	600,000
Navigant Consulting	3,100,000	3,000,000
Paetec Holding	9,600,000	9,000,000
Salem Communications	1,541,000	1,533,400
Spanish Broadcasting System	2,400,000	177,700
SRA International	1,583,750	0
Supertex	935,000	644,280
TheStreet.com	1,000,000	656,585
Tyler Technologies	2,000,000	1,700,000
WMS Industries	2,100,000	1,741,367
Consumer Goods & Services
Avis Budget Group	4,600,000	4,000,000
Blue Nile	62,784	0
Chico's FAS	1,933,750	0
Crocs	1,400,000	580,000
Diamond Foods	1,170,000	1,050,000
Expedia	3,900,000	3,100,000
Guess?	1,980,000	1,455,000
Hansen Natural	1,900,000	1,780,000
Herman Miller	2,800,000	2,250,000
ITT Educational Services	350,000	300,000
P.F. Chang's China Bistro	480,000	0
Penn National Gaming	1,590,000	1,100,000
Phillips-Van Heusen	1,410,000	0
Talbots	828,500	0
True Religion Apparel	2,047,000	1,747,000
Universal Technical Institute	1,700,000	1,400,000
Zuoan Fashion (China)	100,197	36,037
Industrial Goods & Services
Albany International	1,100,000	900,000
Clarcor	2,565,000	2,325,000
Greif	350,000	0
Hutchison Port Holdings Trust (Hong Kong)	10,000,000	0

	Number of Shares
	06/30/11	09/30/11
Ibiden (Japan)	600,000	0
Jain Irrigation Systems (India)	3,500,000	3,450,000
Mersen (France)	524,000	495,086
Mine Safety Appliances	1,300,000	926,962
Nalco	831,000	0
Neopost (France)	287,000	265,907
Novozymes (Denmark)	340,000	305,000
Oshkosh Corporation	3,650,000	2,675,000
Republic Services	1,000,000	0
Sika (Switzerland)	10,000	8,000
Simpson Manufacturing	360,073	0
TrueBlue	1,050,000	0
UTI Worldwide	1,000,000	750,000
Watsco	100,000	0
WW Grainger	900,000	605,000
Energy & Minerals
Carrizo Oil & Gas	293,000	0
Core Labs (Netherlands)	641,000	545,000
Houston American Energy	1,200,000	1,143,800
PetroMagdalena Energy (Colombia)	42,580,500	6,866,628
Primary Petroleum (Canada)	2,245,000	0
ShaMaran Petroleum (Iraq)	27,063,400	27,000,000
Southwestern Energy	1,650,000	1,389,000
Tahoe Resources (Canada)	236,400	0
Tuscany International Drilling (Colombia)	9,519,200	8,870,000
Ultra Petroleum	910,000	383,000
Union Agriculture Group (Argentina)	6,818,182	1,136,364
Finance
Alliance Data Systems	400,000	350,000
Associated Banc-Corp	5,413,800	4,487,800
BOK Financial	2,800,000	2,738,000
GATX	90,020	0
Green Bankshares	583,872	158,389
Investment Technology Group	629,493	0
McGrath Rentcorp	2,350,000	2,150,000
Shinsei Bank (Japan)	3,764,300	0
SVB Financial Group	1,160,000	910,000
Symetra Financial	1,600,000	694,343
TCF Financial	3,613,000	3,000,000
Valley National Bancorp	6,304,320	5,700,000
ViewPoint Financial	1,024,069	700,000

Columbia Acorn Fund

Major Portfolio Changes in the Third Quarter (Unaudited), continued

	Number of Shares
	06/30/11	09/30/11
Sales (continued)
Health Care
Array Biopharma	3,500,000	0
Community Health Systems	1,655,000	1,625,000
Edwards Lifesciences	1,000,000	340,000
Idenix Pharmaceuticals	2,300,000	0
Idexx Laboratories	500,000	0
Isis Pharmaceuticals	4,500,000	3,430,000
Kindred Healthcare	1,450,000	0
Nabi Biopharmaceuticals	3,300,000	0
Onyx Pharmaceuticals	1,450,000	1,170,000
Owens & Minor	200,000	0
United Therapeutics	780,000	142,825
Other Industries
Corporate Office Properties	900,000	0
Genesee & Wyoming	400,000	300,000
JB Hunt Transport Services	1,730,000	1,275,000
Terna (Italy)	3,333,000	0

Columbia Acorn Fund

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
		Equities: 95.8%
Information 25.8%
	> Business Software 6.9%
4,700,000	Informatica (a)	$192,465
	Enterprise Data Integration Software
2,550,000	ANSYS (a)	125,052
	Simulation Software for Engineers and Designers
2,700,000	Micros Systems (a)	118,557
	Information Systems for Hotels, Restaurants and Retailers
1,100,000	Quality Systems (b)	106,700
	IT Systems for Medical Groups & Ambulatory Care Centers
5,164,999	Hexagon (Sweden)	67,162
	Design, Measurement and Visualization Software and Equipment
1,480,000	Concur Technologies (a)	55,086
	Web Enabled Cost & Expense Management Software
2,250,000	Blackbaud (c)	50,107
	Software & Services for Non-Profits
2,000,000	TIBCO (a)	44,780
	Datacenter Software
1,700,000	Tyler Technologies (a)(c)	42,976
	Financial, Tax, Court, & Document Mgmt Systems for Local Governments
2,350,000	Constant Contact (a)(c)	40,631
	Email & Other Marketing Campaign Mgmt Systems Delivered Over the Web
1,450,000	NetSuite (a)(b)	39,164
	End to End IT Systems Solution Delivered Over the Web
850,000	Red Hat (a)	35,921
	Maintenance & Support for Opensource OS & Middleware
1,200,000	Ariba (a)	33,252
	Cost Management Software
2,025,000	Kenexa (a)(c)	31,671
	Recruiting and Workforce Management Solutions
920,000	Jack Henry & Associates	26,662
	Systems Financial Institutions
900,000	SPS Commerce (a)(c)	14,661
	Supply Chain Management Software Delivered via the Web
690,000	Advent Software (a)	14,387
	Asset Management & Trading Systems
550,000	Intralinks (a)	4,131
	Collaboration Software
313,100	Tangoe (a)	3,541
	Software Solution for Managing Communication Expense & Devices
1,000,000	InContact (a)	3,450
	Call Center Systems Delivered Via the Web & Telco Services
		1,050,356
	> Instrumentation 2.8%
1,600,000	Mettler Toledo (a)(c)	223,936
	Laboratory Equipment
2,780,000	IPG Photonics (a)(c)	120,763
	Fiber Lasers

Number of Shares		Value (000)
2,035,000	Trimble Navigation (a)	$68,274
	GPS-based Instruments
400,000	Hamamatsu Photonics (Japan)	16,123
	Optical Sensors for Medical & Industrial Applications
		429,096
	> Computer Hardware & Related Equipment 2.4%
3,565,000	Amphenol	145,345
	Electronic Connectors
4,550,000	II-VI (a)(c)	79,625
	Laser Optics and Specialty Materials
1,605,000	Zebra Technologies (a)	49,659
	Bar Code Printers
1,200,000	Netgear (a)	31,068
	Networking Products for Small Business & Home
800,000	Nice Systems - ADR (Israel) (a)	24,280
	Audio & Video Recording Solutions
605,000	Dolby Laboratories (a)	16,601
	Audio Technology for Consumer Electronics
605,000	Stratasys (a)	11,217
	Rapid Prototyping Systems
230,000	Gemalto (France)	10,937
	Digital Security Solutions
		368,732
	> Mobile Communications 2.3%
5,700,000	Crown Castle International (a)	231,819
	Communications Towers
3,150,000	SBA Communications (a)	108,612
	Communications Towers
600,000	MetroPCS Communications (a)	5,226
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)(b)	614
	Satellite Mobile Voice & Data Carrier
		346,271
	> Telephone and Data Services 2.2%
9,500,000	tw telecom (a)(c)	156,940
	Fiber Optic Telephone/Data Services
1,200,000	AboveNet	64,320
	Metropolitan Fiber Communications Services
9,000,000	PAETEC Holding (a)(c)	47,610
	Telephone/Data Services for Business
2,520,000	Cogent Communications (a)(c)	33,894
	Internet Data Pipelines
2,000,000	General Communications (a)	16,400
	Commercial Comm & Consumer CATV, Web & Phone in Alaska
1,400,000	Boingo Wireless (a)(b)	10,010
	Wholesale and Retail WiFi Networks
		329,174
	> Semiconductors & Related Equipment 1.8%
9,065,000	Atmel (a)	73,154
	Microcontrollers, RF, and Memory Semiconductors
6,202,000	ON Semiconductor (a)	44,468
	Mixed Signal & Power Management Semiconductors

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Semiconductors & Related Equipment—continued
2,345,000	Microsemi (a)	$37,473
	Analog/Mixed Signal Semiconductors
4,000,000	Entegris (a)	25,520
	Semiconductor Materials Management Products
1,900,000	IXYS (a)(c)	20,672
	Power Semiconductors
500,000	Littelfuse	20,105
	Little Fuses
1,765,000	Pericom Semiconductor (a)(c)	13,079
	Interface ICs & Frequency Control Products
2,290,000	TriQuint Semiconductor (a)	11,496
	RF Semiconductors
644,280	Supertex (a)(c)	11,146
	Analog/Mixed Signal Semiconductors
800,000	Monolithic Power Systems (a)	8,144
	High Performance Analog & Mixed Signal ICs
		265,257
	> Telecommunications Equipment 1.3%
4,130,000	Polycom (a)	75,868
	Video Conferencing Equipment
685,000	F5 Networks (a)	48,669
	Internet Traffic Management Equipment
1,905,000	Finisar (a)	33,414
	Optical Subsystems and Components
2,030,000	Ixia (a)	15,570
	Telecom Network Test Equipment
1,925,000	Infinera (a)	14,861
	Optical Networking Equipment
		188,382
	> Computer Services 1.1%
3,307,204	iGATE (c)	38,165
	IT & Business Process Outsourcing Services
680,000	Syntel	29,369
	Offshore I/T Services
2,125,000	Virtusa (a)(c)	28,050
	Offshore I/T Outsourcing
1,145,000	ExlService Holdings (a)	25,190
	Business Process Outsourcing
1,575,000	Genpact (a)	22,664
	Business Process Outsourcing
4,500,000	Hackett Group (a)(c)	16,785
	IT Integration & Best Practice Research
1,076,353	WNS - ADR (India) (a)	12,863
	Offshore BPO (Business Process Outsourcing) Services
		173,086
	> CATV 1.1%
3,000,000	Discovery Communications, Series C (a)	105,450
	CATV programming
1,250,000	Liberty Global, Series A (a)	45,225
	Cable TV Franchises Outside the USA
17,770	Jupiter Telecommunications (Japan)	19,227
	Largest Cable Service Provider in Japan
		169,902

Number of Shares		Value (000)
	> Gaming Equipment & Services 0.9%
3,725,000	Bally Technologies (a)(c)	$100,500
	Slot Machines & Software
1,741,367	WMS Industries (a)	30,631
	Slot Machine Provider
		131,131
	> Financial Processors 0.8%
2,429,000	Global Payments	98,107
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	25,133
	Singapore Equity & Derivatives Market Operator
		123,240
	> Business Information & Marketing Services 0.8%
1,400,000	Verisk Analytics (a)	48,678
	Risk & Decision Analytics
900,000	FTI Consulting (a)	33,129
	Financial Consulting Firm
3,000,000	Navigant Consulting (a)(c)	27,810
	Financial Consulting Firm
505,000	RPX (a)	10,459
	Patent Aggregation and Defensive Patent Consulting
		120,076
	> Electronics Distribution 0.5%
3,125,000	Avnet (a)	81,500
	Electronic Components Distribution
		81,500
	> Internet Related 0.4%
435,000	Equinix (a)	38,641
	Network Neutral Data Centers
464,305	Mail.ru - GDR (Russia) (a)(h)	13,444
	Internet Social Networking and Games for Russian Speakers
656,585	TheStreet.com	1,300
	Financial Information Websites
		53,385
	> Contract Manufacturing 0.3%
1,210,000	Plexus (a)	27,370
	Electronic Manufacturing Services
2,800,000	Sanmina-SCI (a)	18,704
	Electronic Manufacturing Services
		46,074
	> Entertainment Programming 0.1%
1,250,000	IMAX (Canada) (a)	18,100
	IMAX Movies, Theatre Equipment and Theatre Joint Ventures
		18,100
	> Radio 0.1%
164,991	Saga Communications (a)	4,869
	Radio Stations in Small & Mid-sized Cities
1,533,400	Salem Communications (c)	3,511
	Radio Stations for Religious Programming
177,700	Spanish Broadcasting System (a)	295
	Spanish Language Radio Stations
		8,675

Number of Shares		Value (000)
	> TV Broadcasting —%
1,750,000	Gray Television (a)	$2,730
	Mid Market Affiliated TV Stations
2,500,000	Entravision Communications (a)	2,550
	Spanish Language TV & Radio Stations
		5,280
	> Consumer Software —%
362,577	Carbonite (a)(b)	4,365
	Online file storage
		4,365
	> Advertising —%
1,500,000	VisionChina Media - ADR (China) (a)(b)	2,745
	Advertising on Digital Screens in China's Mass Transit System
		2,745
Information: Total		3,914,827
Consumer Goods & Services 18.3%
	> Retail 5.4%
7,490,000	lululemon athletica (a)(c)	364,388
	Premium Active Apparel Retailer
3,510,000	Abercrombie & Fitch	216,076
	Teen Apparel Retailer
2,300,000	Shutterfly (a)(c)	94,714
	Internet Photo-Centric Retailer
5,600,000	Pier 1 Imports (a)	54,768
	Home Furnishing Retailer
5,225,000	Saks (a)(b)	45,719
	Luxury Department Store Retailer
525,000	DSW	24,244
	Branded Footwear Retailer
971,500	Teavana (a)(b)	19,760
	Specialty Tea Retailer
1,371,366	Gaiam (c)	4,649
	Healthy Living Catalogs & E-Commerce
66,000	The Fresh Market (a)(b)	2,519
	Specialty Food Retailer
		826,837
	> Apparel 3.6%
2,100,000	Coach	108,843
	Designer & Retailer of Branded Leather Accessories
1,120,000	Deckers Outdoor (a)	104,451
	Fashion Footwear Wholesaler
2,190,000	Warnaco Group (a)(c)	100,937
	Global Branded Apparel Manufacturer
1,410,000	PVH	82,118
	Apparel Wholesaler and Retailer
1,747,000	True Religion Apparel (a)(c)	47,099
	Premium Denim
1,455,000	Guess?	41,453
	Branded Apparel + Accessories + Licensor
1,000,000	Hanesbrands (a)	25,010
	Apparel Wholesaler
600,000	Steven Madden (a)	18,060
	Wholesaler/Retailer of Fashion Footwear

Number of Shares		Value (000)
580,000	Crocs (a)	$13,729
	Branded Footwear Wholesaler & Retailer
36,037	Zuoan Fashion (China) (a)(b)	99
	Men's Apparel Provider in China
		541,799
	> Travel 2.5%
3,100,000	Expedia	79,825
	Online Travel Services Company
3,850,000	Gaylord Entertainment (a)(c)	74,459
	Convention Hotels
1,470,000	Vail Resorts	55,551
	Ski Resort Operator & Developer
1,400,000	HomeAway (a)(b)	47,068
	Vacation Rental Online Marketplace
4,000,000	Avis Budget Group (a)	38,680
	Second Largest Car Rental Company
970,000	Choice Hotels	28,829
	Franchisor Of Budget Hotel Brands
3,000,000	Hertz (a)	26,700
	Largest U.S. Rental Car Operator
2,000,000	Localiza Rent A Car (Brazil)	26,390
	Car Rental
		377,502
	> Food & Beverage 2.0%
1,780,000	Hansen Natural (a)	155,376
	Alternative Beverages
1,050,000	Diamond Foods (b)	83,779
	Snack Foods and Culinary Ingredients
32,896,000	Olam International (Singapore)	56,057
	Agriculture Supply Chain Manager
1,750,000	GLG Life Tech (Canada) (a)(c)	6,160
	Produce an All-Natural Sweetener Extracted from the Stevia Plant
240,000	Lance	5,004
	Snack Foods
		306,376
	> Other Consumer Services 0.8%
2,190,000	Lifetime Fitness (a)(c)	80,701
	Sport & Fitness Club Operator
14,000,000	Lifestyle International (Hong Kong)	35,518
	Mid to High-End Department Store Operator in Hong Kong & China
4,250,000	Move (a)	6,162
	Real Estate Internet Websites
1,325,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	1,524
	Provide Real Estate Services in China
		123,905
	> Casinos & Gaming 0.7%
1,100,000	Penn National Gaming (a)	36,619
	Regional Casino Operator
3,950,000	Pinnacle Entertainment (a)(c)	35,866
	Regional Casino Operator
3,000,000	Melco Crown Entertainment - ADR (Hong Kong) (a)(b)	24,930
	Macau Casino Operator
12,000,000	MGM China Holdings (Hong Kong) (a)	15,903
	Macau Casino Operator
		113,318

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Furniture & Textiles 0.7%
4,000,000	Knoll (c)	$54,800
	Office Furniture
2,250,000	Herman Miller	40,185
	Office Furniture
1,000,000	Interface	11,860
	Modular & Broadloom Carpet
		106,845
	> Educational Services 0.6%
2,800,000	Career Education (a)	36,540
	Postsecondary Education
1,400,000	Universal Technical Institute (a)(c)	19,026
	Vocational Training
800,000	New Oriental Education & Technology - ADR (China) (a)	18,376
	Education Service Provider
300,000	ITT Educational Services (a)(b)	17,274
	Postsecondary Degree Services
2,000,000	Voyager Learning, Contingent Value Rights (a)(d)(f)	180
	Education Services for the K-12 Market
		91,396
	> Other Durable Goods 0.5%
1,720,000	Jarden	48,607
	Branded Household Products
460,000	Cavco Industries (a)(c)	15,843
	Manufactured Homes
400,000	Tesla Motors (a)(b)	9,756
	Design, Manufacture and Sell High Performance Electric Vehicles
		74,206
	> Leisure Products 0.4%
2,180,000	Thor Industries	48,287
	RV & Bus Manufacturer
975,000	Skullcandy (a)(b)	13,777
	Lifestyle Branded Headphones
		62,064
	> Consumer Goods Distribution 0.4%
2,100,000	Pool	54,978
	Distributor of Swimming Pool Supplies & Equipment
		54,978
	> Restaurants 0.3%
2,000,000	AFC Enterprises (a)(c)	23,660
	Popeye's Restaurants
675,000	Bravo Brio Restaurant Group (a)	11,232
	Upscale Casual Italian Restaurants
450,000	Cheesecake Factory (a)	11,092
	Casual Dining Restaurants
		45,984
	> Nondurables 0.3%
1,600,000	Helen of Troy (a)(c)	40,192
	Hair Dryers & Curling Irons
		40,192

Number of Shares		Value (000)
	> Other Entertainment 0.1%
320,000	CTS Eventim (Germany)	$9,533
	Event Ticket Sales
		9,533
Consumer Goods & Services: Total		2,774,935
Industrial Goods & Services 17.6%
	> Machinery 9.7%
4,200,000	Donaldson (c)	230,160
	Industrial Air Filtration
6,750,000	Ametek	222,547
	Aerospace/Industrial Instruments
3,000,000	Nordson	119,220
	Dispensing Systems for Adhesives & Coatings
3,535,000	Pentair	113,155
	Pumps & Water Treatment
3,200,000	Kennametal	104,768
	Consumable Cutting Tools
2,325,000	Clarcor	96,208
	Mobile & Industrial Filters
1,800,000	Pall	76,320
	Filtration & Fluids Clarification
2,250,000	HEICO (c)	75,735
	FAA Approved Aircraft Replacement Parts
2,050,000	MOOG (a)	66,871
	Motion Control Products for Aerospace, Defense & Industrial Markets
2,200,000	ESCO Technologies (c)	56,100
	Automatic Electric Meter Readers
1,150,000	WABCO Holdings (a)	43,539
	Truck & Bus Component Supplier
2,675,000	Oshkosh Corporation (a)	42,105
	Specialty Truck Manufacturer
805,000	Toro	39,662
	Turf Maintenance Equipment
1,300,000	Kaydon	37,284
	Specialized Friction & Motion Control Products
600,000	Wabtec	31,722
	Freight & Transit Component Supplier
1,667,021	Generac (a)	31,357
	Standby Power Generators
926,962	Mine Safety Appliances	24,991
	Safety Equipment
265,907	Neopost (France)	19,498
	Postage Meter Machines
3,450,000	Jain Irrigation Systems (India)	10,685
	Agricultural Micro-Irrigation Systems & Food Processing
10,000,000	Marel (Iceland) (a)	9,943
	Largest Manufacturer of Poultry and Fish Processing Equipment
100,000	Valmont Industries	7,794
	Center Pivot Irrigation Systems & Utility Poles
1,250,000	Spartan Motors	5,163
	Specialty Truck & Chassis Manufacturer
		1,464,827

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals 2.1%
1,750,000	Albemarle	$70,700
	Refinery Catalysts and Other Specialty Chemicals
760,000	FMC Corporation	52,562
	Niche Specialty Chemicals
305,000	Novozymes (Denmark)	43,365
	Industrial Enzymes
673,000	Sociedad Quimica y Minera de Chile - ADR (Chile) (b)	32,176
	Producer of Specialty Fertilizers, Lithium and Iodine
1,260,000	Drew Industries (c)	25,175
	RV & Manufactured Home Components
2,218,700	Kansai Paint (Japan)	21,261
	Paint Producer in Japan, India, China and Southeast Asia
495,086	Mersen (France)	19,594
	Advanced Industrial Materials
900,000	Albany International	16,425
	Paper Machine Clothing and Advanced Textiles
400,000	Silgan Holdings	14,696
	Metal & Plastic Packaging
8,000	Sika (Switzerland)	14,164
	Chemicals for Construction & Industrial Applications
		310,118
	> Other Industrial Services 1.9%
3,200,000	Expeditors International of Washington	129,760
	International Freight Forwarder
1,767,165	Imtech (Netherlands)	49,709
	Electromechanical and ICT Installation and Maintenance
1,300,000	Forward Air	33,085
	Freight Transportation Between Airports
1,600,000	Mobile Mini (a)	26,304
	Portable Storage Units Leasing
900,000	LKQ (a)	21,744
	Alternative Auto Parts Distribution
626,524	Arcadis (Netherlands)	11,437
	Engineering Consultants
750,000	UTI Worldwide	9,780
	Freight Forwarding & Logistics
1,336,001	Acorn Energy (a)(c)	7,107
	Frac Well Exploration/Monitoring Device, Sonar Security, Electric Grid Monitoring
		288,926
	> Industrial Distribution 0.8%
605,000	WW Grainger	90,472
	Industrial Distribution
2,600,000	Interline Brands (a)(c)	33,462
	Industrial Distribution
		123,934
	> Waste Management 0.7%
2,400,000	Waste Connections	81,168
	Solid Waste Management
560,000	Clean Harbors (a)	28,728
	Hazardous Waste Services & Disposal
		109,896

Number of Shares		Value (000)
	> Construction 0.7%
1,725,000	Chicago Bridge & Iron	$49,387
	Engineering & Construction for LNG & Petrochemicals
66,000	NVR (a)	39,863
	DC Homebuilder
1,800,000	Mills Estruturas e Servicos de Engenharia (Brazil)	16,858
	Civil Engineering & Construction
		106,108
	> Outsourcing Services 0.6%
2,800,000	Quanta Services (a)	52,612
	Electrical & Telecom Construction Services
1,210,000	Insperity	26,922
	Professional Employer Organization
600,000	GP Strategies (a)	5,994
	Training Programs
		85,528
	> Electrical Components 0.6%
1,440,000	Acuity Brands	51,898
	Commercial Lighting Fixtures
1,500,000	Ushio (Japan)	22,836
	Industrial Light Sources
351,000	Saft (France)	9,426
	Niche Battery Manufacturer
		84,160
	> Steel 0.3%
4,000,000	GrafTech International (a)	50,800
	Industrial Graphite Materials Producer
		50,800
	> Conglomerates 0.2%
2,263,654	Aalberts Industries (Netherlands)	33,655
	Flow Control and Heat Treatment
		33,655
	> Water —%
649,000	Mueller Water Products	1,610
	Fire Hydrants, Valves & Ductile Iron Pipes
		1,610
Industrial Goods & Services: Total		2,659,562
Health Care 9.5%
	> Medical Equipment & Devices 3.3%
4,200,000	Alexion Pharmaceuticals (a)	269,052
	Biotech Focused on Orphan Diseases
1,800,000	Sirona Dental Systems (a)	76,338
	Manufacturer of Dental Equipment
860,000	Gen-Probe (a)	49,235
	Molecular In-Vitro Diagnostics
550,000	Haemonetics (a)	32,164
	Blood & Plasma Collection Equipment
340,000	Edwards Lifesciences (a)	24,235
	Heart Valves
570,000	Orthofix International (a)	19,671
	Bone Fixation & Stimulation Devices
625,100	Hill-Rom Holdings	18,766
	Hospital Beds/Patient Handling

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Medical Equipment & Devices—continued
1,650,000	Pacific Biosciences of California (a)(b)	$5,296
	Genome Sequencing
		494,757
	> Biotechnology & Drug Delivery 3.0%
4,315,000	BioMarin Pharmaceutical (a)	137,519
	Biotech Focused on Orphan Diseases
4,200,000	Seattle Genetics (a)(b)	80,052
	Antibody-Based Therapies for Cancer
2,226,000	InterMune (a)	44,965
	Drugs for Pulmonary Fibrosis & Hepatitis C
2,400,000	Auxilium Pharmaceuticals (a)(c)	35,976
	Biotech Focused on Niche Disease Areas
1,170,000	Onyx Pharmaceuticals (a)	35,112
	Commercial-Stage Biotech Focused on Cancer
4,500,000	NPS Pharmaceuticals (a)(c)	29,295
	Orphan Drugs & Healthy Royalties
5,500,000	Micromet (a)(b)(c)	26,400
	Next-generation Antibody Technology
3,430,000	Isis Pharmaceuticals (a)	23,255
	Biotech Pioneer in Antisense Drugs
4,549,900	Chelsea Therapeutics (a)(c)	16,607
	Biotech Focused on Rare Diseases
3,455,000	Raptor Pharmaceutical (a)(b)(c)	15,582
	Orphan Drug Company
1,740,000	Anthera Pharmaceuticals (a)	8,300
	Biotech Focused on Cardiovascular, Cancer & Immunology
142,825	United Therapeutics (a)	5,355
	Biotech Focused on Rare Diseases
359,944	MicroDose Technologies (a)(d)(f)	299
	Drug Inhaler Development
94,715	Locus Pharmaceuticals (a)(d)(e)(f)	—
	High Throughput Rational Drug Design
		458,717
	> Medical Supplies 1.6%
3,200,000	Cepheid (a)(c)	124,256
	Molecular Diagnostics
2,126,000	Patterson Companies	60,867
	Dental/Vet/Med Distributor
650,000	Henry Schein (a)	40,307
	Largest Distributor of Healthcare Products
325,200	Neogen (a)	11,291
	Food and Animal Safety Products
		236,721
	> Health Care Services 1.1%
665,000	Mednax (a)	41,656
	Physician Mgmt for Pediatric and Anesthesia Practices
1,625,000	Community Health Systems (a)	27,040
	Non-Urban Hospitals
3,800,000	Health Management Associates (a)	26,296
	Non-Urban Hospitals
1,725,000	HealthSouth (a)	25,754
	Inpatient Rehabalitation Facilities
4,900,000	eResearch Technology (a)(c)	21,854
	Clinical Research Services

Number of Shares		Value (000)
850,000	HMS Holdings (a)	$20,731
	Cost Containment Services
700,000	Allscripts Healthcare Solutions (a)	12,614
	IT for Physician Offices and Hospitals
		175,945
	> Pharmaceuticals 0.5%
4,788,400	Akorn (a)(c)	37,397
	Develops, Manufactures & Sells Specialty Generic Drugs
2,859,820	Adcock Ingram Holdings (South Africa)	21,208
	Manufacturer of Pharmaceuticals and Medical Supplies
2,040,000	Alimera Sciences (a)(b)(c)	16,320
	Ophthalmology-Focused Pharmaceutical Company
870,000	Horizon Pharma (a)	6,081
	Specialty Pharma Company
		81,006
Health Care: Total		1,447,146
Energy & Minerals 9.3%
	> Oil Services 3.8%
6,200,000	FMC Technologies (a)	233,120
	Oil and Gas Well Head Manufacturer
2,641,054	Fugro (Netherlands)	133,192
	Sub-sea Oilfield Services
2,399,000	Atwood Oceanics (a)	82,430
	Offshore Drilling Contractor
1,670,000	ShawCor (Canada)	38,774
	Oil and Gas Pipeline Products
743,000	Oil States International (a)	37,834
	Diversified North American Oil Service Provider
375,000	Bristow	15,911
	Largest Provider of Helicopter Services to Offshore Oil and Gas Producers
1,056,600	Black Diamond Group (Canada)	13,662
	Provides Accommodations/Equipment for Oil Sands Development
500,000	Hornbeck Offshore (a)	12,455
	Supply Vessel Operator in U.S. Gulf of Mexico
2,890,900	Horizon North Logistics (Canada)	10,842
	Provides Diversified Oil Service Offering in Northern Canada
8,870,000	Tuscany International Drilling (Colombia) (a)	4,909
1,040,000	Tuscany International Drilling - Warrants (Colombia) (a)	5
	South America Based Drilling Rig Contractor
		583,134
	> Oil & Gas Producers 3.4%
4,810,550	Pacific Rubiales Energy (Colombia) (b)	101,913
	Oil Production & Exploration in Colombia
2,400,000	Tullow Oil (United Kingdom)	48,538
	Oil and Gas Producer
1,389,000	Southwestern Energy (a)	46,295
	Oil and Gas Producer
715,000	SM Energy	43,365
	Oil and Gas Producer

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
695,000	Range Resources	$40,630
	Oil and Gas Producer
974,000	Rosetta Resources (a)	33,330
	Oil and Gas Producer Exploring in South Texas and Montana
2,700,000	Denbury Resources (a)	31,050
	Oil Producer Using Co2 Injection
650,000	Baytex (Canada) (a)(b)	27,175
	Oil and Gas Producer in Canada
850,000	Northern Oil And Gas (a)(b)	16,481
	Small E & P Company in North Dakota Bakken
1,143,800	Houston American Energy (b)	15,739
	Oil and Gas Exploration/Production in Colombia
250,000	Cabot Oil and Gas	15,477
	Large Natural Gas Producer in Appalachia and Gulf Coast
631,000	Celtic Exploration (Canada) (a)	13,591
	Canadian Oil and Gas Producer
550,000	Swift Energy (a)	13,387
	Oil and Gas Exploration and Production
27,000,000	ShaMaran Petroleum (a)	10,693
	Oil Exploration in Kurdistan
383,000	Ultra Petroleum (a)	10,617
	Oil and Gas Producer
847,000	Crew Energy (Canada) (a)	7,501
	Canadian Oil and Gas Producer
6,866,628	PetroMagdalena Energy (Colombia) (a)(b)	6,553
	Oil & Gas Exploration/Production in Colombia
228,200	Oasis Petroleum (a)(b)	5,096
	Oil Producer in North Dakota
575,000	Venoco (a)	5,066
	Oil and Gas Producer in California and Texas
37,500,000	Petromanas (Canada) (a)(c)	4,473
18,750,000	Petromanas - Warrants (Canada) (a)(d)	263
	Exploring for Oil in Albania
26,000,000	Petrodorado (Colombia) (a)(c)	4,218
24,000,000	Petrodorado - Warrants (Colombia) (a)(d)(f)	499
	Oil & Gas Exploration/Production in Columbia, Peru & Paraguay
6,300,000	Canacol Energy (Colombia) (a)	3,848
	Oil Producer in South America
30,275,000	Petroamerica (Colombia) (a)(c)	3,322
	Oil Exploration & Production in Colombia
1,198,100	Pan Orient (Canada) (a)	2,664
	Growth Oriented, Return Focused Asian Explorer
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(d)	2,474
4,200,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(f)	232
	Oil & Gas Exploration/Production in the North Sea
41,100,000	Quetzal Energy (Colombia) (a)(c)(d)	1,694
	Explores for Oil & Gas in Latin America

Number of Shares		Value (000)
8,900,000	Quetzal Energy (Colombia) (a)(c)	$382
	Explores for Oil & Gas in Latin America
		516,566
	> Mining 1.6%
1,950,000	Silver Wheaton (Canada)	57,428
	Silver Mining Royalty Company
545,000	Core Laboratories (Netherlands)	48,957
	Oil and Gas Reservoir Consulting
15,000,000	Zhaojin Mining Industry (China)	24,952
	Gold Mining and Refining in China
2,800,000	Alexco Resource (a)	18,984
	Mining, Exploration & Environmental Services
4,432,000	Northam Platinum (South Africa)	17,971
	Platinum Mining in South Africa
7,500,000	Duluth Metals (Canada) (a)(c)	16,533
	Copper & Nickel Miner
900,000	Silver Standard Resources (a)	16,515
	Silver Mining
1,150,000	Ivanhoe Mines (Canada) (a)	15,858
	Copper Mine Project in Mongolia
12,000,000	Mongolian Mining (Hong Kong) (a)	10,609
	Coking Coal Mining in Mongolia
5,000,000	Orko Silver (Canada) (a)(b)	8,970
	Silver Exploration & Development
800,000	Augusta Resource (a)(b)	2,456
	U.S. Copper/Molybdenum Mine
4,000,000	Wolverine Minerals (Canada) (a)(c)(d)(f)	1,299
2,000,000	Wolverine Minerals - Warrants (Canada) (a)(d)(f)	57
	Gold Miner
500,000	Duluth Exploration - Special Warrants (Canada) (a)(d)(f)	95
	Copper & Nickel Miner
		240,684
	> Oil Refining, Marketing & Distribution 0.2%
600,000	Vopak (Netherlands)	28,677
	World's Largest Operator of Petroleum and Chemical Storage Terminals
		28,677
	> Alternative Energy 0.2%
3,000,000	GT Solar International (a)	21,060
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
500,000	STR Holdings (a)(b)	4,055
	Makes Encapsulant for Solar Power Modules/Provides Quality Assurance
1,210,300	Synthesis Energy Systems (China) (a)(b)	2,094
	Owner/Operator of Gasification Plants
		27,209
	> Agricultural Commodities 0.1%
1,136,364	Union Agriculture Group (Argentina) (a)(d)(f)	12,113
	Farmland Operator in Uruguay
		12,113
Energy & Minerals: Total		1,408,383

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Finance 9.3%
	> Banks 3.7%
2,738,000	BOK Financial	$128,385
	Tulsa Based S.W. Bank
2,337,313	Hancock Holding	62,593
	Gulf Coast Bank
5,700,000	Valley National Bancorp (b)	60,363
	New Jersey/New York Bank
1,275,000	City National	48,144
	Bank & Asset Manager
2,860,000	MB Financial (c)	42,099
	Chicago Bank
4,487,800	Associated Banc-Corp	41,737
	Midwest Bank
910,000	SVB Financial Group (a)	33,670
	Bank to Venture Capitalists
4,300,000	CVB Financial (b)	33,067
	Inland Empire Business Bank
3,000,000	TCF Financial	27,480
	Great Lakes Bank
4,299,507	First Busey	18,703
	Illinois Bank
1,350,000	TriCo Bancshares (c)	16,564
	California Central Valley Bank
1,121,188	Sandy Spring Bancorp	16,403
	Baltimore, D.C. Bank
772,632	Hudson Valley	13,467
	Metro New York City Bank
706,559	Eagle Bancorp (a)	8,316
	Metro D.C. Bank
779,305	TrustCo Bank	3,476
	New York State Bank
246,505	Pacific Continental	1,748
	Pacific N.W. Bank
158,389	Green Bankshares (a)(b)	201
	Tennessee Bank
		556,416
	> Insurance 2.3%
11,900,000	CNO Financial Group (a)	64,379
	Life, Long Term Care & Medical Supplement Insurance
2,820,000	Leucadia National	63,958
	Insurance Holding Company
1,320,000	Hanover Insurance Group	46,860
	Personal & Commercial Lines Insurance
1,200,000	HCC Insurance Holdings	32,460
	Specialty Insurance
832,000	Willis Group (Ireland)	28,596
	Insurance Broker
1,225,000	Tower Group	28,003
	Commercial & Personal Lines Insurance
1,200,000	Delphi Financial Group	25,824
	Workers Comp & Group Employee Benefit Products & Services
1,420,000	Selective Insurance Group	18,531
	Commercial & Personal Lines Insurance
900,000	Brown & Brown	16,020
	Insurance Broker

Number of Shares		Value (000)
150,000	Enstar Group (a)	$14,284
	Insurance/Reinsurance & Related Services
694,343	Symetra Financial	5,659
	Life Insurance
300,000	Assured Guaranty	3,297
	Global Muni Bond Insurance
		347,871
	> Finance Companies 1.6%
1,505,202	World Acceptance (a)(c)	84,216
	Personal Loans
2,300,000	Aaron's	58,075
	Rent to Own
2,150,000	McGrath Rentcorp (c)	51,149
	Temporary Space & IT Rentals
3,400,000	H&E Equipment Services (a)(c)	28,050
	Heavy Equipment Leasing
1,123,400	CAI International (a)(c)	13,166
	International Container Leasing
1,091,000	Marlin Business Services (a)(c)	11,565
	Small Equipment Leasing
78,500	Textainer Group Holdings	1,592
	Top International Container Leasor
		247,813
	> Brokerage & Money Management 1.3%
6,198,000	SEI Investments	95,325
	Mutual Fund Administration & Investment Management
3,700,000	Eaton Vance	82,399
	Specialty Mutual Funds
1,000,000	Artio Global Investors	7,960
	International Asset Manager
400,000	Financial Engines (a)	7,244
	Asset Management for 401k Plans
		192,928
	> Credit Cards 0.3%
350,000	Alliance Data Systems (a)(b)	32,445
	Diversified Credit Card Provider
100,000	Wright Express (a)	3,804
	Pay Card Processor
		36,249
	> Savings & Loans 0.1%
700,000	ViewPoint Financial	8,015
	Texas Thrift
1,010,000	Provident New York Bancorp	5,878
	New York State Thrift
452,146	Kaiser Federal Financial Group	5,335
	Los Angeles Savings & Loan
65,991	Berkshire Hills Bancorp	1,219
	Northeast Thrift
		20,447
Finance: Total		1,401,724

Number of Shares		Value (000)
Other Industries 6.0%
	> Real Estate 3.7%
4,575,000	Biomed Realty Trust	$75,808
	Life Science-focused Office Buildings
840,000	Federal Realty Investment Trust	69,224
	Shopping Centers
3,000,000	Associated Estates Realty (c)	46,380
	Multifamily Properties
2,200,000	Dupont Fabros Technology (b)	43,318
	Technology-focused Office Buildings
720,000	Digital Realty Trust (b)	39,715
	Technology-focused Office Buildings
1,120,000	Kilroy Realty	35,056
	West Coast Office and Industrial Properties
1,850,000	Extra Space Storage	34,465
	Self Storage Facilities
975,000	Post Properties	33,871
	Multifamily Properties
43,000,000	Mapletree Logistics Trust (Singapore)	27,852
	Industrial Property Landlord
3,000,000	Education Realty Trust	25,770
	Student Housing
15,000,000	Ascendas REIT (Singapore)	23,131
	Industrial Property Landlord
530,000	Macerich	22,594
	Regional Shopping Malls
700,000	Washington REIT	19,726
	Washington, D.C. Diversified Properties
3,750,000	DCT Industrial Trust	16,462
	Industrial Properties
1,000,000	St. Joe (a)(b)	14,990
	Florida Panhandle Landowner
2,800	Orix JREIT (Japan)	12,867
	Diversified REIT
3,050,000	Kite Realty Group	11,163
	Community Shopping Centers
1,500,000	Summit Hotel Properties (c)	10,590
	Owner of Select Service Hotels
37,407	Security Capital European Realty (Luxembourg) (a)(d)(e)(f)	—
	Self Storage Properties
		562,982
	> Transportation 1.2%
1,275,000	JB Hunt Transport Services	46,053
	Truck & Intermodal Carrier
1,260,000	World Fuel Services	41,139
	Global Fuel Broker
2,800,000	Rush Enterprises, Class A (a)(c)	39,648
550,000	Rush Enterprises, Class B (a)(c)	6,418
	Truck Sales and Service
2,730,000	Heartland Express	37,019
	Regional Trucker
300,000	Genesee & Wyoming (a)	13,956
	Short-line Operator
		184,233

Number of Shares		Value (000)
	> Regulated Utilities 1.1%
2,000,000	Northeast Utilities	$67,300
	Regulated Electric Utility
1,800,000	Wisconsin Energy	56,322
	Wisconsin Utility
500,000	ALLETE	18,315
	Regulated Electric Utility - Minnesota
333,000	Red Eléctrica de España (Spain)	15,175
	Spanish Power Transmission
		157,112
Other Industries: Total		904,327
Total Equities: 95.8% (Cost: $10,915,844)		14,510,904
Securities Lending Collateral 2.2%
333,232,511	Dreyfus Government Cash Management Fund (g) (7 day yield of 0.00%)	333,233
Total Securities Lending Collateral: (Cost: $333,233)		333,233
Total Investments: 98.0% (Cost: $11,249,077)(i)(j)		14,844,137
Obligation to Return Collateral for Securities Loaned: (2.2)%		(333,233)
Cash and Other Assets Less Liabilities: 4.2%		630,688
Total Net Assets: 100.0%		$15,141,592

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $319,697,071.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the nine months ended September 30, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/11	Value	Dividend
Acorn Energy	-	1,336,001	-	1,336,001	$7,107	$-
AFC Enterprises	2,000,000	-	-	2,000,000	23,660	-
Akorn	2,659,068	2,129,332	-	4,788,400	37,397	-
Allos Therapeutics*	7,035,000	-	7,035,000	-	-	-
Alimera Sciences	361,450	1,678,550	-	2,040,000	16,320	-
Anthera Pharmaceuticals*	1,450,000	290,000	-	1,740,000	8,300	-
Array Biopharma*	3,500,000	-	3,500,000	-	-	-
Art Technology Group*	9,000,000	-	9,000,000	-	-	-
Associated Estates Realty	2,200,000	800,000	-	3,000,000	46,380	1,207
Auxilium Pharmaceuticals	1,200,000	1,200,000	-	2,400,000	35,976	-
Bally Technologies	3,725,000	-	-	3,725,000	100,500	-
Blackbaud	2,250,000	-	-	2,250,000	50,107	540
CAI International	1,650,000	-	526,600	1,123,400	13,166	-
Cavco Industries	180,000	280,000	-	460,000	15,843	-
Cepheid	2,415,000	785,000	-	3,200,000	124,256	-
Chelsea Therapeutics	3,449,900	1,100,000	-	4,549,900	16,607	-
Clarcor*	2,565,000	-	240,000	2,325,000	96,208	1,077
Cogent Communications	2,800,000	-	280,000	2,520,000	33,894	-
Constant Contact	1,400,000	950,000	-	2,350,000	40,631	-
Diamond Foods*	1,300,000	-	250,000	1,050,000	83,779	170
Donaldson	4,200,000	-	-	4,200,000	230,160	1,176
Drew Industries	1,260,000	-	-	1,260,000	25,175	-
Duluth Metals	3,154,000	4,346,000	-	7,500,000	16,533
Education Realty Trust*	3,000,000	-	-	3,000,000	25,770	300
eResearch Technology	4,250,000	650,000	-	4,900,000	21,854	-
ESCO Technologies	2,200,000	-	-	2,200,000	56,100	528
Gaiam	1,371,366	-	-	1,371,366	4,649	-
Gaylord Entertainment	3,850,000	-	-	3,850,000	74,459	-
GLG Life Tech	1,200,000	550,000	-	1,750,000	6,160	-
H&E Equipment Services	3,000,000	400,000	-	3,400,000	28,050	-
Hackett Group	4,500,000	-	-	4,500,000	16,785	-
HEICO+	1,700,000	550,000	-	2,250,000	75,735	237
Helen of Troy	1,600,000	-	-	1,600,000	40,192	-
iGate	2,913,065	407,204	13,065	3,307,204	38,165	-
II-VI+	2,225,000	2,325,000	-	4,550,000	79,625	-
Informatica*	5,200,000	-	500,000	4,700,000	192,465	-
Interline Brands	2,600,000	-	-	2,600,000	33,462	-
IPG Photonics	2,710,000	70,000	-	2,780,000	120,763	-
IXYS	1,900,000	-	-	1,900,000	20,672	-
Kenexa	2,025,000	-	-	2,025,000	31,671	-
Knoll	4,000,000	-	-	4,000,000	54,800	640
Lifetime Fitness	2,190,000	-	-	2,190,000	80,701	-
lululemon athletica+	4,035,000	3,950,000	495,000	7,490,000	364,388	-
Marlin Business Services	1,091,000	-	-	1,091,000	11,565	-
MB Financial	2,860,000	-	-	2,860,000	42,099	57
McGrath Rentcorp	2,350,000	-	200,000	2,150,000	51,149	1,610
Mettler Toledo	1,600,000	-	-	1,600,000	223,936
Micromet	5,500,000	-	-	5,500,000	26,400	-
Nabi Biopharmaceuticals*	1,383,454	1,916,546	3,300,000	-	-	-
Nanosphere*	1,480,056	-	1,480,056	-	-	-
Navigant Consulting	3,100,000	-	100,000	3,000,000	27,810	-
NPS Pharmaceuticals	3,200,000	1,300,000	-	4,500,000	29,295	-
Orko Silver*	10,000,000	-	5,000,000	5,000,000	8,970	-
Orthofix International*	1,150,000	-	580,000	570,000	19,671	-
PAETEC Holding	9,600,000	-	600,000	9,000,000	47,610	-
Pericom Semiconductor	1,765,000	-	-	1,765,000	13,079	-
Petroamerica	30,275,000	-	-	30,275,000	3,322	-

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/11	Value	Dividend
Petrodorado	24,000,000	2,000,000	-	26,000,000	$4,218	$-
Petrolifera Petroleum*	13,950,000	-	13,950,000	-	-	-
Petromanas	37,500,000	-	-	37,500,000	4,473	-
Pinnacle Entertainment	3,400,000	550,000	-	3,950,000	35,866	-
Quetzal Energy	-	50,000,000	-	50,000,000	2,076	-
Raptor Pharmaceutical	-	3,455,000	-	3,455,000	15,582	-
Rush Enterprises	3,350,000	-	-	3,350,000	46,066	-
Salem Communications	1,541,000	-	7,600	1,533,400	3,511	-
Shutterfly	1,700,000	600,000	-	2,300,000	94,714	-
Spanish Broadcasting System*+	2,400,000	240,000	2,462,300	177,700	295	-
SPS Commerce	856,429	43,571	-	900,000	14,661	-
Summit Hotel Properties	-	1,500,000	-	1,500,000	10,590	230
Supertex	1,035,000	-	390,720	644,280	11,146	-
Talbots*	4,150,000	-	4,150,000	-	-	-
THQ*	3,567,000	-	3,567,000	-	-	-
TriCo Bancshares	1,350,000	-	-	1,350,000	16,564	243
True Religion Apparel	2,047,000	-	300,000	1,747,000	47,099	-
Tuscany International Drilling*	10,719,200	-	1,849,200	8,870,000	4,909	-
tw telecom	9,500,000	-	-	9,500,000	156,940	-
Tyler Technologies	2,000,000	-	300,000	1,700,000	42,976	-
Universal Technical Institute	1,700,000	-	300,000	1,400,000	19,026	-
Virtusa	2,000,000	125,000	-	2,125,000	28,050	-
Warnaco Group	2,190,000	-	-	2,190,000	100,937	-
Wolverine Minerals	-	4,000,000	-	4,000,000	1,299	-
World Acceptance	1,505,202	-	-	1,505,202	84,216	-
Total of Affiliated Transactions	322,039,190	89,527,204	60,376,541	351,189,853	$3,638,585	$8,015

*  At September 30, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

+  Includes the effects of a stock split.

  The aggregate cost and value of these companies at September 30, 2011, were $2,461,969 and $3,198,218 respectively. Investments in affiliate companies represent 21.12% of total net assets at September 30, 2011.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2011, the market value of these securities (in thousands) amounted to $19,205 which represented 0.13% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/08/10	1,136,364	$15,000	$12,113
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591	2,474
Quetzal Energy	1/14/11	41,100,000	5,193	1,694
Wolverine Minerals	6/03/11	4,000,000	2,005	1,299
Petrodorado - Warrants	11/20/09	24,000,000	2,965	499
MicroDose Technologies	11/24/00	359,944	2,005	299
Petromanas - Warrants	5/20/10	18,750,000	1,086	263
Canadian Overseas Petroleum - Warrants	11/24/10	4,200,000	526	232
Voyager Learning, Contingent Value Rights	12/24/09	2,000,000	-	180
Duluth Exploration - Special Warrants	8/19/11	500,000	-	95
Wolverine Minerals - Warrants	6/03/11	2,000,000	243	57
Locus Pharmaceuticals	9/05/01-2/08/07	94,715	7,780	-
Security Capital European Realty	8/20/98-7/20/99	37,407	205	-
			$40,599	$19,205

(e)  Security has no value.

(f)  Illiquid security.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At September 30, 2011, this security had an aggregate value of $13,444, which represented 0.09% of total net assets.

(i)  At September 30, 2011, for federal income tax purposes the cost of investments was $11,249,077 and net unrealized appreciation was $3,595,060 consisting of gross unrealized appreciation of $4,942,760 and gross unrealized depreciation of $1,347,700.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(j)  On September 30, 2011, the market value of foreign securities represented 9.95% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percentage of Net Assets
Netherlands	$305,627	2.02
Canada	246,767	1.63
Singapore	132,171	0.87
Columbia	124,021	0.82
Japan	92,314	0.61
Hong Kong	86,960	0.57
Sweden	67,162	0.44
France	59,455	0.39
United Kingdom	51,244	0.34
China	49,790	0.33
Denmark	43,364	0.29
Brazil	43,249	0.29
South Africa	39,179	0.26
	Value	Percentage of Net Assets
Chile	$32,176	0.21
Israel	24,280	0.16
India	23,547	0.16
Spain	15,174	0.10
Switzerland	14,164	0.09
Russia	13,444	0.09
Argentina	12,114	0.08
Iraq	10,693	0.07
Iceland	9,943	0.07
Germany	9,533	0.06
Luxembourg	- *	-
Total Foreign Portfolio	$1,506,371	9.95

*  Rounds to less than $500.

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$3,762,802	$152,025	$-	$3,914,827
Consumer Goods & Services	2,657,746	117,009	180	2,774,935
Industrial Goods & Services	2,393,988	265,573	-	2,659,561
Health Care	1,425,640	21,208	299	1,447,147
Energy & Minerals	1,125,717	270,457	12,209	1,408,383
Finance	1,401,724	-	-	1,401,724
Other Industries	825,304	79,023	-	904,327
Total Equities	13,592,921	905,295	12,688	14,510,904
Total Securities Lending Collateral	333,233	-	-	333,233
Total Investments	$13,926,154	$905,295	$12,688	$14,844,137

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

> Notes to Statement of Investments (dollar values in thousands)

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Tranfers Out
Level 1	Level 2	Level 1	Level 2
$91,474	$16,715	$16,715	$91,474

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions expired.

  Foreign exchange-traded financial assets were transferred from Level 1 to Level 2.

The following table reconciles asset balances for the nine months ending September 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011
Equities
Consumer Goods & Services	$262	$-	$(82)	$-	$-	$-	$-	$180
Energy & Minerals	15,000	-	(2,887)	96	-	-	-	12,209
Health Care	103	-	196	-	-	-	-	299
	$15,365	$-	$(2,773)	$96	$-	$-	$-	$12,688

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $2,773.

Columbia Acorn International

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	06/30/11	09/30/11
Purchases
Asia
> Japan
Advance Residence Investment	15,300	16,005
Aeon Delight	1,846,000	1,995,438
Ain Pharmaciez	707,000	751,792
Asahi Diamond Industrial	1,360,000	1,851,900
Daiseki	1,181,200	1,277,429
Fukuoka REIT	2,850	2,874
Glory	977,000	1,055,562
Hamamatsu Photonics	710,000	765,554
Hoshizaki Electric	1,563,000	1,697,200
Ibiden	819,000	883,144
Icom	675,780	732,108
Japan Airport Terminal	1,666,700	2,052,572
Jupiter Telecommunications	24,022	25,979
Kakaku.com	2,870	530,500
Kansai Paint	7,568,400	8,187,600
Kintetsu World Express	868,000	937,651
Kuraray	1,974,000	2,129,100
Misumi Group	0	772,000
Miura	587,800	636,250
Mori Hills REIT Investment	4,458	5,540
Nakanishi	274,000	295,762
Osaka Securities Exchange	5,100	5,531
Park24	0	736,600
Pigeon	439,800	469,500
Seven Bank	21,000	22,694
Shimadzu	2,400,000	2,600,000
Shinsei Bank	23,908,800	25,769,649
Sintokogio	1,794,000	1,940,200
Torishima Pump Manufacturing	1,250,500	1,346,963
Tsumura	789,000	855,604
Ushio	1,292,500	1,405,739
Wacom	23,500	25,380
> Taiwan
Advantech	0	3,458,700
Chroma Ate	0	7,025,500
CTCI Corp	0	9,315,800
Far Eastone Telecom	21,429,000	33,118,800
Formosa International Hotels	1,142,620	1,580,717
Lung Yen	0	510,800
President Chain Store	5,665,000	7,017,009
Radiant Opto-Electronics	0	5,910,000
St. Shine Optical	1,511,000	2,240,000
Taiwan Hon Chuan	6,911,000	11,315,800
Tripod Technologies	0	5,613,270
> Singapore
Ascendas REIT	22,000,000	23,489,149
Goodpack Limited	13,000,000	15,000,000

	Number of Shares
	06/30/11	09/30/11
Mapletree Commercial Trust	30,000,000	32,300,000
Mapletree Industrial Trust REIT	37,010,000	42,675,997
Mapletree Logistics Trust	50,000,000	53,383,000
> Hong Kong
Hutchison Port Holdings Trust	30,000,000	32,000,000
L'Occitane International	8,077,000	15,000,000
Melco International	0	7,419,000
MGM China Holdings	12,000,000	12,500,000
Mongolian Mining	23,335,500	35,923,500
Nagacorp	0	40,438,400
Sasa International	35,000,000	37,703,800
> China
51job - ADR	247,000	263,700
AMVIG Holdings	0	25,695,600
China Yurun Food	10,764,600	12,047,000
Digital China	0	11,165,300
Jiangsu Expressway	23,146,000	23,596,000
Netease.com	0	401,000
New Oriental Education & Technology - ADR	230,000	965,387
Noah Holdings - ADR	432,790	800,000
Want Want	7,143,600	19,410,400
Zhaojin Mining Industry	32,276,000	34,745,554
> India
Asian Paints	320,000	341,652
Infrastructure Development Finance	3,550,000	3,807,700
Jain Irrigation Systems	8,587,418	11,163,303
Manappuram Finance	11,814,746	14,381,649
Mundra Port & Special Economic Zone	7,496,953	8,052,053
REI Agro	30,574,905	32,642,905
S. Kumars Nationwide	9,600,000	10,249,300
Shriram Transport Finance	715,000	767,100
United Breweries	367,138	1,203,445
> South Korea
MegaStudy	121,132	129,332
NHN	150,000	160,150
Woongjin Coway	1,157,000	1,242,590
> Philipines
Int'l Container Terminal	0	7,931,700
Manila Water Company	0	14,299,600
SM Prime Holdings	0	63,272,200
> Thailand
Home Product Center	80,000,000	104,039,000
> Indonesia
Ace Indonesia	6,898,100	8,306,300

	Number of Shares
	06/30/11	09/30/11
Purchases (continued)
Europe
> United Kingdom
Abcam	2,752,210	2,950,000
Archipelago Resources	26,712,371	29,063,787
Chemring	5,437,000	5,700,000
Cobham	5,385,000	5,804,000
Domino's Pizza United Kingdom & Ireland	0	2,497,000
FlyBe	1,376,083	1,499,183
GlobeOp Financial Services	3,758,000	4,155,200
JLT Group	2,868,800	3,644,400
Kesa Electricals	8,346,000	9,009,000
Petropavlovsk	1,976,000	2,109,700
Premier Oil	2,432,000	2,636,932
PureCircle	3,889,000	4,163,948
Rotork	680,000	730,000
Shaftesbury	859,200	1,691,711
Smith and Nephew	1,630,000	1,761,742
Sterling Resources	2,600,000	2,840,000
Tullow Oil	690,000	740,581
> Netherlands
Aalberts Industries	2,296,992	2,479,123
Arcadis	1,164,669	1,252,514
Fugro	784,111	844,967
Imtech	1,841,280	1,955,311
Koninklijke TenCate	1,272,365	1,371,573
Unit 4 Aggresso	1,476,800	1,591,702
Vopak	1,104,200	1,189,424
> France
Eurofins Scientific	489,287	554,800
Gemalto	799,000	1,193,000
Hi-Media	1,689,100	1,831,204
Mersen	541,500	556,874
Neopost	610,000	631,797
Norbert Dentressangle	213,800	232,400
Pierre & Vacances	322,200	322,605
Rubis	274,100	376,131
Saft	902,900	971,800
Teleperformance	1,078,000	1,158,000
> Switzerland
Bank Sarasin & Cie	720,000	773,707
Dufry Group	190,000	286,300
Geberit	185,000	225,650
Kuehne & Nagel	325,000	350,445
Partners Group	235,000	265,000
> Germany
CTS Eventim	403,286	819,889
Deutsche Beteiligungs	312,500	338,886
Dürr	237,511	636,800

	Number of Shares
	06/30/11	09/30/11
Elringklinger	515,000	555,700
Rational	137,500	148,295
Rheinmetall	630,000	679,600
Rhoen-Klinikum	1,460,000	1,600,000
Wirecard	2,120,000	2,286,441
> Sweden
Hexagon	3,799,000	4,056,007
Sweco	3,887,000	4,150,024
Unibet	607,000	658,700
> Italy
Ansaldo STS	2,083,000	2,621,149
CIR	9,796,000	13,547,300
Geox	3,573,000	4,973,000
> Denmark
Novozymes	306,000	329,760
SimCorp	156,000	168,042
> Ireland
Aryzta	297,000	395,008
United Drug	9,669,485	9,700,000
> Czech Republic
Komercni Banka	121,268	130,682
> Portugal
Redes Energéticas Nacionais	7,278,105	7,770,405
> Finland
Stockmann	967,777	1,039,429
> Norway
Atea	2,045,964	2,403,664
> Belgium
EVS Broadcast Equipment	145,031	332,977
> Greece
Intralot	6,475,300	6,954,400
Other Countries
> Canada
AG Growth	540,000	582,942
Alliance Grain Traders	501,700	754,800
Baytex	574,000	615,857
Black Diamond Group	546,500	1,189,576
CCL Industries	1,301,612	1,403,772
Celtic Exploration	146,200	505,000
Crew Energy	367,600	678,000
DeeThree Exploration	3,738,877	4,061,377
Eacom Timber	12,500,000	13,000,000
Horizon North Logistics	2,214,100	2,411,514
Ivanhoe Mines	1,833,100	1,964,621
Onex Capital	605,000	653,200

Columbia Acorn International

Major Portfolio Changes in the Third Quarter (Unaudited), continued

	Number of Shares
	06/30/11	09/30/11
Purchases (continued)
Other Countries—continued
> Canada—continued
Pan Orient	1,480,610	1,607,306
ShawCor	1,710,000	1,790,397
Southern Arc Minerals	5,737,500	6,217,500
Tahoe Resources	872,700	963,600
> United States
Alexion Pharmaceuticals	822,000	887,431
Atwood Oceanics	1,273,000	1,373,080
BioMarin Pharmaceutical	1,145,000	1,229,871
Bristow	391,000	421,732
FMC Technologies	658,000	707,213
Oil States International	250,000	270,000
Textainer Group Holdings	568,000	838,297
World Fuel Services	918,000	987,228
> South Africa
Adcock Ingram Holdings	4,625,000	4,992,200
Coronation Fund Managers	8,723,060	10,271,492
Massmart Holdings	0	1,019,988
Naspers	1,096,000	1,170,188
Northam Platinum	5,780,900	6,463,160
Rand Merchant Insurance	17,625,208	19,098,300
> Autstralia
Cochlear	467,000	498,560
UGL	2,482,000	2,653,389
> Israel
Israel Chemicals	2,890,000	3,085,527
> Senegal
Sonatel	43,000	45,237
Latin America
> Brazil
Mills Estruturas e Servicos de Engenharia	3,000,000	3,184,900
MRV Engenharia	3,400,000	3,634,800
Multiplus	1,100,000	1,179,000
Suzano - Preferred	5,937,000	6,344,043
> Mexico
Grupo Aeroportuario del Sureste - ADR	580,000	624,168
> Chile
Sociedad Quimica y Minera de Chile - ADR	340,000	362,996
> Argentina
Madalena Ventures	5,400,000	5,940,000
> Colombia
Canacol Energy	8,240,000	8,893,869
Gulf United	20,718,000	22,525,000

	Number of Shares
	06/30/11	09/30/11
Sales
Asia
> Japan
Aeon Mall	906,000	880,474
Asics	3,650,000	2,116,900
Gree	1,355,000	1,139,000
Kamigumi	3,283,000	634,794
Makita	509,000	0
Nippon Sheet Glass	7,174,000	6,107,300
Start Today	1,275,000	938,400
> Taiwan
China Steel Chemical	4,192,000	2,748,000
Everlight Electronics	7,206,000	0
Simplo Technology	5,821,000	3,678,530
Sinyi Realty	2,211,000	1,211,280
> Singapore
CDL Hospitality Trust	23,000,000	21,890,000
Olam International	35,981,000	33,000,000
Singapore Exchange	4,000,000	3,500,000
> Hong Kong
Hong Kong Exchanges and Clearing	750,000	0
Lifestyle International	18,000,000	17,000,000
> China
China Communication Services	41,959,300	0
ENN Energy	6,000,000	5,000,000
RexLot Holdings	240,000,000	239,160,800
Shandong Weigao	11,286,200	0
Wasion Group	24,244,400	8,479,200
Zuoan Fashion	680,503	265,146
Europe
> United Kingdom
Intertek Group	2,000,000	1,853,000
Next	582,000	446,300
Serco	3,513,800	3,305,000
Workspace Group	56,093,000	8,028,385
> Netherlands
Core Laboratories	249,000	228,095
USG People	1,093,994	454,772
> Switzerland
Sika	22,300	19,251
> Germany
Vossloh	165,000	0
> Sweden
Orc Software	708,342	140,068

	Number of Shares
	06/30/11	09/30/11
Sales (continued)
Europe—continued
> Italy
Credito Emiliano	4,311,600	0
Terna	4,111,000	0
Tod's	257,200	155,200
> Ireland
Paddy Power	359,000	350,000
> Spain
Red Eléctrica de España	579,000	494,320
> Portugal
Banco Comercial Português	22,568,987	0
> Finland
Poyry	410,523	409,248
> Russia
Mail.ru - GDR	764,506	629,642
> Poland
Central European Distribution	893,900	0
Other Countries
> Canada
Guyana Goldfields	1,291,135	0
> South Africa
Mr. Price	4,600,000	3,722,083
> Autstralia
SAI Global	6,281,896	5,806,600
Seek	1,000,000	0
> Egypt
Paints & Chemical Industries (Pachin)	235,342	0
Latin America
> Brazil
Localiza Rent A Car	4,300,000	4,200,000
Natura	1,300,000	0
PDG Realty	4,400,000	0

Columbia Acorn International

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
		Equities: 96.4%
Asia 41.6%
	> Japan 18.6%
8,187,600	Kansai Paint	$78,460
	Paint Producer in Japan, India, China and Southeast Asia
22,694	Seven Bank	44,294
	ATM Processing Services
1,995,438	Aeon Delight	42,826
	Facility Maintenance & Management
1,697,200	Hoshizaki Electric	41,348
	Commercial Kitchen Equipment
7,780	Orix JREIT	35,750
	Diversified REIT
1,139,000	Gree	34,736
	Mobile Social Networking Game Developer/Platform
751,792	Ain Pharmaciez	33,127
	Dispensing Pharmacy/Drugstore Operator
765,554	Hamamatsu Photonics	30,857
	Optical Sensors for Medical & Industrial Applications
2,052,572	Japan Airport Terminal	30,534
	Airport Terminal Operator at Haneda
25,380	Wacom (a)	29,747
	Computer Graphic Illustration Devices
2,129,100	Kuraray	29,037
	Special Resin, Fine Chemical, Fibers & Textures
16,005	Advance Residence Investment	28,992
	Residential REIT
25,769,649	Shinsei Bank	28,965
	Commercial Bank
2,116,900	Asics	28,905
	Footwear and Apparel
25,979	Jupiter Telecommunications	28,110
	Largest Cable Service Provider in Japan
855,604	Tsumura	27,280
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
295,762	Nakanishi	26,991
	Dental Tools & Machinery
937,651	Kintetsu World Express	26,818
	Airfreight Logistics
1,851,900	Asahi Diamond Industrial	25,760
	Consumable Diamond Tools
5,531	Osaka Securities Exchange (b)	25,348
	Osaka Securities Exchange
1,277,429	Daiseki	25,279
	Waste Disposal and Recycling
1,055,562	Glory	24,813
	Currency Handling Systems & Related Equipment
2,600,000	Shimadzu	21,932
	Analytical Instrument, Medical & Industrial Equipment
530,500	Kakaku.com	21,776
	Online Price Comparison Services for Consumers

Number of Shares		Value (000)
1,405,739	Ushio	$21,401
	Industrial Light Sources
938,400	Start Today	20,333
	Online Japanese Apparel Retailer
880,474	Aeon Mall	20,112
	Suburban Shopping Mall Developer, Owner & Operator
469,500	Pigeon	19,247
	Baby Care Products
1,940,200	Sintokogio	18,987
	Automated Casting Machines, Surface Treatment System and Consumables
1,346,963	Torishima Pump Manufacturing (b)	18,918
	Industrial Pump for Power Generation and Water Supply Systems
732,108	Icom	18,767
	Two Way Radio Communication Equipment
2,874	Fukuoka REIT	18,677
	Diversified REIT in Fukuoka
883,144	Ibiden	18,663
	Electronic Parts & Ceramics
5,540	Mori Hills REIT Investment	18,639
	Tokyo-centric Diversified REIT
636,250	Miura	18,629
	Industrial Boiler
772,000	Misumi Group	17,156
	Industrial Components Distributor
6,107,300	Nippon Sheet Glass	13,664
	Sheet Glass for Building and Automotive Use
736,600	Park24	9,155
	Parking Lot Operator
634,794	Kamigumi	5,666
	Port Cargo Handling & Logistics
		1,029,699
	> Taiwan 4.8%
33,118,800	Far Eastone Telecom	48,967
	Taiwan's 3rd Largest Mobile Operator
7,017,009	President Chain Store	39,519
	Taiwan's Number One Convenience Chain Store Operator
2,240,000	St. Shine Optical	27,343
	World's Leading Disposable Contact Lens OEM
11,315,800	Taiwan Hon Chuan	24,014
	Beverage Packaging (bottles, caps, labels) Manufacturer
3,678,530	Simplo Technology	22,593
	Battery Packs for Notebook & Tablet PCs
1,580,717	Formosa International Hotels	21,529
	Hotel, Food & Beverage Operation & Hospitality Management Services
5,910,000	Radiant Opto-Electronics	16,578
	LCD Back Light Modules
5,613,270	Tripod Technologies	14,622
	Printed Circuit Boards
7,025,500	Chroma Ate	14,396
	Automatic Test Systems, Testing & Measurement Instruments

Number of Shares		Value (000)
	> Taiwan—continued
2,748,000	China Steel Chemical	$11,403
	Sole Coal Chemical Producer in Taiwan
9,315,800	CTCI Corp	11,144
	International Engineering Firm
3,458,700	Advantech	9,085
	Industrial PC & Components
1,211,280	Sinyi Realty	1,560
	Taiwanese Realty Company
510,800	Lung Yen	1,224
	Funeral Services and Columbaria
		263,977
	> Singapore 4.4%
33,000,000	Olam International	56,234
	Agriculture Supply Chain Manager
23,489,149	Ascendas REIT	36,221
	Industrial Property Landlord
42,675,997	Mapletree Industrial Trust REIT	35,113
	Industrial Property Landlord
53,383,000	Mapletree Logistics Trust	34,577
	Industrial Property Landlord
21,890,000	CDL Hospitality Trust	25,144
	Hotel Owner/Operator
32,300,000	Mapletree Commercial Trust	19,994
	Retail and Office Property Landlord
3,500,000	Singapore Exchange	17,593
	Singapore Equity & Derivatives Market Operator
15,000,000	Goodpack Limited	17,312
	International Bulk Container Leasing
		242,188
	> Hong Kong 4.3%
7,000,000	Melco Crown Entertainment - ADR (c)	58,170
	Macau Casino Operator
17,000,000	Lifestyle International	43,129
	Mid to High-End Department Store Operator in Hong Kong & China
35,923,500	Mongolian Mining (c)	31,761
	Coking Coal Mining in Mongolia
15,000,000	L'Occitane International (c)	30,213
	Skin Care and Cosmetics Producer
37,703,800	Sasa International	22,358
	Cosmetics Retailer
32,000,000	Hutchison Port Holdings Trust	21,360
	Southern China Container Ports
12,500,000	MGM China Holdings (c)	16,565
	Macau Casino Operator
40,438,400	Nagacorp	8,629
	Casino/Entertainment Complex in Cambodia
7,419,000	Melco International	4,857
	Macau Casino Operator
		237,042
	> China 4.0%
34,745,554	Zhaojin Mining Industry	57,798
	Gold Mining and Refining in China
965,387	New Oriental Education & Technology - ADR (c)	22,175
	Education Service Provider

Number of Shares		Value (000)
23,596,000	Jiangsu Expressway	$17,821
	Chinese Toll Road Operator
19,410,400	Want Want	17,579
	Chinese Branded Consumer Food Company
5,000,000	ENN Energy	16,175
	China's Largest Private Gas Operator
401,000	Netease.com	15,302
	Chinese Online Gaming Services
11,165,300	Digital China	14,615
	IT Distribution & Systems Integration Services
25,695,600	AMVIG Holdings	14,483
	Chinese Tobacco Packaging Material Supplier
239,160,800	RexLot Holdings	14,216
	Lottery Equipment Supplier in China
12,047,000	China Yurun Food	12,742
	Meat Processor in China
263,700	51job - ADR (b)(c)	10,522
	Integrated Human Resource Services
800,000	Noah Holdings - ADR (b)	7,360
	Wealth Management Product Distributor in China
8,479,200	Wasion Group	2,449
	Electronic Power Meter Total Solution Provider
265,146	Zuoan Fashion (b)(c)	729
	Men's Apparel Provider in China
		223,966
	> India 2.7%
11,163,303	Jain Irrigation Systems	34,573
	Agricultural Micro-Irrigation Systems & Food Processing
8,052,053	Mundra Port & Special Economic Zone	26,906
	Indian West Coast Shipping Port
341,652	Asian Paints	21,990
	India's Largest Paint Company
32,642,905	REI Agro	16,480
	Basmati Rice Processing
14,381,649	Manappuram Finance	15,262
	Short-term Lending Collateralized by Household Gold
767,100	Shriram Transport Finance	9,529
	Used Truck Finance
1,203,445	United Breweries (c)	9,150
	India's Largest Brewer
10,249,300	S. Kumars Nationwide	8,711
	Textiles, Clothing & Retail
3,807,700	Infrastructure Development Finance	8,552
	Infrastructure Finance in India
		151,153
	> South Korea 1.5%
1,242,590	Woongjin Coway	40,009
	South Korean Household Appliance Rental Service Provider
160,150	NHN (c)	30,511
	Korean Online Search Services
129,332	MegaStudy	12,973
	Education Service Provider
		83,493

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Philipines 0.6%
63,272,200	SM Prime Holdings	$17,578
	Shopping Mall Operator
7,931,700	Int'l Container Terminal	8,415
	Container Handling Terminals & Port Management
14,299,600	Manila Water Company	6,190
	Water Utility Company in the Philippines
		32,183
	> Thailand 0.6%
104,039,000	Home Product Center	31,099
	Home Improvement Retailer
		31,099
	> Indonesia 0.1%
8,306,300	Ace Indonesia	3,105
	Home Improvement Retailer
		3,105
Asia: Total		2,297,905
Europe 35.3%
	> United Kingdom 7.7%
1,853,000	Intertek Group	53,294
	Testing, Inspection, Certification Services
5,700,000	Chemring	46,669
	Defense Manufacturer of Countermeasures and Energetics
3,644,400	JLT Group (b)	35,688
	International Business Insurance Broker
29,063,787	Archipelago Resources (a)(c)	31,066
	Gold Mining Projects in Indonesia, Vietnam, and the Philippines
8,028,385	Workspace Group (a)	26,965
	United Kingdom Real Estate
3,305,000	Serco	26,146
	Facilities Management
2,109,700	Petropavlovsk	19,401
	Gold and Iron Ore Mining in Russia
4,155,200	GlobeOp Financial Services	18,726
	Hedge Fund Administrator
730,000	Rotork	17,570
	Valve Actuators for Oil & Water Pipelines
446,300	Next	17,497
	Clothes and Home Retailer in the United Kingdom
2,497,000	Domino's Pizza United Kingdom & Ireland	17,216
	Pizza Delivery in United Kingdom, Ireland and Germany
2,950,000	Abcam (c)	16,676
	Online Sales of Antibodies
1,761,742	Smith and Nephew	15,848
	Medical Equipment & Supplies
5,804,000	Cobham	15,711
	Aerospace Components
740,581	Tullow Oil	14,978
	Oil and Gas Producer
2,636,932	Premier Oil (c)	14,176
	Oil and Gas Producer in Europe, Pakistan and Asia

Number of Shares		Value (000)
1,691,711	Shaftesbury	$12,221
	London Prime Retail REIT
9,009,000	Kesa Electricals	11,704
	Europe's Leading Electricals Retailers
4,163,948	PureCircle (c)	5,790
	Natural Sweeteners
1,650,000	SKIL Ports and Logistics (c)	3,782
	Indian Container Port Project
1,499,183	FlyBe (c)	2,665
	Largest European Regional Airline
1,692,525	Sterling Resources (c)	1,599
1,147,475	Sterling Resources (c)(d)	1,062
	Oil & Gas Exploration - Europe
		426,450
	> Netherlands 5.8%
1,189,424	Vopak	56,848
	World's Largest Operator of Petroleum and Chemical Storage Terminals
1,955,311	Imtech	55,001
	Electromechanical and ICT Installation and Maintenance
844,967	Fugro	42,613
	Sub-sea Oilfield Services
1,371,573	Koninklijke TenCate (a)	42,153
	Advanced Textiles and Industrial Fabrics
1,591,702	Unit 4 Aggresso (a)	38,867
	Business Software Development
2,479,123	Aalberts Industries	36,859
	Flow Control and Heat Treatment
1,252,514	Arcadis	22,864
	Engineering Consultants
228,095	Core Laboratories (b)	20,490
	Oil and Gas Reservoir Consulting
454,772	USG People	3,766
	Temporary Staffing Services
		319,461
	> France 5.0%
1,193,000	Gemalto	56,731
	Digital Security Solutions
631,797	Neopost	46,327
	Postage Meter Machines
554,800	Eurofins Scientific	41,935
	Food, Pharmaceuticals and Materials Screening and Testing
971,800	Saft	26,097
	Niche Battery Manufacturer
1,158,000	Teleperformance	24,600
	Call Center Operator
556,874	Mersen	22,040
	Advanced Industrial Materials
376,131	Rubis	18,947
	Tank Storage and LPG Distribution
232,400	Norbert Dentressangle	17,861
	Leading European Logistics and Transport Group
322,605	Pierre & Vacances	12,839
	Vacation Apartment Lets

Number of Shares		Value (000)
	> France—continued
1,831,204	Hi-Media (b)(c)	$5,935
	Online Advertiser in Europe
		273,312
	> Switzerland 3.8%
265,000	Partners Group	43,634
	Private Markets Asset Management
225,650	Geberit (c)	41,664
	Plumbing Supplies
350,445	Kuehne & Nagel	39,331
	Freight Forwarding/Logistics
19,251	Sika	34,085
	Chemicals for Construction & Industrial Applications
286,300	Dufry Group (c)	25,029
	Operates Airport Duty Free and Duty Paid Shops
773,707	Bank Sarasin & Cie	23,657
	Private Banking
		207,400
	> Germany 3.6%
2,286,441	Wirecard	34,980
	Online Payment Processing & Risk Management
148,295	Rational	33,290
	Commercial Ovens
1,600,000	Rhoen-Klinikum	32,400
	Health Care Services
679,600	Rheinmetall	31,877
	Defense & Automotive
819,889	CTS Eventim	24,424
	Event Ticket Sales
636,800	Dürr	20,520
	Automotive Plant Engineering & Associated Capital Equipment
555,700	Elringklinger (b)	12,992
	Automobile Components
338,886	Deutsche Beteiligungs	6,753
	Private Equity Investment Management
		197,236
	> Sweden 1.9%
4,056,007	Hexagon	52,741
	Design, Measurement and Visualization Software and Equipment
4,150,024	Sweco (a)	34,311
	Engineering Consultants
658,700	Unibet (c)	12,388
	European Online Gaming Operator
905,452	East Capital Explorer	6,920
	Sweden-Based RUS/CEE Investment Fund
140,068	Orc Software (b)	941
	Software for Securities Trading, Analysis and Risk Management
		107,301
	> Italy 1.5%
2,621,149	Ansaldo STS	26,050
	Railway Systems Integrator
13,547,300	CIR	25,470
	Italian Holding Company

Number of Shares		Value (000)
4,973,000	Geox	$18,105
	Apparel and Shoe Maker
155,200	Tod's	13,093
	Leather Shoes and Bags
		82,718
	> Denmark 1.3%
329,760	Novozymes	46,885
	Industrial Enzymes
168,042	SimCorp	24,107
	Software for Investment Managers
		70,992
	> Ireland 1.2%
9,700,000	United Drug	29,701
	Irish Pharmaceutical Wholesaler & Outsourcer
350,000	Paddy Power	18,020
	Irish Betting Services
395,008	Aryzta	16,743
	Baked Goods
		64,464
	> Iceland 0.7%
35,982,499	Marel (c)	35,777
	Largest Manufacturer of Poultry and Fish Processing Equipment
		35,777
	> Czech Republic 0.4%
130,682	Komercni Banka	24,237
	Leading Czech Universal Bank
		24,237
	> Spain 0.4%
494,320	Red Eléctrica de España	22,525
	Spanish Power Transmission
		22,525
	> Portugal 0.4%
7,770,405	Redes Energéticas Nacionais	21,838
	Portuguese Power Transmission and Gas Transportation
		21,838
	> Finland 0.4%
1,039,429	Stockmann (b)	17,483
	Department Store and Fashion Retailer in Scandinavia and Russia
409,248	Poyry	3,206
	Engineering Consultants
		20,689
	> Norway 0.3%
2,403,664	Atea	19,065
	Leading Nordic IT Hardware/Software Reseller and Installation Company
		19,065
	> Russia 0.3%
629,642	Mail.ru - GDR (c)(f)	18,231
	Internet Social Networking and Games for Russian Speakers
		18,231

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Belgium 0.3%
332,977	EVS Broadcast Equipment	$17,220
	Digital Live Mobile Production Software and Systems
		17,220
	> Kazakhstan 0.2%
1,770,000	Halyk Savings Bank of Kazakhstan (c)	10,976
	Largest Retail Bank and Insurer in Kazakhstan
		10,976
	> Greece 0.1%
6,954,400	Intralot	7,993
	Lottery and Gaming Systems and Services
		7,993
Europe: Total		1,947,885
Other Countries 15.5%
	> Canada 4.8%
1,790,397	ShawCor	41,569
	Oil and Gas Pipeline Products
1,403,772	CCL Industries	37,415
	Leading Global Label Manufacturer
615,857	Baytex (b)(c)	25,747
	Oil and Gas Producer in Canada
582,942	AG Growth	20,844
	Leading Manufacturer of Augers and Grain Handling Equipment
653,200	Onex Capital	20,358
	Private Equity
754,800	Alliance Grain Traders	16,063
	Global Leader in Pulse Processing and Distribution
1,189,576	Black Diamond Group	15,382
	Provides Accommodations/Equipment for Oil Sands Development
1,049,943	Ivanhoe Mines (c)	14,478
914,678	Ivanhoe Mines (c)(g)	12,531
	Copper Mine Project in Mongolia
963,600	Tahoe Resources (c)	13,885
	Silver Project in Guatemala
505,000	Celtic Exploration (c)	10,877
	Canadian Oil and Gas Producer
2,411,514	Horizon North Logistics	9,044
	Provides Diversified Oil Service Offering in Northern Canada
2,919,000	DeeThree Exploration (a)(c)(d)	6,251
1,142,377	DeeThree Exploration (a)(c)	2,497
	Canadian Oil and Gas Producer
678,000	Crew Energy (c)	6,004
	Canadian Oil and Gas Producer
6,217,500	Southern Arc Minerals (a)(c)(d)	5,350
	Gold and Copper Exploration in Indonesia
1,607,306	Pan Orient (c)	3,574
	Pan Orient is Growth Oriented, Return Focused Asian Explorer
12,500,000	Petromanas (c)	1,491
6,250,000	Petromanas - Warrants (c)(d)	88
	Exploring for Oil in Albania

Number of Shares		Value (000)
13,000,000	Eacom Timber (c)	$1,241
	Canadian Lumber Producer
		264,689
	> United States 4.6%
887,431	Alexion Pharmaceuticals (c)	56,849
	Biotech Focused on Orphan Diseases
1,373,080	Atwood Oceanics (c)	47,179
	Offshore Drilling Contractor
1,229,871	BioMarin Pharmaceutical (c)	39,196
	Biotech Focused on Orphan Diseases
987,228	World Fuel Services	32,233
	Global Fuel Broker
707,213	FMC Technologies (c)	26,591
	Oil and Gas Well Head Manufacturer
421,732	Bristow	17,894
	Largest Provider of Helicopter Services to Offshore Oil and Gas Producers
838,297	Textainer Group Holdings	17,001
	Top International Container Leasor
270,000	Oil States International (c)	13,748
	Diversified North American Oil Service Provider
		250,691
	> South Africa 3.9%
1,170,188	Naspers	50,535
	Media in Africa, China, Russia, and Other Emerging Markets
4,992,200	Adcock Ingram Holdings	37,021
	Manufacturer of Pharmaceuticals and Medical Supplies
3,722,083	Mr. Price	30,847
	South African Retailer of Apparel, Household and Sporting Goods
19,098,300	Rand Merchant Insurance	29,575
	Directly Sold Property and Casualty Insurance; Holdings in Other Insurers
6,463,160	Northam Platinum	26,207
	Platinum Mining in South Africa
10,271,492	Coronation Fund Managers	25,354
	South African Fund Manager
1,019,988	Massmart Holdings	17,460
	General Merchandise, Food, and Home Improvement Stores; Wal-Mart Subsidiary
		216,999
	> Australia 1.4%
2,653,389	UGL	29,009
	Engineering and Facilities Management
5,806,600	SAI Global	26,419
	Publishing, Certification, Compliance Services
498,560	Cochlear	22,101
	Cochlear Implants
		77,529
	> Israel 0.6%
3,085,527	Israel Chemicals	35,139
	Producer of Potash, Phosphates, Bromine, and Specialty Chemicals
		35,139

Number of Shares		Value (000)
	> Senegal 0.2%
45,237	Sonatel	$11,272
	Leading Telecoms Operator in Western Africa
		11,272
Other Countries: Total		856,319
Latin America 4.0%
	> Brazil 2.7%
4,200,000	Localiza Rent A Car	55,419
	Car Rental
3,184,900	Mills Estruturas e Servicos de Engenharia	29,829
	Civil Engineering & Construction
6,344,043	Suzano - Preferred	28,578
	Brazilian Pulp and Paper Producer
3,634,800	MRV Engenharia	18,520
	Brazilan Property Developer
1,179,000	Multiplus	17,018
	Loyalty Program Operator in Brazil
		149,364
	> Mexico 0.5%
624,168	Grupo Aeroportuario del Sureste - ADR	31,034
	Mexican Airport Operator
		31,034
	> Chile 0.3%
362,996	Sociedad Quimica y Minera de Chile - ADR	17,355
	Producer of Specialty Fertilizers, Lithium and Iodine
		17,355
	> Argentina 0.3%
1,136,364	Union Agriculture Group (c)(d)(e)	12,114
	Farmland Operator in Uruguay
5,940,000	Madalena Ventures (c)(d)	2,666
	Oil and Gas Exploration in Argentina
		14,780
	> Colombia 0.2%
8,893,869	Canacol Energy (c)	5,432
	Oil Producer in South America
22,525,000	Gulf United (c)(d)	4,973
	Prospecting for Oil Alongside Large Producers in Colombia
		10,405
Latin America: Total		222,938
Total Equities: 96.4% (Cost: $4,746,140)		5,325,047

Number of Shares		Value (000)
	Securities Lending Collateral 0.9%
47,260,372	Dreyfus Government Cash Management Fund (h) (7 day yield of 0.00%)	$47,260
Total Securities Lending Collateral: (Cost: $47,260)		47,260
Total Investments: 97.3% (Cost: $4,793,400)(i)(j)		5,372,307
Obligation to Return Collateral for Securities Loaned: (0.9)%		(47,260)
Cash and Other Assets Less Liabilities: 3.6%		198,718
Total Net Assets: 100.0%		$5,523,765

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the nine months ended September 30, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/11	Value	Dividend
Archipelago Resources	24,346,593	4,717,194	-	29,063,787	$31,066	$-
DeeThree Exploration	2,392,877	1,668,500	-	4,061,377	8,748	-
Gulf United*	-	22,525,000	-	22,525,000	4,973	-
Koninklijke TenCate	1,240,557	131,016	-	1,371,573	42,153	-
Southern Arc Minerals	-	6,217,500	-	6,217,500	5,350	-
Sweco	3,887,000	263,024	-	4,150,024	34,311	1,617
Unit 4 Aggresso	1,476,800	114,902	-	1,591,702	38,867	450
United Drug*	12,110,000	737,752	3,147,752	9,700,000	29,701	1,371
Wacom	20,900	4,480	-	25,380	29,747	721
Workspace Group+	60,304,000	640,600	52,916,215	8,028,385	26,965	522
Total of Affiliated Transactions	105,778,727	37,019,968	56,063,967	86,734,728	$251,881	$4,681

*  At September 30, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

+  Includes the effects of a corporate action.

  The aggregate cost and value of these companies at September 30, 2011, were $181,558 and $217,207, respectively. Investments in affiliated companies represented 3.93% of the Fund's total net assets at September 30, 2011.

(b)  All or a portion of this security was on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $43,849,295.

(c)  Non-income producing security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2011, the market value of these securities (in thousands) amounted to $32,504 which represented 0.59% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/08/10	1,136,364	$15,000	$12,114
DeeThree Exploration	9/07/10-3/08/11	2,919,000	10,228	6,251
Southern Arc Minerals	2/16/11	6,217,500	10,087	5,350
Gulf United Energy	2/11/11	22,525,000	6,758	4,973
Madalena Ventures	10/21/10	5,940,000	3,764	2,666
Sterling Resources	12/02/10	1,147,475	3,425	1,062
Petromanas - Warrants	5/20/10	6,250,000	362	88
			$49,624	$32,504

(e)  Illiquid security.

(f)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At September 30, 2011, this security had an aggregate value of $18,231, which represented 0.33% of total net assets.

(g)  Security is traded on a U.S. exchange.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  At September 30, 2011, for federal income tax purposes, the cost of investments was $4,793,400 and net unrealized appreciation was $578,907 consisting of gross unrealized appreciation of $1,122,711 and gross unrealized depreciation of $543,804.

(j)  On September 30, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,029,699	18.6
Euro	1,006,966	18.2
U.S. Dollar	514,013	9.3
British Pound	423,789	7.7
Hong Kong Dollar	325,390	5.9
Other currencies less
than 5% of total net assets	2,072,450	40.3
	$5,372,307	100.0

> Notes to Statement of Investments (dollar values in thousands)

  At September 30, 2011, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	EUR	56,462	$79,721	10/14/11	$4,082
USD	EUR	55,878	79,551	11/15/11	4,708
USD	EUR	58,431	80,000	12/15/11	1,742
AUD	USD	33,213	35,227	10/14/11	(3,130)
AUD	USD	4,379	4,500	10/14/11	(268)
AUD	USD	38,997	39,936	11/15/11	(2,405)
AUD	USD	39,571	40,000	12/15/11	(2,045)
CAD	USD	38,103	39,646	10/14/11	(3,294)
CAD	USD	39,685	39,996	11/15/11	(2,164)
CAD	USD	39,741	40,000	12/15/11	(2,136)
			$478,577		$(4,910)

The counterparty for all forward foreign currency contracts is State Street Bank and Trust Company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

USD = United States Dollar

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$114,258	$2,183,647	$-	$2,297,905
Europe	22,089	1,925,796	-	1,947,885
Other Countries	503,692	352,627	-	856,319
Latin America	203,185	7,639	12,114	222,938
Total Equities	843,224	4,469,709	12,114	5,325,047
Total Securities Lending Collateral	47,260	-	-	47,260
Total Investments	$890,484	$4,469,709	$12,114	$5,372,307
Unrealized Appreciation on Forward Foreign Currency Contracts	-	10,532	-	10,532
Unrealized Depreciation on Forward Foreign Currency Contracts	-	(15,442)	-	(15,442)
Total	$890,484	$4,464,799	$12,114	$5,367,397

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$214,727	$22,667	$22,667	$214,727

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions expired.

  Foreign exchange-traded financial assets were transferred from Level 1 to Level 2.

  The following table reconciles asset balances for the nine months ending September 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011
Equities
Asia	$79	$(38,558)	$38,479	$-	$-	$-	$-	$-
Latin America	15,000	-	(2,886)	-	-	-	-	12,114
	$15,079	$(38,558)	$35,593	$-	$-	$-	$-	$12,114

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $2,886.

Columbia Acorn International

Portfolio Diversification (Unaudited)

At September 30, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$513,117	9.3
Industrial Materials & Specialty Chemicals	403,700	7.3
Machinery	391,682	7.1
Electrical Components	109,878	2.0
Construction	82,637	1.5
Conglomerates	80,992	1.5
Outsourcing Services	29,912	0.5
Industrial Distribution	17,312	0.3
	1,629,230	29.5
> Consumer Goods & Services
Retail	260,486	4.7
Food & Beverage	151,736	2.8
Casinos & Gaming	140,838	2.6
Nondurables	99,968	1.8
Other Consumer Services	96,444	1.7
Apparel	73,933	1.3
Travel	70,923	1.3
Other Entertainment	45,953	0.8
Educational Services	35,148	0.6
Restaurants	17,216	0.3
Consumer Goods Distribution	11,704	0.2
	1,004,349	18.1
> Information
Computer Hardware & Related Equipment	149,356	2.7
Internet Related	136,355	2.5
Business Software	132,935	2.4
Mobile Communications	67,734	1.2
Instrumentation	67,185	1.2
Financial Processors	52,573	1.0
Telephone and Data Services	35,872	0.6
Gaming Equipment & Services	34,736	0.6
CATV	28,110	0.5
Computer Services	20,006	0.4
Electronics Distribution	14,615	0.3
Advertising	5,935	0.1
	745,412	13.5

	Value (000)	Percentage of Net Assets
> Energy & Minerals
Mining	$232,967	4.2
Oil Services	214,020	3.9
Oil & Gas Producers	101,415	1.8
Oil Refining, Marketing & Distribution	75,795	1.4
Agricultural Commodities	57,996	1.1
	682,193	12.4
> Other Industries
Real Estate	328,391	6.0
Transportation	135,149	2.4
Regulated Utilities	66,728	1.2
	530,268	9.6
> Finance
Brokerage & Money Management	125,044	2.3
Banks	117,024	2.1
Finance Companies	94,858	1.7
Insurance	65,263	1.2
	402,189	7.3
> Health Care
Medical Equipment & Devices	121,789	2.2
Pharmaceuticals	94,002	1.7
Medical Supplies	44,019	0.8
Biotechnology & Drug Delivery	39,196	0.7
Health Care Services	32,400	0.6
	331,406	6.0
Total Equities:	5,325,047	96.4
Securities Lending Collateral:	47,260	0.9
Total Investments:	5,372,307	97.3
Obligation to Return Collateral for Securities Loaned:	(47,260)	(0.9)
Cash and Other Assets Less Liabilities:	198,718	3.6
Net Assets:	$5,523,765	100.0

Columbia Acorn USA

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	06/30/11	09/30/11
Purchases
Information
AboveNet	168,800	192,800
Carbonite	0	62,597
ExlService Holdings	428,000	556,000
NetSuite	129,000	184,000
Polycom	386,000	460,000
Tangoe	0	57,400
Consumer Goods & Services
Cavco Industries	161,000	206,000
HomeAway	30,000	140,000
lululemon athletica	390,000	780,000
Pinnacle Entertainment	645,000	775,000
Shutterfly	254,000	289,000
Skullcandy	0	140,000
Teavana	0	161,500
Warnaco Group	192,000	222,000
Industrial Goods & Services
Acorn Energy	0	600,000
Albany International	135,000	187,000
Clean Harbors	0	65,000
GrafTech International	486,000	686,000
Kennametal	177,000	226,000
Toro	71,800	136,800
Finance
CAI International	230,000	330,000
City National	0	70,000
Financial Engines	0	173,000
Textainer Group Holdings	285,000	345,000
TrustCo Bank	245,300	595,300
Health Care
Akorn	725,000	796,500
Alimera Sciences	108,512	133,180
Gen-Probe	124,000	140,000
HealthSouth	0	205,000
Hill-Rom Holdings	0	84,007
Horizon Pharma	0	150,000
Sirona Dental Systems	184,000	224,000

	Number of Shares
	06/30/11	09/30/11
Sales
Information
Amphenol	196,000	159,000
Applied Micro Circuits	448,000	0
Blackbaud	333,000	300,000
Blackboard	247,000	0
Entegris	675,000	0
FLIR Systems	130,000	0
Global Payments	188,000	170,000
IMAX (Canada)	145,000	0
Informatica	985,000	910,000
Nice Systems - ADR (Israel)	280,000	252,000
PAETEC Holding	2,030,000	0
Plexus	261,000	236,000
SBA Communications	650,000	560,000
Spanish Broadcasting System	71,718	0
TheStreet.com	343,000	225,100
Consumer Goods & Services
Chico's FAS	481,000	0
Herman Miller	260,000	164,000
Penn National Gaming	270,000	69,000
Saks	875,000	790,000
Talbots	480,000	0
True Religion Apparel	241,530	181,000
Universal Technical Institute	165,000	0
Industrial Goods & Services
Albemarle	54,000	0
Kaydon	50,000	0
WABCO Holdings	100,000	0
Finance
Associated Banc-Corp	692,400	623,000
GATX	42,400	0
McGrath Rentcorp	335,418	210,000
Pacific Continental	527,700	513,755
TCF Financial	659,800	594,000
Valley National Bancorp	931,000	675,000
ViewPoint Financial	756,000	602,487
Health Care
Array Biopharma	450,000	0
Health Management Associates	1,038,900	738,900
Idexx Laboratories	53,000	0
Isis Pharmaceuticals	850,000	643,000
Kindred Healthcare	150,000	0
Nabi Biopharmaceuticals	455,000	0
Onyx Pharmaceuticals	232,000	178,000
United Therapeutics	102,000	18,675

	Number of Shares
	06/30/11	09/30/11
Sales (continued)
Energy & Minerals
Carrizo Oil & Gas	73,000	0
Core Laboratories (Netherlands)	100,000	85,000
Houston American Energy	386,000	368,200
Other Industries
Biomed Realty Trust	995,200	739,200
Corporate Office Properties	246,000	0
Heartland Express	310,000	0
Macerich Company	98,619	0
Summit Hotel Properties	208,000	0

Columbia Acorn USA

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
		Equities: 99.0%
Information 31.1%
	> Business Software 9.6%
910,000	Informatica (a)	$37,265
	Enterprise Data Integration Software
698,000	Micros Systems (a)	30,649
	Information Systems for Hotels, Restaurants and Retailers
375,000	ANSYS (a)	18,390
	Simulation Software for Engineers and Designers
408,000	Ariba (a)	11,306
	Cost Management Software
243,000	Concur Technologies (a)	9,045
	Web Enabled Cost & Expense Management Software
300,000	Blackbaud	6,681
	Software & Services for Non-Profits
322,000	SPS Commerce (a)	5,245
	Supply Chain Management Software Delivered via the Web
52,000	Quality Systems	5,044
	IT Systems for Medical Groups & Ambulatory Care Centers
184,000	NetSuite (a)	4,970
	End to End IT Systems Solution Delivered Over the Web
220,000	Advent Software (a)	4,587
	Asset Management & Trading Systems
198,000	Constant Contact (a)	3,423
	E-mail & Other Marketing Campaign Mgmt Systems Delivered Over the Web
57,400	Tangoe (a)	649
	Software Solution for Managing Communication Expense & Devices
		137,254
	> Instrumentation 4.2%
678,000	IPG Photonics (a)	29,452
	Fiber Lasers
180,000	Mettler Toledo (a)	25,193
	Laboratory Equipment
168,000	Trimble Navigation (a)	5,637
	GPS-based Instruments
		60,282
	> Computer Hardware & Related Equipment 3.6%
1,238,000	II-VI (a)	21,665
	Laser Optics and Specialty Materials
324,000	Zebra Technologies (a)	10,025
	Bar Code Printers
252,000	Nice Systems - ADR (Israel) (a)(g)	7,648
	Audio & Video Recording Solutions
159,000	Amphenol	6,482
	Electronic Connectors
196,000	Netgear (a)	5,075
	Networking Products for Small Business & Home
		50,895

Number of Shares		Value (000)
	> Semiconductors & Related Equipment 3.3%
1,958,000	Atmel (a)	$15,801
	Microcontrollers, RF, and Memory Semiconductors
760,000	Microsemi (a)	12,145
	Analog/Mixed Signal Semiconductors
1,061,750	ON Semiconductor (a)	7,613
	Mixed Signal & Power Management Semiconductors
1,075,000	TriQuint Semiconductor (a)	5,397
	RF Semiconductors
346,000	Monolithic Power Systems (a)	3,522
	High Performance Analog & Mixed Signal ICs
430,000	Pericom Semiconductor (a)	3,186
	Interface ICs & Frequency Control Products
		47,664
	> Telephone and Data Services 2.6%
1,617,000	tw telecom (a)	26,713
	Fiber Optic Telephone/Data Services
192,800	AboveNet	10,334
	Metropolitan Fiber Communications Services
		37,047
	> Telecommunications Equipment 2.4%
732,000	Finisar (a)	12,839
	Optical Subsystems and Components
460,000	Polycom (a)	8,450
	Video Conferencing Equipment
903,000	Ixia (a)	6,926
	Telecom Network Test Equipment
752,000	Infinera (a)	5,806
	Optical Networking Equipment
		34,021
	> Gaming Equipment & Services 1.5%
660,000	Bally Technologies (a)	17,807
	Slot Machines & Software
235,000	WMS Industries (a)	4,133
	Slot Machine Provider
		21,940
	> Mobile Communications 1.4%
560,000	SBA Communications (a)	19,309
	Communications Towers
		19,309
	> Computer Services 1.3%
556,000	ExlService Holdings (a)	12,232
	Business Process Outsourcing
1,005,500	Hackett Group (a)	3,750
	IT Integration & Best Practice Research
710,000	RCM Technologies (a)(b)	3,188
	Technology & Engineering Services
		19,170
	> Financial Processors 0.5%
170,000	Global Payments	6,866
	Credit Card Processor
		6,866

Number of Shares		Value (000)
	> Contract Manufacturing 0.4%
236,000	Plexus (a)	$5,338
	Electronic Manufacturing Services
		5,338
	> Radio 0.1%
511,100	Salem Communications	1,170
	Radio Stations for Religious Programming
		1,170
	> TV Broadcasting 0.1%
975,000	Entravision Communications (a)	994
	Spanish Language TV & Radio Stations
		994
	> Consumer Software 0.1%
62,597	Carbonite (a)(c)	754
	Online File Storage
		754
	> Internet Related —%
225,100	TheStreet.com	446
	Financial Information Websites
		446
Information: Total		443,150
Consumer Goods & Services 17.6%
	> Retail 6.8%
780,000	lululemon athletica (a)	37,947
	Premium Active Apparel Retailer
468,500	Abercrombie & Fitch	28,841
	Teen Apparel Retailer
289,000	Shutterfly (a)	11,901
	Internet Photo-Centric Retailer
805,000	Pier 1 Imports (a)	7,873
	Home Furnishing Retailer
790,000	Saks (a)	6,913
	Luxury Department Store Retailer
161,500	Teavana (a)(c)	3,285
	Specialty Tea Retailer
9,000	The Fresh Market (a)	343
	Specialty Food Retailer
		97,103
	> Travel 2.9%
849,700	Gaylord Entertainment (a)	16,433
	Convention Hotels
1,175,950	Avis Budget Group (a)	11,371
	Second Largest Car Rental Company
750,000	Hertz (a)	6,675
	Largest U.S. Rental Car Operator
140,000	HomeAway (a)(c)	4,707
	Vacation Rental Online Marketplace
71,000	Vail Resorts	2,683
	Ski Resort Operator & Developer
		41,869
	> Apparel 1.6%
222,000	Warnaco Group (a)	10,232
	Global Branded Apparel Manufacturer

Number of Shares		Value (000)
90,000	Deckers Outdoor (a)	$8,393
	Fashion Footwear Wholesaler
181,000	True Religion Apparel (a)	4,880
	Premium Denim
		23,505
	> Furniture & Textiles 1.5%
880,000	Knoll	12,056
	Office Furniture
540,000	Interface	6,404
	Modular & Broadloom Carpet
164,000	Herman Miller	2,929
	Office Furniture
		21,389
	> Food & Beverage 1.1%
197,000	Diamond Foods (c)	15,719
	Snack Foods and Culinary Ingredients
		15,719
	> Consumer Goods Distribution 0.9%
472,000	Pool	12,357
	Distributor of Swimming Pool Supplies & Equipment
		12,357
	> Other Durable Goods 0.8%
206,000	Cavco Industries (a)	7,095
	Manufactured Homes
140,000	Jarden	3,956
	Branded Household Products
		11,051
	> Other Consumer Services 0.7%
259,000	Lifetime Fitness (a)	9,544
	Sport & Fitness Club Operator
		9,544
	> Casinos & Gaming 0.7%
775,000	Pinnacle Entertainment (a)	7,037
	Regional Casino Operator
69,000	Penn National Gaming (a)	2,297
	Regional Casino Operator
		9,334
	> Leisure Products 0.4%
162,000	Thor Industries	3,588
	RV & Bus Manufacturer
140,000	Skullcandy (a)(c)	1,978
	Lifestyle Branded Headphones
		5,566
	> Educational Services 0.2%
37,350	ITT Educational Services (a)(c)	2,151
	Postsecondary Degree Services
		2,151
	> Restaurants —%
26,600	Bravo Brio Restaurant Group (a)	443
	Upscale Casual Italian Restaurants
		443
Consumer Goods & Services: Total		250,031

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Industrial Goods & Services 15.8%
	> Machinery 11.8%
941,250	Ametek	$31,033
	Aerospace/Industrial Instruments
747,200	Nordson	29,694
	Dispensing Systems for Adhesives & Coatings
445,000	Donaldson	24,386
	Industrial Air Filtration
835,000	ESCO Technologies	21,292
	Automatic Electric Meter Readers
585,000	Pentair	18,726
	Pumps & Water Treatment
504,665	HEICO	16,987
	FAA Approved Aircraft Replacement Parts
280,000	MOOG (a)	9,134
	Motion Control Products for Aerospace, Defense & Industrial Markets
226,000	Kennametal	7,399
	Consumable Cutting Tools
136,800	Toro	6,740
	Turf Maintenance Equipment
162,000	Oshkosh Corporation (a)	2,550
	Specialty Truck Manufacturer
		167,941
	> Industrial Materials & Specialty Chemicals 1.0%
496,000	Drew Industries	9,910
	RV & Manufactured Home Components
187,000	Albany International	3,413
	Paper Machine Clothing and Advanced Textiles
		13,323
	> Electrical Components 0.7%
280,000	Acuity Brands	10,091
	Commercial Lighting Fixtures
		10,091
	> Waste Management 0.7%
195,000	Waste Connections	6,595
	Solid Waste Management
65,000	Clean Harbors (a)	3,334
	Hazardous Waste Services & Disposal
		9,929
	> Other Industrial Services 0.6%
600,000	Acorn Energy (a)	3,192
	Frac Well Exploration/Monitoring Device, Sonar Security,Electric Grid Monitoring
265,000	TrueBlue (a)	3,003
	Temporary Manual Labor
109,000	Forward Air	2,774
	Freight Transportation Between Airports
		8,969
	> Steel 0.6%
686,000	GrafTech International (a)	8,712
	Industrial Graphite Materials Producer
		8,712
	> Industrial Distribution 0.3%
350,000	Interline Brands (a)	4,505
	Industrial Distribution
		4,505

Number of Shares		Value (000)
	> Water 0.1%
204,200	Mueller Water Products	$506
	Fire Hydrants, Valves & Ductile Iron Pipes
		506
Industrial Goods & Services: Total		223,976
Finance 10.4%
	> Banks 5.1%
431,597	Lakeland Financial	8,917
	Indiana Bank
278,678	Hancock Holding	7,463
	Gulf Coast Bank
675,000	Valley National Bancorp (c)	7,148
	New Jersey/New York Bank
480,000	MB Financial	7,066
	Chicago Bank
1,478,200	First Busey	6,430
	Illinois Bank
170,000	SVB Financial Group (a)	6,290
	Bank to Venture Capitalists
623,000	Associated Banc-Corp	5,794
	Midwest Bank
594,000	TCF Financial	5,441
	Great Lakes Bank
513,755	Pacific Continental	3,643
	Pacific N.W. Bank
269,600	Eagle Bancorp (a)	3,173
	Metro D.C. Bank
595,300	TrustCo Bank	2,655
	New York State Bank
70,000	City National	2,643
	Bank & Asset Manager
178,826	Sandy Spring Bancorp	2,616
	Baltimore, D.C. Bank
210,000	CVB Financial	1,615
	Inland Empire Business Bank
90,000	TriCo Bancshares	1,104
	California Central Valley Bank
851,247	Guaranty Bancorp (a)	1,022
	Colorado Bank
		73,020
	> Finance Companies 3.4%
345,000	World Acceptance (a)	19,303
	Personal Loans
412,500	Aaron's	10,416
	Rent to Own
345,000	Textainer Group Holdings	6,996
	Top International Container Leasor
210,000	McGrath Rentcorp	4,996
	Temporary Space & IT Rentals
330,000	CAI International (a)	3,868
	International Container Leasing
201,000	H&E Equipment Services (a)	1,658
	Heavy Equipment Leasing
99,200	Marlin Business Services (a)	1,051
	Small Equipment Leasing
		48,288

Number of Shares		Value (000)
	> Savings & Loans 0.9%
602,487	ViewPoint Financial	$6,899
	Texas Thrift
215,000	Berkshire Hills Bancorp	3,971
	Northeast Thrift
173,073	Kaiser Federal Financial Group	2,042
	Los Angeles Savings & Loan
		12,912
	> Brokerage & Money Management 0.7%
209,500	Eaton Vance	4,665
	Specialty Mutual Funds
173,000	Financial Engines (a)	3,133
	Asset Management for 401k Plans
675,000	MF Global (a)	2,788
	Futures Broker
		10,586
	> Insurance 0.3%
39,000	Enstar Group (a)	3,714
	Insurance/Reinsurance & Related Services
		3,714
Finance: Total		148,520
Health Care 10.0%
	> Biotechnology & Drug Delivery 4.2%
520,000	BioMarin Pharmaceutical (a)	16,572
	Biotech Focused on Orphan Diseases
495,000	Seattle Genetics (a)(c)	9,435
	Antibody-Based Therapies for Cancer
375,000	Auxilium Pharmaceuticals (a)	5,621
	Biotech Focused on Niche Disease Areas
840,000	NPS Pharmaceuticals (a)	5,468
	Orphan Drugs & Healthy Royalties
178,000	Onyx Pharmaceuticals (a)	5,342
	Commercial-Stage Biotech Focused on Cancer
643,000	Isis Pharmaceuticals (a)	4,360
	Biotech Pioneer in Antisense Drugs
196,000	InterMune (a)	3,959
	Drugs for Pulmonary Fibrosis & Hepatitis C
810,000	Micromet (a)	3,888
	Next-generation Antibody Technology
790,000	Chelsea Therapeutics (a)	2,884
	Biotech Focused on Rare Diseases
265,000	Anthera Pharmaceuticals (a)	1,264
	Biotech Focused on Cardiovascular, Cancer & Immunology
243,000	Savient Pharmaceuticals (a)(c)	996
	Biotech Company Focused on Severe Gout
18,675	United Therapeutics (a)	700
	Biotech Focused on Rare Diseases
18,181	Metabolex, Series A-1 (a)(d)(e)	18
	Diabetes Drug Development
738,060	Medicure - Warrants (a)(d)(e)	—
	Cardiovascular Biotech Company
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)(e)	—
	High Throughput Rational Drug Design

Number of Shares		Value (000)
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)(e)	$—
	High Throughput Rational Drug Design
		60,507
	> Medical Equipment & Devices 3.1%
370,000	Alexion Pharmaceuticals (a)	23,702
	Biotech Focused on Orphan Diseases
224,000	Sirona Dental Systems (a)	9,500
	Manufacturer of Dental Equipment
140,000	Gen-Probe (a)	8,015
	Molecular In-Vitro Diagnostics
84,007	Hill-Rom Holdings	2,522
	Hospital Beds/Patient Handling
155,000	Pacific Biosciences of California (a)(c)	498
	Genome Sequencing
		44,237
	> Medical Supplies 1.3%
439,600	Cepheid (a)	17,070
	Molecular Diagnostics
49,000	Neogen (a)	1,701
	Food and Animal Safety Products
		18,771
	> Health Care Services 0.8%
738,900	Health Management Associates (a)	5,113
	Non-Urban Hospitals
205,000	HealthSouth (a)	3,061
	Inpatient Rehabalitation Facilities
151,000	Community Health Systems (a)	2,512
	Non-Urban Hospitals
		10,686
	> Pharmaceuticals 0.6%
796,500	Akorn (a)	6,221
	Develops, Manufactures & Sells Specialty Generic Drugs
133,180	Alimera Sciences (a)(c)	1,065
	Ophthalmology-Focused Pharmaceutical Company
150,000	Horizon Pharma (a)(c)	1,049
	Specialty Pharma Company
		8,335
Health Care: Total		142,536
Energy & Minerals 8.2%
	> Oil Services 4.8%
1,000,000	FMC Technologies (a)	37,600
	Oil and Gas Well Head Manufacturer
803,000	Atwood Oceanics (a)	27,591
	Offshore Drilling Contractor
86,000	Bristow	3,649
	Largest Provider of Helicopter Services to Offshore Oil and Gas Producers
		68,840
	> Oil & Gas Producers 2.5%
1,135,000	Quicksilver Resources (a)(c)	8,603
	Natural Gas and Coal Seam Gas Producer
133,000	SM Energy	8,067
	Oil and Gas Producer

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
368,200	Houston American Energy (c)	$5,066
	Oil and Gas Exploration/Production in Colombia
143,000	Rosetta Resources (a)	4,894
	Oil and Gas Producer Exploring in South Texas and Montana
230,000	Northern Oil And Gas (a)(c)	4,460
	Small E&P Company in North Dakota Bakken
168,000	Swift Energy (a)	4,089
	Oil and Gas Exploration and Production
22,800	Oasis Petroleum (a)	509
	Oil Producer in North Dakota
		35,688
	> Mining 0.9%
85,000	Core Laboratories (Netherlands) (g)	7,635
	Oil and Gas Reservoir Consulting
600,000	Alexco Resource (a)	4,068
	Mining, Exploration & Environmental Services
180,000	Augusta Resource (a)(c)	553
	U.S. Copper/Molybdenum Mine
		12,256
Energy & Minerals: Total		116,784
Other Industries 5.9%
	> Real Estate 4.8%
915,000	Extra Space Storage	17,046
	Self Storage Facilities
739,200	Biomed Realty Trust	12,249
	Life Science-focused Office Buildings
600,000	Associated Estates Realty	9,276
	Multifamily Properties
870,000	Education Realty Trust	7,473
	Student Housing
177,000	Kilroy Realty	5,540
	West Coast Office and Industrial Properties
1,380,000	Kite Realty Group	5,051
	Community Shopping Centers
1,058,000	DCT Industrial Trust	4,645
	Industrial Properties
191,000	Dupont Fabros Technology (c)	3,761
	Technology-focused Office Buildings
100,000	Post Properties	3,474
	Multifamily Properties
		68,515
	> Transportation 1.1%
256,000	World Fuel Services	8,358
	Global Fuel Broker
410,091	Rush Enterprises, Class A (a)	5,807
115,000	Rush Enterprises, Class B (a)	1,342
	Truck Sales and Service
		15,507
Other Industries: Total		84,022
Total Equities: 99.0% (Cost: $1,167,960)		1,409,019

Number of Shares		Value (000)
Securities Lending Collateral 3.2%
45,915,875	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.00%)	$45,916
Total Securities Lending Collateral: (Cost: $45,916)		45,916
Total Investments: 102.2% (Cost: $1,213,876)(g)(h)		1,454,935
Obligation to Return Collateral for Securities Loaned: (3.2)%		(45,916)
Cash and Other Assets Less Liabilities: 1.0%		14,590
Total Net Assets: 100.0%		$1,423,609

ADR = American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the nine months ended September 30, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/11	Value	Dividend
RCM Technologies	710,000	-	-	710,000	$3,188	$-
Total of Affiliated Transactions	710,000	-	-	710,000	$3,188	$-

  The aggregate cost and value of these companies at September 30, 2011, were $4,479 and $3,188, respectively. Investments in affiliated companies represented 0.22% of the Fund's total net assets at September 30, 2011.

(c)  All or a portion of this security was on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $43,598,480.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2011, the market value of these securities (in thousands) amounted to $18 which represented less than 0.01% of total net assets.

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A-1	2/11/00	18,181	$2,000	$18
Locus Pharmaceuticals, Series A-1 Pfd.	9/05/01	37,500	1,500	-
Locus Pharmaceuticals, Series B-1 Pfd.	2/08/07	19,329	56	-
Medicure - Warrants	12/22/06	738,060	-	-
			$3,556	$18

(e)  Illiquid security.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  On September 30, 2011, the market value of foreign securities represents 1.08% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Israel	$7,648	0.54
Netherlands	7,635	0.54
Total Foreign Portfolio	$15,283	1.08

(h)  At September 30, 2011, for federal income tax purposes, the cost of investments was $1,213,876 and net unrealized appreciation was $241,059 consisting of gross unrealized appreciation of $406,760 and gross unrealized depreciation of $165,701.

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$443,150	$-		$-	$443,150
Consumer Goods & Services	250,031	-		-	250,031
Industrial Goods & Services	223,976	-		-	223,976
Finance	148,520	-		-	148,520
Health Care	142,518	-	*	18	142,536
Energy & Minerals	116,784	-		-	116,784
Other Industries	84,022	-		-	84,022
Total Equities	1,409,001	-	*	18	1,409,019
Total Securities Lending Collateral	45,916	-		-	45,916
Total Investments	$1,454,917	$-	*	$18	$1,454,935

*  Rounds to less than $500.

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the nine months ending September 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011
Equities
Health Care	$20	$-	$(2)	$-	$-	$-	$-	$18
	$20	$-	$(2)	$-	$-	$-	$-	$18

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $2.

Columbia Acorn International Select

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	06/30/11	09/30/11
Purchases
Asia
> Japan
Asahi Diamond Industrial	480,000	528,000
Seven Bank	4,450	6,753
> Singapore
Mapletree Industrial Trust REIT	14,601,100	19,420,000
> China
Netease.com	0	84,000
Want Want	1,655,000	3,764,000
Zhaojin Mining Industry	2,649,400	6,276,000
> Taiwan
Far Eastone Telecom	0	11,208,400
Europe
> United Kingdom
Archipelago Resources	4,472,797	6,886,399
JLT Group	881,100	1,014,600
Shaftesbury	226,800	423,820
> Belgium
EVS Broadcast Equipment	33,800	74,000
Other Countries
> Israel
Israel Chemicals	310,000	460,000
> South Africa
Adcock Ingram Holdings	1,152,200	1,220,200
Rand Merchant Insurance	4,902,152	7,209,798

	Number of Shares
	06/30/11	09/30/11
Sales
Asia
> Japan
Gree	280,000	181,000
Kansai Paint	2,115,000	2,100,000
> China
Jiangsu Expressway	6,727,000	4,170,000
> South Korea
NHN	79,266	52,000
Woongjin Coway	151,000	111,000
Europe
> United Kingdom
Chemring	1,609,133	1,480,000
Intertek Group	400,000	312,000
Serco	985,000	850,000
Workspace Group	9,710,000	1,304,000
> Netherlands
Core Laboratories	45,000	38,000
Fugro	117,121	115,821
> Switzerland
Kuehne & Nagel	51,000	49,000
> Germany
Rhoen-Klinikum	297,000	270,000
Wirecard	672,000	630,000
> Ireland
United Drug	2,377,800	1,930,000
> France
Neopost	48,000	32,657
Other Countries
> South Africa
Naspers	122,700	88,700
> United States
SM Energy	67,000	52,000
> Australia
UGL	540,000	—

Columbia Acorn International Select

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
		Equities: 95.3%
Asia 42.0%
	> Japan 16.5%
2,100,000	Kansai Paint	$20,124
	Paint Producer in Japan, India, China and Southeast Asia
6,753	Seven Bank	13,180
	ATM Processing Services
8,970	Jupiter Telecommunications	9,706
	Largest Cable Service Provider in Japan
528,000	Asahi Diamond Industrial	7,344
	Consumable Diamond Tools
181,000	Gree	5,520
	Mobile Social Networking Game Developer/Platform
110,000	Ain Pharmaciez	4,847
	Dispensing Pharmacy/Drugstore Operator
		60,721
	> Singapore 11.8%
13,130,000	Ascendas REIT	20,247
	Industrial Property Landlord
19,420,000	Mapletree Industrial Trust REIT	15,978
	Industrial Property Landlord
11,142,000	Mapletree Logistics Trust	7,217
	Industrial Property Landlord
		43,442
	> China 5.5%
6,276,000	Zhaojin Mining Industry	10,440
	Gold Mining and Refining in China
3,764,000	Want Want	3,409
	Chinese Branded Consumer Food Company
84,000	Netease.com	3,205
	Chinese Online Gaming Services
4,170,000	Jiangsu Expressway	3,150
	Chinese Toll Road Operator
		20,204
	> Taiwan 4.5%
11,208,400	Far Eastone Telecom	16,572
	Taiwan's 3rd Largest Mobile Operator
		16,572
	> South Korea 3.7%
52,000	NHN (a)	9,907
	Korean Online Search Services
111,000	Woongjin Coway	3,574
	South Korean Household Appliance Rental Service Provider
		13,481
Asia: Total		154,420
Europe 38.3%
	> United Kingdom 14.8%
1,480,000	Chemring	12,118
	Defense Manufacturer of Countermeasures and Energetics
1,014,600	JLT Group (b)	9,936
	International Business Insurance Broker

Number of Shares		Value (000)
312,000	Intertek Group	$8,973
	Testing, Inspection, Certification Services
6,886,399	Archipelago Resources (a)	7,361
	Gold Mining Projects in Indonesia, Vietnam, and the Philippines
850,000	Serco	6,724
	Facilities Management
1,304,000	Workspace Group	4,380
	United Kingdom Real Estate
423,820	Shaftesbury	3,062
	London Prime Retail REIT
616,000	Cobham	1,667
	Aerospace Components
		54,221
	> Netherlands 7.3%
166,000	AkzoNobel	7,325
	Largest Global Supplier of Protective Paints and Coatings
235,519	Imtech	6,625
	Electromechanical and ICT Installation and Maintenance
115,821	Fugro	5,841
	Sub-sea Oilfield Services
242,103	Aalberts Industries	3,599
	Flow Control and Heat Treatment
38,000	Core Laboratories (b)	3,414
	Oil and Gas Reservoir Consulting
		26,804
	> Germany 5.6%
630,000	Wirecard	9,638
	Online Payment Processing & Risk Management
270,000	Rhoen-Klinikum	5,467
	Health Care Services
115,500	Rheinmetall	5,418
	Defense & Automotive
		20,523
	> Switzerland 2.6%
49,000	Kuehne & Nagel	5,499
	Freight Forwarding/Logistics
24,000	Partners Group	3,952
	Private Markets Asset Management
		9,451
	> Sweden 2.3%
658,666	Hexagon	8,565
	Design, Measurement and Visualization Software and Equipment
		8,565
	> Ireland 1.6%
1,930,000	United Drug	5,909
	Irish Pharmaceutical Wholesaler & Outsourcer
		5,909
	> Iceland 1.3%
4,800,000	Marel (a)	4,773
	Largest Manufacturer of Poultry and Fish Processing Equipment
		4,773

Number of Shares		Value (000)
	> Denmark 1.1%
29,000	Novozymes	$4,123
	Industrial Enzymes
		4,123
	> Belgium 1.0%
74,000	EVS Broadcast Equipment	3,827
	Digital Live Mobile Production Software and Systems
		3,827
	> France 0.7%
32,657	Neopost	2,395
	Postage Meter Machines
		2,395
Europe: Total		140,591
Other Countries 12.7%
	> South Africa 6.6%
7,209,798	Rand Merchant Insurance	11,165
	Directly Sold Property and Casualty Insurance; Holdings in Other Insurers
1,220,200	Adcock Ingram Holdings	9,049
	Manufacturer of Pharmaceuticals and Medical Supplies
88,700	Naspers	3,830
	Media in Africa, China, Russia, and Other Emerging Markets
		24,044
	> Canada 2.8%
210,400	CCL Industries	5,608
	Leading Global Label Manufacturer
125,000	AG Growth	4,469
	Leading Manufacturer of Augers and Grain Handling Equipment
		10,077
	> United States 1.9%
112,000	Atwood Oceanics (a)	3,848
	Offshore Drilling Contractor
52,000	SM Energy	3,154
	Oil and Gas Producer
		7,002
	> Israel 1.4%
460,000	Israel Chemicals	5,239
	Producer of Potash, Phosphates, Bromine, and Specialty Chemicals
		5,239
Other Countries: Total		46,362
Latin America 2.2%
	> Colombia 1.7%
260,000	Pacific Rubiales Energy	5,508
	Oil Production & Exploration in Colombia
18,800,000	Quetzal Energy (a)(c)	775
	Explores for Oil & Gas in Latin America
		6,283

Number of Shares		Value (000)
	> Argentina 0.5%
166,667	Union Agriculture Group (a)(c)(f)	$1,777
	Farmland Operator in Uruguay
		1,777
Latin America: Total		8,060
Total Equities: 95.2% (Cost: $321,163)		349,433
Securities Lending Collateral 1.1%
3,965,250	Dreyfus Government Cash Management Fund (d) (7 day yield of 0.00%)	3,965
Total Securities Lending Collateral: (Cost: $3,965)		3,965
Total Investments: 96.3% (Cost: $325,128)(e)(g)		353,398
Obligation to Return Collateral for Securities Loaned: (1.1)%		(3,965)
Cash and Other Assets Less Liabilities: 4.8%		17,494
Total Net Assets: 100.0%		$366,927

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $3,742,527.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2011, the market value of these securities (in thousands) amounted to $2,552 which represented 0.70% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10	166,667	$2,200	$1,777
Quetzal Energy	1/14/11	18,800,000	2,376	775
			$4,576	$2,552

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At September 30, 2011, for federal income tax purposes, the cost of investments was $353,605 and net unrealized appreciation was $28,270 consisting of gross unrealized appreciation of $54,463 and gross unrealized depreciation of $26,193.

(f)  Illiquid security.

(g)  On September 30, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$60,721	16.5
Euro	56,045	15.3
Pound Sterling	54,221	14.8
Singapore Dollar	43,442	11.8
South African Rand	24,044	6.6
US Dollar	19,362	5.3
Other currencies less than 5% of total net assets	95,563	26.0
	$353,398	96.3

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$3,205	$151,215	$-	$154,420
Europe	3,414	137,177	-	140,591
Other Countries	17,079	29,283	-	46,362
Latin America	5,508	775	1,777	8,060
Total Equities	29,206	318,450	1,777	349,433
Total Securities Lending Collateral	3,965	-	-	3,965
Total Investments	$33,171	$318,450	$1,777	$353,398

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the nine months ending September 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011
Latin America
Argentina	$2,200	$-	$(423)	$-	$-	$-	$-	$1,777
	$2,200	$-	$(423)	$-	$-	$-	$-	$1,777

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $423.

Columbia Acorn International Select

Portfolio Diversification (Unaudited)

At September 30, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$36,811	10.0
Machinery	24,399	6.6
Other Industrial Services	21,098	5.8
Electrical Components	13,785	3.8
Outsourcing Services	6,724	1.8
Conglomerates	3,599	1.0
	106,416	29.0
> Information
Internet Related	16,943	4.6
Mobile Communications	16,572	4.5
Business Software	12,392	3.4
CATV	9,706	2.7
Financial Processors	9,638	2.6
Gaming Equipment & Services	5,520	1.5
	70,771	19.3
> Other Industries
Real Estate	50,883	13.9
Transportation	3,149	0.8
	54,032	14.7
> Energy & Minerals
Mining	21,214	5.8
Oil Services	9,689	2.6
Oil & Gas Producers	9,437	2.6
Agricultural Commodities	1,777	0.5
	42,117	11.5
> Finance
Insurance	21,101	5.7
Banks	13,180	3.6
Brokerage & Money Management	3,952	1.1
	38,233	10.4
> Health Care
Pharmaceuticals	14,958	4.1
Health Care Services	5,468	1.5
	20,426	5.6

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Nondurables	$5,608	1.4
Retail	4,847	1.3
Other Consumer Services	3,574	1.0
Food & Beverage	3,409	1.0
	17,438	4.7
Total Equities:	349,433	95.2
Securities Lending Collateral:	3,965	1.1
Total Investments:	353,398	96.3
Obligation to Return Collateral for Securities Loaned:	(3,965)	(1.1)
Cash and Other Assets Less Liabilities:	17,494	4.8
Net Assets:	$366,927	100.0

Columbia Acorn Select

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	06/30/11	09/30/11
Purchases
Consumer Goods & Services
Gaylord Entertainment	860,000	1,060,000
lululemon athletica	350,000	565,000
Skullcandy	0	266,300
GLG Life Tech (Canada)	1,000,000	1,850,000
IFM Investments (Century 21 China RE) - ADR (China)	2,300,000	2,946,537
Industrial Goods & Services
Quanta Services	1,400,000	1,500,000
Kennametal	885,000	1,085,000
Information
WNS - ADR (India)	4,227,186	4,276,336
Energy & Minerals
Petromanas (Canada)	5,000,000	18,125,000
Canacol Energy (Colombia)	30,530,000	33,500,000
Health Care
Horizon Pharma	0	195,000
NPS Pharmaceuticals	2,000,000	2,200,000
Akorn	2,250,000	2,500,000

	Number of Shares
	06/30/11	09/30/11
Sales
Consumer Goods & Services
Abercrombie & Fitch	1,100,000	950,000
Coach	1,025,000	875,000
Hertz	8,400,000	7,525,000
ITT Educational Services	325,000	315,000
RexLot Holdings (China)	335,000,000	315,000,000
Safeway	3,000,000	2,625,000
Tiffany & Co.	250,000	240,000
Industrial Goods & Services
Ametek	1,830,000	1,660,000
ChemSpec International - ADR (China)	1,500,000	0
Donaldson	785,000	735,000
Expeditors International of Washington	750,000	685,000
Oshkosh Corporation	650,000	325,000
Pall	840,000	790,000
Waste Management	1,200,000	650,000
WW Grainger	220,000	170,000
Information
Amphenol	750,000	700,000
Crown Castle International	1,510,000	1,360,000
Globalstar	15,000,000	12,000,000
Mettler Toledo	120,000	115,000
Navigant Consulting	813,073	0
Sanmina-SCI	6,950,000	6,275,000
SBA Communications	755,000	730,000
VisionChina Media - ADR (China)	3,573,400	2,573,400
Finance
CNO Financial Group	12,300,000	11,650,000
Discover Financial Services	5,050,000	3,800,000
MF Global	5,550,000	4,900,000
SEI Investments	1,100,000	1,050,000
Energy & Minerals
Canadian Solar (China)	3,300,000	2,700,000
Houston American Energy	1,450,000	1,309,500
Kirkland Lake Gold (Canada)	1,000,000	950,000
Pacific Rubiales Energy (Colombia)	2,500,000	2,255,000
Petromanas (Canada)	13,125,000	6,562,500
ShaMaran Petroleum (Iraq)	38,343,900	36,500,000
Synthesis Energy Systems (China)	3,850,372	3,050,372
Other Industries
Biomed Realty Trust	1,900,000	1,800,000
JB Hunt Transport Services	1,275,000	1,140,000
Wisconsin Energy	500,000	475,000

Columbia Acorn Select

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
		Equities: 98.5%
Consumer Goods & Services 24.4%
	> Retail 10.7%
950,000	Abercrombie & Fitch	$58,482
	Teen Apparel Retailer
2,625,000	Safeway	43,654
	Supermarkets
565,000	lululemon athletica (a)	27,487
	Premium Active Apparel Retailer
240,000	Tiffany & Co.	14,597
	Luxury Good Retailer
		144,220
	> Travel 6.5%
7,525,000	Hertz (a)	66,973
	Largest U.S. Rental Car Operator
1,060,000	Gaylord Entertainment (a)(b)	20,500
	Convention Hotels
		87,473
	> Apparel 3.4%
875,000	Coach	45,351
	Designer & Retailer of Branded Leather Accessories
		45,351
	> Casinos & Gaming 1.4%
315,000,000	RexLot Holdings (China)	18,724
	Lottery Equipment Supplier in China
		18,724
	> Educational Services 1.3%
315,000	ITT Educational Services (a)(b)	18,138
	Post-secondary Degree Services
		18,138
	> Food & Beverage 0.5%
1,850,000	GLG Life Tech (Canada) (a)(b)(c)	6,512
	Produce an All-Natural Sweetener Extracted from the Stevia Plant
		6,512
	> Leisure Products 0.3%
266,300	Skullcandy (a)(b)	3,763
	Lifestyle Branded Headphones
		3,763
	> Other Consumer Services 0.3%
2,946,537	IFM Investments (Century 21 China RE) - ADR (China) (a)(c)	3,388
	Provide Real Estate Services in China
		3,388
Consumer Goods & Services: Total		327,569
Industrial Goods & Services 20.2%
	> Machinery 12.6%
1,660,000	Ametek	54,730
	Aerospace/Industrial Instruments
735,000	Donaldson	40,278
	Industrial Air Filtration
1,085,000	Kennametal	35,523
	Consumable Cutting Tools

Number of Shares		Value (000)
790,000	Pall	$33,496
	Filtration & Fluids Clarification
325,000	Oshkosh Corporation (a)	5,115
	Specialty Truck Manufacturer
		169,142
	> Outsourcing Services 2.1%
1,500,000	Quanta Services (a)	28,185
	Electrical & Telecom Construction Services
		28,185
	> Other Industrial Services 2.0%
685,000	Expeditors International of Washington	27,777
	International Freight Forwarder
		27,777
	> Industrial Distribution 1.9%
170,000	WW Grainger	25,422
	Industrial Distribution
		25,422
	> Waste Management 1.6%
650,000	Waste Management	21,164
	U.S. Garbage Collection & Disposal
		21,164
Industrial Goods & Services: Total		271,690
Information 17.9%
	> Mobile Communications 6.4%
1,360,000	Crown Castle International (a)	55,311
	Communications Towers
730,000	SBA Communications (a)	25,171
	Communications Towers
12,000,000	Globalstar (a)(b)	4,908
	Satellite Mobile Voice & Data Carrier
		85,390
	> Computer Services 3.8%
4,276,336	WNS - ADR (India) (a)(c)	51,102
	Offshore BPO (Business Process Outsourcing) Services
		51,102
	> Contract Manufacturing 3.1%
6,275,000	Sanmina-SCI (a)(c)	41,917
	Electronic Manufacturing Services
		41,917
	> Computer Hardware & Related Equipment 2.1%
700,000	Amphenol	28,539
	Electronic Connectors
		28,539
	> Instrumentation 1.2%
115,000	Mettler Toledo (a)	16,096
	Laboratory Equipment
		16,096
	> Business Software 0.5%
182,000	Concur Technologies (a)	6,774
	Web Enabled Cost & Expense Management Software
		6,774

Number of Shares		Value (000)
	> Telecommunications Equipment 0.4%
324,000	Finisar (a)	$5,683
	Optical Subsystems and Components
		5,683
	> Advertising 0.4%
2,573,400	VisionChina Media - ADR (China) (a)(b)	4,709
	Advertising on Digital Screens in China's Mass Transit System
		4,709
Information: Total		240,210
Finance 13.9%
	> Credit Cards 6.5%
3,800,000	Discover Financial Services	87,172
	Credit Card Company
		87,172
	> Insurance 4.7%
11,650,000	CNO Financial Group (a)	63,026
	Life, Long-term Care & Medical Supplement Insurance
		63,026
	> Brokerage & Money Management 2.7%
4,900,000	MF Global (a)	20,237
	Futures Broker
1,050,000	SEI Investments	16,149
	Mutual Fund Administration & Investment Management
		36,386
Finance: Total		186,584
Energy & Minerals 13.1%
	> Oil & Gas Producers 8.7%
2,255,000	Pacific Rubiales Energy (Colombia)	47,773
	Oil Production & Exploration in Colombia
33,500,000	Canacol Energy (Colombia) (a)(c)	20,460
	Oil Producer in South America
1,309,500	Houston American Energy (b)	18,019
	Oil and Gas Exploration/Production in Colombia
36,500,000	ShaMaran Petroleum (Iraq) (a)(c)	14,455
	Oil Exploration in Kurdistan
24,000,000	Canadian Overseas Petroleum (United Kingdom) (a)(c)(d)	7,070
12,000,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	662
	Oil & Gas Exploration/Production in the North Sea
34,856,000	Petrodorado (Colombia) (a)(c)	5,655
17,144,000	Petrodorado - Warrants (Colombia) (a)(d)(e)	356
	Oil & Gas Exploration/Production in Columbia, Peru & Paraguay
18,125,000	Petromanas (Canada) (a)	2,162
6,562,500	Petromanas - Warrants (Canada) (a)(d)	92
	Exploring for Oil in Albania
		116,704

Number of Shares		Value (000)
	> Agricultural Commodities 1.5%
1,515,152	Union Agriculture Group (Argentina) (a)(d)(e)	$16,152
	Farmland Operator in Uruguay
38,000,000	Eacom Timber (Canada) (a)(c)	3,626
	Canadian Lumber Producer
		19,778
	> Alternative Energy 1.4%
2,700,000	Canadian Solar (China) (a)(b)(c)	9,936
	Solar Cell & Module Manufacturer
3,050,372	Synthesis Energy Systems (China) (a)(b)(c)	5,277
	Owner/Operator of Gasification Plants
1,600,000	Real Goods Solar (a)(c)	2,912
	Residential Solar Energy Installer
		18,125
	> Mining 1.1%
950,000	Kirkland Lake Gold (Canada) (a)	15,402
	Gold Mining
		15,402
	> Oil Services 0.4%
10,885,700	Tuscany International Drilling (Colombia) (a)	6,025
760,000	Tuscany International Drilling - Warrants (Colombia) (a)	4
	South America Based Drilling Rig Contractor
		6,029
Energy & Minerals: Total		176,038
Other Industries 6.4%
	> Transportation 3.1%
1,140,000	JB Hunt Transport Services	41,177
	Truck & Intermodal Carrier
		41,177
	> Real Estate 2.2%
1,800,000	Biomed Realty Trust	29,826
	Life Science-focused Office Buildings
		29,826
	> Regulated Utilities 1.1%
475,000	Wisconsin Energy	14,863
	Wisconsin Utility
		14,863
Other Industries: Total		85,866
Health Care 2.6%
	> Pharmaceuticals 1.5%
2,500,000	Akorn (a)	19,525
	Develops, Manufactures & Sells Specialty Generic Drugs
195,000	Horizon Pharma (a)(b)	1,363
	Specialty Pharma Company
		20,888

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery 1.1%
2,200,000	NPS Pharmaceuticals (a)	$14,322
	Orphan Drugs & Healthy Royalties
		14,322
Health Care: Total		35,210
Total Equities: 98.5% (Cost: $1,276,242)		1,323,167
Securities Lending Collateral 2.4%
32,441,695	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.00%)	32,442
Total Securities Lending Collateral: (Cost: $32,442)		32,442
Total Investments: 100.9% (Cost: $1,308,684)(g)(h)		1,355,609
Obligation to Return Collateral for Securities Loaned: (2.4)%		(32,442)
Cash and Other Assets Less Liabilities: 1.5%		20,166
Total Net Assets: 100.0%		$1,343,333

ADR = American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $29,941,439.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the nine months ended September 30, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/11	Value	Dividend
Canacol Energy	36,240,000	-	2,740,000	33,500,000	$20,460	$-
Canadian Overseas Petroleum*	16,800,000	7,200,000	-	24,000,000	7,070	-
Canadian Solar	3,200,000	100,000	600,000	2,700,000	9,936	-
Eacom Timber	38,000,000	-	-	38,000,000	3,626	-
GLG Life Tech	1,000,000	850,000	-	1,850,000	6,512	-
Globalstar*	15,000,000	-	3,000,000	12,000,000	4,908	-
IFM Investments (Century 21 China RE) - ADR	2,300,000	646,537	-	2,946,537	3,388	-
Petrodorado	28,400,000	6,456,000	-	34,856,000	5,655	-
Real Goods Solar	1,500,000	100,000	-	1,600,000	2,912	-
Sanmina-SCI	7,100,000	-	825,000	6,275,000	41,917	-
ShaMaran Petroleum	35,950,000	550,000	-	36,500,000	14,455	-
Synthesis Energy Systems	4,500,000	-	1,449,628	3,050,372	5,277	-
Tuscany International Drilling*	11,324,000		-	438,300	10,885,700	6,025
VisionChina Media - ADR*	3,675,000	-	1,101,600	2,573,400	4,709	-
WNS - ADR	4,200,000	76,336	-	4,276,336	51,102	-
Total of Affiliated Transactions	209,189,000	15,978,873	10,154,528	215,013,345	$187,952	$-

*  At September 30, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at September 30, 2011, were $264,476 and $165,240, respectively. Investments in affiliated companies represented 12.30% of the Fund's total net assets at September 30, 2011.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At September 30, 2011, these securities (in thousands) amounted to $24,333, which represented 1.81% of total net assets.

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/08/10	1,515,152	$20,000	$16,152
Canadian Overseas Petroleum	11/24/10	24,000,000	10,260	7,070
Canadian Overseas Petroleum - Warrants	11/24/10	12,000,000	1,502	662
Petrodorado - Warrants	11/20/09	17,144,000	2,118	357
Petromanas - Warrants	5/20/10	6,562,500	380	92
			$34,260	$24,333

(e)  Illiquid security.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  On September 30, 2011, the market value of foreign securities represents 17.83% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Colombia	$80,273	5.98
India	51,102	3.80
China	42,034	3.13
Canada	27,794	2.07
Argentina	16,152	1.20
Iraq	14,455	1.07
United Kingdom	7,732	0.58
Total Foreign Portfolio	$239,542	17.83

(h)  At Setpember 30, 2011, for federal income tax purposes, the cost of investments was $1,308,684 and net unrealized appreciation was $46,925 consisting of gross unrealized appreciation of $324,355 and gross unrealized depreciation of $277,430.

Columbia Acorn Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$308,845	$18,724	$-	$327,569
Industrial Goods & Services	271,690	-	-	271,690
Information	240,210	-	-	240,210
Finance	186,584	-	-	186,584
Energy & Minerals	151,706	8,180	16,152	176,038
Other Industries	85,866	-	-	85,866
Health Care	35,210	-	-	35,210
Total Equities	1,280,111	26,904	16,152	1,323,167
Total Securities Lending Collateral	32,442	-	-	32,442
Total Investments	$1,312,553	$26,904	$16,152	$1,355,609

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$50,762	$-	$-	$50,762

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions expired.

> Notes to Statement of Investments (dollar values in thousands)

  The following table reconciles asset balances for the nine months ending September 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011
Equities
Energy & Minerals	$20,000	$-	$(3,848)	$-	$-	$-	$-	$16,152
	$20,000	$-	$(3,848)	$-	$-	$-	$-	$16,152

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $3,848.

Columbia Thermostat Fund

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
	> Affiliated Stock Funds: 63.7%
1,437,902	Columbia Dividend Income Fund, Class I	$17,514
512,910	Columbia Acorn International Fund, Class I	17,264
501,194	Columbia Acorn Fund, Class I	12,871
682,892	Columbia Marsico Growth Fund, Class I	12,572
769,451	Columbia Large Cap Enhanced Core Fund, Class I	8,625
677,414	Columbia Contrarian Core Fund, Class I	8,610
395,830	Columbia Acorn Select Fund, Class I	8,562
Total Stock Funds: (Cost: $79,231)		86,018

Number of Shares		Value (000)
	> Affiliated Bond Funds: 35.8%
2,623,446	Columbia Intermediate Bond Fund, Class I	$24,215
1,233,832	Columbia U.S. Treasury Index Fund, Class I	14,633
1,040,371	Columbia Income Opportunities Fund, Class I	9,457
Total Bond Funds: (Cost: $47,009)		48,305
Total Investments: 99.5% (Cost: $126,240)(a)		134,323
Cash and Other Assets Less Liabilities: 0.5%		725
Total Net Assets: 100.0%		$135,048

> Notes to Statement of Investments (dollar values in thousands)

(a)  At September 30, 2011, for federal income tax purposes, the cost of investments was $126,240 and net unrealized appreciation was $8,083 consisting of gross unrealized appreciation of $8,137 and gross unrealized depreciation of $54.

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Stock Funds	$86,018	$-	$-	$86,018
Total Bond Funds	48,305	-	-	48,305
Total Investments	$134,323	$-	$-	$134,323

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
		Equities: 87.4%
Asia 43.5%
	> Taiwan 12.9%
26,990	Chroma Ate	$55
	Automatic Test Systems, Testing & Measurement Instruments
4,000	St. Shine Optical	49
	World's Leading Disposable Contact Lens OEM
7,730	Simplo Technology	47
	Battery Packs for Notebook & Tablet PCs
25,902	Far Eastone Telecom	38
	Taiwan's 3rd Largest Mobile Operator
2,449	Formosa International Hotels	33
	Hotel, Food & Beverage Operation & Hospitality Management Services
5,000	President Chain Store	28
	Taiwan's Number One Convenience Chain Store Operator
9,277	Radiant Opto-Electronics	26
	LCD Back Light Modules
11,085	Taiwan Hon Chuan	24
	Beverage Packaging (bottles, caps, labels) Manufacturer
13,900	CTCI Corp	17
	International Engineering Firm
4,800	Advantech	13
	Industrial PC & Components
1,200	Lung Yen	3
	Funeral Services and Columbaria
		333
	> China 10.5%
83,166	AMVIG Holdings	47
	Chinese Tobacco Packaging Material Supplier
33,251	Digital China	43
	IT Distribution & Systems Integration Services
1,000	Netease.com	38
	Chinese Online Gaming Services
37,812	Jiangsu Expressway	29
	Chinese Toll Road Operator
3,000	Noah Holdings - ADR	28
	Wealth Management Product Distributor in China
451,892	RexLot Holdings	27
	Lottery Equipment Supplier in China
7,538	ENN Energy	24
	China's Largest Private Gas Operator
579	51job - ADR	23
	Integrated Human Resource Services
10,727	China Yurun Food	11
	Meat Processor in China
		270
	> Hong Kong 8.9%
219,935	Nagacorp	47
	Casino/Entertainment Complex in Cambodia
48,909	Mongolian Mining (a)	43
	Coking Coal Mining in Mongolia
16,865	Lifestyle International	43
	Mid to High-End Department Store Operator in Hong Kong & China

Number of Shares		Value (000)
65,652	Sasa International	$39
	Cosmetics Retailer
4,137	Melco Crown Entertainment - ADR	34
	Macau Casino Operator
33,000	Melco International	22
	Macau Casino Operator
		228
	> Philipines 4.6%
189,156	SM Prime Holdings	53
	Shopping Mall Operator
88,382	Manila Water Company	38
	Water Utility Company in the Philippines
25,567	Int'l Container Terminal	27
	Container Handling Terminals & Port Management
		118
	> Indonesia 2.6%
178,989	Ace Indonesia	67
	Home Improvement Retailer
		67
	> Japan 1.4%
3,860	Kansai Paint	37
	Paint Producer in Japan, India, China and Southeast Asia
		37
	> Thailand 1.4%
117,555	Home Product Center	35
	Home Improvement Retailer
		35
	> Singapore 1.2%
27,403	Goodpack Limited	32
	International Bulk Container Leasing
		32
Asia: Total		1,120
Other Countries 17.8%
	> South Africa 12.3%
9,580	Adcock Ingram Holdings	71
	Manufacturer of Pharmaceuticals and Medical Supplies
24,626	Coronation Fund Managers	61
	South African Fund Manager
39,175	Rand Merchant Insurance	61
	Directly Sold Property and Casualty Insurance; Holdings in Other Insurers
11,354	Northam Platinum	46
	Platinum Mining in South Africa
5,370	Mr. Price	44
	South African Retailer of Apparel, Household and Sporting Goods
1,945	Massmart Holdings	33
	General Merchandise, Food, and Home Improvement Stores; Wal-Mart Subsidiary
		316
	> United States 3.0%
645	Bristow	28
	Largest Provider of Helicopter Services to Offshore Oil and Gas Producers

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> United States—continued
752	Atwood Oceanics	$26
	Offshore Drilling Contractor
1,200	Textainer Group Holdings	24
	Top International Container Leasor
		78
	> Canada 2.5%
3,100	Alliance Grain Traders	66
	Global Leader in Pulse Processing and Distribution
		66
Other Countries: Total		460
Europe 14.3%
	> Sweden 3.3%
3,498	Hexagon	46
	Design, Measurement and Visualization Software and Equipment
4,972	East Capital Explorer	38
	Sweden-Based RUS/CEE Investment Fund
		84
	> United Kingdom 2.6%
62,959	Archipelago Resources (a)	67
	Gold Mining Projects in Indonesia, Vietnam, and the Philippines
		67
	> Czech Republic 2.5%
352	Komercni Banka	65
	Leading Czech Universal Bank
		65
	> Switzerland 2.3%
675	Dufry Group (a)	59
	Operates Airport Duty Free and Duty Paid Shops
		59
	> France 1.5%
780	Rubis	39
	Tank Storage and LPG Distribution
		39
	> Kazakhstan 1.1%
4,332	Halyk Savings Bank of Kazakhstan (a)	27
	Largest Retail Bank and Insurer in Kazakhstan
		27
	> Germany 1.0%
824	Dürr	27
	Automotive Plant Engineering & Associated Capital Equipment
		27
Europe: Total		368
Latin America 11.8%
	> Brazil 8.5%
4,436	Localiza Rent A Car	59
	Car Rental
11,121	MRV Engenharia	57
	Brazilan Property Developer

Number of Shares		Value (000)
4,617	Mills Estruturas e Servicos de Engenharia	$43
	Civil Engineering & Construction
7,431	Suzano - Preferred	33
	Brazilian Pulp and Paper Producer
1,884	Multiplus	27
	Loyalty Program Operator in Brazil
		219
	> Mexico 2.3%
1,203	Grupo Aeroportuario del Sureste - ADR	59
	Mexican Airport Operator
		59
	> Argentina 1.0%
56,433	Madalena Ventures (a)	26
	Oil and Gas Exploration in Argentina
		26
Latin America: Total		304
Total Equities: 87.4% (Cost: $2,555)		2,252
		Exchange Traded Funds: 5.2%
India 5.2%
3,065	EGShares India Small Cap ETF	45
2,444	Wisdomtree India Earnings Index ETF	45
3,649	Market Vectors India Small Cap Index ETF	43
India: Total		133
Total Exchange Traded Funds: 5.2% (Cost: $144)		133
Total Investments: 92.6% (Cost: $2,699)(b)(c)		2,385
Cash and Other Assets Less Liabilities: 7.4%		192
Total Net Assets: 100.0%		$2,577

ADR = American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At September 30, 2011, for federal income tax purposes the cost of investments was $2,699 and net unrealized depreciation was $314 consisting of gross unrealized appreciation of $6 and gross unrealized depreciation of $320.

(c)  On September 30, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
U.S. Dollar	$420	16.3
Hong Kong Dollar	375	14.6
Taiwan Dollar	333	12.9
South African Rand	316	12.3
Brazilian Real	219	8.5
Other currencies less than 5% of total net assets	722	28.0
	$2,385	92.6

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$123	$997	$-	$1,120
Other Countries	144	316	-	460
Europe	-	368	-	368
Latin America	304	-	-	304
Total Equities	571	1,681	-	2,252
Exchange Traded Funds
Asia	133	-	-	133
Total Exchange Traded Funds	133	-	-	133
Total Investments	$704	$1,681	$-	$2,385

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

Columbia Acorn Emerging Markets

Portfolio Diversification (Unaudited)

At September 30, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Retail	$306	11.9
Casinos & Gaming	130	5.0
Other Consumer Services	69	2.6
Travel	59	2.3
Food & Beverage	38	1.5
Other Entertainment	33	1.3
	635	24.6
> Energy & Minerals
Mining	157	6.1
Agricultural Commodities	99	3.8
Oil Services	53	2.1
Oil Refining, Marketing & Distribution	39	1.5
Oil & Gas Producers	26	1.0
	374	14.5
> Information
Computer Hardware & Related Equipment	86	3.3
Instrumentation	56	2.1
Business Software	45	1.8
Electronics Distribution	44	1.7
Mobile Communications	38	1.5
Internet Related	38	1.5
	307	11.9
> Finance
Brokerage & Money Management	99	3.8
Banks	92	3.6
Insurance	60	2.4
Finance Companies	52	2.0
	303	11.8

	Value (000)	Percentage of Net Assets
> Other Industries
Real Estate	$109	4.2
Transportation	88	3.4
Regulated Utilities	63	2.5
	260	10.1
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	107	4.2
Construction	60	2.3
Industrial Distribution	32	1.2
Other Industrial Services	27	1.1
Machinery	27	1.0
	253	9.8
> Health Care
Pharmaceuticals	71	2.8
Medical Supplies	49	1.9
	120	4.7
Total Equities:	2,252	87.4
Exchange Traded Funds:	133	5.2
Total Investments:	2,385	92.6
Cash and Other Assets Less Liabilities:	192	7.4
Net Assets:	$2,577	100.0

Columbia Acorn European Fund

Statement of Investments (Unaudited), September 30, 2011

Number of Shares		Value (000)
		Equities: 92.7%
Europe 92.7%
	> France 22.2%
1,580	1000mercis	$78
	Interactive Advertising and Marketing
1,100	Gemalto	52
	Digital Security Solutions
600	Eurofins Scientific	46
	Food, Pharmaceuticals and Materials Screening and Testing
590	Neopost	43
	Postage Meter Machines
360	Norbert Dentressangle	28
	Leading European Logistics and Transport Group
1,050	Teleperformance	22
	Call Center Operator
420	Rubis	21
	Tank Storage and LPG Distribution
720	Saft	20
	Niche Battery Manufacturer
460	Mersen	18
	Advanced Industrial Materials
4,670	Hi-Media (a)	15
	Online Advertiser in Europe
220	Pierre & Vacances	9
	Vacation Apartment Lets
		352
	> United Kingdom 18.7%
5,800	Chemring	47
	Defense Manufacturer of Countermeasures and Energetics
1,400	Intertek Group	40
	Testing, Inspection, Certification Services
17,220	Charles Taylor	37
	Insurance Services
3,450	JLT Group	34
	International Business Insurance Broker
5,430	GlobeOp Financial Services	24
	Hedge Fund Administrator
3,000	Domino's Pizza United Kingdom & Ireland	21
	Pizza Delivery In UK, Ireland and Germany
2,140	Serco	17
	Facilities Management
5,020	Workspace Group	17
	UK Real Estate
2,790	Abcam (a)	16
	Online Sales of Antibodies
620	Rotork	15
	Valve Actuators for Oil & Water Pipelines
2,540	Premier Oil (a)	14
	Oil and Gas Producer in Europe, Pakistan and Asia
4,850	Cobham	13
	Aerospace Components
160	Shaftesbury	1
	London Prime Retail REIT
		296

Number of Shares		Value (000)
	> Netherlands 16.8%
1,340	Imtech	$38
	Electromechanical and ICT Installation and Maintenance
1,530	Unit 4 Aggresso	37
	Business Software Development
770	Vopak	37
	World's Largest Operator of Petroleum and Chemical Storage Terminals
2,420	Aalberts Industries	36
	Flow Control and Heat Treatment
390	Core Laboratories	35
	Oil and Gas Reservoir Consulting
1,910	Arcadis	35
	Engineering Consultants
1,020	Koninklijke TenCate	31
	Advanced Textiles and Industrial Fabrics
340	Fugro	17
	Sub-sea Oilfield Services
		266
	> Germany 10.6%
2,880	Wirecard	44
	Online Payment Processing & Risk Management
140	Rational	32
	Commercial Ovens
560	Rheinmetall	26
	Defense & Automotive
720	Elringklinger	17
	Automobile Components
520	Dürr	17
	Automotive Plant Engineering & Associated Capital Equipment
550	CTS Eventim	16
	Event Ticket Sales
800	Rhoen-Klinikum	16
	Health Care Services
		168
	> Switzerland 7.7%
290	Geberit (a)	53
	Plumbing Supplies
15	Sika	27
	Chemicals for Construction & Industrial Applications
160	Partners Group	26
	Private Markets Asset Management
170	Dufry Group (a)	15
	Operates Airport Duty Free and Duty Paid Shops
		121
	> Sweden 4.8%
5,250	Sweco	43
	Engineering Consultants
2,460	Hexagon	32
	Design, Measurement and Visualization Software and Equipment
		75
	> Italy 2.8%
10,650	CIR	20
	Italian Holding Company
3,640	Geox	13
	Apparel and Shoe Maker
130	Tod's	11
	Leather Shoes and Bags
		44

Columbia Acorn European Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Ireland 2.7%
8,700	United Drug	$27
	Irish Pharmaceutical Wholesaler & Outsourcer
300	Paddy Power	15
	Irish Betting Services
		42
	> Portugal 2.0%
11,230	Redes Energéticas Nacionais	32
	Portuguese Power Transmission and Gas Transportation
		32
	> Russia 1.6%
860	Mail.ru - GDR (a)(b)	25
	Internet Social Networking and Games for Russian Speakers
		25
	> Belgium 1.0%
300	EVS Broadcast Equipment	16
	Digital Live Mobile Production Software and Systems
		16
	> Norway 0.9%
1,900	Atea	15
	Leading Nordic IT Hardware/Software Reseller and Installation Company
		15

Number of Shares		Value (000)
	> Greece 0.9%
12,800	Intralot	$15
	Lottery and Gaming Systems and Services
		15
	> Iceland —%
400	Marel (a)	—
	Largest Manufacturer of Poultry and Fish Processing Equipment
		—
Europe: Total		1,467
Total Equities: 92.7% (Cost: $1,566)		1,467
Total Investments: 92.7% (Cost: $1,566)(c)(d)		1,467
Cash and Other Assets Less Liabilities: 7.3%		115
Total Net Assets: 100.0%		$1,582

GDR = Global Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At September 30, 2011, this security had an aggregate value of $25, which represented 1.58% of total net assets.

(c)  At September 30, 2011 for federal income tax purposes the cost of investments was $1,566 and net unrealized depreciation was $99 consisting of gross unrealized appreciation of $13 and gross unrealized depreciation of $112.

(d)  On September 30, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$899	56.8
Pound Sterling	296	18.7
Swiss Franc	121	7.7
Other currencies less than 5% of total net assets	151	9.5
	$1,467	92.7

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

  The following table summarizes the inputs used, as of September 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$35	$1,432	$-	$1,467
Total Equities	35	1,432	-	1,467
Total Investments	$35	$1,432	$-	$1,467

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

Columbia Acorn European Fund

Portfolio Diversification (Unaudited)

At September 30, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$201	12.7
Machinery	133	8.4
Industrial Machinery & Specialty Chemicals	93	5.9
Electrical Components	80	5.1
Conglomerates	56	3.5
Construction	54	3.4
Outsourcing Services	17	1.1
	634	40.1
> Information
Business Software	85	5.4
Business Information & Marketing Services	78	4.9
Computer Hardware & Related Equipment	52	3.3
Financial Processors	44	2.8
Internet Related	25	1.6
Telephone & Data Services	22	1.4
Advertising	15	0.9
Computer Services	15	0.9
	336	21.2
> Energy & Minerals
Oil Refining, Marketing & Distribution	58	3.7
Mining	35	2.2
Oil Services	17	1.1
Oil & Gas Producers	14	0.8
	124	7.8
> Finance
Insurance	71	4.5
Brokerage & Money Management	51	3.2
	122	7.7

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Casinos & Gaming	$30	1.9
Restaurants	21	1.4
Other Entertainment	16	1.0
Retail	15	0.9
Apparel	13	0.8
Nondurables	11	0.7
Travel	9	0.6
	115	7.3
> Other Industries
Regulated Utilities	31	2.0
Transportation	28	1.8
Real Estate	18	1.1
	77	4.9
> Health Care
Pharmaceuticals	27	1.7
Health Care Services	16	1.0
Medical Supplies	16	1.0
	59	3.7
Total Equities:	1,467	92.7
Total Investments:	1,467	92.7
Cash and Other Assets Less Liabilities:	115	7.3
Net Assets:	$1,582	100.0

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Columbia Acorn Family of Funds

Third Quarter Class A, B, C, I, R and R5 Expense Information (Unaudited)

Columbia Acorn Fund	Class A	Class B*	Class C	Class I
Management Fees	0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.16%	0.36%	0.18%	0.07%
Net Expense Ratio	1.05%	1.75%	1.82%	0.71%
Columbia Acorn International	Class A	Class B*	Class C	Class I	Class R†	Class R5†
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%
Other Expenses	0.29%	0.46%	0.30%	0.17%	0.28%	0.26%
Net Expense Ratio	1.30%	1.97%	2.06%	0.93%	1.54%	1.02%
Columbia Acorn USA	Class A	Class B*	Class C	Class I
Management Fees	0.86%	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.16%	0.39%	0.18%	0.08%
Net Expense Ratio	1.27%	2.00%	2.04%	0.94%
Columbia Acorn International Select	Class A	Class B*	Class C	Class I
Management Fees	0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.33%	0.48%	0.37%	0.09%
Net Expense Ratio	1.52%	2.17%	2.31%	1.03%
Columbia Acorn Select	Class A	Class B*	Class C	Class I
Management Fees	0.81%	0.81%	0.81%	0.81%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.21%	0.35%	0.24%	0.11%
Net Expense Ratio	1.27%	1.91%	2.05%	0.92%
Columbia Thermostat Fund	Class A	Class B*	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses**	0.15%	0.15%	0.15%
Net Expense Ratio	0.50%	1.00%	1.25%
Columbia Acorn Emerging Markets Fund	Class A	Class C	Class I
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.35%	0.35%	0.16%
Net Expense Ratio	1.85%	2.60%	1.41%
Columbia Acorn European Fund	Class A	Class C	Class I
Management Fees	1.19%	1.19%	1.19%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.31%	0.31%	0.12%
Net Expense Ratio	1.75%	2.50%	1.31%

    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the nine months ended September 30, 2011. Some share classes of Columbia Acorn Select and Columbia Acorn International Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the annual rate of the Funds as follows:

Fund	Class A	Class B	Class C	Class I
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.30%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%

    These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice.

    Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's waiver/reimbursement arrangement is contractual through April 30, 2012. There is no guarantee that this arrangement will continue thereafter. Columbia Acorn Emerging Markets Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund so that its ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rates of 1.85%, 2.60% and 1.41% of the Fund's average daily net assets attributable to Class A, Class C and Class I shares, respectively, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter. Columbia Acorn European Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund so that its ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rates of 1.75%, 2.50% and 1.31% of the Fund's average daily net assets attributable to Class A, Class C and Class I shares, respectively, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter.

    Columbia Acorn International's fees and expenses include the effect of the contractual undertaking of the Funds' transfer agent, effective August 12, 2011, to waive a portion of total annual Fund operating expenses attributable to transfer agency fees incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively, through August 14, 2013. There is no guarantee that this arrangement will continue thereafter.

  *  The Funds no longer offer Class B shares to new or existing investors (other than through dividend reinvestment).

  **  Does not include estimated fees and expenses of 0.65% incurred by the Fund from the underlying portfolio funds in which it invests.

  †  Class R and Class R5 shares of Columbia Acorn International commenced operations on August 15, 2011, in connection with the completed merger of two series of RiverSource International Managers Series, Inc. into Columbia Acorn International.

Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

Charles P. McQuaid

Allan B. Muchin

David J. Rudis

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

P. Zachary Egan

Vice President

Fritz Kaegi

Vice President

John M. Kunka

Assistant Treasurer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R and R5 Shares

Third Quarter Report, September 30, 2011

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

C-1448 A (11/11) 128294

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R and R5 Shares

Third Quarter Report, September 30, 2011

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

C-1448 A (11/11) 128294

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R and R5 Shares

Third Quarter Report, September 30, 2011

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

C-1448 A (11/11) 128294